      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 1, 1998

                                                              FILE NOS. 33-52036
                                                                        811-7164
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 17                  /X/


                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 19                         /X/


                            ------------------------


                      GT GLOBAL VARIABLE INVESTMENT TRUST
            (AS SUCCESSOR TO G.T. GLOBAL VARIABLE INVESTMENT TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                       50 CALIFORNIA STREET, 27TH FLOOR,
                        SAN FRANCISCO, CALIFORNIA 94111

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (415) 392-6181

                            ------------------------


  MICHAEL A. SILVER, ESQ.       SAMUEL D. SIRKO, ESQ.           ARTHUR J. BROWN, ESQ.
    INVESCO (NY), INC.          A I M ADVISORS, INC.           R. DARRELL MOUNTS, ESQ.
   50 CALIFORNIA STREET,         11 GREENWAY PLAZA,           KIRKPATRICK & LOCKHART LLP
        27TH FLOOR                    SUITE 100            1800 MASSACHUSETTS AVENUE, N.W.,
  SAN FRANCISCO, CA 94111    HOUSTON, TEXAS 77046 (713)               2ND FLOOR
(NAME AND ADDRESS OF AGENT            626-1919                  WASHINGTON, D.C. 20036
       FOR SERVICE)                                                 (202) 778-9000


                            ------------------------


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
   / /     IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485.
   /X/     ON JUNE 6, 1998 PURSUANT TO PARAGRAPH (b) OF RULE 485 OR SUCH OTHER
           DATE AS IT MAY BE DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE
           COMMISSION.
   / /     60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485.
   / /     ON              PURSUANT TO PARAGRAPH (a)(1) OF RULE 485.
   / /     75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485.
   / /     ON              PURSUANT TO PARAGRAPH (a)(2) OF RULE 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
   / /     THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
           PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.



    PURSUANT TO RULE 414 UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") BY THIS AMENDMENT TO THE REGISTRATION STATEMENT ON FORM N-1A OF G.T. GLOBAL VARIABLE INVESTMENT TRUST, A MASSACHUSETTS BUSINESS TRUST, THE REGISTRANT HEREBY ADOPTS THE REGISTRATION STATEMENT OF SUCH TRUST UNDER THE SECURITIES ACT AND NOTIFICATION OF REGISTRATION AND REGISTRATION STATEMENT OF SUCH TRUST UNDER THE INVESTMENT COMPANY ACT OF 1940.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      GT GLOBAL VARIABLE INVESTMENT TRUST
                      CONTENTS OF POST-EFFECTIVE AMENDMENT



THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT OF GT GLOBAL VARIABLE INVESTMENT TRUST CONTAINS THE FOLLOWING DOCUMENTS:



Facing Sheet
Contents of Post-Effective Amendment
Cross-Reference Sheet
Part A        --      Prospectus
                      -- GT Global Variable Investment Funds
Part B        --      Statement of Additional Information
                      -- GT Global Variable Investment Funds
Part C        --      Other Information
Signature Pages
                      -- GT Global Variable Investment Trust (a Delaware business trust)
                      -- G.T. Global Variable Investment Trust (a Massachusetts business trust)
Exhibits

                      GT GLOBAL VARIABLE INVESTMENT TRUST
                             CROSS-REFERENCE SHEET
                     BETWEEN ITEMS ENUMERATED IN FORM N-1A
                                   PROSPECTUS


ITEM NO. OF
PART A OF FORM N-1A                                      CAPTIONS IN PROSPECTUS
---------------------------------  ------------------------------------------------------------------
1.  Cover Page...................  Cover Page
2.  Synopsis.....................  General Information
3.  Condensed Financial
    Information..................  Financial Highlights
4.  General Description of
    Registrant...................  Investment Objectives and Policies; Risk Factors; Currency,
                                   Options and Futures Strategies; Management; Other Information
5.  Management of the
    Fund.........................  Management; Other Information
5a. Management's Discussion of
    Fund Performance.............  See Registrant's current Annual Report
6.  Capital Stock and Other
    Securities...................  Dividends, Other Distributions and Federal Income Taxation; Other
                                   Information
7.  Purchase of Securities Being
    Offered......................  How to Invest; Calculation of Net Asset Value; Management
8.  Redemption or
    Repurchase...................  Calculation of Net Asset Value
9.  Pending Legal
    Proceedings..................  Not Applicable

                      GT GLOBAL VARIABLE INVESTMENT TRUST
                             CROSS-REFERENCE SHEET
                     BETWEEN ITEMS ENUMERATED IN FORM N-1A


                      STATEMENT OF ADDITIONAL INFORMATION

ITEM NO. OF
PART B OF FORM N-1A                         CAPTIONS IN STATEMENT OF ADDITIONAL INFORMATION
---------------------------------  ------------------------------------------------------------------
10. Cover Page...................  Cover Page
11. Table of Contents............  Table of Contents
12. General Information and
    History......................  Cover Page
13. Investment Objectives and
    Policies.....................  Investment Objectives and Policies; Options, Futures and Currency
                                   Strategies; Investment Limitations; Risk Factors; Appendix
14. Management of the
    Fund.........................  Trustees and Executive Officers; Management
15. Control Persons and Principal
    Holders of Securities........  Trustees and Executive Officers; Management
16. Investment Advisory and Other
    Services.....................  Management; Additional Information
17. Brokerage Allocation and
    Other Practices..............  Execution of Portfolio Transactions
18. Capital Stock and Other
    Securities...................  Additional Information
19. Purchase, Redemption and
    Pricing of Securities Being
    Offered......................  Valuation of Shares; Information Relating to Sales and Redemptions
20. Tax Status...................  Taxes
21. Underwriters.................  Management
22. Calculation of Performance
    Data.........................  Investment Results
23. Financial Statements.........  Financial Statements

GT GLOBAL
VARIABLE
INVESTMENT
FUNDS

PROSPECTUSES

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                           PROSPECTUS -- JUNE 1, 1998

--------------------------------------------------------------------------------

The GT GLOBAL VARIABLE INVESTMENT FUNDS described herein (individually, a "Fund," and collectively, the "Funds") are mutual funds that are offered for investment exclusively to separate accounts ("Separate Accounts") that fund certain variable annuity contracts ("VA Contracts") offered by certain life insurance companies ("Participating Insurance Companies").


The Funds are managed by A I M Advisors, Inc. ("AIM") and are sub-advised and sub-administered by INVESCO (NY), Inc. (the "Sub-adviser"). AIM and the Sub-adviser and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-adviser are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.


The GT Global Variable Investment Funds currently are:

/ / GT Global Variable New Pacific Fund
/ / GT Global Variable Europe Fund
/ / GT Global Variable Latin America Fund
/ / GT Global Variable America Fund
/ / GT Global Variable International Fund
/ / GT Global Variable Infrastructure Fund
/ / GT Global Variable Natural Resources Fund
/ / GT Global Variable Telecommunications Fund
/ / GT Global Variable Emerging Markets Fund
/ / GT Global Variable Growth & Income Fund
/ / GT Global Variable Global Government Income Fund
/ / GT Global Variable Strategic Income Fund
/ / GT Global Variable U.S. Government Income Fund
/ / GT Global Money Market Fund

Each of the following Funds is a series of a "diversified" investment company under the Investment Company Act of 1940, as amended ("1940 Act"): GT Global Variable New Pacific Fund ("New Pacific Fund"), GT Global Variable Europe Fund ("Europe Fund"), GT Global Variable America Fund ("America Fund"), GT Global Variable Infrastructure Fund ("Infrastructure Fund"), GT Global Variable Natural Resources Fund ("Natural Resources Fund"), GT Global Variable Telecommunications Fund ("Telecommunications Fund"), GT Global Variable International Fund ("International Fund"), GT Global Variable Emerging Markets Fund ("Emerging Markets Fund"), GT Global Variable U.S. Government Income Fund ("U.S. Government Income Fund") and GT Global Money Market Fund ("Money Market Fund"). Each of the following Funds is a series of a "non-diversified" investment company under the 1940 Act: GT Global Variable Latin America Fund ("Latin America Fund"), GT Global Variable Growth & Income Fund ("Growth & Income Fund"), GT Global Variable Strategic Income Fund ("Strategic Income Fund") and GT Global Variable Global Government Income Fund ("Global Government Income Fund").

The Strategic Income Fund invests up to 50% of its assets in debt securities whose credit quality is generally considered the equivalent of debt securities commonly known as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and interest. Investors should carefully consider the risks associated with an investment in the Strategic Income Fund. See "Investment Objectives and Policies" and "Risk Factors."


This Prospectus concisely sets forth information about the Funds that an investor should know before investing through the VA Contracts. This Prospectus, in addition to the VA Contracts prospectus, should be read carefully and retained for future reference. A Statement of Additional Information, dated June 1, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and, as supplemented or amended from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge by writing to the Funds at 50 California Street, 27th Floor, San Francisco, CA 94111, or by calling (800) 347-4246. It is also available, along with other related materials, on the SEC's Internet web site (http://www.sec.gov).


                                     [LOGO]

--------------------------------------------------------------------------------

THESE  SECURITIES HAVE NOT  BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES AND
 EXCHANGE COMMISSION, NOR HAS THE  SECURITIES AND EXCHANGE COMMISSION  PASSED
   ON  THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.      ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE  AVAILABLE AS  A POOLED  FUNDING VEHICLE  FOR VARIABLE  ANNUITY
 CONTRACTS  OFFERED  BY  PARTICIPATING INSURANCE  COMPANIES.  THIS PROSPECTUS
            SHOULD BE ACCOMPANIED BY THE PROSPECTUS FOR SUCH CONTRACTS.

AN INVESTMENT  IN  THE GT  GLOBAL  MONEY MARKET  FUND  IS NEITHER  INSURED  NOR
 GUARANTEED  BY THE U.S.  GOVERNMENT. THERE CAN  BE NO ASSURANCE  THAT THE GT
   GLOBAL MONEY  MARKET  FUND  WILL  BE  ABLE  TO  MAINTAIN  A  STABLE  NET
                                    ASSET VALUE OF $1.00 PER SHARE.

                               Prospectus Page 1

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
General Information.......................................................................          3
Financial Highlights......................................................................          4
Investment Objectives and Policies........................................................         15
Risk Factors..............................................................................         31
Currency, Options and Futures Strategies..................................................         38
How to Invest.............................................................................         39
Calculation of Net Asset Value............................................................         40
Dividends, Other Distributions and Federal Income Taxation................................         40
Management................................................................................         42
Other Information.........................................................................         48

                               Prospectus Page 2

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              GENERAL INFORMATION

--------------------------------------------------------------------------------


Each Fund is organized as a separate series of either GT Global Variable Investment Series or GT Global Variable Investment Trust (individually, a "Company," and collectively, the "Companies"). Each Company is registered with the SEC as an open-end management investment company. See "Other Information." Each Fund is treated as a separate entity for certain matters under the 1940 Act and for other purposes, including federal income tax purposes. A shareholder of one Fund is not deemed to be a shareholder of any other Fund.


The Funds are mutual funds that serve as funding vehicles for the VA Contracts offered by Participating Insurance Companies through Separate Accounts. Shares of the Funds may be offered to Separate Accounts of Participating Insurance Companies and serve as the underlying investments for VA Contracts ("shared funding"). Due to differences in tax treatment or other considerations, the interests of various VA Contract holders might at some time be in conflict. The Companies currently do not foresee any such conflict. However, the Companies' Boards of Trustees intend to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more Participating Insurance Companies' Separate Accounts might be required to withdraw all or a substantial portion of its investments in one or more Funds. This might disrupt a Fund's orderly portfolio management to the potential detriment of VA Contract holders.


The following Funds are organized as series of GT Global Variable Investment Series ("Investment Series"):


/ / GT Global Variable New Pacific Fund

/ / GT Global Variable Europe Fund

/ / GT Global Variable America Fund

/ / GT Global Variable International Fund

/ / GT Global Money Market Fund


The following Funds are organized as series of GT Global Variable Investment Trust ("Investment Trust"):


/ / GT Global Variable Latin America Fund

/ / GT Global Variable Infrastructure Fund

/ / GT Global Variable Natural Resources Fund

/ / GT Global Variable Telecommunications Fund

/ / GT Global Variable Growth & Income Fund

/ / GT Global Variable Strategic Income Fund

/ / GT Global Variable Emerging Markets Fund

/ / GT Global Variable Global Government Income Fund

/ / GT Global Variable U.S. Government Income Fund

The VA Contracts are described in a separate prospectus issued by each Participating Insurance Company for which the Companies assume no responsibility. Individual VA Contract holders are not the "shareholders" of either Company or any Fund. Rather, each Participating Insurance Company and its separate accounts are the shareholders (the "shareholders"). In accordance with current law, shareholder voting rights will be passed on to VA Contract holders. As described below, for certain matters Company shareholders vote together as a group; as to other matters, they vote separately by Fund.

                               Prospectus Page 3

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The tables below provide condensed financial information concerning income and capital charges for one share of each Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes for the periods indicated below have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon appears in the Statement of Additional Information.



                      GT GLOBAL VARIABLE INVESTMENT SERIES


                                                               YEAR ENDED DEC. 31,
                                                    ------------------------------------------
                                                        1997           1996           1995
                                                    ------------   ------------   ------------
                                                                                                 JULY 5, 1994
                                                                                                 (COMMENCEMENT
                                                                                                      OF
                                                                                                  OPERATIONS)
                                                                                                      TO
                                                                                                 DEC. 31, 1994
                                                                                                 -------------
                                                                    GT GLOBAL                      GT GLOBAL
                                                    ------------------------------------------   -------------
                                                      VARIABLE       VARIABLE       VARIABLE       VARIABLE
                                                    INTERNATIONAL  INTERNATIONAL  INTERNATIONAL  INTERNATIONAL
                                                        FUND           FUND           FUND           FUND
                                                    ------------   ------------   ------------   -------------
Net asset value, beginning of period..............    $ 11.91        $ 11.01        $ 11.25         $ 12.00
                                                    ------------   ------------   ------------   -------------
Income from investment operations
  Net investment income...........................       0.15*          0.05*          0.09*           0.06**
  Net gains or losses on securities (both realized
   and unrealized)................................       0.68           0.89          (0.22)          (0.76)
                                                    ------------   ------------   ------------   -------------
Total from investment operations..................       0.83           0.94          (0.13)          (0.70)
                                                    ------------   ------------   ------------   -------------
Less distributions
  From net investment income......................      (0.02)            --          (0.09)          (0.05)
  From net realized gain on investments...........         --          (0.04)         (0.02)             --
  In excess of net investment income..............         --             --             --              --
  Return of capital...............................         --             --             --              --
                                                    ------------   ------------   ------------   -------------
    Total distributions...........................      (0.02)         (0.04)         (0.11)          (0.05)
                                                    ------------   ------------   ------------   -------------
Net asset value, end of period....................    $ 12.72        $ 11.91        $ 11.01         $ 11.25
                                                    ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   -------------
Total returns +(b)................................      6.93%          8.52%        (1.14)%         (5.81)%
Ratios/supplemental data
  Net assets, end of period (in 000's)............    $ 5,929        $ 4,782        $ 3,663         $ 2,229
  Ratio of net investment income (loss) to average
   net assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a).......................      1.22%          0.48%          0.93%           3.33%
    Without reimbursement by the Sub-adviser and
     expense reductions (a).......................      0.05%        (0.86)%        (1.35)%         (2.56)%
    Without expenses assumed by the Sub-adviser
     (a)..........................................        --%            --%            --%             --%
  Ratio of expenses to average net assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a).......................      1.14%          1.15%          1.25%           0.69%
    Without reimbursement by the Sub-adviser and
     expense reductions (a).......................      2.31%          2.49%          3.53%           6.58%
    Without expenses assumed by the Sub-adviser
     (a)..........................................        --%            --%            --%             --%
  Portfolio turnover (a)..........................       112%            92%           107%             17%
  Average commission rate per share paid on
   portfolio transactions.........................    $0.0225        $0.0156            N/A             N/A

------------------
+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

* Includes reimbursement by the Sub-adviser of International Fund operating expenses for the fiscal years ended 1997, 1996 and 1995, of $0.06, $0.14 and $0.22, respectively.

** Includes reimbursement by the Sub-adviser of International Fund operating expenses of $0.11.

(a) Annualized for periods of less than one year.

(b) Not annualized for periods of less than one year.
                         ------------------------------

                                                                                AVERAGE MONTHLY
                                                                                   NUMBER OF
                                                                AVERAGE          REGISTRANT'S           AVERAGE
                                         AMOUNT OF DEBT     AMOUNT OF DEBT          SHARES             AMOUNT OF
                                YEAR      OUTSTANDING         OUTSTANDING         OUTSTANDING       DEBT PER SHARE
                                ENDED   AT END OF PERIOD   DURING THE PERIOD   DURING THE PERIOD   DURING THE PERIOD
                                -----   ----------------   -----------------   -----------------   -----------------
International Fund............  1997           $0                 $0                438,679             $0.0000

                               Prospectus Page 4

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                  YEAR ENDED DEC. 31, 1997
                                                       ----------------------------------------------
                                                                         GT GLOBAL
                                                       ----------------------------------------------
                                                       VARIABLE
                                                         NEW        VARIABLE      VARIABLE     MONEY
                                                       PACIFIC       EUROPE       AMERICA     MARKET
                                                         FUND         FUND         FUND        FUND
                                                       --------     --------      -------     -------
Net asset value, beginning of period..............     $  18.02     $ 21.34       $19.71      $  1.00
                                                       --------     --------      -------     -------
Income from investment operations
  Net investment income...........................         0.26***     0.05***     (0.07 )       0.05***
  Net gains or losses on securities (both realized
   and unrealized)................................        (7.61)       3.10         2.88           --
                                                       --------     --------      -------     -------
Total from investment operations..................        (7.35)       3.15         2.81         0.05
                                                       --------     --------      -------     -------
Less distributions
  From net investment income......................        (0.10)      (0.06)       (0.09 )      (0.05)
  From net realized gain on investments...........        (0.07)      (1.91)       (0.75 )         --
  In excess of net investment income..............           --          --           --           --
  Return of capital...............................           --          --           --           --
                                                       --------     --------      -------     -------
    Total distributions...........................        (0.17)      (1.97)       (0.84 )      (0.05)
                                                       --------     --------      -------     -------
Net asset value, end of period....................     $  10.50     $ 22.52       $21.68      $  1.00
                                                       --------     --------      -------     -------
                                                       --------     --------      -------     -------
Total returns +(b)................................     (41.11)%      15.15%       14.88%        4.96%
Ratios/supplemental data
  Net assets, end of period (in 000's)............     $ 16,490     $27,410       $43,977     $26,964
  Ratio of net investment income (loss) to average
   net assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a).......................        1.50%       0.22%       (0.35)%       4.77%
    Without reimbursement by the Sub-adviser and
     expense reductions (a).......................        1.16%       0.01%       (0.42)%       4.73%
    Without expenses assumed by the Sub-adviser
     (a)..........................................          --%         --%          --%          --%
  Ratio of expenses to average net assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a).......................        1.09%       1.20%        0.91%        0.75%
    Without reimbursement by the Sub-adviser and
     expense reductions (a).......................        1.43%       1.41%        0.98%        0.79%
    Without expenses assumed by the Sub-adviser
     (a)..........................................          --%         --%          --%          --%
  Portfolio turnover (a)..........................          93%        117%         210%          N/A
  Average commission rate per share paid on
   portfolio transactions.........................     $ 0.0064     $0.0626       $0.0552         N/A

                                                                  YEAR ENDED DEC. 31, 1996
                                                       -----------------------------------------------
                                                                          GT GLOBAL
                                                       -----------------------------------------------
                                                       VARIABLE
                                                         NEW         VARIABLE      VARIABLE     MONEY
                                                       PACIFIC        EUROPE       AMERICA     MARKET
                                                         FUND          FUND         FUND        FUND
                                                       --------      --------      -------     -------
Net asset value, beginning of period..............     $ 13.92       $ 16.52       $19.46      $  1.00
                                                       --------      --------      -------     -------
Income from investment operations
  Net investment income...........................        0.13**        0.05**       0.12 **      0.05**
  Net gains or losses on securities (both realized
   and unrealized)................................        4.16          4.93         3.18         0.00
                                                       --------      --------      -------     -------
Total from investment operations..................        4.29          4.98         3.30         0.05
                                                       --------      --------      -------     -------
Less distributions
  From net investment income......................       (0.19)        (0.16)       (0.30 )      (0.05)
  From net realized gain on investments...........          --            --        (2.75 )         --
  In excess of net investment income..............          --            --           --           --
  Return of capital...............................          --            --           --           --
                                                       --------      --------      -------     -------
    Total distributions...........................       (0.19)        (0.16)       (3.05 )      (0.05)
                                                       --------      --------      -------     -------
Net asset value, end of period....................     $ 18.02       $ 21.34       $19.71      $  1.00
                                                       --------      --------      -------     -------
                                                       --------      --------      -------     -------
Total returns +(b)................................      30.97%        30.25%       18.55%        4.75%
Ratios/supplemental data
  Net assets, end of period (in 000's)............     $32,670       $24,537       $41,647     $19,794
  Ratio of net investment income (loss) to average
   net assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a).......................       0.88%         0.36%        0.52%        4.67%
    Without reimbursement by the Sub-adviser and
     expense reductions (a).......................       0.60%         0.09%        0.46%        4.57%
    Without expenses assumed by the Sub-adviser
     (a)..........................................         --%           --%          --%          --%
  Ratio of expenses to average net assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a).......................       1.12%         1.20%        0.95%        0.75%
    Without reimbursement by the Sub-adviser and
     expense reductions (a).......................       1.40%         1.47%        1.01%        0.85%
    Without expenses assumed by the Sub-adviser
     (a)..........................................         --%           --%          --%          --%
  Portfolio turnover (a)..........................         70%           56%         248%          N/A
  Average commission rate per share paid on
   portfolio transactions.........................     $0.0071       $0.0313       $0.0531         N/A

------------------
+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

* Includes reimbursement by the Sub-adviser of New Pacific Fund, Europe Fund, America Fund and Money Market Fund operating expenses for the fiscal year ended December 31, 1995 of $0.04, $0.08, $0.01 and $0.00, respectively.

** Includes reimbursement by the Sub-adviser of New Pacific Fund, Europe Fund, America Fund and Money Market Fund operating expenses for the fiscal year ended December 31, 1996 of $0.04, $0.04, $0.00 and $0.00, respectively.

*** Includes reimbursements by the Sub-adviser of New Pacific Fund, Europe Fund and Money Market Fund operating expenses for the fiscal year ended December 31, 1997 of $0.02, $0.02 and $0.00, respectively.

(a) Annualized for periods of less than one year.

(b) Not annualized for periods of less than one year.

                               Prospectus Page 5

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                         YEAR ENDED DEC. 31, 1995
                                ------------------------------------------
                                                GT GLOBAL
                                ------------------------------------------
                                 VARIABLE
                                    NEW       VARIABLE  VARIABLE   MONEY
                                  PACIFIC      EUROPE   AMERICA    MARKET
                                   FUND         FUND      FUND      FUND
                                -----------   --------  --------  --------
Net asset value, beginning of
 period.......................   $  14.01     $ 15.22   $ 15.81   $   1.00
                                -----------   --------  --------  --------
Income from investment
 operations
  Net investment income.......       0.20*       0.18 *    0.21 *     0.05*
  Net gains or losses on
   securities (both realized
   and unrealized)............      (0.23)       1.28      3.80         --
                                -----------   --------  --------  --------
Total from investment
 operations...................      (0.03)       1.46      4.01       0.05
                                -----------   --------  --------  --------
Less distributions
  From net investment
   income.....................      (0.06)      (0.16 )   (0.07 )    (0.05)
  From net realized gain on
   investments................         --          --     (0.29 )       --
  In excess of net investment
   income.....................         --          --        --         --
  Return of capital...........         --          --        --         --
                                -----------   --------  --------  --------
    Total distributions.......      (0.06)      (0.16 )   (0.36 )    (0.05)
                                -----------   --------  --------  --------
Net asset value, end of
 period.......................   $  13.92     $ 16.52   $ 19.46   $   1.00
                                -----------   --------  --------  --------
                                -----------   --------  --------  --------
Total returns +(b)............      (0.21)%     9.66%    25.37%      5.26%
Ratios/supplemental data
  Net assets, end of period
   (in 000's).................   $ 23,025     $15,641   $37,643   $ 14,891
  Ratio of net investment
   income (loss) to average
   net assets:
    With reimbursement by the
     Sub-adviser and expense
     reductions (a)...........      1.27%       1.12%     1.66%      5.15%
    Without reimbursement by
     the Sub-adviser and
     expense reductions (a)...      1.74%       0.60%     1.60%      4.85%
    Without expenses assumed
     by the Sub-adviser (a)...        --%         --%       --%        --%
  Ratio of expenses to average
   net assets:
    With reimbursement by the
     Sub-adviser and expense
     reductions (a)...........      1.14%       1.20%     1.00%      0.75%
    Without reimbursement by
     the Sub-adviser and
     expense reductions (a)...      1.61%       1.72%     1.06%      1.05%
    Without expenses assumed
     by the Sub-adviser (a)...        --%         --%       --%        --%
  Portfolio turnover (a)......        67%        123%       79%        N/A
  Average commission rate per
   share paid on portfolio
   transactions...............        N/A         N/A       N/A        N/A

------------------
+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

* Includes reimbursement by the Sub-adviser of New Pacific Fund, Europe Fund, America Fund and Money Market Fund operating expenses for the fiscal year ended December 31, 1995 of $0.04, $0.08, $0.01 and $0.00, respectively.

** Includes reimbursement by the Sub-adviser of New Pacific Fund, Europe Fund, America Fund and Money Market Fund operating expenses for the fiscal year ended December 31, 1996 of $0.04, $0.04, $0.00 and $0.00, respectively.

(a) Annualized for periods of less than one year.

(b) Not annualized for periods of less than one year.

                               Prospectus Page 6

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                  YEAR ENDED DEC. 31, 1994
                                          -----------------------------------------
                                                          GT GLOBAL
                                          -----------------------------------------
                                           VARIABLE
                                              NEW       VARIABLE   VARIABLE  MONEY
                                            PACIFIC      EUROPE    AMERICA  MARKET
                                             FUND         FUND      FUND     FUND
                                          -----------   --------   -------  -------
Net asset value, beginning of period....    $   16.07   $ 15.33    $13.75   $  1.00
                                          -----------   --------   -------  -------
Income from investment operations
  Net investment income.................         0.08**    0.16**    0.48 **    0.03**
  Net gains or losses on securities
   (both realized and unrealized).......        (2.08)    (0.25)     2.08        --
                                          -----------   --------   -------  -------
Total from investment operations........        (2.00)    (0.09)     2.56      0.03
                                          -----------   --------   -------  -------
Less distributions
  From net investment income............        (0.06)       --     (0.50 )   (0.03)
  From net realized gain on
   investments..........................           --     (0.02)       --        --
  In excess of net investment income....           --        --        --        --
  Return of capital.....................           --        --        --        --
                                          -----------   --------   -------  -------
Total distributions.....................        (0.06)    (0.02)    (0.50 )   (0.03)
                                          -----------   --------   -------  -------
Net asset value, end of period..........    $   14.01   $ 15.22    $15.81   $  1.00
                                          -----------   --------   -------  -------
                                          -----------   --------   -------  -------
Total returns +(b)......................     (12.47)%    (0.59)%   18.88%     3.48%
Ratios/supplemental data
  Net assets, end of period (in
   000's)...............................    $  19,391   $15,020    $15,257  $19,474
  Ratio of net investment income to
   average net assets:
    With reimbursement by the
     Sub-adviser and expense reductions
     (a)................................        0.83%     1.48%     1.83%     3.70%
    Without reimbursement by the
     Sub-adviser and expense reductions
     (a)................................        0.48%     1.07%     0.76%     3.64%
    Without expenses assumed by the Sub-
     adviser (a)........................          --%       --%       --%       --%
  Ratio of expenses to average net
   assets:
    With reimbursement by the
     Sub-adviser and expense reductions
     (a)................................        1.25%     1.25%     0.98%     0.75%
    Without reimbursement by the
     Sub-adviser and expense reductions
     (a)................................        1.60%     1.66%     2.05%     0.81%
    Without expenses assumed by the Sub-
     adviser (a)........................          --%       --%       --%       --%
  Portfolio turnover (a)................          30%       61%      139%       N/A
  Average commission rate per share paid
   on portfolio transactions............          N/A       N/A       N/A       N/A

                                                        FEB. 10, 1993
                                                (COMMENCEMENT OF OPERATIONS)
                                                      TO DEC. 31, 1993
                                          -----------------------------------------
                                                          GT GLOBAL
                                          -----------------------------------------
                                           VARIABLE
                                              NEW       VARIABLE   VARIABLE  MONEY
                                            PACIFIC      EUROPE    AMERICA   MARKET
                                             FUND         FUND      FUND      FUND
                                          -----------   --------   -------   ------
Net asset value, beginning of period....    $12.00       $12.00    $12.00    $1.00
                                          -----------   --------   -------   ------
Income from investment operations
  Net investment income.................      0.04*        0.05*     1.11*    0.03 *
  Net gains or losses on securities
   (both realized and unrealized).......      4.03         3.28      0.64       --
                                          -----------   --------   -------   ------
Total from investment operations........      4.07         3.33      1.75     0.03
                                          -----------   --------   -------   ------
Less distributions
  From net investment income............        --           --        --    (0.03 )
  From net realized gain on
   investments..........................        --           --        --       --
  In excess of net investment income....        --           --        --       --
  Return of capital.....................        --           --        --       --
                                          -----------   --------   -------   ------
Total distributions.....................        --           --        --    (0.03 )
                                          -----------   --------   -------   ------
Net asset value, end of period..........    $16.07       $15.33    $13.75    $1.00
                                          -----------   --------   -------   ------
                                          -----------   --------   -------   ------
Total returns +(b)......................     33.9%        27.8%     14.7%     2.6%
Ratios/supplemental data
  Net assets, end of period (in
   000's)...............................    $7,945       $5,410    $1,700    $3,775
  Ratio of net investment income to
   average net assets:
    With reimbursement by the
     Sub-adviser and expense reductions
     (a)................................      0.9%         1.1%     14.1%     2.9%
    Without reimbursement by the
     Sub-adviser and expense reductions
     (a)................................      0.3%         0.4%     12.8%     2.1%
    Without expenses assumed by the Sub-
     adviser (a)........................       (2.0)%     (2.8)%     7.6%    (2.6)%
  Ratio of expenses to average net
   assets:
    With reimbursement by the
     Sub-adviser and expense reductions
     (a)................................      0.6%         0.7%      0.0%     0.2%
    Without reimbursement by the
     Sub-adviser and expense reductions
     (a)................................      1.3%         1.4%      1.3%     1.0%
    Without expenses assumed by the Sub-
     adviser (a)........................      3.6%         4.6%      6.5%     5.7%
  Portfolio turnover (a)................       15%          27%      831%      N/A
  Average commission rate per share paid
   on portfolio transactions............       N/A          N/A       N/A      N/A

------------------

+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

* Includes reimbursement by the Sub-adviser of New Pacific Fund, Europe Fund, America Fund and Money Market Fund operating expenses for the fiscal year ended December 31, 1993 of $0.03, $0.03, $0.10 and $0.01, respectively.

** Includes reimbursement by the Sub-adviser of New Pacific Fund, Europe Fund, America Fund and Money Market Fund operating expenses for the fiscal year ended December 31, 1994, of $0.03, $0.04, $0.28 and $0.00, respectively.
(a) Annualized for periods of less than one year.

(b) Not annualized.
                         ------------------------------

                                                                                       AVERAGE MONTHLY
                                                                                          NUMBER OF
                                                                        AVERAGE         REGISTRANT'S          AVERAGE
                                                  AMOUNT OF DEBT    AMOUNT OF DEBT         SHARES            AMOUNT OF
                                       YEAR        OUTSTANDING        OUTSTANDING        OUTSTANDING      DEBT PER SHARE
                                       ENDED     AT END OF PERIOD  DURING THE PERIOD  DURING THE PERIOD  DURING THE PERIOD
                                    -----------  ----------------  -----------------  -----------------  -----------------
New Pacific Fund..................        1997      $        0         $ 157,386           1,731,796         $  0.0909
Europe Fund.......................        1997               0           253,348           1,255,414            0.2018
America Fund......................        1997               0            91,718           2,058,932            0.0445
Money Market Fund.................        1997               0                 0          22,500,758            0.0000
Europe Fund.......................        1996         239,000               655           1,035,444            0.0006

                               Prospectus Page 7

                      GT GLOBAL VARIABLE INVESTMENT FUNDS


                      GT GLOBAL VARIABLE INVESTMENT TRUST


                                                  YEAR ENDED DEC. 31, 1997                    YEAR ENDED DEC. 31, 1996
                                          -----------------------------------------   -----------------------------------------
                                                     GT GLOBAL VARIABLE                          GT GLOBAL VARIABLE
                                          -----------------------------------------   -----------------------------------------
                                                            NATURAL                                     NATURAL
                                          INFRASTRUCTURE   RESOURCES     EMERGING     INFRASTRUCTURE   RESOURCES     EMERGING
                                               FUND          FUND      MARKETS FUND        FUND          FUND      MARKETS FUND
                                          --------------   ---------   ------------   --------------   ---------   ------------
Net asset value, beginning of period....     $ 16.47        $ 20.98      $ 14.26         $ 13.27        $ 13.88      $ 10.88
                                          --------------   ---------   ------------   --------------   ---------   ------------
Income from investment operations
  Net investment income.................        0.12**        (0.03)**      0.15**          0.11*         (0.06)*       0.11*
  Net gains or losses on securities
   (both realized and unrealized).......        0.74           0.18        (1.89)           3.19           7.16         3.27
                                          --------------   ---------   ------------   --------------   ---------   ------------
Total from investment operations........        0.86           0.15        (1.74)           3.30           7.10         3.38
                                          --------------   ---------   ------------   --------------   ---------   ------------
Less distributions
  From net investment income............       (0.10)            --        (0.06)          (0.03)            --           --
  From net realized gain on
   investments..........................       (0.88)         (0.93)       (0.89)          (0.07)            --           --
  In excess of net realized gain on
   investments..........................          --             --           --              --             --           --
  Return of capital.....................          --             --           --              --             --           --
                                          --------------   ---------   ------------   --------------   ---------   ------------
Total distributions.....................       (0.98)         (0.93)       (0.95)          (0.10)            --           --
                                          --------------   ---------   ------------   --------------   ---------   ------------
Net asset value, end of period..........     $ 16.35        $ 20.20      $ 11.57         $ 16.47        $ 20.98      $ 14.26
                                          --------------   ---------   ------------   --------------   ---------   ------------
                                          --------------   ---------   ------------   --------------   ---------   ------------
Total returns +(b)......................       5.00%          1.29%     (13.76)%          24.88%         51.15%       31.07%
Ratios/supplemental data
  Net assets, end of period (in
   000's)...............................     $ 8,745        $16,709      $16,509         $ 6,054        $16,308      $17,604
  Ratio of net investment income to
   average net assets:
    With reimbursement by the
     Sub-adviser and expense reductions
     (a)................................       0.99%        (0.16)%        1.05%           1.35%        (0.60)%        0.89%
    Without reimbursement by the Sub-
     adviser and expense reductions
     (a)................................       0.68%        (0.38)%        0.78%           0.03%        (1.30)%        0.39%
    Without expenses assumed by the Sub-
     adviser (a)........................         --%            --%          --%             --%            --%          --%
  Ratio of expenses to average net
   assets:
    With reimbursement by the
     Sub-adviser and expense reductions
     (a)................................       1.18%          1.20%        1.22%           1.21%          1.19%        1.18%
    Without reimbursement by the Sub-
     adviser and expense reductions
     (a)................................       1.49%          1.42%        1.49%           2.53%          1.89%        1.68%
    Without expenses assumed by the Sub-
     adviser (a)........................         --%            --%          --%             --%            --%          --%
  Portfolio turnover (a)................         46%           315%         212%             76%           199%         216%
  Average commission rate per share paid
   on portfolio transactions............     $0.0077        $0.0123      $0.0013         $0.0101        $0.0164      $0.0021

------------------
+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

* Includes reimbursement by the Sub-adviser of Infrastructure Fund, Natural Resources Fund and Emerging Markets Fund operating expenses for the fiscal year ended December 31, 1996 of $0.19, $0.11 and $0.05, respectively.

** Includes reimbursement by the Sub-adviser of Infrastructure Fund, Natural Resources Fund and Emerging Markets Fund operating expenses for the fiscal year ended December 31, 1997 of $0.04, $0.03 and $0.03, respectively.

(a) Annualized for periods of less than one year.

(b) Not annualized.

                               Prospectus Page 8

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                            NATURAL                      EMERGING
                                          INFRASTRUCTURE   RESOURCES     EMERGING         MARKETS
                                               FUND          FUND      MARKETS FUND        FUND
                                          --------------   ---------   ------------   ---------------
                                                                        GT GLOBAL
                                                                         VARIABLE
                                                                       ------------
                                                                                       JULY 5, 1994
                                                JAN. 31, 1995                          (COMMENCEMENT
                                                (COMMENCEMENT           YEAR ENDED    OF OPERATIONS)
                                              OF OPERATIONS) TO          DEC. 31,           TO
                                                DEC. 31, 1995              1995        DEC. 31, 1994
                                          --------------------------   ------------   ---------------
Net asset value, beginning of period....     $ 12.00        $ 12.00      $ 11.89          $ 12.00
                                             -------       ---------   ------------       -------
Income from investment operations
  Net investment income.................        0.07***        0.73***      0.14**           0.07*
  Net gains or losses on securities
   (both realized and unrealized).......        1.20           1.91        (1.04)           (0.05)
                                             -------       ---------   ------------       -------
Total from investment operations........        1.27           2.64        (0.90)            0.02
                                             -------       ---------   ------------       -------
Less distributions
  From net investment income............          --          (0.71)       (0.09)           (0.07)
  From net realized gain on
   investments..........................          --             --           --               --
  In excess of net realized gain on
   investments..........................          --          (0.05)          --            (0.06)
  Return of capital.....................          --             --        (0.02)              --
                                             -------       ---------   ------------       -------
Total distributions.....................          --          (0.76)       (0.11)           (0.13)
                                             -------       ---------   ------------       -------
Net asset value, end of period..........      $13.27         $13.88       $10.88           $11.89
                                             -------       ---------   ------------       -------
                                             -------       ---------   ------------       -------
Total returns +(b)......................      10.58%         22.20%      (7.54)%            0.12%
Ratios/supplemental data
  Net assets, end of period (in
   000's)...............................     $ 1,594        $ 1,365      $ 8,983          $ 7,267
  Ratio of net investment income to
   average net assets:
    With reimbursement by the
     Sub-adviser and expense reductions
     (a)................................       1.24%         10.87%        1.55%            4.10%
    Without reimbursement by the
     Sub-adviser and expense
     reductions (a).....................     (6.11)%          2.94%        0.51%          (0.20)%
    Without expenses assumed by the
     Sub-adviser (a)....................         --%            --%          --%              --%
  Ratio of expenses to average net
   assets:
    With reimbursement by the
     Sub-adviser and expense reductions
     (a)................................       1.22%          1.14%        1.18%            0.00%
    Without reimbursement by the
     Sub-adviser and expense
     reductions (a).....................       8.57%          9.07%        2.22%            4.30%
    Without expenses assumed by the
     Sub-adviser (a)....................         --%            --%          --%              --%
  Portfolio turnover (a)................         38%           875%         210%             117%
  Average commission rate per share paid
   on portfolio transactions............         N/A            N/A          N/A              N/A

------------------
+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

* Includes reimbursement by the Sub-adviser of Emerging Markets Fund operating expenses of $0.07.

** Includes reimbursement by the Sub-adviser of Emerging Markets Fund operating expenses for the fiscal year ended December 31, 1995 of $0.09.

*** Includes reimbursement by the Sub-adviser of operating expenses for the period January 31, 1995 to December 31, 1995 for the Infrastructure Fund and Natural Resources Fund of $0.42 and $0.47, respectively.

(a) Annualized for periods of less than one year.

(b) Not annualized.
                         ------------------------------

                                                                                            AVERAGE MONTHLY
                                                                                               NUMBER OF
                                                                             AVERAGE         REGISTRANT'S          AVERAGE
                                                    AMOUNT OF DEBT       AMOUNT OF DEBT         SHARES            AMOUNT OF
                                       YEAR           OUTSTANDING          OUTSTANDING        OUTSTANDING      DEBT PER SHARE
                                       ENDED       AT END OF PERIOD     DURING THE PERIOD  DURING THE PERIOD  DURING THE PERIOD
                                    -----------  ---------------------  -----------------  -----------------  -----------------
Infrastructure Fund...............        1997         $       0            $       0            490,778          $  0.0000
Natural Resources Fund............        1997                 0               71,425            879,531             0.0812
Emerging Markets Fund.............        1997                 0              151,740          1,452,279             0.1045

                               Prospectus Page 9

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                               YEAR ENDED DEC. 31, 1997
                                                  ----------------------------------------------------------------------------------
                                                                                  GT GLOBAL VARIABLE
                                                  ----------------------------------------------------------------------------------
                                                     LATIN                                  GLOBAL          U.S.         TELECOM-
                                                    AMERICA     GROWTH &     STRATEGIC    GOVERNMENT     GOVERNMENT     MUNICATIONS
                                                     FUND      INCOME FUND  INCOME FUND   INCOME FUND    INCOME FUND       FUND
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Net asset value, beginning of period............   $   14.80    $   16.51    $   13.38     $   11.43      $   11.41      $   18.14
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Income from investment operations
  Net investment income.........................        0.24**       0.41**       1.00**        0.82**         0.63**        (0.02)
  Net gains or losses on securities (both
   realized and unrealized).....................        1.91         2.23        (0.07)        (0.34)          0.29           2.59
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Total from investment operations................        2.15         2.64         0.93          0.48           0.92           2.57
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Less distributions
  From net investment income....................          --        (0.51)       (0.92)        (0.74)         (0.54)            --
  From net realized gain on investments.........          --        (0.04)          --            --          (0.09)         (2.31)
  In excess of net investment income............          --           --           --            --             --             --
  Return of capital.............................          --           --           --            --             --             --
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Total distributions.............................          --        (0.55)       (0.92)        (0.74)         (0.63)         (2.31)
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Net asset value, end of period..................   $   16.95    $   18.60    $   13.39     $   11.17      $   11.70      $   18.40
                                                  -----------  -----------  -----------  -------------  -------------  -------------
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Total returns +(b)..............................      14.53%       16.22%        7.14%         4.37%          8.30%         14.56%
Ratios/supplemental data
  Net assets, end of period (in 000's)..........   $  28,786    $  50,356    $  28,497     $   8,251      $   7,373      $  68,186
  Ratio of net investment income to average net
   assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a).....................       1.36%        2.86%        7.20%         6.33%          5.54%        (0.10)%
    Without reimbursement by the Sub-adviser and
     expense reductions (a).....................       1.21%        2.72%        7.03%         5.74%          4.92%        (0.15)%
    Without expenses assumed by the Sub-adviser
     (a)........................................         --%          --%          --%           --%            --%            --%
  Ratio of expenses to average net assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a).....................       1.25%        1.13%        0.90%         0.95%          1.00%          1.11%
    Without reimbursement by the Sub-adviser and
     expense reductions (a).....................       1.40%        1.27%        1.07%         1.54%          1.62%          1.16%
    Without expenses assumed by the Sub-adviser
     (a)........................................         --%          --%          --%           --%            --%            --%
  Portfolio turnover (a)........................        141%          60%         185%          235%           143%            91%
  Average commission rate per share paid on
   portfolio transactions.......................   $  0.0004    $  0.0141       N/A           N/A            N/A         $  0.0092

------------------
+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

* Includes reimbursement by the Sub-adviser of operating expenses for the fiscal year ended December 31, 1996 for the Latin America Fund, the Growth & Income Fund, the Strategic Income Fund, the Global Government Income Fund, the U.S. Government Income Fund and the Telecommunications Fund of $0.02, $0.01, $0.02, $0.06, $0.08 and $0.00, respectively.

** Includes reimbursement by the Sub-adviser of operating expenses for the fiscal year ended December 31, 1997 for the Latin America Fund, the Growth & Income Fund, the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund of $0.02, $0.00, $0.01, $0.06 and $0.06, respectively.

(a) Annualized for periods of less than one year.

(b) Not annualized.

                               Prospectus Page 10

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                               YEAR ENDED DEC. 31, 1996
                                                  ----------------------------------------------------------------------------------
                                                                                  GT GLOBAL VARIABLE
                                                  ----------------------------------------------------------------------------------
                                                     LATIN                                  GLOBAL          U.S.         TELECOM-
                                                    AMERICA     GROWTH &     STRATEGIC    GOVERNMENT     GOVERNMENT     MUNICATIONS
                                                     FUND      INCOME FUND  INCOME FUND   INCOME FUND    INCOME FUND       FUND
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Net asset value, beginning of period............   $   12.42    $   14.57    $   11.86     $   11.51      $   11.74      $   16.87
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Income from investment operations
  Net investment income.........................        0.27*        0.53*        0.95*         0.72*          0.60*         (0.05)*
  Net gains or losses on securities (both
   realized and unrealized).....................        2.49         1.81         1.50         (0.06)         (0.35)          3.31
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Total from investment operations................        2.76         2.34         2.45          0.66           0.25           3.26
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Less distributions
  From net investment income....................       (0.37)       (0.35)       (0.85)        (0.74)         (0.58)         (0.02)
  From net realized gain on investments.........          --        (0.05)       (0.08)           --             --          (1.97)
  In excess of net investment income............       (0.01)          --           --            --             --             --
  Return of capital.............................          --           --           --            --             --             --
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Total distributions.............................       (0.38)       (0.40)       (0.93)        (0.74)         (0.58)         (1.99)
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Net asset value, end of period..................   $   14.80    $   16.51    $   13.38     $   11.43      $   11.41      $   18.14
                                                  -----------  -----------  -----------  -------------  -------------  -------------
                                                  -----------  -----------  -----------  -------------  -------------  -------------
Total returns +(b)..............................      22.48%       16.33%       21.58%         6.17%          2.23%         19.34%
Ratios/supplemental data
  Net assets, end of period (in 000's)..........   $  22,928    $  36,433    $  31,718     $  10,397      $   5,483      $  63,258
  Ratio of net investment income to average net
   assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a).....................       1.94%        3.58%        7.74%         6.32%          5.24%        (0.26)%
    Without reimbursement by the Sub-adviser and
     expense reductions (a).....................       1.69%        3.48%        7.59%         5.80%          4.49%        (0.31)%
    Without expenses assumed by the Sub-adviser
     (a)........................................         --%          --%          --%           --%            --%            --%
  Ratio of expenses to average net assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a).....................       1.17%        1.20%        0.99%         0.95%          1.00%          1.12%
    Without reimbursement by the Sub-adviser and
     expense reductions (a).....................       1.42%        1.30%        1.14%         1.47%          1.75%          1.17%
    Without expenses assumed by the Sub-adviser
     (a)........................................         --%          --%          --%           --%            --%            --%
  Portfolio turnover (a)........................        102%          57%         210%          235%            49%            77%
  Average commission rate per share paid on
   portfolio transactions.......................   $  0.0002    $  0.0147          N/A           N/A            N/A      $  0.0068

------------------
+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

* Includes reimbursement by the Sub-adviser of operating expenses for the fiscal year ended December 31, 1996 for the Latin America Fund, the Growth & Income Fund, the Strategic Income Fund, the Global Government Income Fund, the U.S. Government Income Fund and the Telecommunications Fund of $0.02, $0.01, $0.02, $0.06, $0.08 and $0.00, respectively.

(a) Annualized for periods of less than one year.

(b) Not annualized.

                               Prospectus Page 11

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                             YEAR ENDED DEC. 31, 1995
                                                  -------------------------------------------------------------------------------
                                                                                GT GLOBAL VARIABLE
                                                  -------------------------------------------------------------------------------
                                                    LATIN                                 GLOBAL          U.S.        TELECOM-
                                                   AMERICA    GROWTH &     STRATEGIC    GOVERNMENT     GOVERNMENT    MUNICATIONS
                                                    FUND     INCOME FUND  INCOME FUND   INCOME FUND   INCOME FUND       FUND
                                                  ---------  -----------  -----------  -------------  ------------  -------------
Net asset value, beginning of period............  $   19.17   $   12.99    $   10.82     $   10.63     $    10.79     $   13.98
                                                  ---------  -----------  -----------  -------------  ------------  -------------
Income from investment operations
  Net investment income.........................      0.51*       0.52*        1.07*         0.79*          0.62*         0.02*
  Net gains or losses on securities (both
   realized and unrealized).....................      (5.10)       1.46         0.93          0.84           0.93          3.26
                                                  ---------  -----------  -----------  -------------  ------------  -------------
Total from investment operations................      (4.59)       1.98         2.00          1.63           1.55          3.28
                                                  ---------  -----------  -----------  -------------  ------------  -------------
Less distributions
  From net investment income....................      (0.16)      (0.40)       (0.96)        (0.75)         (0.60)        (0.03)
  From net realized gain on investments.........      (2.00)         --           --            --             --         (0.36)
  In excess of net investment income............         --          --           --            --             --            --
  Return of capital.............................         --          --           --            --             --            --
                                                  ---------  -----------  -----------  -------------  ------------  -------------
Total distributions.............................      (2.16)      (0.40)       (0.96)        (0.75)         (0.60)        (0.39)
                                                  ---------  -----------  -----------  -------------  ------------  -------------
Net asset value, end of period..................  $   12.42   $   14.57    $   11.86     $   11.51     $    11.74     $   16.87
                                                  ---------  -----------  -----------  -------------  ------------  -------------
                                                  ---------  -----------  -----------  -------------  ------------  -------------
Total returns +(b)..............................   (24.14)%      15.49%       19.50%        15.85%         14.73%        23.66%
Ratios/supplemental data
  Net assets, end of period (in 000's)..........  $  19,771  $   30,565   $   25,345   $    11,944    $     5,992   $    50,778
  Ratio of net investment income to average net
   assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a).....................      4.43%       3.87%        9.59%         7.03%          5.43%         0.16%
    Without reimbursement by the Sub-adviser and
     expense reductions (a).....................      3.92%       3.66%        9.35%         6.37%          3.87%         0.10%
    Without expenses assumed by the Sub-adviser
     (a)........................................        --%         --%          --%           --%            --%           --%
  Ratio of expenses to average net assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a).....................      1.18%       1.23%        1.00%         1.00%          1.00%         1.20%
    Without reimbursement by the Sub-adviser and
     expense reductions (a).....................      1.69%       1.44%        1.24%         1.66%          2.56%         1.26%
    Without expenses assumed by the Sub-adviser
     (a)........................................        --%         --%          --%           --%            --%           --%
  Portfolio turnover (a)........................       140%         73%         193%          394%           186%           70%
  Average commission rate per share paid on
   portfolio transactions.......................        N/A         N/A          N/A           N/A            N/A           N/A

------------------
+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

* Includes reimbursement by the Sub-adviser of operating expenses for the fiscal year ended December 31, 1995 for the Latin America Fund, the Growth & Income Fund, the Strategic Income Fund, the Global Government Income Fund, the U.S. Government Income Fund and the Telecommunications Fund of $0.06, $0.03, $0.03, $0.07, $0.14 and $0.00, respectively.

(a) Annualized for periods of less than one year.

(b) Not annualized.

                               Prospectus Page 12

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                              YEAR ENDED DEC. 31, 1994
                                                 ----------------------------------------------------------------------------------
                                                                                 GT GLOBAL VARIABLE
                                                 ----------------------------------------------------------------------------------
                                                    LATIN                                  GLOBAL          U.S.         TELECOM-
                                                   AMERICA     GROWTH &     STRATEGIC    GOVERNMENT     GOVERNMENT     MUNICATIONS
                                                    FUND      INCOME FUND  INCOME FUND   INCOME FUND    INCOME FUND       FUND
                                                 -----------  -----------  -----------  -------------  -------------  -------------
Net asset value, beginning of period...........   $   17.68    $   13.77    $   14.57     $   12.53      $   12.23      $   13.07
Income from investment operations
  Net investment income........................        0.11*        0.46*        1.71*         0.77*          0.63*          0.01*
  Net gains or losses on securities (both
   realized and unrealized)....................        1.49        (0.85)       (4.17)        (1.85)         (1.39)          0.92
                                                 -----------  -----------  -----------  -------------  -------------  -------------
Total from investment operations...............        1.60        (0.39)       (2.46)        (1.08)         (0.76)          0.93
                                                 -----------  -----------  -----------  -------------  -------------  -------------
Less distributions
  From net investment income...................       (0.04)       (0.39)       (0.79)        (0.73)         (0.62)         (0.02)
  From net realized gain on investments........       (0.07)          --        (0.45)           --          (0.06)            --
  In excess of net investment income...........          --           --           --            --             --             --
  Return of capital............................          --           --        (0.05)        (0.09)            --             --
                                                 -----------  -----------  -----------  -------------  -------------  -------------
Total distributions............................       (0.11)       (0.39)       (1.29)        (0.82)         (0.68)         (0.02)
                                                 -----------  -----------  -----------  -------------  -------------  -------------
Net asset value, end of period.................   $   19.17    $   12.99        10.82     $   10.63      $   10.79      $   13.98
                                                 -----------  -----------  -----------  -------------  -------------  -------------
                                                 -----------  -----------  -----------  -------------  -------------  -------------
Total returns +(b).............................       9.14%      (2.85)%     (17.09)%       (8.70)%        (6.27)%          7.15%
Ratios/supplemental data
  Net assets, end of period (in 000's).........   $  26,631    $  25,580    $  23,367     $   9,654      $   2,415      $  36,029
  Ratio of net investment income to average net
   assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a)....................       0.82%        3.69%        7.58%         6.89%          5.53%          0.31%
    Without reimbursement by the Sub-adviser
     and expense reductions (a)................       0.49%        3.45%        7.43%         6.21%          1.29%          0.07%
    Without expenses assumed by the Sub-adviser
     (a).......................................         --%          --%          --%           --%            --%            --%
  Ratio of expenses to average net assets:
    With reimbursement by the Sub-adviser and
     expense reductions (a)....................       1.25%        1.25%        1.00%         1.00%          0.38%          1.25%
    Without reimbursement by the Sub-adviser
     and expense reductions (a)................       1.58%        1.49%        1.15%         1.68%          4.63%          1.49%
    Without expenses assumed by the Sub-adviser
     (a).......................................         --%          --%          --%           --%            --%            --%
  Portfolio turnover (a).......................        185%          53%         313%          350%            34%            81%
  Average commission rate per share paid on
   portfolio transactions......................         N/A          N/A          N/A           N/A            N/A            N/A

------------------
+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

* Includes reimbursement by the Sub-adviser for Latin America Fund, Growth & Income Fund, Strategic Income Fund, Global Government Income Fund, U.S. Government Income Fund and Telecommunications Fund operating expenses for the fiscal year ended December 31, 1994 of $0.04, $0.03, $0.04, $0.08, $0.48 and $0.01, respectively.

(a) Annualized for periods of less than one year.

(b) Not annualized.

                               Prospectus Page 13

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                                                     OCT. 18, 1993
                                                                         FEB. 10, 1993                               (COMMENCEMENT
                                                                (COMMENCEMENT OF OPERATIONS) TO                    OF OPERATIONS) TO
                                                                         DEC. 31, 1993                               DEC. 31, 1993
                                              -------------------------------------------------------------------  -----------------
                                                                                GT GLOBAL VARIABLE
                                              --------------------------------------------------------------------------------------
                                                 LATIN                                  GLOBAL          U.S.           TELECOM-
                                                AMERICA     GROWTH &     STRATEGIC    GOVERNMENT     GOVERNMENT       MUNICATIONS
                                                 FUND      INCOME FUND  INCOME FUND   INCOME FUND    INCOME FUND         FUND
                                              -----------  -----------  -----------  -------------  -------------  -----------------
Net asset value, beginning of period........   $   12.00    $   12.00    $   12.00     $   12.00      $   12.00        $   12.00
Income from investment operations
  Net investment income.....................        0.04*        0.31*        0.61*         0.57*          0.53*            0.04*
  Net gains or losses on securities (both
   realized and unrealized).................        5.64         1.79         2.57          0.52           0.23             1.03
                                              -----------  -----------  -----------  -------------  -------------        -------
Total from investment operations............        5.68         2.10         3.18          1.09           0.76             1.07
                                              -----------  -----------  -----------  -------------  -------------        -------
Less distributions
  From net investment income................          --        (0.28)       (0.61)        (0.56)         (0.53)              --
  From net realized gain on investments.....          --        (0.05)          --            --             --               --
  In excess of net investment income........          --           --           --            --             --               --
                                              -----------  -----------  -----------  -------------  -------------        -------
Total distributions.........................          --        (0.33)       (0.61)        (0.56)         (0.53)              --
                                              -----------  -----------  -----------  -------------  -------------        -------
Net asset value, end of period..............   $   17.68    $   13.77    $   14.57     $   12.53      $   12.23        $   13.07
                                              -----------  -----------  -----------  -------------  -------------        -------
                                              -----------  -----------  -----------  -------------  -------------        -------
Total returns +(b)..........................       47.3%        17.8%        27.5%          9.5%           6.4%             8.9%
Ratios/supplemental data
  Net assets, end of period (in 000's)......   $   8,240    $  11,677    $  18,089     $   6,136      $     974        $   7,903
  Ratio of net investment income to average
   net assets:
    With reimbursement by the Sub-adviser
     and expense reductions *(a)............        1.0%         3.2%         6.6%          6.1%           5.3%             2.5%
    Without reimbursement by the Sub-adviser
     and expense reductions (a).............        0.4%         2.7%         6.3%          5.5%           3.4%             2.3%
    Without expenses assumed by the Sub-
     adviser (a)............................      (2.5)%         1.1%         5.2%          2.4%         (6.9)%             1.6%
  Ratio of expenses to average net assets:
    With reimbursement by the Sub-adviser
     and expense reductions *(a)............        0.7%         0.6%         0.5%          0.5%           0.0%             0.9%
    Without reimbursement by the Sub-adviser
     and expense reductions (a).............        1.3%         1.2%         0.9%          1.1%           1.9%             1.1%
    Without expenses assumed by the Sub-
     adviser (a)............................        4.2%         2.8%         1.9%          4.2%          12.3%             1.8%
  Portfolio turnover (a)....................         78%          17%         245%          298%            81%              20%
  Average commission rate per share paid on
   portfolio transactions...................         N/A          N/A          N/A           N/A            N/A              N/A

------------------
+ Total return information shown in the above table does not reflect expenses that apply to the Separate Accounts or the related insurance policies, and inclusion of these charges would reduce the total return figures for all periods shown.

* Includes reimbursement by the Sub-adviser for Latin America Fund, Growth & Income Fund, Strategic Income Fund, Global Government Income Fund, U.S. Government Income Fund and Telecommunications Fund operating expenses for the fiscal year ended December 31, 1993 of $0.02, $0.05, $0.03, $0.06, $0.19 and $0.00, respectively.

(a) Annualized for periods of less than one year.

(b) Not annualized.
                         ------------------------------

                                                                                            AVERAGE MONTHLY
                                                                                               NUMBER OF
                                                                             AVERAGE         REGISTRANT'S          AVERAGE
                                                    AMOUNT OF DEBT       AMOUNT OF DEBT         SHARES            AMOUNT OF
                                       YEAR           OUTSTANDING          OUTSTANDING        OUTSTANDING      DEBT PER SHARE
                                       ENDED       AT END OF PERIOD     DURING THE PERIOD  DURING THE PERIOD  DURING THE PERIOD
                                    -----------  ---------------------  -----------------  -----------------  -----------------
Latin America Fund................        1997         $       0            $ 158,488          1,733,114          $  0.0914
Growth & Income Fund..............        1997                 0               26,175          2,409,575             0.0109
Strategic Income Fund.............        1997                 0               69,819          2,214,986             0.0315
Global Government Income Fund.....        1997                 0               83,438            839,189             0.0994
U.S Government Income Fund........        1997                 0                  537            504,546             0.0011
Telecommunications Fund...........        1997                 0                    0          3,647,990             0.0000

                               Prospectus Page 14

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                       INVESTMENT OBJECTIVES AND POLICIES

--------------------------------------------------------------------------------

Each Fund has its own investment objective(s) and investment policies. The objective(s) and policies of each Fund determine the types of securities in which that Fund may invest and will affect both the investment return and the degree of risk to which that Fund is subject. There can be no assurance that any Fund will achieve its investment objective(s).

                              GLOBAL GROWTH FUNDS

The investment objective of each of the New Pacific Fund, the Europe Fund, the International Fund, and the America Fund (collectively, "Global Growth Funds") is long-term growth of capital. The New Pacific Fund, the Europe Fund and the International Fund each seeks its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of issuers domiciled in its Primary Investment Area, as described below. The America Fund seeks its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1 billion to $5 billion ("U.S. mid cap companies"). Equity securities in which the Global Growth Funds may invest include common stocks, preferred stocks, convertible debt securities and warrants to acquire such securities.

The Primary Investment Areas of the Global Growth Funds are as follows:

NEW PACIFIC FUND -- Australia, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, South Korea, Taiwan and Thailand.

EUROPE FUND -- Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey and the United Kingdom.

INTERNATIONAL FUND -- all countries listed for each other Global Growth Fund, and Argentina, Brazil, Canada, Chile, Colombia, Israel, Japan, Mexico, Peru and Venezuela, but not the United States.

AMERICA FUND -- the United States.

From time to time the Investment Series' Board of Trustees may add or delete countries from a Global Growth Fund's Primary Investment Area.

For purposes of this Prospectus, an issuer typically is considered as domiciled in a particular country if it is (a) organized under the laws of, or has its principal office in, a particular country or (b) normally derives 50% or more of its total revenues from business in that country, provided that, in the Sub-adviser's view, the value of such issuer's securities tends to reflect such country's development to a greater extent than developments elsewhere. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Sub-adviser to be located in that country may have substantial foreign operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

Each Global Growth Fund may invest up to 35% of its assets in the equity securities of issuers domiciled outside of its Primary Investment Area, including: (a) securities of issuers not domiciled in the Primary Investment Area but which are domiciled in countries that are linked by tradition, economic markets, cultural similarities or geography to such Primary Investment Area; and
(b) securities of issuers domiciled elsewhere in the world that have operations in the Primary Investment Area or that stand to benefit from political and economic events in the Primary Investment Area. In addition, the America Fund may invest up to 35% of its total assets in equity securities of issuers domiciled in the United States that are not U.S. mid cap companies.

Up to 35% of each Global Growth Fund's assets may be invested in debt securities of issuers that may or may not be domiciled in such Fund's Primary Investment Area. The Global Growth Funds will limit their purchases of debt securities to obligations rated no lower than investment grade, or if unrated, deemed by the Sub-adviser to be of equivalent quality. See "Risk Factors."

In managing the New Pacific Fund, the Europe Fund and the International Fund, the Sub-adviser seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates. The Sub-adviser further attempts to

                               Prospectus Page 15

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
identify those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. The Sub-adviser intends to invest in such markets only after balancing the potential for growth of selected companies in each market relative to the risks of investing in each such country. Among the factors to be considered are that several of the markets included in the Primary Investment Areas of the New Pacific Fund, the Europe Fund and the International Fund are so-called developing countries, and their economies and markets are less developed and more prone to uncertainty, instability and risk than the other markets in which such Funds invest. Under normal circumstances, the assets of the International Fund are invested in the equity securities of issuers domiciled in at least three different countries.

In selecting equity securities for the America Fund, the Sub-adviser uses a multi-stage process to identify companies that possess sustainable above average growth at an attractive offering price. The process for selecting mid cap growth stocks consists of four components: asset allocation, industry diversification, stock selection and quality control. The Sub-adviser tracks individual companies and categorizes them into industry groups. Purchases and sales of individual securities are based on the ratings established by the Sub-adviser on a weekly basis. Stocks ranked in the top 30% are buys, and the bottom 30% are sells. The quality control process ensures consistency with the industry and asset allocation guidelines as well as stock guidelines. There is no assurance that this process will produce better or more consistent results than other investment processes.

                              INFRASTRUCTURE FUND

The INFRASTRUCTURE FUND'S investment objective is long-term capital growth. It seeks its objective by investing primarily in equity securities of companies throughout the world that design, develop or provide products and services significant to a country's infrastructure. The Infrastructure Fund invests in infrastructure companies that, in the opinion of the Sub-adviser, have potential for above average, long-term growth in sales and earnings.

At least 65% of the Infrastructure Fund's total assets normally will be invested in common and preferred stocks and warrants to acquire such securities issued by infrastructure companies. An "infrastructure" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from infrastructure activities, or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. The remainder of the Infrastructure Fund's assets may be invested in debt securities issued by infrastructure companies and/or equity and debt securities of companies outside of the infrastructure industries which, in the opinion of the Sub-adviser, stand to benefit from developments in the infrastructure industries. The Infrastructure Fund will not invest more than 20% of its total assets in debt securities rated below investment grade. See "Risk Factors."

The Infrastructure Fund may invest substantially in securities denominated in one or more currencies. Under normal conditions, the Infrastructure Fund invests in the equity securities of issuers located in at least three different countries, including the United States. Investments in securities of issuers in any one country, other than the United States, will represent no more than 50% of the Infrastructure Fund's total assets.

In analyzing companies for possible investment by the Infrastructure Fund, the Sub-adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

For purposes of the Infrastructure Fund's policy of normally investing at least 65% of its total assets in the equity securities of infrastructure companies, the companies in which the Infrastructure Fund will principally invest will be those engaged in designing, developing or providing the following products and services: electricity production; oil, gas, and coal exploration, development, production and distribution; water supply, including water treatment facilities; nuclear power and other alternative energy sources; transportation, including the construction or operation of transportation systems; steel, concrete, or similar types of products; communications equipment and services (including equipment and services for both data and voice transmission); mobile communications and cellular radio/paging; emerging technologies combining telephone, television and/or computer systems; and other products and services which, in the Sub-adviser's judgment, constitute services significant to the development of a country's infrastructure.

                               Prospectus Page 16

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

The Sub-adviser believes that a country's infrastructure is one key to the long-term success of that country's economy. The Sub-adviser believes that adequate energy, transportation, water and communications systems are essential elements for long-term economic growth. The Sub-adviser believes that many developing nations, especially in Asia and Latin America, plan to make significant expenditures to the development of their infrastructure in the coming years, which is expected to facilitate increased levels of services and manufactured goods.

In the developed countries of North America, Europe, Japan and the Pacific Rim, the Sub-adviser expects that the replacement and upgrade of transportation and communications systems should stimulate growth in the infrastructure industries of those countries. In addition, in the Sub-adviser's view, deregulation of telecommunications and electric and gas utilities in many countries is promoting significant changes in these industries.

The Sub-adviser believes that strong economic growth in developing countries and infrastructure replacement, upgrade, and deregulation in more developed countries provide an environment for favorable investment opportunities in infrastructure companies worldwide. In addition, the long-term growth rates of certain foreign countries' economies may be substantially higher than the long-term growth rate of the U.S. economy. An integral aspect of certain foreign countries' economic growth may be the development or improvement of their infrastructure.

                             NATURAL RESOURCES FUND

The NATURAL RESOURCES FUND'S investment objective is long-term capital growth. It seeks its objective by investing primarily in equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies. The Natural Resources Fund invests in natural resource companies that, in the opinion of the Sub-adviser, have potential for above average, long-term growth in sales and earnings.

At least 65% of the Natural Resources Fund's total assets will normally be invested in common stock and preferred stock, and warrants to acquire such securities, issued by natural resource companies. A "natural resource" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from natural resource activities, or (ii) at least 50% of the assets was devoted to such activities, based upon the company's most recent fiscal year. The remainder of the Natural Resources Fund's assets may be invested in debt securities issued by natural resource companies and/or equity and debt securities of companies outside of the natural resource industries, which, in the opinion of the Sub-adviser, stand to benefit from developments in the natural resource industries. The Natural Resources Fund will not invest more than 20% of its total assets in debt securities rated below investment grade. See "Risk Factors."

The Natural Resources Fund may invest substantially in securities denominated in one or more currencies. Under normal conditions, the Natural Resources Fund invests in the equity securities of issuers located in at least three different countries, including the United States. Investments in securities of issuers in any one country, other than the United States, will represent no more than 50% of the Natural Resources Fund's total assets.

The Natural Resources Fund may invest in securities of companies in those natural resource industries and commodity groups that, in the Sub-adviser's opinion, may perform well during periods of rising inflation. In analyzing such companies for possible investment by the Natural Resources Fund, the Sub-adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; strong management; and general operating characteristics which will enable the companies to compete successfully in their respective markets.

For purposes of the Natural Resources Fund's policy of normally investing at least 65% of its total assets in the equity securities of natural resource companies, the companies in which the Natural Resources Fund will principally invest will be those which own, explore or develop: energy sources (such as oil, gas and coal); ferrous and non-ferrous metals (such as iron, aluminum, copper, nickel, zinc and lead), strategic metals (such as uranium and titanium) and precious metals (such as gold, silver and platinum); chemicals; forest products (such as timber, coated and uncoated tree sheet, pulp and newsprint); other basic commodities (such as foodstuffs); refined products (such as chemicals and steel) and service companies that sell to these producers and refiners; and other products and services which, in the Sub-adviser's opinion, are significant to the ownership and development of natural resources and other basic commodities.

                               Prospectus Page 17

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

The Sub-adviser will allocate the Natural Resources Fund's investments among those natural resource companies depending on its assessment of their long-term growth potential. In assessing these companies' long-term growth potential, the Sub-adviser will also evaluate, among other factors, their capabilities for expanded exploration and production, superior exploration programs and production techniques and facilities, current inventories, expected production and demand levels, and the potential to accumulate new resources.

The Sub-adviser believes that the liberalization of formerly socialist economies will bring about dramatic changes in both the supply and demand for natural resources. In addition, rapid industrialization in developing countries of Asia and Latin America is generating new demands for industrial materials that are affecting world commodities markets. The Sub-adviser believes these changes are likely to create investment opportunities that benefit from new sources of supply and/or from changes in commodities prices.

The Sub-adviser also believes that investments in natural resource industries offer an opportunity to protect wealth against the capital-eroding effects of inflation. During periods of accelerating inflation or currency uncertainty, worldwide investment demand for natural resources, particularly precious metals, tends to increase, and during periods of disinflation or currency stability, it tends to decrease. The Sub-adviser believes that rising commodity prices and increasing worldwide industrial production may favorably affect share prices of natural resource companies, and investments in such companies can offer excellent opportunities to offset the effects of inflation.

                            TELECOMMUNICATIONS FUND

The TELECOMMUNICATIONS FUND'S investment objective is long-term growth of capital. It seeks its objective by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications services or equipment.

At least 65% of the Telecommunication Fund's total assets normally will be invested in common and preferred stocks and warrants to acquire such stocks issued by telecommunications companies. A "telecommunications company" is an entity in which (i) at least 50% of either its revenues or earnings was derived from telecommunications activities, or (ii) at least 50% of its assets was devoted to telecommunications activities, based on the company's most recent fiscal year. The remainder of the assets of the Telecommunications Fund may be invested in debt securities issued by telecommunications companies and/or equity and debt securities of companies outside of the telecommunications industry which, in the opinion of the Sub-adviser, stand to benefit from developments in the telecommunications industries.

The Telecommunications Fund may invest substantially in securities denominated in one or more currencies. Under normal conditions, the Telecommunications Fund invests in the equity securities of issuers located in at least three different countries, including the United States. Investments in securities of issuers in any one country, other than the United States, will represent no more than 40% of the Telecommunications Fund's total assets.

Telecommunications companies cover a variety of sectors, ranging from companies concentrating on established technologies to those primarily engaged in emerging or developing technologies. The characteristics of companies focusing on the same technology will vary among countries depending upon the extent to which the technology is established in the particular country. The Sub-adviser will allocate the Telecommunications Fund's investments among these sectors depending upon its assessment of their relative long-term growth potentials.

For purposes of the Telecommunications Fund's policy of normally investing at least 65% of its total assets in the equity securities of telecommunications companies, the companies in which the Telecommunications Fund will principally invest will be those engaged in designing, developing or providing the following products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcasting (including television and radio, satellite, microwave and cable television and narrowcasting); computer equipment, mobile communications and cellular radio/paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems.

The Sub-adviser expects that, from time to time, a significant portion of the Telecommunications Fund's assets may be invested in the securities of domestic issuers. Telecommunications, however, is a global industry with significant, growing markets outside of the United States. A sizeable proportion of the companies that comprise the telecommunications industry are headquartered outside of the United States.

                               Prospectus Page 18

                      GT GLOBAL VARIABLE INVESTMENT FUNDS


For these reasons, the Sub-adviser believes that a portfolio comprised only of securities of U.S. issuers does not provide the greatest potential for return from a telecommunications investment. The Sub-adviser uses its financial expertise in markets located throughout the world in attempting to identify those countries and telecommunications companies then providing the greatest potential for long-term capital appreciation. In this fashion, the Sub-adviser and the Telecommunications Fund seek to enable shareholders to capitalize on the substantial investment opportunities and the potential for long-term growth of capital presented by the global telecommunications industry. The Sub-adviser will allocate the Telecommunications Fund's assets among securities of countries and in currency denominations and industry sectors where opportunities for meeting the Telecommunications Fund's investment objective are expected to be the most attractive.


The Sub-adviser believes that there are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information. The pervasive societal impact of communications and information technologies has been accelerated by the lower costs and higher efficiencies that result from the blending of computers with telecommunications systems. Accordingly, companies engaged in the production of methods for using electronic and, potentially, video technology to communicate information are expected to be important in the Telecommunication's Fund's portfolio. Older technologies, such as photography and print, also may be represented, however.

                               LATIN AMERICA FUND

The LATIN AMERICA FUND'S investment objective is capital appreciation. The Fund normally invests at least 65% of its total assets in the securities of a broad range of Latin American issuers. The Latin America Fund may invest in common stock, preferred stock, rights, warrants and securities convertible into common stock, and other substantially similar forms of equity securities with comparable risk characteristics, as well as bonds, notes, debentures or other forms of indebtedness that may be developed in the future. Up to 35% of the Latin America Fund's total assets may be invested in a combination of equity and debt securities of U.S. issuers.

For purposes of this Prospectus, unless otherwise indicated, the Latin America Fund defines Latin America to include the following countries: Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela. Under current market conditions, the Latin America Fund expects to invest primarily in securities issued by companies and governments in Mexico, Chile, Brazil and Argentina. The Latin America Fund may invest more than 25% of its assets in any of these four countries, but does not expect to invest more than 60% of its total assets in any one country.

Under normal circumstances, the Latin America Fund may invest up to 50% of its assets in debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels and/or in the creditworthiness of issuers. The receipt of income from such debt securities owned by the Fund is incidental to the Fund's objective of capital appreciation. The Latin America Fund's investment in Latin American debt securities may consist substantially of Brady Bonds and other sovereign debt securities issued by Latin American governments. "Sovereign debt securities" are those debt securities issued by Latin American governments, and other emerging market governments, that are traded in the markets of developed countries or groups of developed countries. There are no credit quality limitations placed on the debt securities in which the Latin America Fund may invest, and some or all of such debt securities may be below investment grade securities. See "Risk Factors."

The Latin America Fund defines securities of Latin American issuers as the following: (a) securities of companies organized under the laws of a Latin American country or for which the principal trading market is in Latin America;
(b) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or municipalities, or the central bank of such country; (c) U.S. dollar-denominated securities or securities denominated in a Latin American currency issued by companies to finance operations in Latin America; (d) securities of companies that derive 50% or more of their total revenues from either goods or services produced in Latin America or sales made in Latin America; and (e) securities of Latin American issuers, as defined herein, in the form of depository shares. For purposes of the

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foregoing definition, the Latin America Fund's purchases of securities issued by companies outside of Latin America to finance their Latin American operations will be limited to securities the performance of which is materially related to such company's Latin American activities.

In allocating investments among the various Latin American markets, the Sub-adviser looks principally at the stage of industrialization, potential for productivity gains through economic deregulation, the impact of financial liberalization and monetary conditions and the political outlook in each country. In allocating assets between equity and debt securities, the Sub-adviser will consider, among other factors: the level and anticipated direction of interest rates; expected rates of economic growth and corporate profits growth; changes in Latin American government policy including regulation governing industry, trade, financial markets, and foreign and domestic investment; substance and likely development of government finances; and the condition of the balance of payments and changes in the terms of trade. In evaluating investments in securities of U.S. issuers, the Sub-adviser will consider, among other factors, the issuer's Latin American business activities and the impact that developments in Latin America may have on the issuer's operations and financial condition.

Certain sectors of the economies of certain Latin American countries are closed to equity investments by foreigners. Further, due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities in certain Latin American countries, the Latin America Fund may be able to invest in such countries solely or primarily through governmentally approved investment vehicles or companies. In addition, the portion of the Latin America Fund's assets invested directly in Chile may be less than the portion invested in other Latin American countries because, at present, capital directly invested in Chile normally cannot be repatriated for at least one year. As a result, the Latin America Fund currently intends to limit most of its Chilean investments to indirect investments through American Depositary Receipts ("ADRs") and established Chilean investment companies, the shares of which are not subject to repatriation restrictions.

                             EMERGING MARKETS FUND

The EMERGING MARKETS FUND'S investment objective is long-term growth of capital. Under normal circumstances, the Emerging Markets Fund seeks its objective by investing at least 65% of its total assets in equity securities of companies in emerging markets. The Emerging Markets Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics.

For purposes of the Emerging Markets Fund's operations, "emerging markets" consist of all countries determined by the Sub-adviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. See "Investment Objectives and Policies" in the Statement of Additional Information for a complete list of all the countries that the Emerging Markets Fund does not consider to be emerging markets.

For purposes of the Emerging Markets Fund's policy of normally investing at least 65% of its total assets in equity securities of issuers in emerging markets, the Emerging Markets Fund will consider investment in the following emerging markets:

  Algeria                       Hong Kong                       Peru
  Argentina                     Hungary                         Philippines
  Bolivia                       India                           Poland
  Botswana                      Indonesia                       Portugal
  Brazil                        Israel                          Republic of
  Bulgaria                      Ivory Coast                     Slovakia
  Chile                         Jamaica                         Russia
  China                         Jordan                          Singapore
  Colombia                      Kazakhstan                      Slovenia
  Costa Rica                    Kenya                           South Africa
  Cyprus                        Lebanon                         South Korea
  Czech                         Malaysia                        Sri Lanka
   Republic                     Mauritius                       Swaziland
  Dominican                     Mexico                          Taiwan
   Republic                     Morocco                         Thailand
  Ecuador                       Nicaragua                       Turkey
  Egypt                         Nigeria                         Ukraine
  El Salvador                   Oman                            Uruguay
  Finland                       Pakistan                        Venezuela
  Ghana                         Panama                          Zambia
  Greece                        Paraguay                        Zimbabwe

Although the Emerging Markets Fund considers each of the above-listed countries eligible for investment, it will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements

                               Prospectus Page 20

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
for the Emerging Markets Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

For purposes of this Prospectus, a company in an emerging market is an entity:
(i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, or with a principal office in, an emerging market.

The Emerging Markets Fund may also invest up to 35% of its total assets in: (i) debt securities of government or corporate issuers in emerging markets; (ii) equity and debt securities of issuers in developed countries, including the United States; (iii) securities of issuers in emerging markets not included in the list of emerging markets above, if investing therein becomes feasible and desirable subsequent to the date of this Prospectus; and (iv) cash and money market instruments.

The Emerging Markets Fund may invest in debt securities of both governmental and corporate issuers in emerging markets. Emerging market debt securities often are rated below investment grade. The Emerging Markets Fund will not invest more than 20% of its total assets in debt securities rated below investment grade. See "Risk Factors." If the rating of any of the Emerging Markets Fund's investments drops below a minimum rating considered acceptable by the Sub-adviser, the Fund will dispose of any such security as soon as practicable and consistent with the best interests of the Emerging Markets Fund and its shareholders.

Growth of capital in debt securities in which the Emerging Markets Fund invests may arise as a result of favorable changes in relative foreign exchange rates, in relative interest rate levels and/or in the creditworthiness of issuers. The receipt of income from debt securities owned by the Emerging Markets Fund is incidental to the its objective of long-term growth of capital.

The Emerging Markets Fund invests in those emerging markets that the Sub-adviser believes have strongly developing economies and in which the markets are becoming more sophisticated. In selecting investments, the Sub-adviser seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates. The Sub-adviser then invests in those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. The assets of the Emerging Markets Fund ordinarily will be invested in the securities of issuers in at least three different emerging markets. In evaluating investments in securities of issuers in developed markets, the Sub-adviser will consider, among other things, the business activities of the issuer in emerging markets and the impact that developments in emerging markets are likely to have on the issuer.

                              GROWTH & INCOME FUND

The investment objectives of the GROWTH & INCOME FUND are long-term capital appreciation together with current income. In seeking those objectives, the Growth & Income Fund normally invests at least 65% of its total assets in a combination of blue-chip equity securities and high quality government bonds. The Growth & Income Fund considers an equity security to be "blue chip" if: (i) during the issuer's most recent fiscal year the security offered an above average dividend yield relative to the latest reported dividend yield on the Morgan Stanley Capital International World Index; and (ii) the total equity market capitalization of the issuer is at least $1 billion. Government bonds are deemed to be high quality if at the time of the Fund's investment they are rated within one of the two highest ratings categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), i.e., rated Aaa or Aa by Moody's or AAA or AA by S&P, or, if unrated, are determined by the Sub-adviser to be of comparable quality.

Up to 35% of the Growth & Income Fund's assets may be invested in other equity securities and investment grade government and corporate debt obligations which the Sub-adviser believes will assist the Fund in achieving its objectives.

Equity securities that the Growth & Income Fund may purchase include common stocks, preferred stocks, and warrants to acquire such stocks and other equity securities. Government bonds that the Fund may purchase include debt obligations issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities and debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank. The debt obligations held by the Growth & Income Fund may

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include debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities.

The Growth & Income Fund currently contemplates that it will invest principally in securities of issuers in the United States, Canada, Japan, the Western European nations, New Zealand and Australia. The Growth & Income Fund may invest substantially in securities denominated in more than one currency. Under normal market conditions, the Growth & Income Fund invests in the securities of issuers located in at least three different countries. Investments in securities of issuers in any one country, other than the United States, will represent no more than 40% of the Fund's total assets. The Growth & Income Fund may purchase securities of an issuer located in one country but denominated in the currency of another country (or a multinational currency unit).

The Sub-adviser allocates the Growth & Income Fund's assets among securities of issuers located in countries where opportunities for meeting the Fund's investment objectives are expected to be the most attractive. The relative proportions of equity and debt securities held by the Growth & Income Fund at any one time will vary, and will depend upon the Sub-adviser's assessment of global political and economic conditions and the relative strengths and weaknesses of the world equity and debt markets. To enable the Growth & Income Fund to respond to general economic changes and market conditions around the world, the Fund is authorized to invest up to 100% of its assets in either equity securities or debt securities.

                             STRATEGIC INCOME FUND

The STRATEGIC INCOME FUND seeks high current income as its primary investment objective and capital appreciation as its secondary investment objective.

The Strategic Income Fund invests in debt securities of issuers in: (1) the United States; (2) developed foreign countries; and (3) emerging markets. The Strategic Income Fund selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; and commercial banks and other corporate entities. Debt securities in which the Strategic Income Fund may invest include bonds, notes, debentures, and other similar instruments (including mortgage-backed and asset-backed securities of foreign issuers as well as domestic issuers). The Strategic Income Fund normally invests at least 50% of its net assets in U.S. and foreign debt and other fixed income securities that, at the time of purchase, are rated at least investment grade by Moody's or S&P, or, if unrated, are determined by the Sub-adviser to be of comparable quality. No more than 50% of the Strategic Income Fund's total assets may be invested in securities rated below investment grade.

The Strategic Income Fund considers "emerging markets" to consist of all countries determined by the Sub-adviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. The Strategic Income Fund will consider investment in the following emerging markets:

  Algeria                       Hong Kong                       Peru
  Argentina                     Hungary                         Philippines
  Bolivia                       India                           Poland
  Botswana                      Indonesia                       Portugal
  Brazil                        Israel                          Republic of
  Bulgaria                      Ivory Coast                     Slovakia
  Chile                         Jamaica                         Russia
  China                         Jordan                          Singapore
  Colombia                      Kazakhstan                      Slovenia
  Costa Rica                    Kenya                           South Africa
  Cyprus                        Lebanon                         South Korea
  Czech                         Malaysia                        Sri Lanka
   Republic                     Mauritius                       Swaziland
  Dominican                     Mexico                          Taiwan
   Republic                     Morocco                         Thailand
  Ecuador                       Nicaragua                       Turkey
  Egypt                         Nigeria                         Ukraine
  El Salvador                   Oman                            Uruguay
  Finland                       Pakistan                        Venezuela
  Ghana                         Panama                          Zambia
  Greece                        Paraguay                        Zimbabwe

The Strategic Income Fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

The Strategic Income Fund's investments in emerging market securities may consist substantially of Brady Bonds (described below) and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries ("Sovereign Debt"). The Sub-adviser may invest in debt securities of emerging market issuers

                               Prospectus Page 22

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that it determines to be suitable investments for the Strategic Income Fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Strategic Income Fund also may invest in below investment grade debt securities of corporate issuers in the United States and in developed foreign countries, subject to the overall 50% limitation.

                         GLOBAL GOVERNMENT INCOME FUND

The GLOBAL GOVERNMENT INCOME FUND seeks high current income. Its secondary objectives are capital appreciation and protection of principal through active management of its maturity structure and currency exposure. At least 65% of the Fund's total assets normally are invested in debt obligations issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities, including mortgage-backed securities issued by agencies or instrumentalities of the U.S. government or by foreign governments. For purposes of this policy, the Global Government Income Fund considers debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank, to be "government securities."

The Global Government Income Fund invests primarily in high quality government debt securities. High quality debt securities are those securities rated in the top two ratings categories of Moody's or S&P or, if unrated, determined by the Sub-adviser to be of comparable quality.

The Global Government Income Fund currently contemplates that it will invest principally in obligations of the United States, Canada, Japan, the Western European nations, New Zealand and Australia, as well as in multinational currency units. Under normal market conditions, the Global Government Income Fund invests in issuers of not less than three different countries. Investments in securities of issuers in any one country, other than the United States, normally represent no more than 40% of the Fund's total assets. The Global Government Income Fund does not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Sub-adviser to be fully exchangeable into U.S. dollars (or a multinational currency unit) without legal restriction. The Global Government Income Fund may purchase securities of an issuer located in one country but denominated in the currency of another country (or a multinational currency unit).

The Global Government Income Fund also may invest up to 35% of its total assets in: (a) foreign government securities that are not high quality but are rated at least investment grade by Moody's or S&P, or if unrated, determined by the Sub-adviser to be of comparable quality; (b) corporate debt obligations of U.S. or foreign issuers rated at least investment grade by Moody's or S&P, including debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities; (c) privately issued mortgage-backed and asset-backed securities of U.S. or foreign issuers rated at least investment grade by Moody's or S&P, or if unrated, determined by the Sub-adviser to be of comparable quality; and (d) common stocks, preferred stocks and warrants to acquire such securities, provided that the Global Government Income Fund will not invest more than 20% of its total assets in such securities.

The U.S. government securities in which the Global Government Income Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks ("FHLBs"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Student Loan Marketing Association ("SLMA") and the Tennessee Valley Authority ("TVA")).

The Sub-adviser allocates the Global Government Income Fund's assets among securities of issuers and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities for meeting its investment objectives. The Sub-adviser selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations of the supply of

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funds available for investment in the world bond market relative to the demands placed upon it.

                          U.S. GOVERNMENT INCOME FUND

The investment objective of the U.S. GOVERNMENT INCOME FUND is a high level of current income, consistent with the preservation of capital. The U.S. Government Income Fund normally invests at least 65% of its total assets in U.S. government securities including: direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds); and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as GNMA certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the FHLBs) and securities supported primarily or solely by the creditworthiness of the issuer (such as securities of Fannie Mae, FHLMC, SLMA and TVA).

U.S. government securities in which the U.S. Government Income Fund may invest include mortgage-backed securities. Such securities are issued or guaranteed as to principal and interest by GNMA, Fannie Mae, FHLMC or other government-sponsored enterprises. Such securities include fixed-rate mortgage obligations, collateralized mortgage obligations and adjustable rate mortgage obligations.

Treasury bills, notes and bonds and other obligations backed by the full faith and credit pledge of the U.S. government historically have involved little risk of loss of principal if held to maturity. While not backed by the full faith and credit of the U.S. government, securities issued or guaranteed by Fannie Mae or FHLMC are high quality investments having minimal credit risks. All securities in which the U.S. Government Income Fund invests, however, are subject to variations in market value due to interest rate fluctuations.

A number of U.S. government agencies or government-sponsored organizations also sell their own debt securities. These agencies typically are created by Congress to fulfill a specific function, such as providing credit to home buyers or farmers; for example, FHLBs, Federal Farm Credit Banks, and SLMA. Some of these obligations are backed by the full faith and credit of the U.S. government, as noted above, and some are supported primarily or solely by the creditworthiness of the issuing agency, such as those issued by TVA. These securities traditionally offer somewhat higher yields than U.S. Treasury securities having similar maturities but may have greater principal risk.

The U.S. Government Income Fund may invest in bonds issued by the Resolution Funding Corporation ("Refcorp") whose interest payments are guaranteed by U.S. Treasury zero coupon bonds. The amount and maturity date of the Refcorp bonds are the same as the amount and maturity date of the corresponding U.S. Treasury zero coupon bonds held in a separate custody account at the Federal Reserve Bank of New York. Upon maturity, the Refcorp bonds will be repaid from the proceeds of those U.S. Treasury zero coupon bonds maturing on the same date.

The U.S. Government Income Fund may also invest up to 35% of its total assets in: (a) foreign government securities that are at least of investment grade quality; (b) any U.S. government securities that are rated below "high quality" but are rated at least investment grade by Moody's or S&P, or if unrated, determined by the Sub-adviser to be of comparable quality; (c) privately issued mortgage-backed and asset-backed securities rated in the highest rating category by Moody's or S&P, or if unrated, determined by the Sub-adviser to be of comparable quality; and (d) commercial paper and other short-term debt obligations of U.S. and foreign corporations, rated at least A-1 by S&P or Prime-1 by Moody's, or if unrated, determined by the Sub-adviser to be of comparable quality. For purposes of this policy, the U.S. Government Income Fund considers debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank, to be "foreign government securities." The U.S. Government Income Fund may purchase securities that are issued by the government of one country but denominated in the currency of another country (or a multinational currency unit). The U.S. Government Income Fund will not invest in a security denominated in a foreign currency if such currency is not at the time of investment considered by the Sub-adviser to be fully exchangeable into U.S. dollars (or a multinational currency unit) without legal restriction.

                               MONEY MARKET FUND

The investment objective of the MONEY MARKET FUND is maximum current income consistent with liquidity and conservation of capital. The Money Market Fund seeks this objective by investing in high

                               Prospectus Page 24

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quality, U.S. dollar-denominated money market instruments.

The Money Market Fund seeks to maintain a net asset value of $1.00 per share. To do so, the Money Market Fund will maintain a dollar-weighted average maturity of 90 days or less and will purchase only instruments having remaining maturities of 13 months or less.

The Money Market Fund invests only in high quality, U.S. dollar-denominated money market instruments determined by the Sub-adviser to present minimal credit risks in accordance with procedures established by the Investment Series' Board of Trustees. To be considered high quality, a security must be rated in accordance with applicable rules in one of the two highest rating categories for short-term securities by at least two NRSROs (or one, if only one NRSRO has rated the security); or, if the issuer has no applicable short-term rating, determined by the Sub-adviser to be of equivalent credit quality.

High quality securities are divided into "first tier" and "second tier" securities. The Money Market Fund will invest only in first tier securities. First tier securities have received the highest rating for short-term debt from at least two NRSROs, i.e., rated not lower than A-1 by S&P or P-1 by Moody's (or one, if only one such NRSRO has rated the security), or, if unrated, determined by the Sub-adviser to be of equivalent quality. If a security has been assigned different ratings by different NRSROs, at least two NRSROs must have assigned the higher rating in order for the Sub-adviser to determine the security's eligibility for purchase by the Fund.

The rating criteria of S&P and Moody's, two NRSROs that are currently rating instruments of the type the Money Market Fund may purchase, are more fully described in the "Description of Debt Ratings" in the Statement of Additional Information.

The Money Market Fund may invest in the following types of money market instruments:

(1) Obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities. These include direct obligations of the U.S. Treasury, such as Treasury bills and notes; obligations backed by the full faith and credit of the U.S. government, such as those issued by GNMA; obligations supported primarily or solely by the creditworthiness of the issuer, such as securities of Fannie Mae, FHLMC and TVA; and similar U.S. dollar-denominated instruments of foreign governments, their agencies, authorities and instrumentalities;

(2) Obligations of U.S. and non-U.S. banks, including certificates of deposit, bankers' acceptances and similar instruments, when such banks have total assets at the time of purchase equal to at least $1 billion;

(3) Interest-bearing deposits in U.S. commercial and savings banks having total assets of $1 billion or less, in principal amounts at each such bank not greater than are insured by an agency of the U.S. government, provided that the aggregate amount of such deposits (including interest earned) does not exceed 5% of the Money Market Fund's assets;

(4) Commercial paper and other short-term debt obligations of U.S. and foreign companies, rated at least A-1 by S&P or Prime-1 by Moody's, or, if not rated, determined to be of equivalent quality by the Sub-adviser, provided that any outstanding intermediate- or long-term debt of the issuer is rated at least AA by S&P or Aa by Moody's. These instruments may include corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less). These corporate obligations include variable rate master notes, which are redeemable upon notice and permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument; and

(5) Repurchase agreements secured by any of the foregoing.

In addition to the foregoing securities, the Money Market Fund may acquire participation interests in securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others.

In managing the Money Market Fund, the Sub-adviser may employ a number of professional money management techniques, including varying the composition of the Fund's investments and the average weighted maturity of the Fund's securities within the limitations described above. Determinations to use such techniques will be based on the Sub-adviser's identification and assessment of the relative values of various money market instruments and the future of interest rate patterns, economic conditions and shifts in fiscal and monetary policy. The Sub-adviser also may seek to improve the Money Market Fund's income by purchasing or selling securities in order to take

                               Prospectus Page 25

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
advantage of yield disparities that regularly occur in the market.

                          OTHER INVESTMENT INFORMATION


TEMPORARY DEFENSIVE STRATEGIES. In the interest of preserving shareholders' capital, the Sub-adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. Under a defensive strategy, a Fund may invest up to 100% of its total assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or high quality debt securities or money market instruments of U.S. or foreign issuers. In addition, for temporary defensive purposes, most or all of a Fund's investments may be made in the United States and denominated in U.S. dollars. To the extent a Fund adopts a temporary defensive position, it will not be invested so as to achieve directly its investment objective. In addition, pending investment of proceeds from new sales of shares of a Fund or to meet its ordinary daily cash needs, a Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in foreign or domestic high quality money market instruments. For a description of money market instruments in which the Funds may invest, see "Temporary Defensive Strategies" in the Investment Objectives and Policies section of the Statement of Additional Information.


BRADY BONDS. The Latin America Fund, the Global Government Income Fund, and the Strategic Income Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam, and are expected to be issued by other emerging market countries. As of the date of this Prospectus, the Funds are not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

The Latin America Fund, the Global Government Income Fund, and the Strategic Income Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

PRIVATIZATIONS. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Sub-adviser believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund, the Emerging Markets Fund, and the Latin America Fund, respectively, in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Strategic Income Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Strategic Income Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Strategic Income Fund's having a contractual relationship only with the Lender, not with the borrower government. The Strategic Income Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Strategic Income Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the

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Loan in which it has purchased the Participation. As a result, the Strategic Income Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

In the event of the insolvency of the Lender selling a Participation, the Strategic Income Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Strategic Income Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Sub-adviser to be creditworthy. When the Strategic Income Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Strategic Income Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

BORROWING AND LENDING. From time to time, it may be advantageous for a Fund to borrow money rather than sell existing securities to meet redemption requests. Accordingly, a Fund may borrow from banks or (except for the Money Market Fund) may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemption of shares of the Fund. Each Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. The Funds (except for the Strategic Income Fund) will not borrow for leveraging purposes, nor will the Funds (except for the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund, the Emerging Markets Fund and the Latin America Fund) purchase securities while borrowings are outstanding. The Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund, the Emerging Markets Fund and the Latin America Fund may each purchase additional securities when outstanding borrowings represent no more than 5% of its assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

Each Fund (except for the Money Market Fund) may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/ dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price which includes an interest component. Each Fund (except for the Money Market Fund) may also engage in "roll" borrowing transactions, which involve the sale of GNMA certificates or other securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Each Fund will maintain, in a segregated account with a custodian, cash or liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

The Strategic Income Fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing and may use the proceeds of such borrowings for investment purposes. The Strategic Income Fund will borrow for investment purposes only when the Sub-adviser believes that such borrowings will benefit the Strategic Income Fund, after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies.

Borrowing for investment purposes is known as leveraging, which is a speculative practice. Such borrowing by the Strategic Income Fund will create an opportunity for increased net income but, at the same time, involves special risk considerations. For example, leveraging might exaggerate changes in the net asset value of the Strategic Income Fund's shares and in the yield realized by the Fund's portfolio. Although the principal of such borrowings will be fixed, the Strategic Income Fund's assets may change in value during the time the borrowing is outstanding. By leveraging the Fund, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that the Strategic Income Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Strategic Income Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as a dividend will be reduced. The Strategic Income Fund expects that some of its borrowings may be made on a secured basis.

SECURITIES LENDING. Each Fund (except the Money Market Fund) may lend its portfolio securities to broker/dealers or to other institutional investors.

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Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, enhances the Fund's total return. While a loan is outstanding, the borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit equal to at least the value of the borrowed securities, plus any accrued interest or such other collateral as permitted by a Fund's investment program and regulatory agencies, and as approved by the Board. Each Fund limits its loans of securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the loaned securities and possible loss of rights in the collateral should the borrower fail financially.

INVESTMENT IN OTHER INVESTMENT COMPANIES OR VEHICLES. Each Fund may invest in the securities of other investment companies within the limits of the 1940 Act. The Funds may be able to invest in certain countries solely or primarily through governmentally authorized investment vehicles or companies. Each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the voting stock of the acquired investment company at the time of investment. Some of the investment companies in which the Funds invest may be investment vehicles or companies that are advised by the Sub-adviser.

Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities and is subject to limitations under the 1940 Act and market availability. The Funds do not intend to invest in investment companies unless, in the judgment of the Sub-adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own management fees and other expenses except with respect to investments in other investment companies that are advised by the Sub-adviser. The Sub-adviser has agreed to waive its fees to the extent that such fees are based on the Funds' investments in such other investment companies.

WHEN-ISSUED OR FORWARD COMMITMENT SECURITIES. The Funds may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will purchase or sell when-issued securities or enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian and will mark to market daily such assets. There is a risk that the securities may not be delivered and that the Fund may incur a loss. The Growth and Income Fund will not invest more than 5% of its assets in a combination of securities purchased on a when-issued basis or with respect to which it has entered into forward commitment agreements.

The Strategic Income Fund may also sell securities on a "when, as and if issued" basis for hedging purposes. Under such a transaction, the Strategic Income Fund is required to deliver at a future date a security it does not presently hold, but which it has a right to receive if the security is issued. Issuance of the security may not occur, in which case the Strategic Income Fund would have no obligation to the other party and would not receive payment for the sale. Selling securities on a "when, as and if issued" basis may reduce risk of loss to the extent that such a sale wholly or partially offsets unfavorable price movements on the investments being hedged. However, such sales also limit the amount the Strategic Income Fund can receive if the "when, as and if issued" security is in fact issued.

REPURCHASE AGREEMENTS. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security.

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Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Funds will enter into repurchase agreements only with banks and dealers believed by the Sub-adviser to present minimal credit risks in accordance with guidelines approved by the Companies' Boards of Trustees. The Sub-adviser will review and monitor the creditworthiness of such institutions under the Boards' general supervision.

A Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% (10% with respect to the Money Market
Fund) of the value of its net assets would be invested in repurchase agreements with maturities of more than seven days and other illiquid securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The U.S. Government Income Fund may invest a significant portion of its assets in mortgage-backed and asset-backed securities. In addition, the Strategic Income Fund and the Global Government Income Fund is each authorized to invest in mortgage-backed and asset-backed securities. Such securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by GNMA, Fannie Mae, FHLMC or other government-sponsored enterprises. Other mortgage-backed securities and the secondary mortgage market in which they are traded has helped to keep mortgage money available for home financing.

Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

When interest rates go down and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate to a greater degree and more rapidly than ordinary fixed income securities.

Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards. Like mortgage-backed securities, asset-backed securities can change in value in response to interest rate changes to a greater degree and more rapidly than ordinary fixed income securities.

ZERO COUPON SECURITIES. The Strategic Income Fund, the Global Government Income Fund, and the U.S. Government Income Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Strategic Income Fund also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt securities and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities are included in the investing Fund's income. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Taxes" in the Statement of Additional Information), the Strategic Income Fund or the U.S. Government Income Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Funds' respective cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Strategic Income Fund and the U.S. Government Income Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and their respective current incomes ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest

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rates than are debt obligations of comparable maturities that make current distributions of interest in cash.

INDEXED SECURITIES. The Strategic Income Fund may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Strategic Income Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Strategic Income Fund will not purchase such commercial paper for speculation.

The Strategic Income Fund and the Global Government Income Fund may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. The Strategic Income Fund and the Global Government Income Fund may invest in such securities to the extent consistent with its investment objectives.

OTHER INFORMATION. The investment objective(s) of each Fund may not be changed without the approval of a majority of the outstanding voting securities of such Fund. A "majority of the outstanding voting securities" of a Fund means the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. In addition, each Fund has adopted certain investment limitations that may not be changed without shareholder approval. A complete description of these limitations is included in the Statement of Additional Information. Each Fund's other investment policies described herein and in the Statement of Additional Information may be changed by the Board of Trustees of the relevant Company, without shareholder approval.

If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of a Fund's investment policies or restrictions.

Certain of the Funds are authorized to engage in Short Sales, although they currently have no intention of doing so, and certain Funds may purchase American Depository Receipts, American Depository Shares, Global Depository Receipts and European Depository Receipts. See "Short Sales" and "Depository Receipts," respectively, in the Investment Objectives and Policies section of the Statement of Additional Information.

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                                  RISK FACTORS

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GENERAL. There can be no assurance that any Fund will achieve its investment objective. In addition, there can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

The net asset value of each Fund (other than the Money Market Fund) will fluctuate reflecting fluctuations in the market value of the Funds' portfolio positions. Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure and entitle holders to an interest in the assets of an issuer, if any, remaining after all more senior claims are satisfied. The value of equity securities held by a Fund will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities. In addition, the value of debt securities held by a Fund generally will fluctuate with changes in the perceived creditworthiness of the issuers of such securities and interest rates.

GENERAL RISKS OF FOREIGN INVESTING. All of the Funds (including, to a lesser extent, the America Fund) are authorized to invest in foreign securities. Investing in foreign securities entails certain risks. The securities of non-U.S. issuers generally will not be registered with, nor will the issuers thereof be subject to, the reporting requirements of the SEC. Accordingly, there may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. In addition, certain costs attributable to foreign investing, such as custody charges, are higher than those attributable to domestic investing. The respective Funds' interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the respective Funds' net investment income.

In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic or economic developments which could affect the Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, rates of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

The Funds will also be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between foreign currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Funds' shares, and also may affect the value of dividends and interest earned by the Funds and gains and losses realized by them.

SPECIAL RISKS OF THE INFRASTRUCTURE FUND, THE NATURAL RESOURCES FUND AND THE TELECOMMUNICATION FUND. Because these Funds focus their investments on particular industries, an investment in any of them may be more volatile than an investment in an investment company that does not concentrate its investments in such a manner. Moreover, the value of the shares of each such Fund will be specially susceptible to factors affecting the industries in which it focuses. Accordingly, these Funds should not be considered a complete investment program.

While the holdings of the Telecommunications Fund, the Infrastructure Fund and the Natural Resources Fund normally will include securities of established suppliers of traditional products and services, each of these Funds may invest in smaller companies which can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the

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securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

INFRASTRUCTURE FUND. Infrastructure industries may be subject to greater political, environmental and other governmental regulation than many other industries. The nature of such regulation continues to evolve in both the United States and foreign countries, and changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in the infrastructure industries. Electric, gas, water and most telecommunications companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Governmental regulation may also hamper the development of new technologies.

In addition, many infrastructure companies have historically been subject to the risks attendant to increases in fuel and other operating costs, high interest costs on borrowed funds, costs associated with compliance with environmental and other safety regulations and changes in the regulatory climate. Further, competition is intense for many infrastructure companies. As a result, many of these companies may be adversely affected in the future and such companies may be subject to increased share price volatility. In addition, many companies have diversified into oil and gas exploration and development, and therefore returns may be more sensitive to energy prices. Other infrastructure companies, such as water supply companies, are in a highly fragmented industry due to local ownership. Generally these companies are mature and are experiencing little or no growth. Changes in prevailing interest rates may also affect the Infrastructure Fund's share values because prices of equity and debt securities of infrastructure companies often tend to increase when interest rates decline and decrease when interest rates rise.

NATURAL RESOURCES FUND. Natural resource industries may be subject to greater political, environmental and other governmental regulation than many other industries. The nature of such regulation continues to evolve in both the United States and foreign countries, and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services offered by companies in the natural resource industries. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered. Governmental regulations may also hamper the development of new technologies.

In addition, many natural resource companies historically have been subject to significant costs associated with compliance with environmental and other safety regulations. Further, competition is intense for many natural resource companies. As a result, many of these companies may be adversely affected in the future and the value of the securities issued by such companies may be subject to increased share price volatility. Such companies may also be subject to irregular fluctuations in earnings due to changes in the availability of money, the level of interest rates, and other factors.

The value of securities of natural resource companies will fluctuate in response to market conditions for the particular natural resources with which the issuers are involved. The price of natural resources will fluctuate due to changes in worldwide levels of inventory, and changes, perceived or actual, in production and consumption. With respect to precious metals, such price fluctuations may be substantial over short periods of time. In addition, the value of natural resources may fluctuate directly with respect to various stages of the inflationary cycle and perceived inflationary trends and are subject to numerous factors, including national and international politics.

TELECOMMUNICATIONS FUND. Telecommunications industries may be subject to greater governmental regulation than many other industries, and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services offered by companies in the telecommunications industries. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Certain types of companies in the telecommunications industries are engaged in fierce competition for market share that could result in increased share price volatility.

SPECIAL RISKS OF EMERGING MARKETS. The Latin America Fund and the Emerging Markets Fund concentrate their investments in emerging markets. Most of the other Funds also may invest a portion of their assets in emerging markets. Investing in emerging markets involves risks relating to potential political and economic instability within such

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markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Funds could lose their entire investment in that market.

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. In addition, the securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to the U.S. companies. A Fund's net investment income and/or capital gains from its foreign investment activities also may be subject to non-U.S. withholding taxes.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period, during which an emergency exists, as determined by the SEC. Accordingly, if a Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from a Fund's identification of such conditions until the date of SEC action, the Fund's portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the relevant Company's Board of Trustees.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

SPECIAL RISKS OF PACIFIC REGION COUNTRIES. The New Pacific Fund invests primarily in equity securities of issuers located in Pacific region countries other than Japan. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Moreover, recent currency devaluations in some Pacific region countries have resulted in high interest rate levels and sharp reductions in economic activity and have diminished prospects for short-term growth in corporate earnings. Certain countries, such as

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India, face serious exchange constraints. Jurisdictional disputes also exist between South Korea and North Korea.

In addition, Hong Kong reverted to Chinese Administration on July 1, 1997. The long-term effects of this reversion are not known at this time. However, a Fund's investments in Hong Kong may now be subject to the same or similar risks as any investment in China. Investments in Hong Kong may become subject to expropriation, nationalization or confiscation, in which case New Pacific Fund could lose its entire investment in Hong Kong. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in Hong Kong's currency, stock market and economy.

LOWER QUALITY DEBT SECURITIES. There are no credit quality limitations placed on the debt securities in which the Latin America Fund may invest. In addition, the Infrastructure Fund, the Natural Resources Fund and the Emerging Markets Fund may each invest up to 20% of its total assets, the Telecommunications Fund may invest up to 5% of its assets, and the Strategic Income Fund may invest up to 50% of its assets, in below investment grade debt securities. Finally, each Global Growth Fund may invest up to 35% of its assets in debt securities rated no lower than investment grade. Investment grade debt securities are debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed to be of equivalent quality in the judgment of the Sub-adviser.

Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC and C by S & P or debt securities rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These lower quality debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." The Infrastructure Fund and the Natural Resources Fund will not invest in securities in default as to principal and interest.

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Description of Debt Ratings" in the Statement of Additional Information for a full discussion of Moody's and S&P's ratings.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Fund. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no

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                      GT GLOBAL VARIABLE INVESTMENT FUNDS
established retail secondary market for many of these securities, and each of the Funds anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio investments. The Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund and the Strategic Income Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower rated debt securities in which the Funds may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Funds may also incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal or interest on portfolio holdings, and the Funds may have limited legal recourse in the event of a default.

As of December 31, 1997, the Strategic Income Fund had 89.11% of its total net assets invested in debt securities that received a rating from Moody's and 2.98% of its total net assets invested in debt securities that were not so rated. In addition, the Strategic Income Fund had 7.91% of its total net assets in cash and net receivables. The Strategic Income Fund had the following percentages of its total net assets invested in rated securities: Aaa--42.44%, Aa--9.62%, A--1.04%, Baa--3.37%, Ba--18.37%, B--12.27%, Caa--0.00%, Ca--0.00%, C--0.00%.
Included under the unrated category are securities composing 2.98% of the Strategic Income Fund's total net assets which, while unrated, have been determined by the Sub-adviser to be of comparable quality to securities in the following rating categories: Ba--0.96%, B--2.02%. The allocation of the investments of the Strategic Income Fund by rating on any given date will vary and should not be considered representative of the Strategic Income Fund's future portfolio composition.

SOVEREIGN DEBT. The Latin America Fund, the Emerging Markets Fund and the Strategic Income Fund may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Emerging market governments could default on their Sovereign Debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Emerging markets are faced with social and political issues, and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the Sub-adviser

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intends to manage the respective Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest on and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

Investors should also be aware that certain sovereign debt instruments in which the Funds may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. A Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.

RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security. The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

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Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or is considered to be of the highest credit quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances.

Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile and these securities may become illiquid.

Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada, and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured similar to domestic mortgage-backed securities, and they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

RISKS OF THE MONEY MARKET FUND. In periods of declining interest rates, the Money Market Fund's yield will tend to be somewhat higher than prevailing market rates; conversely, in periods of rising interest rates, the Money Market Fund's yield will tend to be somewhat lower than those rates. Also, when interest rates are falling, the new money flowing into the Money Market Fund from the net sale of its shares likely will be invested by the Fund in instruments producing lower yields than the balance of the securities held by the Fund's portfolio, thereby reducing its yield. The opposite generally will be true in periods of rising interest rates. The Money Market Fund is designed to provide maximum current income consistent with the liquidity and safety afforded by investment in a portfolio of high quality money market instruments; the Money Market Fund's yield may be lower than that produced by funds investing in lower quality and/or longer-term securities.

ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets in securities for which no readily available market exists, so-called "illiquid securities." The Money Market Fund may invest up to 10% of its net assets in illiquid securities. The Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund and the Latin America Fund may invest in joint ventures, cooperatives, partnerships and state enterprises which are illiquid (collectively, "Special Situations"). The Sub-adviser believes that investments by these Funds in Special Situations could enable them to achieve capital appreciation substantially exceeding the appreciation each Fund would realize if it did not make such investments. However, in order to limit investment risk, each of these Funds will invest no more than 5% of its total assets in Special Situations.

Illiquid securities may be more difficult to value than liquid securities and the sale of illiquid securities generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities. Moreover, illiquid securities often sell at a price lower than similar securities that are not illiquid.

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                             CURRENCY, OPTIONS AND
                               FUTURES STRATEGIES

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Each Fund (except the Money Market Fund) may use forward currency contracts, futures contracts, options on securities, options on indices, options on currencies and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency, or an index of securities). The Funds may enter into such investments up to the full value of their portfolio assets. See "Options, Futures and Forward Currency Strategies" in the Statement of Additional Information.

To attempt to increase return, the Growth & Income Fund, the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund may write call options on securities. This strategy will be employed only when, in the opinion of the Sub-adviser, the size of the premium the Fund receives for writing the option is adequate to compensate the Fund against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. Each of these Funds is also authorized to write put options to attempt to enhance return, although they don't have the current intention of so doing.

To attempt to hedge against adverse movements in exchange rates between currencies, each Fund (except the Money Market Fund) may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. Each such Fund may enter into forward currency contracts either with respect to specific transactions or with respect to that Fund's portfolio positions. Each Fund also may purchase and sell put and call options on currencies to hedge against movements in exchange rates.

In addition, each Fund (except the Money Market Fund) may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that the Sub-adviser intends to include in the Fund's portfolio. Each such Fund, except for the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund, also may purchase and sell put and call options on stock indexes to hedge against overall fluctuations in the securities markets generally or in a specific market sector.

Further, each Fund (except the Strategic Income Fund, the Global Government Income Fund, the U.S. Government Income Fund and the Money Market Fund) may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could affect adversely the Fund's holdings. Such Funds also may purchase stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. Each Fund (except the Money Market Fund) may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

These practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), have the effect of limiting the extent to which the Funds may enter into forward contracts or futures contracts or engage in options transactions. See "Taxes" in the Statement of Additional Information.

Although the Funds might not employ any of the foregoing strategies, the use of foreign currency transactions, options and futures involve certain risks which include: (1) dependence on the Sub-adviser's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in the appropriate market sector and movements in interest rates and currency markets; (2) imperfect correlation or even no correlation between movements in the price of options, forward contracts, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover;
(3) the fact that skills and techniques needed to

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trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Funds invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; (5) the possible loss of principal under certain conditions; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

SWAPS, CAPS, FLOORS AND COLLARS. The Strategic Income Fund may enter into interest rate, currency and index swaps, and purchase or sell related caps, floors and collars and other derivative instruments. The Strategic Income Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Strategic Income Fund intends to use these transactions as hedges, and will not sell interest rate caps or floors if it does not own securities or other instruments providing an income stream roughly equivalent to what it may become obligated to pay.

Interest rate swaps involve the exchange by the Strategic Income Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

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                                 HOW TO INVEST

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Shares of the Funds currently are offered to Separate Accounts pursuant to the insurance laws of the Participating Insurance Companies' respective jurisdictions.

The owners of VA Contracts may allocate premium payments among the general accounts of the Participating Insurance Companies and the divisions of the Separate Accounts that correspond to the Funds. Individuals may not pay variable annuity premiums directly to the Funds. The Separate Accounts are registered with the SEC as unit investment trusts, each having a prospectus of its own.

Shares of the Funds are offered and redeemed at their respective net asset values without the addition of any sales load or redemption charge next determined following receipt by a Separate Account of premium payments, surrender requests under policies, loan payments, transfer requests, and similar or related transactions. The Funds do not issue share certificates. See "Calculation of Net Asset Value."

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                         CALCULATION OF NET ASSET VALUE

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Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) each Business Day. Each Fund's net asset value per share is computed by determining the value of its total assets, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding at such time.

Equity securities held by the Funds are valued at the last sale price on the exchange or in the over-the-counter ("OTC") market in which such securities are primarily traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Sub-adviser deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation and market fluctuations, provided such valuations represent fair value. When market quotations for futures and options positions held by a Fund are readily available, those positions are valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the respective Company's Board of Trustees. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Certain of the Funds' portfolio securities from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a Fund's shares may be affected significantly by such trading on days when shareholders cannot purchase or redeem shares of that Fund.

The Money Market Fund uses the amortized cost method of valuing its investments, pursuant to which the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value.

The Money Market Fund intends to use its best efforts to maintain its net asset value at $1.00 per share. There can be no assurance that the Money Market Fund will be able to maintain a stable price of $1.00 per share.

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                         DIVIDENDS, OTHER DISTRIBUTIONS
                          AND FEDERAL INCOME TAXATION

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DIVIDENDS AND OTHER DISTRIBUTIONS. The Money Market Fund declares dividends from net investment income on each day it determines its net asset value, which are payable to shareholders of record as of the close of regular trading on the NYSE on the preceding business day. Dividends are usually paid on the last calendar day of each month. The Money Market Fund's net investment income consists of accrued interest and earned discount (including both original issue and market discounts), less amortization of market premium and applicable expenses, and is calculated immediately prior to the determination of its net asset value per share. The Money Market Fund generally distributes to its shareholders any net short-term capital gain annually after the end of its fiscal year on December 31 but may make earlier distributions of that gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or

                               Prospectus Page 40

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
excise taxes. The Money Market Fund does not expect to realize long-term capital gain.

The Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund declare and pay dividends from net investment income, if any, and may distribute net short-term capital gain, if any, monthly. The Growth & Income Fund declares and pays dividends from net investment income, if any, and may pay net short-term capital gain, if any, quarterly. Each other Fund declares and pays dividends from net investment income, if any, annually.


All Funds (except the Money Market Fund) also annually distribute to their shareholders substantially all of their net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions, if any. Dividends and other distributions from a Fund are paid in additional shares of that Fund at net asset value per share, unless the Transfer Agent (defined below) is instructed otherwise.


TAXES. Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that it distributes to its shareholders. Each Fund will annually distribute to its shareholders at least 90% of its investment company taxable income.

Fund shares are offered only to Separate Accounts established to fund VA Contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts.

Each Fund intends to continue to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Funds by the 1940 Act and Subchapter M of the Code, place certain limitations on the amount of assets of each Separate Account -- and, because section 817(h) and those regulations treat each Fund's assets as assets of the related Separate Accounts, of each Fund -- that can be invested in securities of a single issuer.

Specifically, the regulations provide in part that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be invested in the securities of any one issuer. For this purpose, all securities of the same issuer are consolidated, and while each U.S. government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are all considered to be the same issuer. Section 817(h) provides, as a safe harbor, that adequate diversification will exist for a separate account if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the separate account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in treatment of the VA Contract holders other than as described in the applicable VA Contracts prospectus.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Funds and the Separate Accounts. For further information, see the Statement of Additional Information and the applicable VA Contract prospectus.

                               Prospectus Page 41

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                   MANAGEMENT

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Each Company's Board of Trustees has overall responsibility for the operation of the Funds, organized as series of that Company. Each Company's Board of Trustees has approved all significant agreements between the Company and persons or companies furnishing services to the Funds, including the investment advisory and administrative services agreement with AIM, the investment sub-advisory and sub-administration agreement with the Sub-adviser, the custody agreement with State Street Bank and Trust Company and the transfer agency agreement with GT Global Investor Services, Inc., an affiliate of the Sub-adviser. The day-to-day operations of each Fund are delegated to the officers of the respective Company, subject always to the objective and policies of the applicable Fund and to the general supervision of the respective Company's Board of Trustees. See "Trustees and Executive Officers" in the Statement of Additional Information for information on the Trustees of the Funds.



INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by AIM and the Sub-adviser as each Fund's investment managers and administrators include, but are not limited to, determining the composition of each Fund's investment portfolio and placing orders to buy, sell or hold particular securities; furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to each Fund's operation.


For these services, the Money Market Fund pays AIM an investment management and administration fee at the annualized rate of 0.50% of that Fund's average daily net assets. The America Fund, the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund each pays AIM an investment management and administration fee at the annualized rate of 0.75% of the Fund's average daily net assets. Each of the other Funds pays AIM an investment management and administration fee at the annualized rate of 1.00% of its average daily net assets. Out of its aggregate fees payable by a Fund, AIM pays the Sub-adviser sub-advisory and sub-administration fees equal to 40% of the aggregate fees AIM receives from each Fund. All fees are computed daily and paid monthly. These rates are higher than those paid by most mutual funds.


The Sub-adviser also serves as each Fund's pricing and accounting agent. For these services the Sub-adviser receives a fee at an annual rate derived by applying 0.03% to the first $5 billion of assets of the Funds and other investment company portfolios which are sub-advised by the Sub-adviser and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.



AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment adviser to each Fund pursuant to a master investment advisory agreement, dated as of May 29, 1998 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. The Sub-adviser, INVESCO (NY), Inc., 50 California Street, 27th Floor, San Francisco, California 94111, and 1166 Avenue of the Americas, New York, New York 10036, serves as the sub-adviser to each Fund pursuant to an investment sub-advisory agreement dated as of May 29, 1998. Prior to May 29, 1998, the Sub-adviser was known as Chancellor LGT Asset Management, Inc. On May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of the Sub-adviser, consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included the Sub-adviser and certain other affiliates. As a result of this transaction, the Sub-adviser is now an indirect wholly owned subsidiary of AMVESCAP PLC. Prior to the sale, the Sub-adviser and its worldwide asset management affiliates provided investment management and/or administrative services to institutional, corporate and individual clients around the world since 1969.


AIM and the Sub-adviser and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-adviser are both indirect wholly owned subsidiaries of AMVESCAP

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                      GT GLOBAL VARIABLE INVESTMENT FUNDS
PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.


In addition to the investment resources of their Houston, San Francisco and New York offices, AIM and the Sub-adviser draw upon the expertise, personnel, data and systems of other offices, including investment offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Funds, the Sub-adviser employs a team approach, taking advantage of its investment resources around the world.


The investment professionals primarily responsible for the portfolio management of each Fund are as follows:

                                NEW PACIFIC FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
Peter Eadon-Clarke       Portfolio Manager since   Chief Investment Officer for the Pacific Rim (excluding Japan) and
 Hong Kong                1997                      Portfolio Manager for the Sub-adviser and INVESCO GT Asset
                                                    Management Asia Ltd. (Hong Kong), an affiliate of the Sub-adviser, since 1992. Prior thereto, Mr. Eadon-Clarke was an Associate
                                                    Director at HSBC Asset Management in Hong Kong from 1984 to 1992 and a Senior Fund Manager for Colonial Mutual Life (London) from
                                                    1980 to 1984.


                                  EUROPE FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
Nicholas S. Train        Portfolio Manager since   Head of Investments for the United Kingdom and Europe for the
 London                   1998                      Sub-adviser and INVESCO GT Asset Management PLC (London) ("INVESCO
                                                    GT Asset Management"), an affiliate of the Sub-adviser, since 1996.
                                                    Prior thereto, Mr. Train was a Portfolio Manager for the
                                                    Sub-adviser and GT Asset Management from 1984 to 1996.
Nicholas J. Ford         Portfolio Manager since   Portfolio Manager for the Sub-adviser since February 1998 and
 London                   1998                      Portfolio Manager for INVESCO GT Asset Management since 1996.
                                                    Director of Equities for Lehman Brothers Global Asset Management
                                                    PLC (London) from 1994 to 1996. Portfolio Manager and Head of
                                                    European Equities for Hill Samuel Investment Management PLC
                                                    (London) from 1990 to 1994.


                               LATIN AMERICA FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
Allan Conway             Portfolio Manager since   Head of Global Emerging Market Equities for the Sub- adviser and
 London                   1997                      INVESCO GT Asset Management, an affiliate of the Sub-adviser, since
                                                    January 1997. Director of International Equities at Hermes
                                                    Investment Management from 1992 to 1997. Portfolio Manager, Head of
                                                    Overseas Equities at Provident Mutual from 1982 to 1992.
David Manuel             Portfolio Manager since   Portfolio Manager for the Sub-adviser and INVESCO GT Asset
 London                   1997                      Management since November 1997. Investment Analyst and Portfolio
                                                    Manager for Abbey Life Investment Services Ltd. (London) from 1987 to 1997, and Head of Latin American Equities from 1994 to 1997.


                               Prospectus Page 43

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                             EMERGING MARKETS FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
Allan Conway             Portfolio Manager since   See description above.
 London                   1997
Hugh Hunter              Portfolio Manager since   Portfolio Manager for the Sub-adviser and INVESCO GT Asset
 London                   1997                      Management since June 1997. Head of Quantitative Emerging Strategy at Baring Asset Management (London) ("Baring") from 1992 to 1997.
                                                    Quantitative Analyst at Baring from 1987 to 1992.
Aziz Minhas              Portfolio Manager since   Portfolio Manager for the Sub-adviser and INVESCO GT Asset
 London                   1998                      Management since December 1997. Investment Analyst and Senior
                                                    Investment Analyst with Abu Dhabi Investment Authority (London)
                                                    from 1990 to 1997.
Darren Read              Portfolio Manager since   Portfolio Manager for the Sub-adviser and INVESCO GT Asset
 London                   1997                      Management since May 1997. Senior Investment Analyst at Hermes from
                                                    1995 to 1997. Chartered Accountant in the Financial Markets
                                                    Division of Arthur Andersen from 1991 to 1995.
Christine Rowley         Portfolio Manager since   Portfolio Manager for the Sub-adviser, INVESCO GT Asset Management
 London                   1997                      and INVESCO GT Asset Management Asia Ltd. (Hong Kong), an affiliate of the Sub-adviser, since 1992. Analyst with the Bank of England from 1989 to 1990.
Mark Thorogood           Portfolio Manager since   Portfolio Manager for the Sub-adviser and INVESCO GT Asset
 London                   1997                      Management since May 1997. Proprietary Trader for ING-Barings (Hong
                                                    Kong) from 1994 to 1997. Analyst and Portfolio Manager for
                                                    Provident Mutual from 1987 to 1994.


                                  AMERICA FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
Brent W. Clum            Portfolio Manager since   Senior Equity Research Analyst for the Sub-adviser since 1995.
 New York                 1997                      Employed by Chancellor Capital Management, Inc. ("Chancellor
                                                    Capital"), a predecessor of the Sub-adviser, from 1995 to October
                                                    1996. Vice President and Analyst at T. Rowe Price from 1990 to
                                                    1995. Chartered Financial Analyst and Certified Public Accountant.


                              INFRASTRUCTURE FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
Brian T. Nelson          Portfolio Manager since   Portfolio Manager for the Sub-adviser since September 1997. Senior
 San Francisco            1997                      Equity Research Analyst for the Sub-adviser from October 1996 to
                                                    September 1997. Employed by Chancellor Capital from 1995 to October
                                                    1996. Equity Research Analyst and Co-Portfolio Manager for Franklin
                                                    Resources, Inc. (San Mateo, CA) from 1988 to 1995.


                               Prospectus Page 44

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                             NATURAL RESOURCES FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
Derek H. Webb            Portfolio Manager since   Portfolio Manager for the Sub-adviser since 1994. Analyst for the
 San Francisco            Fund inception in 1995    Sub-adviser from 1992 to 1994.


                            TELECOMMUNICATIONS FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
Michael J. Mahoney       Portfolio Manager since   Portfolio Manager for the Sub-adviser since 1993. Investment Analyst
 San Francisco            Fund inception in 1993    for the Sub-adviser from 1991 to 1993.


                              GROWTH & INCOME FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
Paul Griffiths           Portfolio Manager since   Head of Global Fixed Income for the Sub-adviser and INVESCO GT Asset
 London                   1995                      Management since June 1997, and Portfolio Manager from 1994 to
                                                    1997. Global Bond Fund Manager for Lazard Investors from 1993 to
                                                    1994. Global Bond Fund Manager for Sanwa International PLC from
                                                    1991 to 1993.
Nicholas S. Train        Portfolio Manager since   See description above.
 London                   Fund inception in 1993


                             STRATEGIC INCOME FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
David B. Hughes          Portfolio Manager since   Head of Global Fixed Income, North America, for the Sub- adviser
 New York                 1998                      since January 1998. Senior Portfolio Manager for
                                                    Global/International Fixed Income for the Sub-adviser from October
                                                    1996 to December 1997. Employed by Chancellor Capital from July
                                                    1995 to October 1996. Assistant Vice President of Fiduciary Trust
                                                    Company International from 1994 to 1995. Assistant Treasurer at the
                                                    Bankers Trust Company from 1991 to 1994.
Craig Munro              Portfolio Manager since   Portfolio Manager for the Sub-adviser since August 1997. Vice
 New York                 1998                      President and Senior Analyst in the Emerging Markets Group of the
                                                    Global Fixed Income Division of Merrill Lynch Asset Management from
                                                    1993 to August 1997.
Cheng-Hock Lau           Portfolio Manager since   Chief Investment Officer for Global Fixed Income for the Sub-adviser
 New York                 1996                      since October 1996. Senior Portfolio Manager for
                                                    Global/International Fixed Income for the Sub-adviser from July
                                                    1995 to October 1996. Employed by Chancellor Capital from 1995 to
                                                    October 1996. Senior Vice President and Senior Portfolio Manager
                                                    for Fiduciary Trust Company International from 1993 to 1995. Vice
                                                    President at Bankers Trust Company from 1991 to 1993.


                               Prospectus Page 45

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                               INTERNATIONAL FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
Roger Yates              Portfolio Manager since   Global Chief Investment Officer for the Sub-adviser and INVESCO GT
 London                   1996                      Asset Management since October 1997. International Chief Investment
                                                    Officer for the Sub-adviser and INVESCO GT Asset Management from
                                                    September 1996 to October 1997. Chief Investment Officer and
                                                    Portfolio Manager for Europe and the United Kingdom for the
                                                    Sub-adviser from 1994 to 1996. Investment Manager for Morgan
                                                    Grenfell Asset Management from 1988 to 1994.
Michael Lindsell         Portfolio Manager since   Head of Investment Strategy for Global Equities for the Sub-adviser
 London                   1997                      since 1996. Chief Investment Officer for Japan for INVESCO GT Asset
                                                    Management Asia Ltd. (Hong Kong) and Portfolio Manager for the
                                                    Sub-adviser from 1992 to 1996. Director of Warburg Asset Management
                                                    (Tokyo) prior thereto.


                          U.S. GOVERNMENT INCOME FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
Cheng-Hock Lau           Portfolio Manager since   See description above.
 New York                 1998
Edward J. O'Hara         Portfolio Manager since   Senior Portfolio Manager for the Sub-adviser in the High Grade Fixed
 New York                 1998                      Income Group since August 1995. Manager for Ark Asset Management,
                                                    Inc., formerly Lehman Management Company, Inc., from 1983 to 1989, and Senior Manager from 1989 to August 1995.


                         GLOBAL GOVERNMENT INCOME FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
Cheng-Hock Lau           Portfolio Manager since   See description above.
 New York                 1996
David B. Hughes          Portfolio Manager since   Head of Global Fixed Income, North America, for the Sub- adviser
 New York                 1998                      since January 1998. Senior Portfolio Manager for
                                                    Global/International Fixed Income for the Sub-adviser from October
                                                    1996 to December 1997. Employed by Chancellor Capital from July
                                                    1995 to October 1996. Assistant Vice President of Fiduciary Trust
                                                    Company International from 1994 to 1995. Assistant Treasurer at the
                                                    Bankers Trust Company from 1991 to 1994.


                               MONEY MARKET FUND


                           RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                      THE FUND                                      PAST 5 YEARS
-----------------------  ------------------------  --------------------------------------------------------------------
Cheng-Hock Lau           Portfolio Manager since   See description above.
 New York                 1998
Heide Koch               Portfolio Manager since   Portfolio Manager for the Sub-adviser since October 1996. Employed
 New York                 1997                      by Chancellor Capital from 1991 to October 1996.


                               Prospectus Page 46

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

In placing orders for the Funds' securities transactions, the Sub-adviser seeks to obtain the best net results. Brokerage transactions for the Funds may be executed through affiliates of AIM or the Sub-adviser. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that the Funds will bear directly and could result in the realization of net capital gains which would be taxable when distributed to shareholders.

FUND EXPENSES. Each Fund pays all of its respective expenses not assumed by AIM or the Sub-adviser and other agents.

AIM has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the New Pacific Fund, the Europe Fund, the International Fund, the Emerging Markets Fund, the Latin America Fund, the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund, and the Growth & Income Fund to 1.25% of their respective net assets. In addition, AIM has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the America Fund, the Strategic Income Fund, the Global Government Income Fund, and the U.S. Government Income Fund to 1.00% of their respective net assets. Likewise, AIM has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of the Money Market Fund to 0.75% of its net assets.

From time to time, the Sub-adviser in its sole discretion may waive its fees and/or voluntarily assume certain Fund expenses. All general expenses of each Company and joint expenses of the Funds (see "Other Information") are allocated among the Funds on a basis deemed fair and equitable.

                               Prospectus Page 47

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                               OTHER INFORMATION

--------------------------------------------------------------------------------

DIVERSIFICATION STANDARDS. Each of the following Funds is a series of a "diversified" investment company under the 1940 Act: the New Pacific Fund, the Europe Fund, the America Fund, the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund, the U.S. Government Income Fund, the International Fund, the Emerging Markets Fund, and the Money Market Fund. This means that with respect to 75% of each Fund's total assets, no more than 5% will be invested in the securities of any one issuer, and each Fund will purchase no more than 10% of the voting securities of any one issuer.

Each of the following Funds is a series of a "non-diversified" investment company under the 1940 Act: the Latin America Fund, the Growth & Income Fund, the Strategic Income Fund and the Global Government Income Fund. Each such Fund, however, intends to continue to qualify as a regulated investment company for federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in securities of one issuer but only if, at the close of each quarter of the Fund's taxable year, (a) the aggregate amount of such holdings does not exceed 50% of the value of its total assets and (b) no more than 25% of the value of its total assets is invested in the securities of a single issuer. Because each such Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such Fund may be subject to greater investment and credit risk with respect to its portfolio than a Fund that is more broadly diversified.


ORGANIZATION OF THE COMPANIES. Each Company was organized as a Delaware business trust on May 7, 1998. Prior to May 29, 1998, each Company was organized as a Massachusetts business trust. Each Company is registered with the SEC as an open-end management investment company. Each Company and each Fund, except the Telecommunications Fund, the Emerging Markets Fund, the International Fund, the Infrastructure Fund and the Natural Resources Fund, commenced operations on February 10, 1993. The Telecommunications Fund commenced operations on October 18, 1993. The Emerging Markets Fund and the International Fund commenced operations on July 5, 1994. The Infrastructure Fund and the Natural Resources Fund commenced operations on January 31, 1995.


From time to time, each Company's Board of Trustees may, in its discretion, establish additional series and issue shares of additional series of the Company's shares of beneficial interest. Shares of each Fund are entitled to one vote per share (with proportional voting for fractional shares). Shareholders have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares of each Fund will be voted by a Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of its investment management arrangements. The shares of each Fund and of the Company's other Funds will be voted in the aggregate on other matters, such as the election of Trustees and ratification of that Company's Board of Trustees' selection of the Company's independent accountants. In accordance with current law, the Funds anticipate that when a Participating Insurance Company issues a VA Contract that invests in a Company, VA Contract holders will be asked for instructions on how to vote, and shares will be voted by a Participating Insurance Company in accordance with the voting instructions received. For further information on voting rights, see the VA Contract prospectus.

Normally there will be no annual meetings of shareholders in any year, except as required under the 1940 Act. Either Company would be required to hold a shareholders meeting in the event that at any time less than a majority of that Company's Trustees holding office had been elected by shareholders. Trustees shall continue to hold office until their successors are elected and have qualified. Shares of either Company's Funds do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. A Trustee may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of a Company's outstanding voting shares may call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or for any other purpose. The 1940 Act requires each Company to assist shareholders in calling such a meeting.


Pursuant to each Company's Agreement and Declaration of Trust, each Company may issue an unlimited number of shares for each of its Funds. Each share of a Fund represents an interest in that


                               Prospectus Page 48

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Fund only, has a par value equal to $0.01 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared at the discretion of the Board of Trustees.


Currently, owners of VA Contracts issued by the Participating Insurance Companies for which shares of one or more Funds are the investment vehicle will receive from such Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent accountants. Each report will show the investments owned by the Fund and the market values thereof as determined by the Trustees and will provide other information about the Fund and its operations.


Because the Funds use a combined Prospectus, it is possible that a Fund might become liable for a misstatement about another Fund contained in the Prospectus. The Boards of Trustees have considered this factor in approving the use of a single, combined prospectus.


PERFORMANCE INFORMATION. The Funds, from time to time, may include information on their investment results and/or comparisons of their investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds whose shares are offered to insurance company separate accounts, in advertisements, sales literature or reports furnished to present or prospective shareholders.

In such materials, the Funds may quote their average annual total return ("Standardized Return"). Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in the Fund at the end of one-, five- and ten-year periods. If a one-, five-and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of a Fund. Standardized Return assumes the reinvestment of all dividends and other distributions.

In addition, in order to more completely represent the Funds' performance or more accurately compare such performance to other measures of investment return, the Funds also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return reflects percentage rates of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof.

The Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund also may refer in advertising and promotional materials to their respective yields, which will fluctuate over time. A Fund's yield shows the rate of income that it earns on its investments, expressed as a percentage of the public offering price of its shares. A Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of shares outstanding, and expressing the result as an annualized percentage based on the public offering price at the end of that thirty-day period. Yield accounting methods differ from the methods used for other accounting purposes. Accordingly, a Fund's yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements.

From time to time the Money Market Fund may advertise its "yield" and "effective yield" in advertisements or promotional materials. The "yield" of the Money Market Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Statement of Additional Information describes the methods used to calculate the Money Market Fund's yield and effective yield.

In addition to "yield" and "effective yield," advertisements or promotional materials also may include other performance data of the Money Market Fund which may consist of: (1) the actual return or total income (including realized net short-term capital gain, if any) generated by a hypothetical investment in the Fund year-by-year since the commencement of the Fund's operations; (2) the compounded return or total income generated by a hypothetical investment in the Fund year by year for the same period, assuming reinvestment of all dividends and any other distributions; and (3) the cumulative return (or overall change in account value) of a hypothetical investment in the

                               Prospectus Page 49

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
Fund year by year over the same period, also assuming reinvestment of all dividends and any other distributions.

The Funds' performance data reflects past performance and is not necessarily indicative of future results. The Funds' investment results will vary from time to time depending upon market conditions, the composition of their portfolio and their operating expenses. Yield and performance information of any Fund will not be compared with such information for funds that offer their shares directly to the public, because Fund data do not reflect charges imposed by a Participating Insurance Company on the VA Contracts. The effective yield and total return for a Fund should be distinguished from the rate of return of a corresponding division of a separate account of such Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Accordingly, performance figures for a Fund will only be advertised if comparable performance figures for the corresponding division of the separate account are included in the advertisement. VA Contract holders should consult their Participating Insurance Company's VA Contract prospectus for further information. Each Fund's results also should be considered relative to the risks associated with its investment objectives and policies.

Calculations of a Fund's yield or performance information may reflect any undertaking that may be in effect. See "Management" and "Investment Results" in the Statement of Additional Information.

Each Fund's annual report contains additional information with respect to its performance. The annual report is available to investors upon request and free of charge.


YEAR 2000 COMPLIANCE PROJECT. In providing services to the Funds, AIM, the Transfer Agent and the Sub-adviser rely on internal computer systems as well as external computer systems provided by third parties. Some of these systems were not originally designed to distinguish between the year 1900 and the year 2000. This inability, if not corrected, could adversely affect the services AIM, the Transfer Agent and the Sub-adviser and others provide the Funds and their shareholders.



To address this important issue, AIM, the Transfer Agent and the Sub-adviser have undertaken a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of four phases: (i) inventorying every software and hardware system in use at AIM, the Transfer Agent and the Sub-adviser, as well as remote, third-party systems on which AIM, the Transfer Agent and the Sub-adviser rely; (ii) identifying those systems that may not function properly after December 31, 1999; (iii) correcting or replacing those systems that have been so identified; and (iv) testing the processing of Fund data in all systems. Phase (i) has been completed; phase (ii) is substantially completed; phase (iii) has commenced; and phase (iv) is expected to commence during the third quarter of 1998. The Project is scheduled to be completed by December 31, 1998. Following completion of the Project, AIM and the Sub-adviser will review any systems subsequently acquired to confirm that they are year 2000 compliant.


TRANSFER AGENT. Reporting and general transfer agent functions for the Funds and servicing of the Separate Accounts are performed by GT Global Investor Services, Inc. (the "Transfer Agent"). The Transfer Agent is an affiliate of AIM and the Sub-adviser, and maintains its offices at California Plaza, 2121 N. California Boulevard, Suite 450, Walnut Creek, CA 94596.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is custodian of each Fund's assets.

COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, acts as counsel to the Companies. Kirkpatrick & Lockhart LLP also acts as counsel to the Sub-adviser and the Transfer Agent in connection with other matters.


INDEPENDENT ACCOUNTANTS. The Companies' and the Funds' independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109. Coopers & Lybrand L.L.P. conducts an annual audit of the Funds, assists in the preparation of the Funds' federal and state income tax returns and consults with the Companies and the Funds as to matters of accounting, regulatory filings, and federal and state income taxation.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               Prospectus Page 50

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                      GT GLOBAL VARIABLE NEW PACIFIC FUND
                         GT GLOBAL VARIABLE EUROPE FUND
                     GT GLOBAL VARIABLE LATIN AMERICA FUND
                        GT GLOBAL VARIABLE AMERICA FUND
                     GT GLOBAL VARIABLE INTERNATIONAL FUND
                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND
                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND
                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND
                    GT GLOBAL VARIABLE EMERGING MARKETS FUND
                    GT GLOBAL VARIABLE GROWTH & INCOME FUND
                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND
                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND
                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND
                          GT GLOBAL MONEY MARKET FUND


                        50 California Street, 27th Floor
                        San Francisco, California 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580


                      Statement of Additional Information
                                  June 1, 1998

--------------------------------------------------------------------------------


This Statement of Additional Information relates to the GT Global Variable Investment Funds (individually a "Fund," and collectively, the "Funds"). Each Fund is organized as a separate series of either GT Global Variable Investment Series ("Investment Series") or GT Global Variable Investment Trust ("Investment Trust") (individually, a "Company," and collectively, the "Companies"). This Statement of Additional Information which is not a prospectus, supplements and should be read in conjunction with the Funds' current Prospectus dated June 1, 1998, a copy of which is available without charge by writing to the above address or by calling the Funds at the toll-free phone number printed above. Shares of each Fund are offered only to separate accounts ("Separate Accounts") that fund certain variable annuity contracts ("VA Contracts") offered by certain life insurance companies ("Participating Insurance Companies").



A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for, and INVESCO (NY), Inc. (the "Sub-adviser") serves as the investment sub-adviser and sub-administrator for the Funds. The Funds' Transfer Agent is GT Global Investor Services, Inc. ("GT Services" or the "Transfer Agent").


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------


                                                                                                                           Page No.
                                                                                                                           --------
Investment Objectives and Policies.......................................................................................      2
Options, Futures and Currency Strategies.................................................................................     11
Risk Factors.............................................................................................................     20
Investment Limitations...................................................................................................     26
Execution of Portfolio Transactions......................................................................................     37
Trustees and Executive Officers..........................................................................................     41
Management...............................................................................................................     43
Valuation of Fund Shares.................................................................................................     47
Information Relating to Sales and Redemptions............................................................................     48
Taxes....................................................................................................................     49
Additional Information...................................................................................................     51
Investment Results.......................................................................................................     52
Description of Debt Ratings..............................................................................................     60
Appendix.................................................................................................................     62
Financial Statements.....................................................................................................     63


                                     [LOGO]

                   Statement of Additional Information Page 1

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
The investment objective of each of the following Funds as defined in the Prospectus, is long-term growth of capital: GT GLOBAL VARIABLE NEW PACIFIC FUND ("New Pacific Fund"), GT GLOBAL VARIABLE INTERNATIONAL FUND ("International Fund"), GT GLOBAL VARIABLE EUROPE FUND ("Europe Fund") and GT GLOBAL VARIABLE AMERICA FUND ("America Fund"). GT GLOBAL VARIABLE LATIN AMERICA FUND ("Latin America Fund") seeks capital appreciation. The investment objective of each of GT GLOBAL VARIABLE EMERGING MARKETS FUND ("Emerging Markets Fund") and GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND ("Telecommunications Fund") is long-term growth of capital. The investment objective of each of GT GLOBAL VARIABLE
INFRASTRUCTURE FUND ("Infrastructure Fund") and GT GLOBAL VARIABLE NATURAL RESOURCES FUND ("Natural Resources Fund") is long-term capital growth. The investment objectives of GT GLOBAL VARIABLE GROWTH & INCOME FUND ("Growth & Income Fund") are long-term capital appreciation together with current income. GT GLOBAL VARIABLE STRATEGIC INCOME FUND ("Strategic Income Fund") seeks high current income as its primary investment objective. The Strategic Income Fund's secondary investment objective is capital appreciation. GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND ("Global Government Income Fund") seeks high current income as its primary investment objective. The Global Government Income Fund's secondary investment objectives are capital appreciation and protection of principal through active management of the maturity structure and currency exposure. The investment objective of GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND ("U.S. Government Income Fund") is a high level of current income, consistent with the preservation of capital. The investment objective of GT GLOBAL MONEY MARKET FUND ("Money Market Fund") is maximum current income consistent with liquidity and conservation of capital.

SELECTION OF INVESTMENTS
    GENERAL. Each Fund seeks to achieve its investment objective(s) through a distinct set of investment policies. In determining the appropriate distribution of investments among various countries and geographic regions for the Funds, the Sub-adviser ordinarily considers the following factors: prospects for relative economic growth between the different countries in which each Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

In analyzing companies for possible investment by each Fund, the Sub-adviser ordinarily looks for one or more of the following characteristics: above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by a Fund or the Funds in the aggregate. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

In certain countries, governmental and other restrictions on investment may affect a Fund's ability to invest in such countries. In addition, in some instances only special classes of securities may be purchased by foreigners and the market price, liquidity and rights with respect to those securities may vary from shares owned by nationals. At this time, the Sub-adviser is not aware of the existence of any investment or exchange control regulations which might substantially impair the operations of the Funds as described in the Prospectus and this Statement of Additional Information. Restrictions may in the future, however, make it undesirable to invest in certain countries. None of the Funds has a present intention of making any significant investment in any country or stock market in which the Sub-adviser considers the political or economic situation to threaten a Fund with substantial or total loss of its investment in such country or market.

    THE EMERGING MARKETS FUND. The Emerging Markets Fund does not consider the following countries to be emerging markets: Australia, Austria, Belgium, Canada, Denmark, England, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and United States. In determining what countries constitute emerging markets the Sub-adviser will consider, among other things, data analysis, and classification of

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countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.

    THE NATURAL RESOURCES FUND. With respect to the Natural Resources Fund, the Sub-adviser has identified four areas that it expects will create investment opportunities: (i) improving supply/demand fundamentals, which may result in higher commodity prices; (ii) privatization of state-owned natural resource businesses; (iii) management which can improve production efficiencies without correspondingly increasing commodity prices; and (iv) service companies with emerging technologies that can enhance productivity or reduce production costs. Of course, there is no certainty that these factors will produce the anticipated results.

    THE TELECOMMUNICATIONS FUND. With respect to the Telecommunications Fund, the Sub-adviser has identified four areas that it expects will create investment opportunities and lead to growth in the sector: (i) the deregulation of companies in the industry, which will allow competition to promote greater efficiencies; (ii) the privatization of state-owned telecommunications businesses; (iii) the development of infrastructure in underdeveloped countries and upgrading of services in other countries; and (iv) emerging technologies, that will enhance productivity and reduce costs in the telecommunications industry. Of course, there is no certainty that these factors will produce the anticipated results.

    THE GROWTH & INCOME FUND. With respect to the Growth & Income Fund, the Sub-adviser attempts to identify those countries and industries where economic and political factors are likely to produce above-average growth rates and to further identify companies in such countries and industries that are best positioned and managed to benefit from these factors. In evaluating possible equity investments, the Sub-adviser attempts to identify and acquire only securities it deems to represent high or improving investment quality. Securities representing high investment quality generally will include those of well-known, established and successful issuers that the Sub-adviser believes will continue to be successful in the future. Securities representing improving investment quality may include those of an issuer which, for instance, has improved its sales or earnings or of an issuer the balance sheet and financial condition of which are improving. The Sub-adviser seeks to avoid investing in equity securities that appear overly speculative or risky, even if they have otherwise attractive features or investment potential.

In evaluating debt securities considered for investment by the Growth & Income Fund, the Sub-adviser analyzes their yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations of the supply of funds available for investment in the world bond market relative to the demands placed upon it. The Sub-adviser may increase the average maturity of the portion of the Fund's holdings invested in debt obligations when it expects interest rates to decline, and may decrease such maturity when it expects interest rates to rise. There are no limitations on the maximum or minimum maturities of the debt securities considered by the Growth & Income Fund for investment or on the average weighted maturity of the debt portion of the Fund's holdings. Should the rating of a debt security be revised while such security is owned by the Growth & Income Fund, the Sub-adviser will evaluate what action, if any, is appropriate with respect to such security. See "Description of Debt Ratings."

    THE LATIN AMERICA FUND. Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use external debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country, although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. The Latin America Fund intends to acquire Sovereign Debt to hold and trade in appropriate circumstances, as well as to use to participate in Latin American debt conversion programs. See "Risk Factors" in the Funds' Prospectus and "Risk Factors" below. The Sub-adviser will evaluate opportunities to enter into debt conversion transactions as they arise but does not currently intend to invest more than 5% of the Latin America Fund's assets in such programs.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
The Strategic Income Fund, Global Government Income Fund and U.S. Government Income Fund may invest in mortgage-backed securities, including fixed-rate mortgage obligations, adjustable rate mortgage obligations ("ARMs") and collateralized mortgage obligations ("CMOs"). Each of these Funds may also invest in asset-backed securities.

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. The U.S. government mortgage-backed securities in which the Funds may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government

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National Mortgage Association ("GNMA"), Fannie Mae, or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, a Fund expects to invest in those new types of mortgage-backed securities that the Sub-adviser believes may assist a Fund in achieving its investment objective. Similarly, a Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgagee loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage-backed and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of a pass-through pool varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of a Fund.

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    GNMA CERTIFICATES. GNMA guarantees certain mortgage pass-through certificates ("GNMA certificates"), issued by Private Mortgage Lenders and representing ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the Funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

    FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgagee loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

    FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

    PRIVATE, RTC AND SIMILAR MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by GNMA, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality; but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of GNMA, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "-- Types of Credit Enhancement." These credit enhancements do not protect investors from changes in market value.

The Resolution Trust Corporation ("RTC"), which was organized by the U.S. government in connection with the savings and loan crisis, held assets of failed savings associations as either a conservator or receiver for such associations, or it acquired such assets in its corporate capacity. These assets included, among other things, single family and multifamily mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC established a vehicle registered with the SEC through which it sold mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC held or acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE
PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any PO class) on a monthly, quarterly

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or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates -- i.e., the yield may increase as rates increase and decrease as rates decrease -- but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

    ARM AND FLOATING RATE MORTGAGE-BACKED SECURITIES ARM mortgage-backed securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities.

ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default interest. ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment.

The rates of interest payable on certain ARMs are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the value of such ARM mortgage-backed securities still tends to be less sensitive to interest rate fluctuations than fixed-rate securities.

As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

    TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets

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and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

VARIABLE AND FLOATING RATE SECURITIES
The Money Market Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months. Such securities must comply with conditions established by the Securities and Exchange Commission (the "SEC") under which they may be considered to have remaining maturities of 13 months or less. The yield of these securities varies in relation to changes in specific money market rates such as the prime rate. These changes are reflected in adjustments to the yields of the variable and floating rate securities, and different securities may have different adjustment rates. To the extent that the Money Market Fund invests in such variable and floating rate securities, it is the Sub-adviser's view that the Money Market Fund may be able to take advantage of the higher yield that is usually paid on longer-term securities. The Sub-adviser further believes that the variable and floating rates paid on such securities may substantially reduce the wide fluctuations in market value caused by interest rate changes and other factors which are typical of longer-term debt securities.

DEPOSITORY RECEIPTS
Each Fund, except for the Global Government Income Fund, the U.S. Government Income Fund and the Money Market Fund, may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs are typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of the Funds' respective investment policies, the Funds' investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR

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holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored ADRs.

SAMURAI AND YANKEE BONDS
The New Pacific Fund, the International Fund, the Strategic Income Fund, and the Global Government Income Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and the America Fund, the Strategic Income Fund and the Global Government Income Fund may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of each Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by the Funds, except for the Money Market Fund, in connection with other securities or separately, and may provide the Funds with the right to purchase at a later date other securities of the issuer.

LENDING OF SECURITIES
For the purpose of realizing additional income, each Fund, except the Money Market Fund, may make secured loans of securities held by that Fund which amount to not more than 30% of its total assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. Each Fund may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are being lent, but it may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by the Sub-adviser to be of good standing and will not be made unless, in the judgment of the Sub-adviser, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS
For the purposes of the Funds' respective investment policies regarding bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations may, however, be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of such Fund. For purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

COMMERCIAL PAPER
U.S. Government Income Fund may invest in commercial paper, which consists of short-term promissory notes issued by large corporations with a high quality rating to finance short-term credit needs.

REPURCHASE AGREEMENTS
Each Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of the Fund assets may be subject to repurchase agreements at any given time. No Fund will enter into a repurchase agreement with a maturity of more than seven days if, as a result more than 15% (10% for the Money Market Fund) of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

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BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
Each Fund's borrowings will not exceed 33 1/3% of the Fund's total assets, i.e., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowing. If market fluctuations in the value of a Fund's securities holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to provide cash to meet redemptions of Fund shares. Any borrowing by a Fund may cause greater fluctuation in its net asset value than would be the case if the Fund did not borrow.

Each Fund (except the Strategic Income Fund) currently is prohibited from borrowing money in order to purchase securities. If a Fund is permitted to employ leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.

Excluding the Money Market Fund, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund had sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The Funds (except for the Money Market Fund) also may engage in "roll" borrowing transactions, which involve the sale of GNMA certificates or other securities together with a commitment (for which a Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Each Fund will set aside cash or liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

The Strategic Income Fund also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Strategic Income Fund would forego principal and interest paid on such securities. The Strategic Income Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

SHORT SALES

The Funds may make short sales of securities, although they have no current intention of doing so. However, Growth & Income Fund, pursuant to a non-fundamental limitation, may not sell securities short, except to the extent the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of that security will decline. A Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, or in similar securities, and (ii) in order to maintain investment flexibility. When a Fund makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker/dealer or other intermediary through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.


The Fund's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral deposited with the intermediary. The Fund also will be required to deposit collateral with its custodian to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security, regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such intermediary.

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If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss theoretically is unlimited.

The Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund, the Emerging Markets Fund, and the Latin America Fund will not make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of their respective total assets, or their respective aggregate short sales of the securities of any one issuer exceed the lesser of 2% of net assets or 2% of the securities of any class of the issuer. Moreover, the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund and the Latin America Fund may engage in short sales only with respect to securities listed on a national securities exchange.

A Fund might make a short sale "against the box" in order to hedge against market risks when the Sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Funds will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

TEMPORARY DEFENSIVE STRATEGIES
The Emerging Markets Fund and Latin America Growth Fund may invest in the following types of money market instruments (I.E., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies (in the case of Latin America Growth Fund, a Latin American currency): (a) obligations issued or guaranteed by the U.S. or foreign governments (in the case of Latin America Growth Fund, the government of a Latin American country), their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development;
(c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances); (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

The Emerging Markets Fund and Latin America Growth Fund may invest in commercial paper rated as low as A-3 by S&P or P-3 by Moody's or, if not rated, determined by the Sub-adviser to be of comparable quality. Obligations rated A-3 and P-3 are considered by S&P and Moody's, respectively, to have an acceptable capacity for timely repayment. However, these securities may be more vulnerable to adverse effects of changes in circumstances than obligations carrying higher designations.

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                         OPTIONS, FUTURES AND CURRENCY
                                   STRATEGIES

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SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon the Sub-adviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Sub-adviser is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Sub-adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

        (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

WRITING CALL OPTIONS
All Funds, other than the Money Market Fund, may write (sell) call options on securities, currencies and (except for the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund) stock indices. Call options generally will be written on securities and currencies that, in the opinion of the Sub-adviser, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). As long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

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Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective(s). When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. A Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's investment limitations that limit the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

The premium that a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Sub-adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both.

A Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities, indices or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering the security or currency currently held by it. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS
The Funds, other than the Money Market Fund, may write put options on securities, currencies and (except for the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund) stock indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund generally would write put options in circumstances where the Sub-adviser wishes to purchase the underlying security or currency for the Fund at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

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Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

PURCHASING PUT OPTIONS
Each Fund, other than the Money Market Fund, may purchase put options on securities, currencies and (except for the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund) stock indices. As the holder of a put option, a Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such option, exercise such option or permit such option to expire.

A Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency eventually is sold.

A Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
Each Fund, other than the Money Market Fund, may purchase call options on securities, currencies and (except for the Strategic Income Fund, the Global Government Income Fund and the U.S. Government Income Fund) stock indices. As the holder of a call option, a Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such option, exercise such option or permit such option to expire.

Call options may be purchased by a Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option could be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

Each Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the

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option. A call option gives a Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

Options may be either listed on an exchange or traded over-the-counter ("OTC"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices, obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The staff of the SEC considers purchased OTC options to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund

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cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS
The Funds, except for the Money Market Fund, may enter into interest rate or currency futures contracts, and the Funds, except for the Strategic Income Fund, the Global Government Income Fund, the U.S. Government Income Fund and the Money Market Fund, may enter into stock index futures contracts ("Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Funds. The Funds' hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, or declines in currency exchange rates or stock prices and purchases of futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates or stock prices.

The Funds only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Funds' exposure to interest rate and currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times during which the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an

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offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

The Funds' Futures transactions generally will be entered into for hedging purposes, except as discussed below under "Synthetic Securities"; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that a Fund owns, or Futures Contracts will be purchased to protect the Funds against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest and currency rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the Fund's securities or currencies being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. futures exchanges limit the amount of fluctuation permitted in Futures Contract and option on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

If a Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

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Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because of initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If a Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

A Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATION  ON  USE  OF  FUTURES,  OPTIONS ON  FUTURES  AND  CERTAIN  OPTIONS ON
CURRENCIES
To the extent that a Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by each Company's Board of Trustees without a shareholder vote. This limitation does not limit the percentage of a Fund's assets at risk to 5%.

FORWARD CONTRACTS
A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the Forward Contract. A Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

A Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be

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protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by that Company's Board of Trustees.

A Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the overall investments of the Fund. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing a Fund to sustain losses on such contracts and transaction costs.

At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first Forward Contract and the offsetting Forward Contract.

The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
A Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Sub-adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information

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generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by a Fund) expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

SYNTHETIC SECURITY POSITIONS
The Global Government Income Fund and the Strategic Income Fund, each may utilize, up to 5% of its total assets, combinations of futures on bonds and forward currency contracts to create investment positions that have substantially the same characteristics as bonds of the same type as those on which the futures contracts are written. Investment positions of this type are generally referred to as "synthetic securities."

For example, in order to establish a synthetic security position for a Fund that is comparable to owning a Japanese government bond, the Sub-adviser might purchase futures contracts on Japanese government bonds in the desired principal amount and purchase forward currency contracts for Japanese Yen in an amount equal to the then current purchase price for such bonds in the Japanese cash market, with each contract having approximately the same delivery date.

The Sub-adviser might roll over the futures and forward currency contract positions before taking delivery in order to continue the Fund's investment position, or the Sub-adviser might close out those positions, thus effectively selling the synthetic security. Further, the amount of each contract might be adjusted in response to market conditions and the forward currency contract might be changed in amount or eliminated in order to hedge against currency fluctuations.

Further, while these futures and currency contracts remain open, the Funds will comply with applicable SEC guidelines to set aside cash, U.S. government securities or other liquid high grade debt securities in a segregated account with its custodian in an amount sufficient to cover its potential obligations under such contracts.

The Sub-adviser would create synthetic security positions for a Fund when it believes that it can obtain a better yield or achieve cost savings in comparison to purchasing actual bonds or when comparable bonds are not readily available in the market. Synthetic security positions are subject to the risk that changes in the value of purchased futures contracts may differ from changes in the value of the bonds that might otherwise have been purchased in the cash market.

Also, while the Sub-adviser believes that the cost of creating synthetic security positions generally will be materially lower than the cost of acquiring comparable bonds in the cash market, a Fund will incur transaction costs in connection with each purchase of a futures or forward currency contract. The use of futures contracts and forward currency contracts to create synthetic security positions also is subject to substantially the same risks as those that exist when these instruments are used in connection with hedging strategies.

INTEREST RATE AND CURRENCY SWAPS
The Strategic Income Fund usually will enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund's receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Strategic Income Fund's

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obligations over its entitlements with respect to each swap, will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in an account by a custodian that satisfies the requirement of the 1940 Act. The Strategic Income Fund will also establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The Sub-adviser and the Strategic Income Fund believe that swaps, caps and floors do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The Strategic Income Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, ("S&P"), or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Sub-adviser. If a counterparty defaults, the Strategic Income Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed, and, for that reason, they are less liquid than swaps.

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                                  RISK FACTORS

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ILLIQUID SECURITIES
Each Fund may invest up to 15% of its net assets (except for the Money Market Fund, which may invest up to 10% of its net assets) in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect within seven days to sell the securities for approximately the amount at which the Fund values such securities. See "Investment Limitations." The sale of illiquid securities if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities such as securities eligible for trading on securities exchanges or in OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Not   all  restricted  securities   are  illiquid.  In   recent  years  a  large
institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the

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National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Funds, however, could affect adversely the marketability of such portfolio securities and the Funds might be unable to dispose of such securities promptly or at favorable prices.


With respect to liquidity determinations generally, a Company's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. Each Board has delegated the function of making day-to-day determinations of liquidity to the Sub-adviser, in accordance with procedures approved by that Board. The Sub-adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer). The Sub-adviser monitors the liquidity of securities held by each Fund and periodically reports such determination to the Companies' Boards of Trustees. If the liquidity percentage restriction of a Fund is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Fund resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by the Fund increases above the applicable limit, the Sub-adviser will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund.


FOREIGN SECURITIES
    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment; convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

    RELIGIOUS, POLITICAL, OR ETHNIC INSTABILITY. Certain countries in which a Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of a Fund's assets.

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. For example, certain countries require prior governmental approval before to investments by foreign persons maybe made, or may limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not

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deemed to reflect accurately the financial situation of the issuer, the Sub-adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

    CURRENCY FLUCTUATIONS. Because each Fund under normal circumstances (except the Money Market Fund and to a lesser extent, the America Fund) will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of a Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders in the Fund. Moreover, if the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates, the pace of business activity in the other countries, and the United States, and other economic and financial conditions affecting the world economy.

Although each Fund values its assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so, from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of that security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Sub-adviser will consider such difficulties when determining the allocation of each Fund's assets, although the Sub-adviser does not believe that such difficulties will have a material adverse effect on a Fund's trading activities.

Each Fund may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to determining and monitoring the foreign custodian's financial strength, reputation and standing; maintaining appropriate safeguards concerning the Fund's investments; and possible difficulties in obtaining and enforcing judgments against such custodians.

    WITHHOLDING TAXES. A Fund's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income or delaying the receipt of income when those taxes may be recaptured. See "Taxes."

    CONCENTRATION. To the extent a Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, such Fund may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

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    SPECIAL CONSIDERATIONS AFFECTING WESTERN EUROPEAN COUNTRIES. The countries that are members of the European Economic Community ("Common Market") (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. The Sub-adviser believes that this deregulation should improve the prospects for economic growth in many Western European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by a Fund.

    SPECIAL CONSIDERATIONS AFFECTING RUSSIA AND EASTERN EUROPEAN COUNTRIES. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

    SPECIAL CONSIDERATIONS AFFECTING JAPAN. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes. Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions and other protectionist measures could impact Japan adversely in both the short and the long term.

The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially in the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the U.S.

The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.

    SPECIAL CONSIDERATIONS AFFECTING PACIFIC REGION COUNTRIES. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies at Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Many of the Asia Pacific region countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional

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means;  (ii)  popular unrest  associated  with demands  for  improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which a Fund invests and adversely affect the value of a Fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the Funds.

In China, India, Indonesia, Malaysia, the Philippines, Singapore, South Korea and Thailand, government regulation or a company's charter may limit the maximum foreign aggregate ownership of equity in any one company. South Korea generally prohibits foreign investment in Won-denominated debt securities and Sri Lanka prohibits foreign investment in government debt securities. South Korea prohibits foreign investment in specified telecommunications companies and the Philippines prohibits foreign investment in mass media companies and companies providing certain professional services. In the Philippines, a Fund may generally invest in "B" shares of Philippine issuers engaged in partly nationalized business activities, the market prices, liquidity and rights of which may vary from shares owned by nationals. Similarly, in China, a Fund may only invest in "B" shares of securities traded on The Shanghai Securities Exchange and The Shenzhen Stock Exchange, currently the two officially recognized securities exchanges in China. "B" shares traded on The Shanghai Securities Exchange are settled in U.S. dollars, and those traded on The Shenzhen Stock Exchange are generally settled in Hong Kong dollars.

If, because of restrictions on repatriation or conversion, a Fund were unable to distribute substantially all of its net investment income and net capital gains within applicable time periods, the Fund could be subject to federal income and excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended ("Code"). In such case, it would become subject to federal income tax on all of its income and net capital gains.

Several of the Asia Pacific region countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, China continues to claim sovereignty over Taiwan and recently has conducted military maneuvers near Taiwan.

The economies of most of the Asia Pacific region countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia Pacific region countries. In addition, the economies of some of the Asia Pacific region countries, Australia and Indonesia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.

Few of the Asia Pacific region countries have Western-style or fully democratic governments. Some governments in the region are authoritarian in nature and influenced by security forces. For example, during the course of the last 25 years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated repressive police state characteristics. In several Asia Pacific Region countries, the leadership ability of the government has suffered as a result of recent corruption scandals. Disparities of wealth, among other factors, have also led to social unrest in some of the Asia Pacific region countries, accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan, and Sri Lanka, for example, have created social, economic and political problems. Such problems also have occurred in other regions.

Starting in mid-1997, some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. While the currency crisis diminished prospects for short-term corporate earnings growth, the Sub-adviser believes that high interest rate levels may force governments and corporations to restructure the financial sector in a manner that may facilitate a return to high levels of long-term economic activity.

China recently assumed sovereignty over Hong Kong in July 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for fifty years after regaining control of Hong Kong, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of China. In addition, such reversion has increased sensitivity in Hong Kong to political developments

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and statements by public figures in China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.

In addition, the Chinese sovereignty over Hong Kong also presents a risk that the Hong Kong dollar will be devaluated and a risk of possible loss of investor confidence in the Hong Kong markets and dollar. However, factors exist that are likely to mitigate this risk. First, China has stated its intention to implement a "one country, two systems" policy, which would preserve monetary sovereignty and leave control in the hands of the Hong Kong Monetary Authority ("HKMA").

Second, fixed rate parity with the U.S. dollar is seen as critical to maintaining investors' confidence in the transition to Chinese rule and, therefore, it is anticipated that, in the event international investors lose confidence in Hong Kong dollar assets, the HKMA would intervene to support the currency, though such intervention cannot be assured. Third, Hong Kong's and China's sizable combined foreign exchange reserve may be used to support the value of the Hong Kong dollar, provided that China does not appropriate such reserves for other uses, which is not anticipated, but cannot be assured. Finally, China would be likely to experience significant adverse political and economic consequences if confidence in the Hong Kong dollar and the territory assets were to be endangered.

    SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICAN COUNTRIES. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

    SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS. Investing in the securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities there may be share registration and delivery delays or failures.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

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                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------

Each Fund is subject to certain fundamental investment limitations that may not be changed without approval by affirmative vote of the lesser of (i) 67% or more of the Fund's shares represented at a shareholders' meeting at which more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Each Fund is also subject to nonfundamental limitations that may be changed by vote of the applicable Company's Board of Trustees without shareholder approval.

NEW PACIFIC FUND, INTERNATIONAL FUND, EUROPE FUND AND AMERICA FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

No Fund may:

        (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

        (2) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

        (3) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

        (5) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (6) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

        (7) Purchase securities of any only issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

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NONFUNDAMENTAL INVESTMENT LIMITATIONS.

No Fund may:

        (1) Invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

        (2) Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of the Fund's total assets;

        (3) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of these positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

        (4) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

        (5) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

A Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a diversified investment company. A Fund may exchange securities, exercise conversion or subscription rights, warranties, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Funds' Prospectus.

INFRASTRUCTURE FUND AND NATURAL RESOURCES FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

Neither Fund may:

        (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

        (2) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

        (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

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        (6) Purchase securities of any only issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

NONFUNDAMENTAL INVESTMENT LIMITATIONS.

Neither Fund may:

        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

        (5) Borrow money except for temporary or emergency purposes (not for leveraging) in excess of 33 1/3% of the value of the Fund's total assets. While borrowings exceed 5% of the Infrastructure Fund's or Natural Resources Fund's total assets, such Fund will not make any additional investments;

        (6) Invest more than 10% of its total assets in shares of other investment companies and may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company;

        (7) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

        (8) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

TELECOMMUNICATIONS FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, other than the telecommunications industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities;

        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

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        (3) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

        (4) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (5) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

        (6) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

        (7) Purchase securities of any only issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

NONFUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

        (5) Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of the Fund's total assets. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

        (6) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

        (7) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

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EMERGING MARKETS FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

    The Fund may not:

        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

        (3) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

        (4) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (5) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

        (6) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

        (7) Purchase securities of any only issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

NONFUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

        (4) Borrow money, except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of the Fund's total assets and except that the Fund may purchase securities when outstanding borrowings represent no more than 5% of the Fund's assets;

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        (5) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

        (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

LATIN AMERICA FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

        (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

        (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

NONFUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

                  Statement of Additional Information Page 31

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        (5) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

        (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

        (7) Borrow money except for temporary or emergency purposes. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

GROWTH & INCOME FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

        (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

        (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

NONFUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

        (3) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which

                  Statement of Additional Information Page 32

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
    options are "in-the-money") exceeds 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

        (4) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

        (5) Purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets;

        (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

        (7) Borrow money except for temporary or emergency purposes. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

STRATEGIC INCOME FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

        (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

        (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

NONFUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Invest more than 15% of its net assets in illiquid securities;

                  Statement of Additional Information Page 33

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        (2) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (3) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

        (4) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts; or

        (5) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

GLOBAL GOVERNMENT INCOME FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

        (5) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

        (6) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

NONFUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund will not:

        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

                  Statement of Additional Information Page 34

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        (3) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts;

        (4) Purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets;

        (5) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

        (6) Borrow money except for temporary or emergency purposes. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

U.S. GOVERNMENT INCOME FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

        (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

        (7) Purchase securities of any only issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

NONFUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Invest in companies for the purpose of exercising control or management;

                  Statement of Additional Information Page 35

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        (2) Invest more than 15% of its net assets in illiquid securities;

        (3) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

        (5) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

        (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

MONEY MARKET FUND

FUNDAMENTAL INVESTMENT LIMITATIONS.

The Fund may not:

        (1) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (2) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (3) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

        (5) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

        (7) Purchase securities of any only issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

                  Statement of Additional Information Page 36

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

NONFUNDAMENTAL INVESTMENT LIMITATIONS

The Fund may not:

        (1) Invest more than 10% of its net assets in illiquid securities;

        (2) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

        (3) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

ALL FUNDS

For purposes of each Fund's concentration policy (except with respect to Growth & Income Fund), the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

All of the Funds have the following investment policies, which may be changed by the Company's Board of Trustees without shareholder or investor approval:

No Fund may:

        (1) Hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Fund to fail to comply with the diversification requirements for segregated asset accounts used to fund variable annuity contracts imposed by Section 817(h) of the Code and the Treasury regulations issued thereunder; or

        (2) Except under unusual circumstances, purchase securities issued by investment companies unless they are issued by companies that follow a policy of investment primarily in the capital markets of a single foreign entity.

Policies  that are  designated as  operating policies  may be  changed only upon
approval  by  the  Board  of  Trustees  and  following  appropriate  notice   to
shareholders.

--------------------------------------------------------------------------------

                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

--------------------------------------------------------------------------------
Subject  to  policies  established  by each  Company's  Board  of  Trustees, the
Sub-adviser is responsible for the execution of the Funds' securities transactions and the selection of broker/dealers who execute such transactions on behalf of the Funds. In executing transactions, the Sub-adviser seeks the best net results for each Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Sub-adviser generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds may engage in soft dollar arrangements for research services, as described below, the Funds have no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of securities transactions.

Consistent with the interests of the Funds, the Sub-adviser may select brokers on the basis of the research and brokerage services they provide to the Sub-adviser for its use in managing the Funds and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received

                  Statement of Additional Information Page 37

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
from such brokers are in addition to, and not in lieu of, the services required to be performed by the Sub-adviser under investment management and administration contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Sub-adviser to the Funds and its other clients and that the total commissions paid by each Fund will be reasonable in relation to the benefits received by the Funds over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.

The Sub-adviser may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Funds toward payment of the Funds' expenses, such as custodian fees.

Investment decisions for each Fund and for other investment accounts managed by the Sub-adviser are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including one or more Funds. In such cases simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases the Sub-adviser believes that coordination and the ability to participate in volume transactions will be beneficial to the Funds.


Under a policy adopted by each Company's Board of Trustees, and subject to the policy of obtaining the best net results, the Sub-adviser may consider a broker/dealer's sale of the shares of the Funds, and the other funds for which AIM or the Sub-adviser serves as investment manager or administrator in selecting brokers and dealers for the execution of securities transactions. This policy does not imply a commitment to execute securities transactions through all broker/dealers that sell shares of such funds.


Each Fund contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by a Fund in the form of ADRs, ADSs, EDRs, GDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs, GDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the OTC markets.

The Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of AIM and the Sub-adviser. Each Company's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

For the fiscal year ended December 31, 1997, the Variable Telecommunications Fund paid GT Bank in Liechtenstein (Deutschland) GmbH, an "affiliated" broker as defined in the 1940 Act, aggregate brokerage commissions of $1,565 for transmissions involving purchases and sales of portfolio securities, which represented 1% of the total brokerage commissions paid by the Variable Telecommunications Fund and 0% of the aggregate dollar amount of transactions involving payment of commissions by the Variable Telecommunications Fund.

For the fiscal year ended December 31, 1996, the Growth & Income Fund paid GT Bank in Liechtenstein (Deutschland) GmbH, an "affiliated" broker as defined in the 1940 Act, aggregate brokerage commissions of $611.63 for transactions involving purchases and sales of portfolio securities, which represented .04% of the total brokerage commissions paid by the Growth & Income Fund and 0% of the aggregate dollar amount of transactions involving payment of commissions by the Growth & Income Fund. For the fiscal year ended December 31, 1995, the Europe Fund paid GT Bank in Liechtenstein (Zurich) brokerage commissions of $565 for transactions involving purchases and sales of portfolio securities, which represented 2.22% of the total brokerage commissions paid by the Europe Fund and 0% of the aggregate dollar amount of transactions involving payment of commissions by the Europe Fund.

                  Statement of Additional Information Page 38

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

The aggregate brokerage commissions paid by the Funds for the fiscal periods ended December 31, 1995, 1996 and 1997, are as follows:

                          YEAR ENDED DECEMBER 31, 1995

GT GLOBAL

Variable America Fund..................................................................................................  $    48,017
Variable Europe Fund...................................................................................................       81,066
Variable New Pacific Fund..............................................................................................      148,304
Variable International Fund............................................................................................       32,846
Money Market Fund......................................................................................................            0
Variable Growth & Income Fund..........................................................................................       24,481
Variable Strategic Income Fund.........................................................................................            0
Variable Global Government Income Fund.................................................................................            0
Variable U.S. Government Income Fund...................................................................................            0
Variable Latin America Fund............................................................................................      163,060
Variable Telecommunications Fund.......................................................................................       75,529
Variable Emerging Markets Fund.........................................................................................      100,931

                 JANUARY 31, 1995 (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 1995

GT GLOBAL

Variable Infrastructure Fund...........................................................................................  $     4,412
Variable Natural Resources Fund........................................................................................        8,399

                          YEAR ENDED DECEMBER 31, 1996

GT GLOBAL

Variable America Fund..................................................................................................  $   149,008
Variable Europe Fund...................................................................................................       97,808
Variable New Pacific Fund..............................................................................................      196,708
Variable International Fund............................................................................................       29,787
Money Market Fund......................................................................................................            0
Variable Growth & Income Fund..........................................................................................       15,766
Variable Strategic Income Fund.........................................................................................        3,923
Variable Global Government Income Fund.................................................................................          496
Variable U.S. Government Income Fund...................................................................................          237
Variable Latin America Fund............................................................................................      134,264
Variable Telecommunications Fund.......................................................................................       69,333
Variable Emerging Markets Fund.........................................................................................      174,892
Variable Infrastructure Fund...........................................................................................       11,718
Variable Natural Resources Fund........................................................................................       68,778

                  Statement of Additional Information Page 39

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                          YEAR ENDED DECEMBER 31, 1997

GT GLOBAL

Variable America Fund..................................................................................................  $   154,355
Variable Europe Fund...................................................................................................      110,624
Variable New Pacific Fund..............................................................................................      198,849
Variable International Fund............................................................................................       23,556
Money Market Fund......................................................................................................            0
Variable Growth & Income Fund..........................................................................................       42,783
Variable Strategic Income Fund.........................................................................................          423
Variable Global Government Income Fund.................................................................................          155
Variable U.S. Government Income Fund...................................................................................           80
Variable Latin America Fund............................................................................................      223,878
Variable Telecommunications Fund.......................................................................................      123,863
Variable Emerging Markets Fund.........................................................................................      220,448
Variable Infrastructure Fund...........................................................................................       14,298
Variable Natural Resources Fund........................................................................................      156,581

TRADING AND TURNOVER
Although each Fund does not intend generally to trade for short-term profits, the securities held by that Fund will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by each Fund's average month-end portfolio value, excluding short-term investments. The portfolio turnover rate will note a limiting factor when management deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly, and may result in the realization of net capital gains that are taxable when distributed to each Fund's shareholders. The portfolio turnover rates for the Funds for the fiscal year ended December 31, 1997 and 1996, were as follows:

                                                            YEAR ENDED
                                                           DECEMBER 31,
                                                    ---------------------------
GT GLOBAL VARIABLE                                      1997           1996
--------------------------------------------------  ------------   ------------
America Fund......................................      210%           248%
Europe Fund.......................................      117%            56%
New Pacific Fund..................................       93%            70%
International Fund................................      112%            92%
Money Market Fund.................................      N/A            N/A
Growth & Income Fund..............................       60%            57%
Strategic Income Fund.............................      185%           210%
Global Government Income Fund.....................      235%           235%
U.S. Government Income Fund.......................      143%            49%
Latin America Fund................................      141%           102%
Telecommunications Fund...........................       91%            77%
Emerging Markets Fund.............................      212%           216%
Infrastructure Fund...............................       46%            76%
Natural Resources Fund............................      315%           199%

                  Statement of Additional Information Page 40

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                        TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

The Trustees and Executive Officers of each Company are listed below:


NAME, POSITION(S) WITH EACH              PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND THE FUNDS AND ADDRESS        EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
William J. Guilfoyle*, 39                Mr. Guilfoyle is President, GT Global, Inc. ("GT Global") since 1995; Director, GT Global
Trustee, Chairman of the Board and       since 1991; Senior Vice President and Director of Sales and Marketing, GT Global from May
President                                1992 to April 1995; Vice President and Director of Marketing, GT Global from 1987 to 1992;
50 California Street                     Director, Liechtenstein Global Trust AG (holding company of the various international GT
San Francisco, CA 94111                  companies) Advisory Board since January 1996; Director, G.T. Global Insurance Agency
                                         ("G.T. Insurance") since 1996; President and Chief Executive Officer, G.T. Insurance since
                                         1995; Senior Vice President and Director, Sales and Marketing, G.T. Insurance from April
                                         1995 to November 1995; Senior Vice President, Retail Marketing, G.T. Insurance from 1992 to 1993. Mr. Guilfoyle is also a trustee of each of the other investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that is sub-advised or sub-administered by the Sub-adviser.
C. Derek Anderson, 57                    Mr. Anderson is President, Plantagenet Capital Management, LLC (an investment
Trustee                                  partnership); Chief Executive Officer, Plantagenet Holdings, Ltd. (an investment banking
220 Sansome Street                       firm); Director, Anderson Capital Management, Inc. since 1988; Director, PremiumWear, Inc.
Suite 400                                (formerly Munsingwear, Inc.) (a casual apparel company) and Director, "R" Homes, Inc. and
San Francisco, CA 94104                  various other companies, Mr. Anderson is also a trustee of each of the other investment companies registered under the 1940 Act that is sub-advised or sub-administered by the
                                         Sub-adviser.
Frank S. Bayley, 58                      Mr. Bayley is a partner of the law firm of Baker & McKenzie, and serves as a Director and
Trustee                                  Chairman of C.D. Stimson Company (a private investment company). Mr. Bayley is also a
Two Embarcadero Center                   trustee of each of the other investment companies registered under the 1940 Act that is
Suite 2400                               sub-advised or sub- administered by the Sub-adviser.
San Francisco, CA 94111
Arthur C. Patterson, 54                  Mr. Patterson is Managing Partner of Accel Partners (a venture capital firm). He also
Trustee                                  serves as a director of Viasoft and PageMart, Inc. (both public software companies), as
428 University Avenue                    well as several other privately held software and communications companies. Mr. Patterson
Palo Alto, CA 94301                      is also a trustee of each of the other investment companies registered under the 1940 Act that is sub-advised or sub-administered by the Sub-adviser.
Ruth H. Quigley, 63                      Miss Quigley is a private investor. From 1984 to 1986, she was President of Quigley
Trustee                                  Friedlander & Co., Inc. (a financial advisory services firm). Miss Quigley is also a
1055 California Street                   trustee of each of the other investment companies registered under the 1940 Act that is
San Francisco, CA 94108                  sub-advised or sub-administered by the Sub-adviser.
John J. Arthur+, 53                      Director, Senior Vice President and Treasurer, A I M Advisors, Inc.; Vice President and
Vice President                           Treasurer, A I M Management Group Inc., A I M Capital Management, Inc., A I M
                                         Distributors, Inc., A I M Fund Services, Inc. and Fund Management Company.



Kenneth W. Chancey, 52            Senior Vice President -- Mutual Fund Accounting, the Sub-adviser since
Vice President and                1997; Vice President -- Mutual Fund Accounting, the Sub-adviser from
Principal Accounting Officer      1992 to 1997.
50 California Street
San Francisco, CA 94111


--------------

* Mr. Guilfoyle is an "interested person" of the Companies as defined by the 1940 Act due to his affiliation with the Sub-adviser.


+   Mr. Arthur and Ms. Relihan are married to each other.


                  Statement of Additional Information Page 41

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

NAME, POSITION(S) WITH EACH
COMPANY AND THE FUNDS AND         PRINCIPAL OCCUPATIONS AND BUSINESS
ADDRESS                           EXPERIENCE FOR PAST 5 YEARS
--------------------------------  ------------------------------------------------------------------------
Melville B. Cox, 54                      Vice President and Chief Compliance Officer, A I M Advisors, Inc., A I M Capital
Vice President                           Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund Management
                                         Company.
Gary T. Crum, 50                         Director and President, A I M Capital Management, Inc.; Director and Senior Vice
Vice President                           President, A I M Management Group Inc. and A I M Advisors, Inc.; and Director, A I M
                                         Distributors, Inc. and AMVESCAP PLC.
Robert H. Graham, 51                     Director, President and Chief Executive Officer, A I M Management Group Inc.; Director and
Vice President                           President, A I M Advisors, Inc.; Director and Senior Vice President, A I M Capital
                                         Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund Management
                                         Company; Director, AMVESCAP PLC; Chairman of the Board of Directors and President, INVESCO
                                         Holdings Canada Inc.; and Director, AIM Funds Group Canada Inc. and INVESCO G.P. Canada
                                         Inc.
Helge K. Lee, 52                         Chief Legal and Compliance Officer -- North America, the Sub-adviser since October 1997;
Vice President and Secretary             Executive Vice President of the Asset Management Division of Liechtenstein Global Trust
50 California Street                     since October 1996; Senior Vice President, General Counsel and Secretary of LGT Asset
San Francisco, CA 94111                  Management, Inc., Chancellor LGT Asset Management, Inc., GT Global, GT Global Investor
                                         Services, Inc. and G.T. Insurance from May 1994 to October 1996; Senior Vice President,
                                         General Counsel and Secretary of Strong/Corneliuson Management, Inc. and Secretary of each of the Strong Funds from October 1991 through May 1994.
Carol F. Relihan+, 43                    Director, Senior Vice President, General Counsel and Secretary, A I M Advisors, Inc.; Vice
Vice President                           President, General Counsel and Secretary, A I M Management Group Inc.; Director, Vice
                                         President and General Counsel, Fund Management Company; Vice President and General
                                         Counsel, A I M Fund Services, Inc.; and Vice President, A I M Capital Management, Inc. and
                                         A I M Distributors, Inc.
Dana R. Sutton, 39                       Vice President and Fund Controller, A I M Advisors, Inc.; and Assistant Vice President and
Vice President and Assistant Treasurer   Assistant Treasurer, Fund Management Company.



                            ------------------------



The Board of Trustees has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Companies and their Funds and recommending firms to serve as independent auditors of the Companies. Each of the Trustees and Officers of each Company is also a Trustee and Officer of AIM Investment Funds, Inc., AIM Investment Portfolios, Inc., AIM Floating Rate Fund, AIM Series Trust, AIM Growth Series, AIM Eastern Europe Fund, Global High Income Portfolio, Global Investment Portfolio, Growth Portfolio and Floating Rate Portfolio, which also are registered investment companies managed or administered by AIM and sub-advised or sub-administered by the Sub-adviser or an affiliate thereof. Each Trustee and Officer serves in total as a Trustee and Officer, respectively, of 12 registered investment companies and 47 series managed or administered by AIM and sub-advised or sub-administered by the Sub-adviser or an affiliate thereof. Each Trustee who is not a director, officer or employee of the Sub-adviser or any affiliated company is paid aggregate fees of $5,000 a year, plus $300 per Fund for each meeting of the Board attended and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and Officers receive no compensation or expense reimbursements from the Companies. For the fiscal year ended December 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Sub-adviser or any affiliated company, received from Investment Series and Investment Trust aggregate Trustees' fees and expenses of $2,000 and $2,000; $2,000 and $2,000; $3,000 and $3,000; and $3,000 and $3,000, respectively. For the fiscal year ended December 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Sub-adviser or any other affiliated company, received total compensation of $103,654, $106,556, $89,700 and $98,038, respectively, from the investment companies managed or administered by AIM and sub-advised or sub-administered by the Sub-adviser for which he or she serves as a Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension, or retirement benefits. As of May 7, 1998, the Officers and Trustees and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of each Fund or of all the Companies' series in the aggregate.


--------------

+   Mr. Arthur and Ms. Relihan are married to each other.


                  Statement of Additional Information Page 42

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

AIM serves as each Fund's investment manager and administrator under an investment management and administration contract (individually, a "Management Contract," collectively, the "Management Contracts") between that Fund and AIM. The Sub-adviser serves as each Fund's sub-adviser and sub-administrator under a Sub-advisory and Sub-administration Agreement between AIM and the Sub-adviser ("Portfolio Management Sub-contract," and together with the Management Contracts, the "Portfolio Management Contracts"). As investment managers, AIM and the Sub-adviser make all investment decisions for each Fund and administer each Fund's affairs. As administrators, AIM and the Sub-adviser, among other things, furnish the services and pay the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company, and provide suitable office space, and necessary small office equipment and utilities.


Each Portfolio Management Contract may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by: (i) that Fund's Board of Trustees, or by the vote of a majority of that Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Trustees who are not parties to that Portfolio Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. Either the Fund or each of AIM or the Sub-adviser may terminate a Portfolio Management Contract without penalty upon sixty (60) days' written notice to the other party. Each Portfolio Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

The amounts of investment management and administration fees paid by each Fund for the fiscal periods ended December 31, 1995, 1996 and 1997 were as follows:

                                                                                                              YEAR ENDED
                                                                                                           DECEMBER 31, 1995
                                                                                                    -------------------------------
                                                                                                      INVESTMENT
                                                                                                    MANAGEMENT AND
                                                                                                    ADMINISTRATION   REIMBURSEMENT
GT GLOBAL                                                                                                FEES           AMOUNT
--------------------------------------------------------------------------------------------------  --------------  ---------------
Variable America Fund.............................................................................   $    236,272     $    18,927
Variable Europe Fund..............................................................................        152,847          71,515
Variable New Pacific Fund.........................................................................        204,362          73,848
Variable International Fund.......................................................................         32,608          32,608
Money Market Fund.................................................................................         79,561          48,354
Variable Strategic Income Fund....................................................................        173,720          56,631
Variable Global Government Income Fund............................................................         81,039          71,061
Variable U.S. Government Income Fund..............................................................         33,749          33,749
Variable Latin America Fund.......................................................................        205,457          89,040
Variable Emerging Markets Fund....................................................................         76,146          73,847
Variable Telecommunications Fund..................................................................        434,684           6,725
Variable Growth & Income Fund.....................................................................        277,913          53,927
Variable Infrastructure Fund
 (from January 31, 1995, commencement of operations)..............................................          6,836           6,836
Variable Natural Resources Fund
 (from January 31, 1995, commencement of operations)..............................................          5,918           5,918

                  Statement of Additional Information Page 43

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                                              YEAR ENDED
                                                                                                           DECEMBER 31, 1996
                                                                                                    -------------------------------
                                                                                                      INVESTMENT
                                                                                                    MANAGEMENT AND
                                                                                                    ADMINISTRATION   REIMBURSEMENT
GT GLOBAL                                                                                                FEES           AMOUNT
--------------------------------------------------------------------------------------------------  --------------  ---------------
Variable America Fund.............................................................................   $    290,233     $     3,077
Variable Europe Fund..............................................................................        200,116          43,852
Variable New Pacific Fund.........................................................................        291,308          43,012
Variable International Fund.......................................................................         45,476          45,476
Money Market Fund.................................................................................         76,778          15,508
Variable Strategic Income Fund....................................................................        201,749          36,678
Variable Global Government Income Fund............................................................         81,007          51,249
Variable U.S. Government Income Fund..............................................................         39,093          39,093
Variable Latin America Fund.......................................................................        224,901          38,459
Variable Emerging Markets Fund....................................................................        149,042          63,577
Variable Growth & Income Fund.....................................................................        317,655          15,992
Variable Telecommunications Fund..................................................................        599,839              --
Variable Infrastructure Fund......................................................................         35,043          35,043
Variable Natural Resources Fund...................................................................         75,133          47,923

                                                                                                              YEAR ENDED
                                                                                                           DECEMBER 31, 1997
                                                                                                    -------------------------------
                                                                                                      INVESTMENT
                                                                                                    MANAGEMENT AND
                                                                                                    ADMINISTRATION   REIMBURSEMENT
GT GLOBAL                                                                                                FEES           AMOUNT
--------------------------------------------------------------------------------------------------  --------------  ---------------
Variable America Fund.............................................................................   $    305,132     $        --
Variable Europe Fund..............................................................................        279,058          27,622
Variable New Pacific Fund.........................................................................        276,947          39,729
Variable International Fund.......................................................................         56,606          60,092
Money Market Fund.................................................................................        108,454           8,673
Variable Strategic Income Fund....................................................................        224,634          16,129
Variable Global Government Income Fund............................................................         70,010          43,130
Variable U.S. Government Income Fund..............................................................         42,280          34,816
Variable Latin America Fund.......................................................................        298,692          33,765
Variable Emerging Markets Fund....................................................................        207,464          38,322
Variable Growth & Income Fund.....................................................................        421,575           5,189
Variable Telecommunications Fund..................................................................        691,109              --
Variable Infrastructure Fund......................................................................         84,074          19,594
Variable Natural Resources Fund...................................................................        182,720          26,931

                  Statement of Additional Information Page 44

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

In addition to payment of the investment management and administration fees, the Funds paid other operating expenses and received reimbursement pursuant to undertakings in effect. The amount of such expenses and reimbursements for the Funds for the fiscal periods ended December 31, 1997, 1996 and 1995 were as follows:

                                                                                                                 YEAR ENDED
                                                                                                             DECEMBER 31, 1997
                                                                                                        ----------------------------
                                                                                                           OTHER
                                                                                                         EXPENSES     REIMBURSEMENT
GT GLOBAL                                                                                                  PAID          AMOUNT
------------------------------------------------------------------------------------------------------  -----------  ---------------
Variable America Fund.................................................................................  $    91,538    $         0
Variable Europe Fund..................................................................................      114,912              0
Variable New Pacific Fund.............................................................................      119,626              0
Variable International Fund...........................................................................       74,346          3,486
Money Market Fund.....................................................................................       62,885              0
Variable Strategic Income Fund........................................................................       96,221              0
Variable Global Government Income Fund................................................................       73,484              0
Variable U.S. Government Income Fund..................................................................       48,943              0
Variable Latin America Fund...........................................................................      118,583              0
Variable Emerging Markets Fund........................................................................      106,583              0
Variable Growth & Income Fund.........................................................................      112,816              0
Variable Telecommunications Fund......................................................................      113,907              0
Variable Infrastructure Fund..........................................................................       40,755              0
Variable Natural Resources Fund.......................................................................       77,556              0


                                                                                                                 YEAR ENDED
                                                                                                             DECEMBER 31, 1996
                                                                                                        ----------------------------
                                                                                                           OTHER
                                                                                                         EXPENSES     REIMBURSEMENT
GT GLOBAL                                                                                                  PAID          AMOUNT
------------------------------------------------------------------------------------------------------  -----------  ---------------
Variable America Fund.................................................................................  $    99,786    $         0
Variable Europe Fund..................................................................................       93,881              0
Variable New Pacific Fund.............................................................................      115,841              0
Variable International Fund...........................................................................       67,753         10,908
Money Market Fund.....................................................................................       53,896              0
Variable Strategic Income Fund........................................................................      103,927              0
Variable Global Government Income Fund................................................................       78,263              0
Variable U.S. Government Income Fund..................................................................       52,137             11
Variable Latin America Fund...........................................................................       94,685              0
Variable Emerging Markets Fund........................................................................      100,828              0
Variable Telecommunications Fund......................................................................      100,108              0
Variable Growth & Income Fund.........................................................................       95,407              0
Variable Infrastructure Fund..........................................................................       53,612          9,807
Variable Natural Resources Fund.......................................................................       66,706              0

                  Statement of Additional Information Page 45

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                                                 YEAR ENDED
                                                                                                             DECEMBER 31, 1995
                                                                                                        ----------------------------
                                                                                                           OTHER
                                                                                                         EXPENSES     REIMBURSEMENT
GT GLOBAL                                                                                                  PAID          AMOUNT
------------------------------------------------------------------------------------------------------  -----------  ---------------
Variable America Fund.................................................................................  $    97,684    $         0
Variable Europe Fund..................................................................................      109,726              0
Variable New Pacific Fund.............................................................................      124,938              0
Variable International Fund...........................................................................       82,424         41,664
Money Market Fund.....................................................................................       88,135              0
Variable Strategic Income Fund........................................................................      114,537              0
Variable Global Government Income Fund................................................................       98,074              0
Variable U.S. Government Income Fund..................................................................       81,338         36,337
Variable Latin America Fund...........................................................................      140,403              0
Variable Emerging Markets Fund........................................................................       92,884              0
Variable Telecommunications Fund......................................................................      115,396              0
Variable Growth & Income Fund.........................................................................      123,407              0
Variable Infrastructure Fund
 (from January 31, 1995, commencement of operations)..................................................       51,789         43,241
Variable Natural Resources Fund
 (from January 31, 1995, commencement of operations)..................................................       47,798         40,401

TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES
GT Services ("Transfer Agent") performs shareholder servicing, reporting and general transfer agent functions for the Funds. For these services, the Transfer Agent receives a fee of $125 per month from each Fund. The Transfer Agent also is reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Sub-adviser also serves as each Fund's pricing and accounting agent. For the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, the pricing and accounting services fees for the Funds were:

                                                     YEAR ENDED DECEMBER
                                                             31,
                                                    ----------------------
GT GLOBAL                                            1997    1996    1995
--------------------------------------------------  ------  ------  ------
Variable Strategic Income Fund....................  $7,516  $6,725  $2,523
Variable Global Government Income Fund............   2,342   2,707   1,197
Variable U.S. Government Income Fund..............   1,448   1,305     567
Variable Latin America Fund.......................   7,491   5,629   2,080
Variable Growth & Income Fund.....................  10,587   7,952   3,066
Variable Telecommunications Fund..................  17,340  14,996   5,248
Variable Emerging Markets Fund....................   5,281   3,728     884
Variable Infrastructure Fund......................   2,161     877     124
Variable Natural Resources Fund...................   4,696   1,878     109
Variable America Fund.............................  10,211   9,687   4,066
Variable New Pacific Fund.........................   6,939   7,289   2,215
Variable Europe Fund..............................   7,002   4,997   1,673
Money Market Fund.................................   5,575   3,883   1,633
Variable International Fund.......................   1,421   1,137     386

EXPENSES OF THE FUNDS
As described in the Funds' Prospectus, each Fund pays all of its respective expenses not assumed by other parties. The allocation of general Company expenses and expenses shared by the Funds with one another, are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenditures, including costs incurred in connection with the purchase or sale of securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund generally are higher than the comparable expenses of such other funds.

                  Statement of Additional Information Page 46

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            VALUATION OF FUND SHARES

--------------------------------------------------------------------------------


As described in the Funds' Prospectus, each Fund's net asset value per share is determined each day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day") as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time). Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The portfolio securities and other assets of the Funds, other than those of the Money Market Fund, are valued as follows:

Equity securities including ADRs, ADSs, GDRs and EDRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Sub-adviser to be the primary market. Securities traded in the OTC market are valued at the last available sale price prior to the time of valuation.

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Sub-adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation.

Options on indices, securities and currencies purchased by the Funds are valued at their last bid price in the case of listed options or in the case of OTC options, at the average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. When market quotations for futures and options on futures held by a Fund are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the relevant Company's Board of Trustees. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration generally is given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors generally are considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the relevant Company's Board of Trustees, in good faith, will establish a conversion rate for such currency.

Trading in foreign securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on other days on which the NYSE is not open. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the close of regular trading on the NYSE. Consequently, the calculation of the Funds' respective net asset values may not take place contemporaneously with the determination of the prices of securities held by the respective Funds. Events affecting the values of such securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the respective Funds' net asset values unless the Sub-adviser, under the supervision of the relevant Company's Board of

                  Statement of Additional Information Page 47

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
Trustees, determines that the particular event would materially affect net asset value. As a result, a Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

A Fund may declare a suspension of the determination of net asset value during the periods when it may suspend redemption privileges.

The Board of Trustees of G.T. Global Variable Investment Series has determined in good faith that the net asset value of each share of the Money Market Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Money Market Fund will, as described below, employ specific investment policies and procedures to accomplish this result. The Money Market Fund values its portfolio securities using the amortized cost method. The amortized cost method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. Although this method provides certainty in valuation, it may result in periods during which the value of the Money Market Fund's securities, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the securities. During periods of declining interest rates, the daily yield on the Money Market Fund computed as described above may tend to be higher than a like computation made by a similar fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities. Thus, if the Money Market Fund's use of amortized cost resulted in a lower aggregate value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a similar fund utilizing solely market values, and existing Money Market Fund shareholders would receive less investment income. The converse would apply in a period of rising interest rates.

In connection with the Money Market Fund's policy of valuing its securities using the amortized cost method, the Fund adheres to certain conditions, including maintaining a dollar-weighted average maturity of 90 days or less and purchasing only securities having remaining maturities of 13 months or less. The Board of Trustees of G.T. Global Variable Investment Series also has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's net asset value per share at $1.00. Such procedures include review of securities holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Money Market Fund's net asset value calculated by using available market quotations deviates from the net asset value calculated by using the amortized cost method and, if so, whether such deviation may result in material dilution or may be otherwise unfair to existing investors. In the event the Board of Trustees of G.T. Global Variable Investment Series determines that such a deviation exists, the Board has agreed to take such corrective action as it deems necessary and appropriate, which action might include selling securities prior to maturity to realize capital gains or losses or to shorten average maturity, withholding income, or establishing a net asset value by using available market quotations or market equivalents.

--------------------------------------------------------------------------------

                         INFORMATION RELATING TO SALES
                                AND REDEMPTIONS

--------------------------------------------------------------------------------
Each Company is a funding vehicle for VA Contracts offered by the separate accounts of the Participating Insurance Companies. Individual VA Contract holders are not the shareholders of a Fund. Rather, each Participating Insurance Company and its separate accounts are the shareholders (the "shareholders"). The offering is without a sales charge and is made at each Fund's net asset value per share, which is determined in the manner set forth above under "Valuation of Shares."

AIM Distributors pays any distribution expenses and costs (that is, those arising from any activity which is primarily intended to result in the sale of shares issued by the Companies), including expenses and costs attributable to the Companies, which are related to the printing and distributing of prospectuses to prospective owners of the VA Contracts.

Each Company redeems all full and fractional shares of its Funds at the net asset value per share applicable to each of its Funds. See "Valuation of Shares" above.

Payment upon redemption is made in cash and ordinarily will occur within seven days of receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption of shares of any Fund may only be suspended: (1) for any period during which trading on the NYSE is restricted or such Exchange is closed, other than customary weekend and holiday closing;
(2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that Fund is not reasonably practicable; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of that Fund.

                  Statement of Additional Information Page 48

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                     TAXES

--------------------------------------------------------------------------------

GENERAL
Shares of the Funds are offered only to Separate Accounts that fund certain VA Contracts. See the applicable VA Contract prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the VA Contract holders.

Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions)("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures, or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

As noted in the Funds' Prospectus, each Fund intends to continue to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Fund's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions all are considered the same issuer.

Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November, or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January.

Dividends and interest received by a Fund, and gains realized thereby, may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

Each Fund (other than the Money Market Fund, the America Fund, and the U.S. Government Income Fund) may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's

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                      GT GLOBAL VARIABLE INVESTMENT FUNDS
ordinary earnings and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the distribution requirements described above -- even if those earnings and gain were not received by the Fund from the QEF. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

OPTIONS, FUTURES, AND FOREIGN CURRENCY TRANSACTIONS
A Fund's use of hedging transactions, such as selling (writing) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine for federal income tax purposes, the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures, and Forward Contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

Futures and Forward Contracts that are subject to Section 1256 of the Code (other than Forward Contracts that are part of a "mixed straddle") ("Section
1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of preparation of this Statement of Additional Information, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on non-corporate taxpayers' net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain on capital assets held for more than one year but not more than 18 months, although technical corrections legislation passed by the House of Representatives late in 1997 would treat it as qualifying therefor.

Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign currency-denominated debt securities, and options, Futures, and Forward Contracts on foreign currencies ("Section 988 gains and losses"). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss. Each Fund attempts to monitor Section 988 transactions to minimize any adverse tax impact.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, that Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or Futures or Forward Contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing is a general and abbreviated summary of certain federal income tax considerations affecting each Fund. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to dividends and other distributions therefrom.

                  Statement of Additional Information Page 50

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


AIM was organized in 1976, and along with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is the sole shareholder of the Funds' principal underwriter, AIM Distributors. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.


CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, acts as custodian of the Funds' assets. State Street is authorized to establish and has established individual accounts in foreign currencies and to cause securities of the Funds to be held in such accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS

The Companies' and the Funds' independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109. Coopers & Lybrand L.L.P. conducts an annual audit of the Fund's Financial Statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Companies and the Funds as to matters of accounting, regulatory filings, and federal and state income taxation.



The audited financial statements of each Company and each Fund included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P., as stated in its opinion appearing herein, and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.



SHAREHOLDER LIABILITY


Under Delaware law, the shareholders of each Company enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of each Company may be held personally liable for each Company's obligations. However, each Company's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a trustee. Each Company's Agreement and Declaration of Trust provides for indemnification from the Company property for all losses and expenses of any shareholder held personally liable for the Company's obligations. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which each Company itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.


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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

Each Fund's "Standardized Returns", as referred to in the Prospectus (see "Other Information -- Performance Information" in the Prospectus), is calculated as follows: Standardized Return Standardized Return (average annual total return ("T")) is computed by using the ending redeeming value ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T) to the (n)th power = ERV. The following assumptions will be reflected in computations made in accordance with this formula: (1) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Companies' Board of Trustees; and (2) a complete redemption at the end of any period illustrated. The Standardized Return quotation does not reflect the charges deducted from the Participating Insurance Companies' separate accounts. See the VA Contract prospectus. If these charges were deducted to reflect the effective Standardized Return to the VA Contract owner, that Standardized Return would be lower than the Standardized Returns quoted.

Each Fund's Standardized Returns, stated as average annualized total returns for the periods shown, were:

                                                                                   AVERAGE
                                                                                  ANNUALIZED
                                                                                  STANDARDIZED
GT GLOBAL                                                                         RETURN
--------------------------------------------------------------------------------  ----------
Variable America Fund
-- Year ended December 31, 1997.................................................     14.88%
-- From inception on February 10, 1993 to December 31, 1997.....................     18.87%
Variable Europe Fund
-- Year ended December 31, 1997.................................................     15.15%
-- From inception on February 10, 1993 to December 31, 1997.....................     16.26%
Variable New Pacific Fund
-- Year ended December 31, 1997.................................................    (41.11)%
-- From inception on February 10, 1993 to December 31, 1997.....................     (2.08)%
Variable Growth & Income Fund
-- Year ended December 31, 1997.................................................     16.22%
-- From inception on February 10, 1993 to December 31, 1997.....................     12.60%
Variable Strategic Income Fund
-- Year ended December 31, 1997.................................................      7.14%
-- From inception on February 10, 1993 to December 31, 1997.....................     10.74%
Variable Global Government Income Fund
-- Year ended December 31, 1997.................................................      4.37%
-- From inception on February 10, 1993 to December 31, 1997.....................      5.19%
Variable U.S. Government Income Fund
-- Year ended December 31, 1997.................................................      8.30%
-- From inception on February 10, 1993 to December 31, 1997.....................      4.95%
Variable Latin America Fund
-- Year ended December 31, 1997.................................................     14.53%
-- From inception on February 10, 1993 to December 31, 1997.....................     11.62%
Money Market Fund
-- Year ended December 31, 1997.................................................      4.96%
-- From inception on February 10, 1993 to December 31, 1997.....................      4.29%
Variable Telecommunications Fund
-- Year ended December 31, 1997.................................................     14.56%
-- From inception on October 18, 1993 to December 31, 1997......................     17.55%

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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Variable Emerging Markets Fund
-- Year ended December 31, 1997.................................................    (13.76)%
-- From inception on July 5, 1994 to December 31, 1997..........................      1.31%
Variable International Fund
-- Year ended December 31, 1997.................................................      6.93%
-- From inception on July 5, 1994 to December 31, 1997..........................      2.25%
Variable Infrastructure Fund
-- Year ended December 31, 1997.................................................      5.00%
-- From inception on January 31, 1995 to December 31, 1997......................     13.59%
Variable Natural Resources Fund
-- Year ended December 31, 1997.................................................      1.29%
-- From inception on January 31, 1995 to December 31, 1997......................     23.97%

In addition to Standardized Returns, each Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return is calculated for a specified period of time by assuming the investment of $1,000 in Fund shares and further assuming the reinvestment of all dividends and other distributions made to Fund shareholders in additional Fund shares at their net asset value. Percentage rates of return are then calculated by comparing this assumed initial investment to the value of the hypothetical account at the end of the period for which the Non-Standardized Return is quoted. The Non-Standardized Return quotation does not reflect the charges deducted from the Participating Insurance Companies' separate accounts. See the VA Contract prospectus. If these charges were deducted, the Non-Standardized Return quotation would be lower than those stated. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted.

Aggregate Non-Standardized Return ("T") is computed by using the ending value of the account ("VOA") of a hypothetical initial investment of $1,000 ("P") according to the following formula: T=(VOA/P)-1. Aggregate Non-Standardized Return assumes reinvestment of dividends and other distributions.

Each Fund's aggregate Non-Standardized Returns, stated as aggregate total returns for the periods shown, were:

                                                                                  AGGREGATE
                                                                                  NON-STANDARDIZED
GT GLOBAL                                                                           RETURN
--------------------------------------------------------------------------------  ----------
Variable America Fund
-- From inception on February 10, 1993 to December 31, 1997.....................    132.76%
Variable Europe Fund
-- From inception on February 10, 1993 to December 31, 1997.....................    108.86%
Variable New Pacific Fund
-- From inception on February 10, 1993 to December 31, 1997.....................     (9.78)%
Variable Growth & Income Fund
-- From inception on February 10, 1993 to December 31, 1997.....................     78.60%
Variable Strategic Income Fund
-- From inception on February 10, 1993 to December 31, 1997.....................     64.62%
Variable Global Government Income Fund
-- From inception on February 10, 1993 to December 31, 1997.....................     28.05%
Variable U.S. Government Income Fund
-- From inception on February 10, 1993 to December 31, 1997.....................     26.66%
Variable Latin America Fund
-- From inception on February 10, 1993 to December 31, 1997.....................     71.10%
Money Market Fund
-- From inception on February 10, 1993 to December 31, 1997.....................     22.82%
Variable Telecommunications Fund
-- From inception on October 18, 1993 to December 31, 1997......................     97.31%

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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Variable Emerging Markets Fund
-- From inception on July 5, 1994 to December 31, 1997..........................      4.64%
Variable International Fund
-- From inception on July 5, 1994 to December 31, 1997..........................      8.06%
Variable Infrastructure Fund
-- From inception on January 31, 1995 to December 31, 1997......................     45.00%
Variable Natural Resources Fund
-- From inception on January 31, 1995 to December 31, 1997......................     87.10%

The Money Market Fund may, from time to time, provide yield information or comparisons of its yield to various averages including data from Lipper Analytical Services, Inc., Bank Rate Monitor-TM-, IBC/Donaghue's Money Fund Report, MONEY Magazine, and other industry publications (to the extent they apply to investment companies whose shares are offered to insurance company separate accounts, in advertisements or in reports furnished to current or prospective shareholders).

The Money Market Fund calculates its yield for its shares daily, based upon the seven days ending on the day of the calculation, called the "base period." The yield is computed by determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change, excluding capital changes, but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by (365/7). The Money Market Fund's effective yield is computed by compounding the unannualized base period return by adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.

For the seven-day period ended December 31, 1997, the Fund's yield was 4.91% and effective yield was 5.03%. See "Management" in the Prospectus. The seven-day and effective yields are calculated as follows:

Assumptions:
Value of hypothetical pre-existing account with exactly one share at the beginning of the period:....................................................................  $ 1.000000000
Value of same account* (excluding capital changes) at the end of the seven-day period ending December 31, 1997:..................................................  $ 1.000941213

------------------
* Value includes additional shares acquired with dividends paid on the original shares.

Calculation:
Ending account value:..............................................................  $ 1.000941213
Less beginning account value:......................................................  $ 1.000000000
Net change in account value:.......................................................  $  .000941213
  Seven-day yield = $.000941213 X 365/7 = 4.91%
  Effective yield** = [1 + .000941213] 365/7 - 1 = 5.03%

------------------
**  The effective yield assumes a year's compounding of the seven-day yield.

The Money Market Fund's investment results may also be calculated for longer periods in accordance with the following method: by subtracting (a) the net asset value of one share at the beginning of the period, from (b) the net asset value of all shares an investor would own at the end of the period for the share held at the beginning of the period (assuming reinvestment of all dividends and distributions) and dividing by (c) the net asset value per share at the beginning of the period. The resulting percentage indicates the positive or negative rate of return that an investor would have earned from the reinvested dividends and distributions and any changes in share price during the period. These performance quotations do not reflect the charges deducted from the Participating Insurance Companies' separate accounts. See the VA Contract prospectus. If these charges were deducted, such quotations would be lower than those calculated for the Money Market Fund.

The performance figures for a Fund will only be advertised if comparable performance figures for the corresponding division of the separate account are included in the advertisement. Each Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund, so that any performance figure should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the

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                      GT GLOBAL VARIABLE INVESTMENT FUNDS
Fund's investment results with those published for other investment companies and other investment vehicles whose shares are offered to insurance company separate accounts. Investment results also should be considered relative to the risks associated with the investment objective and policies.

IMPORTANT POINTS TO NOTE ABOUT THE FOLLOWING WORLD FINANCIAL AND ECONOMIC DATA Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable, but which may be subject to revision and which has not been independently verified by either Company or AIM Distributors. The authors and publishers of such material are not to be considered as "experts" under the Securities Act of 1933, on account of the inclusion of such information herein.

AIM Distributors believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of any of these Funds, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of the relevant indices. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each Fund is actively managed, i.e., the Sub-adviser, as each Fund's investment sub-adviser, actively purchases and sells securities in seeking each Fund's investment objective. Moreover, each Fund may invest a portion of its assets in corporate bonds, while the above data relates only to government bonds. Each of these factors will cause the performance of each Fund to differ from the indices shown above.

Each Fund and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare the Funds with the following, among others, to the extent they apply to investment companies whose shares are offered to insurance company separate accounts:

        (1) The Consumer Price Index ("CPI"), which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living). There is inflation risk which does not affect a security's value but its purchasing power, I.E., the risk of changing price levels in the economy that affects security prices or the price of goods and services.

        (2) Data, mutual fund rankings and comparisons and variable account rankings and comparisons published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Company Services ("CDA/Wiesenberger"), Morningstar, Inc. ("Morningstar"), Micropal, Inc., Financial Planning Resources Inc., publisher of a compilation of data regarding variable accounts ("VARDS") and/or other companies that rank and/or compare mutual funds or variable annuity account divisions by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard, each Fund may be compared to its "peer group" as defined by Lipper, CDA/Wiesenberger, Morningstar, VARDS and/or other firms, as applicable or to specific funds or groups of funds within or outside of such peer group. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

        (3) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and gross national product ("GNP") weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (4) Ibbotson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (5) Standard & Poor's 500 Composite Stock Price Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

        (6) Dow Jones Industrial Average.

        (7) CNBC/Financial News Composite Index.

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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        (8) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is an unmanaged index of more than 1,000 companies in Europe, Australia and the Far East.

        (9) Morgan Stanley Capital International All Country (AC) World Index ("MSCI"). The MSCI is a broad, unmanaged index of global stock prices, currently comprising 2,500 different issuers, located in 47 countries, and grouped in 38 separate industries.

       (10) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S., each of which is a widely used index composed of world government bonds.

       (11)  The  World  Bank  Publication  of  Trends  in  Developing Countries
    ("TIDE") provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

       (12) Salomon Brothers Global Telecommunications Index, which is composed of telecommunications companies in the developing and emerging countries.

       (13) Datastream  and Worldscope,  each of  which is  an on-line  database
    retrieval   service   for  information,   including   but  not   limited  to
    international financial and economic data.

       (14) International Financial Statistics, which is produced by the International Monetary Fund.

       (15) Various publications and reports produced by the World Bank and its affiliates.

       (16) Various publications from the International Bank for Reconstruction and Development.

       (17) Various publications produced by ratings agencies such as Moody's, S&P and Fitch.

       (18) Wilshire Associates, which is an on-line database for international financial and economic data including performance measures for a wide range of securities.

       (19) Bank Rate National Monitor Index, which is an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities.

       (20) International Finance Corporation ("IFC") Emerging Markets Data Base, which provides detailed statistics on bond and stock markets in developing countries.

       (21) Various publications from the Organization for Economic Cooperation and Development ("OECD").

       (22) Average of savings accounts, which is a measure of all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. The maximum rates paid on some savings deposits are currently fixed by law.


To the extent that they apply to investment companies whose shares are offered to insurance company separate accounts, indices, economic and financial data prepared by the research departments of various financial organizations, such as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc., Financial Research Corporation, J.P. Morgan, Morgan Stanley, Smith Barney Shearson, S.G. Warburg, Jardine Flemming, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P., and Ibbotson Associates may be used as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, AIM Distributors may use performance rankings, ratings and commentary reported periodically in national financial publications, including MONEY MAGAZINE, MUTUAL FUND MAGAZINE, SMART MONEY, GLOBAL FINANCE, EUROMONEY, FINANCIAL WORLD, FORBES, FORTUNE, BUSINESS WEEK, LATIN FINANCE, THE WALL STREET JOURNAL, EMERGING MARKETS WEEKLY, KIPLINGER'S GUIDE TO PERSONAL FINANCE, BARRON'S, THE FINANCIAL TIMES, USA TODAY, THE NEW YORK TIMES and INVESTORS BUSINESS DIGEST. Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices that may be developed and made available in the future.


A portion of the performance figures for each market includes the positive or negative effects of the currency exchange rates effective at December 31 of each year between the U.S. dollar and currency of the foreign market (E.G., Japanese Yen, German Deutschemark and Hong Kong Dollar). A foreign currency that has strengthened or weakened against the U.S. dollar will positively or negatively affect the reported returns, as the case may be.

AIM Distributors believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this

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                      GT GLOBAL VARIABLE INVESTMENT FUNDS
data is not a representation of the past performance of the Funds, nor is it a prediction of such performance. The performance of the Fund will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while the Fund incurs expenses in its operations, which will reduce performance. Each of these factors will cause the performance of the Fund to differ from relevant indices.


From time to time, each Fund and AIM Distributors may refer to the number of shareholders in the Fund or the aggregate number shareholders in all Funds or the dollar amount Fund assets under management in advertising materials.


AIM Distributors believes the GT Global Variable Investment Funds can be an appropriate investment for long-term investment goals, including funding retirement, paying for education or purchasing a house. AIM Distributors may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance. The GT Global Variable Investment Funds do not represent a complete investment program and the investors should consider the Funds as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals. There is no assurance that any such information will lead to achieving these goals or guarantee future results.

From time to time, AIM Distributors may refer to or advertise the names of U.S. and non-U.S. companies and their products, although there can be no assurance that any GT Global Variable Investment Fund may own the securities of these companies.

Advertising and sales literature for the Contract may discuss the financial ratings of any of the Participating Insurance Companies as compiled by independent agencies. These independent agencies rate insurance companies' overall financial strength, ability to meet contractual obligations, ability to discharge senior policyholder obligations and claims, overall claims-paying ability and other financial measures related to long-term solvency and liquidity. The independent agencies which may be quoted include, but are not limited to:

    / / A.M. Best Company

    / / Moody's Investors Service

    / / Standard & Poor's Insurance Rating Services

    / / Duff & Phelps, Incorporated

Ratings descriptions are relevant only to the insurance company and do not apply to variable annuities or the underlying accounts which are subject to market risk and whose value will fluctuate with market conditions.

In addition, advertising and sales literature for the Contracts may discuss the assets of any of the Participating Insurance Companies, including a breakdown of annuity assets under management, as well as the number of years the company has been involved in the annuity marketplace.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

GT Global Variable Investment Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. Ibbotson calculates total returns in the same method as the Funds.

Each Fund may quote various measures of volatility and benchmark correlation, such as beta, standard deviation and R(2), in advertising. In addition, each Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Funds' historical share price fluctuations or total return compared to those of a benchmark. All measures of volatility and correlation are calculated using averages of historical data.

Each Fund may advertise examples of the effect of periodic investment plans, including the principle of dollar cost averaging programs. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

                  Statement of Additional Information Page 57

                      GT GLOBAL VARIABLE INVESTMENT FUNDS


Each Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement plans or other programs that offer deferral of income taxes on investment earnings and pursuant to which an investor may make deductible contributions. Because of their advantages, these retirement plans and programs may produce returns superior to comparable non-retirement investments. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period. In sales material and advertisements, the Fund may also discuss these plans and programs.


AIM Distributors may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, liquidity risk and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the GT Global Variable Investment Funds and AIM Distributors will quote information regarding industries, individual countries, regions, world stock exchanges, and economic and demographic statistics from sources AIM Distributors deems reliable, including the economic and financial data of financial organizations, such as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, IFC and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International World Indices and IFC.

 3) The number of listed companies: IFC, GT Guide to World Equity Markets, Salomon Brothers, Inc. and S.G. Warburg.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock   market  performance:  Morgan  Stanley  Capital  International  World
    Indices, IFC and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and IFC.

 8) Gross Domestic Product ("GDP"): Datastream and The World Bank.

 9) GDP growth rate: IFC, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: OECD and United Nations.

13) Total exports and imports by year: IFC, The World Bank and Datastream.

14) Top three companies by country, industry, or market: IFC, GT Guide to World Equity Markets, Salomon Brothers, Inc. and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries restructuring their debt, including those under the Brady Plan: the Sub-adviser.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

                  Statement of Additional Information Page 58

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

From time to time, AIM Distributors may quote in advertising materials economic and financial data, including statistics and commentary from published works including, but not limited to, Megatrends 2000, Global Paradox, and Megatrends Asia.

From time to time, AIM Distributors may include in its advertisement and sales material, information about privatization which is an economic process involving the sale of state-owned companies to the private sector.

In addition, the GT Global Variable Strategic Income Fund, from time to time, may quote yields and total returns of representative debt instruments from emerging market countries in its advertising and sales literature.

The Sub-adviser believes that before emerging market countries with high debt levels can attract substantial amounts of foreign capital, they must put their financial houses in order. Some emerging markets governments have implemented debt restructuring programs. From time to time, each Fund may include in its advertising and sales material information on emerging market countries' debt restructuring activities.


In advertising and sales materials, AIM Distributors may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 the Sub-adviser provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed GT Asset Management Ltd. as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of the Sub-adviser by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of the Sub-adviser provide any assurance that the GT Global Variable Investment Funds' investment objectives will be achieved.


ECONOMIC DEVELOPMENT IN EMERGING MARKETS
The Sub-adviser has identified six phases to track the progress of developing economies.

In addition, the Sub-adviser focuses on the transitions between each phase:

    BETWEEN PHASES 1 & 2, STABILIZATION: Developing nations recognize the need for economic reform and launch initiatives to stabilize their economies. Typical measures might include initiating monetary reforms to contain inflation, controlling government spending, and addressing external trade imbalances.

    BETWEEN PHASES 2 & 3, RENOVATION: Economic development gathers momentum as the governments of developing nations take further steps to increase productivity and external competitiveness. Typical reforms include easing market regulations, privatizing state-owned industries, lowering trade barriers and reforming the national tax structure.

    BETWEEN PHASES 3 & 4, NEW CONSTRUCTION: As economic reforms take hold, infrastructure improvements are needed to facilitate and support long-term growth. The construction and upgrading of highways and airports, communications and utility systems generally require financing in the form of public debt. Similarly, as the private sector develops, bolstered by new privatizations, corporate debt securities typically are issued to finance business expansion.

EMERGING MARKET TRADING VOLUME
The annual trading volume of debt securities from developing economies according to Salomon Brothers, Inc. has grown from $90 billion in 1990 to $150 billion in 1991 to $400 billion in 1992 and was estimated to be $1,200 billion at the end of 1993 and $1.5 trillion at the end of 1994, respectively.

                  Statement of Additional Information Page 59

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF BOND RATINGS
    MOODY'S INVESTORS SERVICE, INC. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories:

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                  Statement of Additional Information Page 60

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

    STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA   --  An  obligation  rated  "AA"  differs  from  the  highest  rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

        BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB"
    indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

        C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS
    MOODY'S employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    S&P ratings of commercial paper are graded into several categories ranging from "A1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

                  Statement of Additional Information Page 61

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                    APPENDIX

--------------------------------------------------------------------------------

VARIABLE TELECOMMUNICATIONS FUND
From time to time the Fund and AIM Distributors will quote information including, but not limited to, data regarding:

    / / Increased  usage  of  new  technologies such  as,  but  not  limited to,
        cellular  and  wireless  communications  in  emerging  and   established
        countries around the world

    / / Supply and demand of telephone equipment and services

    / / Regulatory environment of telecommunications industries

    / / Revenue, price and usage of telecommunications products and services

    / / Privatization of telecommunications companies

The information quoted has not been independently verified by the Fund or AIM Distributors and will be based on data provided that is believed to be reliable and accurate from, but not limited to, the following sources:

    / / Salomon Brothers World Equity Telecommunications Index, which includes stock market data about the telecommunications industry in established and developing markets

    / / OECD   and  other  publications  from   its  subsidiaries  such  as  the
        International Telecommunications Union

    / / Morgan Stanley Capital International stock market industry indices such as Telecommunications, Broadcasting & Publishing and Data Processing & Reproduction

    / / International Technology Consultants, a Washington D.C. based firm which publishes reports such as EASTERN EUROPEAN & SOVIET TELECOM REPORT and LATIN AMERICAN TELECOM REPORT

DEREGULATION IN THE UNITED STATES
The United States has been the bellwether for deregulation of the telephone industry. The divestiture of the Bell System from American Telephone and Telegraph has produced new competing companies in the United States. Such U.S. market-driven competition has, for example, led to lower costs for consumers which in turn led to greater consumer usage and to higher industrywide revenues. The Sub-adviser expects this scenario to continue to benefit such companies in the U.S. and to similarly to be realized by the established telecommunications companies in established economies, although no assurances can be made in this regard.

VARIABLE INFRASTRUCTURE FUND
From time to time the Fund and AIM Distributors may quote information including, but not limited to:

    / / Supply and demand of telephone equipment and services, electricity, water, transportation, construction materials and other infrastructure related products and services

    / / Regulatory environment of infrastructure industries

    / / Quantity and costs of current and projected infrastructure projects

    / / Privatization of industries and companies

    / / New  technologies,  products   and  services   used  in   infrastructure
        industries

VARIABLE NATURAL RESOURCES FUND
From time to time the Fund and AIM Distributors may quote information including, but not limited to:

    / / Supply, demand and prices of natural resources

    / / Regulatory environment of natural resources

    / / Supply,   demand  and  prices  of  products  manufactured  from  natural resources

    / / New technologies, products and services used in the natural resources industries

                  Statement of Additional Information Page 62

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


The audited financial statements of the Funds as of December 31, 1997 and the fiscal year then ended appear on the following pages.


                  Statement of Additional Information Page 63

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of the GT Global Variable Investment Trust comprising the following Funds: GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Telecommunications Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Infrastructure Fund, GT Global Variable Natural Resources Fund, and the GT Global Variable Investment Series comprising the following Funds: GT Global Variable America Fund, GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Money Market Fund, and GT Global Variable International Fund (collectively, "the Funds"):

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 1997, the related statements of operations for the year then ended, the related statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 1997, the results of their operations for the year then ended, the related changes in their net assets for each of the two years in the period then ended and financial highlights for each of periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 17, 1998

                                       F1

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                           PRINCIPAL        VALUE        % OF NET
FIXED INCOME INVESTMENTS                                      CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Government & Government Agency Obligations (67.0%)
  Argentina (2.7%)
    Republic of Argentina:
      Government Bond, 9.75% due 9/19/27 ...................   USD             301,000   $   289,261         1.0
      Global Bond, 11% due 10/9/06 .........................   USD             228,000       244,245         0.9
      Global Bond, 11.375% due 1/30/17 .....................   USD             200,000       219,250         0.8
  Australia (2.2%)
    Commonwealth of Australia, 7.5% due 9/15/09 ............   AUD             850,000       616,866         2.2
  Brazil (2.9%)
    Republic of Brazil:
      C Bond, 4.5% (5% at 4/98) due 4/15/14 (Combined rate
       at year end is 8%, including "payment-in-kind"
       bonds)[.] ++ ........................................   USD             696,699       547,779         1.9
      Par Z-L Bond, 5.25% (5.50% at 4/98) due 4/15/24++ ....   USD             376,000       272,600         1.0
  Bulgaria (2.0%)
    Republic of Bulgaria:
      Interest Arrears Bond, 6.5625% due 7/28/11 - Euro+ ...   USD             442,000       324,318         1.1
      Front Loaded Interest Reduction Bond Series A, 2.25%
       (2.5% at 7/98) due 7/28/12++ ........................   USD             428,000       260,813         0.9
  Canada (1.7%)
    Canadian Government, 8.75% due 12/1/05 .................   CAD             586,000       492,325         1.7
  Colombia (0.5%)
    Republic of Colombia, 8.7% due 2/15/16 .................   USD             154,000       150,150         0.5
  Costa Rica (0.3%)
    Banco Central de Costa Rica, Principal Bond Series A,
     6.25% due 5/21/10 .....................................   USD             100,000        86,000         0.3
  Ecuador (1.0%)
    Ecuador, Past Due Interest Bond, 6.6875% due 2/27/15 -
     144A[.] + {.} .........................................   USD             426,488       279,350         1.0
  France (1.5%)
    French O.A.T., 7.25% due 4/25/06 .......................   FRF           2,200,000       415,436         1.5
  Germany (7.9%)
    Deutschland Republic:
      6% due 1/5/06 ........................................   DEM           2,380,000     1,388,830         4.9
      6.25% due 1/4/24 .....................................   DEM             500,000       292,105         1.0
    Treuhandanstalt, 7.125% due 1/29/03 ....................   DEM             946,000       578,488         2.0
  Italy (4.3%)
    Italian Buoni Poliennali del Tesoro (BTPS), 9.5% due
     2/1/99 ................................................   ITL       1,260,000,000       744,740         2.6
    Italian Government, 7.25% due 11/1/26 ..................   ITL         750,000,000       493,778         1.7
  Mexico (3.6%)
    United Mexican States:
      Global Bond, 11.375% due 9/15/16+/+ ..................   USD             363,000       417,904         1.5
      Global Bond, 11.5% due 5/15/26+/+ ....................   USD             335,000       397,813         1.4
      Global Bond, 9.875% due 1/15/07+/+ ...................   USD             200,000       209,250         0.7
  Netherlands (1.4%)
    Netherlands Government Bond, 5.75% due 2/15/07 .........   NLG             800,000       407,656         1.4

    The accompanying notes are an integral part of the financial statements.

                                       F2

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                           PRINCIPAL        VALUE        % OF NET
FIXED INCOME INVESTMENTS                                      CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Government & Government Agency Obligations (Continued)
  New Zealand (1.6%)
    New Zealand Government, 8% due 4/15/04 .................   NZD             750,000   $   452,733         1.6
  Nigeria (1.2%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20+/+ ...........................................   USD             500,000       350,000         1.2
  Panama (3.3%)
    Republic of Panama:
      Interest Reduction Bond, 3.75% (4% at 7/98) due
       7/17/14++ {.} .......................................   USD             959,000       737,231         2.6
      7.875% due 2/13/02 - 144A{.} .........................   USD             200,000       194,000         0.7
  Peru (0.7%)
    Republic of Peru, Past Due Interest Bond, 4% (4.5% at
     3/99)
     due 3/7/17 - Euro++ ...................................   USD             312,000       205,335         0.7
  Russia (4.3%)
    Russia Principal Loans Floating Rate Note, 6.72% due
     12/15/20 ..............................................   USD           1,007,208       623,839         2.2
    Russia Interest Notes Floating Rate Note, 6.72% due
     12/15/15 ..............................................   USD             448,392       317,237         1.1
    Russian Ministry of Finance:
      3% due 5/14/11 - GDR - 144A{.} .......................   USD             390,000       176,475         0.6
      3% due 5/14/06 - GDR - 144A{.} .......................   USD             229,000       128,956         0.4
  South Africa (3.3%)
    Republic of South Africa, 13% due 8/31/10 ..............   ZAR           4,800,000       940,016         3.3
  Spain (1.9%)
    Government of Spain, 10.5% due 10/30/03 ................   ESP          65,000,000       536,944         1.9
  Sweden (0.7%)
    Swedish Government, 8% due 8/15/07 .....................   SEK           1,300,000       187,248         0.7
  United Kingdom (5.4%)
    United Kingdom Conversion, 9.5% due 4/18/05 ............   GBP             430,000       829,639         2.9
    United Kingdom Treasury, 7.5% due 12/7/06 ..............   GBP             400,000       706,076         2.5
  United States (10.9%)
    United States Treasury:
      6.875% due 8/15/25{j} ................................   USD           1,025,000     1,142,855         4.0
      5.875% due 9/30/02{j} ................................   USD             896,000       901,320         3.2
      6.50% due 10/15/06 ...................................   USD             700,000       732,990         2.6
    Federal National Mortgage Association, 7.25% due
     6/20/02 ...............................................   NZD             550,000       312,591         1.1
  Uruguay (0.7%)
    Banco Central del Uruguay, Par Bond Series B, 6.75% due
     2/19/21+/ + ...........................................   USD             250,000       212,500         0.7
  Venezuela (1.0%)
    Republic of Venezuela, 9.25% due 9/15/27+/+ ............   USD             315,000       282,555         1.0
                                                                                         -----------
Total Government & Government Agency Obligations (cost
 $18,862,843) ..............................................                              19,099,497
                                                                                         -----------
Corporate Bonds (12.3%)
  Argentina (0.5%)
    Industrias Metallurgicas Pescarmona S.A. (IMPSA), 9.5%
     due 5/31/02 - 144A{.} .................................   USD             100,000        96,875         0.3
    Acindar Industrial Argentina, 11.25% due 2/15/04 .......   USD              49,000        48,265         0.2

    The accompanying notes are an integral part of the financial statements.

                                       F3

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                           PRINCIPAL        VALUE        % OF NET
FIXED INCOME INVESTMENTS                                      CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Corporate Bonds (Continued)
  Brazil (1.4%)
    Banco Do Brasil (Cayman), 9.375% due 6/15/07 ...........   USD             354,000   $   306,210         1.1
    Comtel Brasileira Ltd. "A", 10.75% due 9/26/04 -
     144A{.} ...............................................   USD             100,000        97,120         0.3
  Canada (0.2%)
    Trench Electric & Trench, Inc., 10.25% due 12/15/07 -
     144A{.} ...............................................   USD              55,000        55,963         0.2
  China (0.9%)
    Panda Global Energy Co., 12.5% due 4/15/04{.} ..........   USD             198,000       180,180         0.6
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} ......   USD             100,000        80,000         0.3
  Dominican Republic (0.3%)
    Tricom S.A., 11.375% due 9/1/04 - 144A{.} ..............   USD              89,000        87,199         0.3
  Ecuador (0.4%)
    Pacalta Resources Ltd., 10.75% due 6/15/04 - 144A{.} ...   USD             106,000       102,820         0.4
  Hong Kong (0.6%)
    GS Superhighway Holdings, 9.875% due 8/15/04 -
     144A{.} ...............................................   USD             100,000        89,000         0.3
    Road King Infrastructure, 9.5% due 7/15/07 - 144A{.} ...   USD             100,000        83,000         0.3
  India (0.4%)
    Tata Electric Co., 8.5% due 8/19/17 - 144A{.} ..........   USD             149,000       122,627         0.4
  Indonesia (0.7%)
    DGS International Finance Co., 10% due 6/1/07 -
     144A{.} ...............................................   USD             177,000       142,485         0.5
    Pratama Datakom Asia BV, 12.75% due 7/15/05 -
     144A{.} ...............................................   USD              76,000        45,600         0.2
  Jamaica (0.4%)
    Mechala Group Jamaica:
      12.75% due 12/30/99 - Series B .......................   USD              95,000        90,250         0.3
      12.75% due 12/30/99 - Reg S{c} .......................   USD              44,000        41,800         0.1
  Mexico (2.2%)
    Petroleos Mexicanos:
      9.5% due 9/15/27 - 144A{.} ...........................   USD             286,000       285,285         1.0
      8.85% due 9/15/07 - 144A{.} ..........................   USD             143,000       141,391         0.5
    Fideicomiso Petacalco Trust:
      10.16% due 12/23/09 - Reg S{c} .......................   USD             100,000       102,500         0.4
      10.16% due 12/23/09 - 144A{.} ........................   USD              78,000        79,950         0.3
  Russia (0.7%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} ...............................................   USD              94,000       135,595         0.5
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} .....   USD              67,000        57,620         0.2
  South Africa (0.1%)
    Eskom, 11% due 6/1/08 ..................................   ZAR             188,000        32,594         0.1
  United States (3.5%)
    Globalstar LP Capital, 11.375% due 2/15/04 .............   USD             150,000       150,750         0.5
    Chase Manhattan Corp., 6.25% due 1/15/06 ...............   USD             152,000       149,912         0.5
    General Motors Acceptance Corp., 6.625% due 10/15/05 ...   USD             143,000       145,004         0.5
    Riddell Sports, Inc., 10.5% due 7/15/07 ................   USD             135,000       140,063         0.5
    Trump Atlantic Association Funding, Inc., 11.25% due
     5/1/06 ................................................   USD             135,000       131,288         0.5
    ACME Metal, Inc., 10.875% due 12/15/07 - 144A{.} .......   USD             100,000        98,750         0.3

    The accompanying notes are an integral part of the financial statements.

                                       F4

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                           PRINCIPAL        VALUE        % OF NET
FIXED INCOME INVESTMENTS                                      CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Corporate Bonds (Continued)
    Chancellor Media Corp., 8.125% due 12/15/07 -
     144A{.} ...............................................   USD              75,000   $    73,313         0.3
    Penn National Gaming, Inc., 10.625% due 12/15/04 -
     144A{.} ...............................................   USD              55,000        57,475         0.2
    Delco Remy International, Inc., 8.625% due 12/15/07 ....   USD              40,000        40,811         0.1
    Pillowtex Corp., 9% due 12/15/07 - 144A{.} .............   USD              25,000        25,625         0.1
                                                                                         -----------
Total Corporate Bonds (cost $3,659,189) ....................                               3,517,320
                                                                                         -----------
Mortgage Backed (8.2%)
  Denmark (1.0%)
    Realkredit Danmark, 6% due 10/1/26 .....................   DKK           1,963,000       278,121         1.0
  United States (7.2%)
    Government National Mortgage Association TBA Pass Thru
     Pool, 6.5% due 1/15/28[::] ............................   USD           1,300,000     1,287,000         4.5
    Federal National Mortgage Association Pool #313439, 7%
     due 3/1/04 ............................................   USD             751,475       762,278         2.7
                                                                                         -----------
Total Mortgage Backed (cost $2,302,342) ....................                               2,327,399
                                                                                         -----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $24,824,374) ..........                              24,944,216        87.5
                                                                                         -----------       -----

                                                                          UNDERLYING        VALUE        % OF NET
OPTIONS                                                       CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
  Federal Republic of Brazil Debt Conversion Bond, Call
   Option, strike 82.25, expires 1/12/98 (cost $36,864) ....   USD           2,048,000            --          --
                                                                                         -----------       -----
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS

                                                                           PRINCIPAL        VALUE        % OF NET
SHORT-TERM INVESTMENTS                                        CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Commercial Paper - Discounted (4.4%)
  United States (4.4%)
    Ford Motor Credit Corp., effective yield 5.80%, due
     1/22/98
     (cost $1,245,785) .....................................   USD           1,250,000     1,245,785         4.4
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F5

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
------------------------------------------------------------                             -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust
   Co., due January 2, 1998, for an effective yield of
   5.80%, collateralized by $2,530,000 U.S. Treasury Notes,
   7.875% due 11/15/07 (market value of collateral is
   $2,776,675, including accrued interest).
   (cost $2,721,000)  ......................................                             $ 2,721,000         9.5
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $28,828,023)  * ....................                              28,911,001       101.4
Other Assets and Liabilities ...............................                                (414,309)       (1.4)
                                                                                         -----------       -----

NET ASSETS .................................................                             $28,496,692       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
         ++ The coupon rate shown on step-up or pay-up coupon bond represents the rate at period end.
        [.]  Each unit represents 3 "B" shares and 1 "C" share.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {j} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities. See Note 1 to the Financial Statements.
       [::]  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $28,874,506 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     921,540
                 Unrealized depreciation:              (885,045)
                                                  -------------
                 Net unrealized appreciation:     $      36,495
                                                  -------------
                                                  -------------

    Abbreviation:
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F6

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                          MARKET VALUE                            UNREALIZED
                                             (U.S.         CONTRACT    DELIVERY  APPRECIATION
CONTRACTS TO BUY:                           DOLLARS)        PRICE        DATE    (DEPRECIATION)
----------------------------------------  ------------   ------------  --------  ------------
British Pounds..........................    1,331,887         0.62123    2/5/98   $   19,981
British Pounds..........................      653,687         0.60397    2/5/98       (8,593)
Deutsche Marks..........................    1,603,656         1.81000    2/5/98       13,656
Deutsche Marks..........................    1,578,855         1.77087    2/5/98      (21,145)
Deutsche Marks..........................      745,780         1.74950    2/5/98      (19,220)
Deutsche Marks..........................      445,785         1.70250    2/5/98      (24,112)
Deutsche Marks..........................      325,089         1.82070    2/5/98        4,663
Deutsche Marks..........................      175,930         1.77285    2/5/98       (2,157)
Italian Liras...........................      480,917      1697.67998    2/5/98      (20,061)
Italian Liras...........................       50,891      1766.50009    2/5/98          (58)
Netherland Guilders.....................      405,446         1.97453    2/5/98       (9,843)
Spanish Pesetas.........................      538,929       148.86800    2/5/98      (11,894)
                                          ------------                           ------------
    Total Contracts to Buy (Payable
     amount $8,415,635).................    8,336,852                                (78,783)
                                          ------------                           ------------
THE VALUE OF CONTRACTS TO BUY AS PERCENTAGE OF NET ASSETS IS 29.26%.

CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................      567,324         1.41533    2/5/98       47,375
Canadian Dollars........................       17,520         1.39800    2/5/98          362
British Pounds..........................    1,331,887         0.59613    2/5/98       35,276
British Pounds..........................      915,161         0.62274    2/5/98      (15,913)
Deutsche Marks..........................    2,612,370         1.71600    2/5/98      119,638
Deutsche Marks..........................    1,326,553         1.72000    2/5/98       57,525
Deutsche Marks..........................      947,313         1.71800    2/5/98       42,230
Deutsche Marks..........................      443,891         1.77023    2/5/98        6,109
Deutsche Marks..........................       51,305         1.71600    2/5/98        2,350
Italian Liras...........................      531,807      1696.15001    2/5/98       22,684
Netherland Guilders.....................      405,446         1.93000    2/5/98       19,425
New Zealand Dollars.....................      768,156         1.60256    2/5/98       58,644
South African Rand......................      687,183         5.04500   1/30/98      (19,274)
Spanish Pesetas.........................      538,929       145.00000    2/5/98       26,588
                                          ------------                           ------------
    Total Contracts to Sell (Receivable
     amount $11,547,864)................   11,144,845                                403,019
                                          ------------                           ------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 39.11%.
    Total Open Forward Foreign Currency
     Contracts, Net.....................                                          $  324,236
                                                                                 ------------
                                                                                 ------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Government & Government Agency Obligations (56.5%)
  Australia (4.8%)
    Commonwealth of Australia, 7.5% due 9/15/09 ...............   AUD           540,000   $  391,891         4.8
  Canada (1.9%)
    Canadian Government, 7.25% due 6/1/07 .....................   CAD           205,000      160,508         1.9
  Germany (4.9%)
    Deutschland Republic:
      7.5% due 11/11/04 .......................................   DEM           350,000      220,995         2.7
      6% due 1/5/06 ...........................................   DEM           305,000      177,980         2.2
  Italy (12.3%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      7.75% due 9/15/01 .......................................   ITL       730,000,000      450,676         5.5
      9% due 11/1/23 ..........................................   ITL       370,000,000      289,219         3.5
      7.25% due 11/1/26 .......................................   ITL       410,000,000      269,932         3.3
  New Zealand (1.9%)
    New Zealand Government, 8% due 4/15/04 ....................   NZD           260,000      156,948         1.9
  Spain (2.5%)
    Spain Government, 10.5% due 10/30/03 ......................   ESP        25,000,000      206,517         2.5
  Sweden (2.8%)
    Swedish Government, 8% due 8/15/07 ........................   SEK         1,600,000      230,459         2.8
  United Kingdom (7.0%)
    United Kingdom Treasury Conversion, 9.5% due 4/18/05 ......   GBP           260,000      501,642         6.1
    United Kingdom Treasury, 7.25% due 12/7/07 ................   GBP            40,000       70,341         0.9
  United States (17.2%)
    United States Treasury:
      8% due 11/15/21 .........................................   USD           550,000      685,824         8.3
      6.375% due 8/15/27 ......................................   USD           230,000      242,735         2.9
      6.625% due 5/15/07 ......................................   USD            50,000       52,953         0.6
    Federal National Mortgage Association:
      7.25% due 6/20/02 .......................................   NZD           550,000      312,591         3.8
      6.375% due 8/15/07 ......................................   AUD           200,000      132,013         1.6
  Uruguay (1.2%)
    Republic of Uruguay, 7.875% due 7/15/27 - 144A{.} .........   USD           100,000       98,500         1.2
                                                                                          ----------
Total Government & Government Agency Obligations (cost
 $4,661,639) ..................................................                            4,651,724
                                                                                          ----------
Corporate Bonds (17.4%)
  Germany (1.9%)
    Commerzbank O/S Financial, 8.5% due 5/13/02 ...............   NZD           160,000       94,359         1.1
    Kredit Fuer Wiederaufbau International Finance, 7.25% due
     7/16/07 ..................................................   AUD           100,000       68,897         0.8
  New Zealand (3.5%)
    Transpower Finance Ltd., 8% due 3/15/02 ...................   NZD           500,000      290,052         3.5
  South Africa (4.7%)
    Eskom, 11% due 6/1/08 .....................................   ZAR         1,500,000      260,059         3.2
    Transnet Ltd., 7.5% due 4/1/08 ............................   ZAR           860,000      116,071         1.4
    Development Bank of South Africa, due 12/31/27 ............   ZAR         2,000,000       11,565         0.1

    The accompanying notes are an integral part of the financial statements.

                                       F8

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Corporate Bonds (Continued)
  Tunisia (2.9%)
    Banque Centrais de Tunisie, 8.25% due 9/19/27 .............   USD           250,000   $  241,250         2.9
  United Kingdom (4.4%)
    SBC Jersey, 8.75% due 6/20/05 .............................   GBP           200,000      359,297         4.4
                                                                                          ----------
Total Corporate Bonds (cost $1,527,587) .......................                            1,441,550
                                                                                          ----------
Mortgage Backed (13.5%)
  Denmark (5.4%)
    Realkredit Bank, 7% due 10/1/29 ...........................   DKK         3,093,000      447,049         5.4
  United States (8.1%)
    Government National Mortgage Association:
      Pool #462363, 7% due 11/15/27 ...........................   USD           271,976      274,228         3.3
      Pool #780515, 9.5% due 12/15/21 .........................   USD           123,991      134,879         1.6
    Salomon Brothers Mortgage Securities VII Series 1997 - HUD1
     Class AWAC, 6.0867% due 12/25/30 .........................   USD           176,549      179,409         2.2
    Federal Home Loan Mortgage Association Pool #E62449, 8.5%
     due 3/1/10 ...............................................   USD            75,886       80,911         1.0
                                                                                          ----------
Total Mortgage Backed (cost $1,108,067) .......................                            1,116,476
                                                                                          ----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $7,297,293) ..............                            7,209,750        87.4
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998 for an effective yield of 5.80%
   collateralized by $55,000 U.S. Treasury Notes, 7.875% due
   11/15/07 (market value of collateral is $60,363, including
   accrued interest). (cost $55,000)  .........................                               55,000         0.6
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $7,352,293)  * ........................                            7,264,750        88.0
Other Assets and Liabilities ..................................                              986,277        12.0
                                                                                          ----------       -----

NET ASSETS ....................................................                           $8,251,027       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $7,358,003 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     166,538
                 Unrealized depreciation:              (259,791)
                                                  -------------
                 Net unrealized depreciation:     $     (93,253)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                          MARKET VALUE                           UNREALIZED
                                             (U.S.        CONTRACT    DELIVERY  APPRECIATION
CONTRACTS TO BUY:                           DOLLARS)        PRICE       DATE    (DEPRECIATION)
----------------------------------------  ------------   -----------  --------  ------------
Australian Dollars......................      144,127        1.47347    2/5/98   $   (5,873)
British Pounds..........................    2,614,746        0.63411    2/5/98       91,531
British Pounds..........................      571,976        0.62087    2/5/98        8,248
British Pounds..........................      170,286        0.59265    2/5/98       (5,537)
British Pounds..........................       85,352        0.60391    2/5/98       (1,131)
Danish Kroner...........................       83,513        6.68900    2/5/98       (1,854)
Deutsche Marks..........................    2,976,582        1.86050    2/5/98      105,453
Deutsche Marks..........................    2,771,562        1.84900    2/5/98       81,562
Deutsche Marks..........................      443,759        1.76970    2/5/98       (6,241)
Deutsche Marks..........................      424,071        1.74950    2/5/98      (10,929)
Deutsche Marks..........................      278,616        1.82590    2/5/98        4,778
Deutsche Marks..........................      267,738        1.85468    2/5/98        8,674
Deutsche Marks..........................      195,009        1.74980    2/5/98       (4,991)
Deutsche Marks..........................      194,173        1.74230    2/5/98       (5,827)
Deutsche Marks..........................       74,874        1.77285    2/5/98         (918)
Italian Liras...........................      691,697    1,747.52000    2/5/98       (8,303)
Italian Liras...........................      441,505    1,732.32000    2/5/98       (9,220)
Italian Liras...........................      244,196    1,699.54001    2/5/98       (9,908)
Italian Liras...........................       98,473    1,741.50000    2/5/98       (1,527)
New Zealand Dollars.....................      115,948        1.61031    2/5/98       (8,252)
Swedish Kronor..........................       82,314        7.49385    2/5/98       (4,777)
Swedish Kronor..........................       35,618        7.42040    2/5/98       (2,440)
                                          ------------                          ------------
    Total Contracts to Buy (Payable
     amount $12,793,617)................   13,006,135                               212,518
                                          ------------                          ------------
THE VALUE OF CONTRACTS TO BUY AS PERCENTAGE OF NET ASSETS IS 157.63%.

CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................      499,578        1.41533    2/5/98       41,718
Australian Dollars......................       95,492        1.46439    2/5/98        4,508
British Pounds..........................    3,186,722        0.59613    2/5/98       84,403
British Pounds..........................      255,638        0.60165    2/5/98        4,362
Canadian Dollars........................      156,013        1.39136    2/5/98        3,987
Danish Kroner...........................      186,301        6.52300    2/5/98        8,981
Deutsche Marks..........................    5,081,816        1.71600    2/5/98      232,730
Deutsche Marks..........................    1,593,962        1.71600    2/5/98       72,998
Deutsche Marks..........................      569,978        1.71800    2/5/98       25,409
Deutsche Marks..........................      412,351        1.79459    2/5/98       18,266
Deutsche Marks..........................      145,096        1.73592    2/5/98        4,904
Italian Liras...........................    1,102,631    1,696.15000    2/5/98       47,032
Italian Liras...........................      295,581    1,696.90000    2/5/98       12,472
Italian Liras...........................      213,888    1,697.70003    2/5/98        8,919
New Zealand Dollars.....................    1,001,792        1.60256    2/5/98       76,481
South African Rand......................      262,054        4.97100   1/16/98       (5,567)
Swedish Kronor..........................      117,932        7.47700    2/5/98        7,126
                                          ------------                          ------------
    Total Contracts to Sell (Receivable
     amount $15,825,554)................   15,176,825                               648,729
                                          ------------                          ------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 183.94%.
    Total Open Forward Foreign Currency
     Contracts, Net.....................                                         $  861,247
                                                                                ------------
                                                                                ------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Government & Government Agency Obligations (52.5%)
  United States Treasury:
    5.625% due 2/15/06{z} .....................................   USD         1,000,000   $  988,945        13.4
    7.625% due 2/15/25 ........................................   USD           600,000      728,039         9.9
    5.75% due 8/15/03 .........................................   USD           650,000      650,660         8.8
    5.25% due 1/31/01 .........................................   USD           350,000      345,748         4.7
    5.875% due 2/15/04 ........................................   USD           100,000      100,871         1.4
  Tennessee Valley Authority Series A, 6.375% due 6/15/05 .....   USD           400,000      407,000         5.5
  Student Loan Marketing Assoc., 7.5% due 3/8/00 ..............   USD           350,000      361,430         4.9
  Federal Home Loan Bank, 6.79% due 2/5/02 ....................   USD           100,000      100,229         1.4
  Federal National Mortgage Association, 6.8% due 1/10/03 .....   USD            90,000       93,318         1.3
  Financial Assistance Corp., 9.375% due 7/21/03 ..............   USD            75,000       86,993         1.2
                                                                                          ----------
Total Government & Government Agency Obligations (cost
 $3,752,658) ..................................................                            3,863,233
                                                                                          ----------
Mortgage Backed (24.7%)
    Federal National Mortgage Association:
      TBA Pass Thru, 7% due 1/25/28[::] .......................   USD           500,000      503,750         6.8
      Pool #398668, 6.5% due 9/1/27 ...........................   USD           348,825      344,518         4.7
      Pool #363939, 7% due 3/1/04 .............................   USD           188,994      191,711         2.6
      Pool #356801, 6% due 12/1/08 ............................   USD           130,034      128,210         1.7
    Government National Mortgage Association:
      Pool # 780523, 7.5% due 3/15/08 .........................   USD           282,707      290,923         3.9
      TBA Pass Thru Pool, 7% due 1/15/28[::] ..................   USD           150,000      151,266         2.1
    Federal Home Loan Mortgage Corp. Series 1462 PL due
     7/15/21 ..................................................   USD           155,000      157,664         2.1
    Salomon Brothers Mortgage Securities VII Series 1997 -
     HUD1 Class AWAC, 6.0867% due 12/25/30 ....................   USD            57,378       58,308         0.8
                                                                                          ----------
Total Mortgage Backed (cost $1,814,243) .......................                            1,826,350
                                                                                          ----------
Supranational Bonds (7.5%)
    International Bank of Reconstruction & Development, 5.25%
     due 9/16/03 ..............................................   USD           350,000      341,469         4.6
    Asian Development Bank, 8% due 4/30/01 ....................   USD           200,000      212,074         2.9
                                                                                          ----------
Total Supranational Bonds (cost $524,815) .....................                              553,543
                                                                                          ----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $6,091,716) ..............                            6,243,126        84.7
                                                                                          ----------       -----


                                                                             PRINCIPAL      VALUE        % OF NET
SHORT-TERM INVESTMENTS                                           CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Commercial Paper - Discounted (8.8%)
  United States (8.8%)
    Ford Motor Credit Corp., effective yield 5.77%, due
     1/14/98 ..................................................   USD           250,000      249,480         3.4
    General Electric Co., effective yield 5.82%, due
     1/14/98 ..................................................   USD           250,000      249,476         3.4
    Associates Corp., effective yield 5.77%, due 1/22/98 ......   USD           150,000      149,497         2.0
                                                                                          ----------
Total Commercial Paper - Discounted (cost $648,453) ...........                              648,453
                                                                                          ----------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $648,453) ..................                              648,453         8.8
                                                                                          ----------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F11

                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $960,000 U.S. Treasury Notes, 7.875% due
   11/15/07 (market value of collateral is $1,053,600,
   including accrued interest). (cost $1,031,000)  ............                           $1,031,000        14.0
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $7,771,169)  * ........................                            7,922,579       107.5
Other Assets and Liabilities ..................................                             (549,943)       (7.5)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $7,372,636       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        {z} All or part of the Fund's holdings in this security is segregated as collateral for when issued securities. See Note 1 to the Financial Statements.
       [::]  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $7,779,279 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     151,843
                 Unrealized depreciation:                (8,543)
                                                  -------------
                 Net unrealized appreciation:     $     143,300
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F12

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (29.1%)
  Telecomunicacoes Brasileiras S.A. (Telebras): ..............   BRZL               --            --        10.6
    TELEPHONE NETWORKS
    ADR{\/} ..................................................   --             18,270   $ 2,127,315          --
    Common ...................................................   --          9,005,510       915,883          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ............   MEX            14,500       812,906         2.8
    TELEPHONE NETWORKS
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ....................................................   BRZL        2,780,000       660,125         2.3
    BUSINESS & PUBLIC SERVICES
  Nortel Inversora S.A. - ADR{\/} ............................   ARG            19,700       502,350         1.7
    TELEPHONE - REGIONAL/LOCAL
  Telefonica del Peru S.A. - ADR{\/} .........................   PERU           21,600       502,200         1.7
    TELEPHONE NETWORKS
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} ..........   CHLE           15,000       448,125         1.6
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ...............   BRZL               --            --         1.4
    TELEPHONE NETWORKS
    Preferred ................................................   --          1,009,176       268,563          --
    Common-/- ................................................   --            693,000       157,720          --
  Telecomunicacoes do Rio de Janeiro S.A. (TELERJ)
   Preferred .................................................   BRZL        3,705,228       385,131         1.3
    TELEPHONE NETWORKS
  Controladora Comercial Mexicana, S.A. de C.V.: .............   MEX                --            --         1.2
    RETAILERS-FOOD
    UBC[.] ...................................................   --            240,000       312,940          --
    GDR{\/} ..................................................   --              1,100        28,531          --
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ...................................................   VENZ            7,900       328,838         1.1
    TELEPHONE NETWORKS
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} .................   MEX             7,400       286,288         1.0
    BROADCASTING & PUBLISHING
  Santa Isabel S.A. - ADR{\/} ................................   CHLE           16,000       280,000         1.0
    RETAILERS-FOOD
  Telefonica de Argentina S.A. - ADR{\/} .....................   ARG             7,100       264,475         0.9
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V. "V" ....................................   MEX            46,825       115,495         0.4
    RETAILERS-OTHER
  Supermercados Unimarc S.A. - ADR (Chile)-/- {\/} ...........   CHLE            2,700        33,244         0.1
    RETAILERS-FOOD
                                                                                         -----------
                                                                                           8,430,129
                                                                                         -----------
Energy (24.4%)
  Centrais Eletricas Brasileiras S.A. (Eletrobras): ..........   BRZL               --            --         4.6
    ELECTRICAL & GAS UTILITIES
    Common-/- ................................................   --         13,980,830       695,283          --
    Preferred "B" ............................................   --         12,480,000       637,419          --
  Petroleo Brasileiro S.A. (Petrobras) Preferred .............   BRZL        4,287,000     1,002,605         3.5
    OIL
  Light - Servicos de Electricidade S.A. .....................   BRZL        1,555,800       648,222         2.3
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas ............................   VENZ          539,185       647,493         2.3
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} .....   BRZL           13,100       563,300         2.0
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                      F13

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (Continued)
  YPF S.A. - ADR{\/} .........................................   ARG            13,000   $   444,438         1.5
    OIL
  Enersis S.A. - ADR{\/} .....................................   CHLE           14,800       429,200         1.5
    ELECTRICAL & GAS UTILITIES
  Harken Energy Corp.-/- .....................................   US             55,900       391,300         1.4
    OIL
  Empresa Nacional de Electricidad S.A. - ADR{\/} ............   CHLE           21,700       383,819         1.3
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. - ADR{\/} ...................................   CHLE           13,564       332,318         1.2
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. .................................   BRZL          935,500       280,818         1.0
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. "B" .....................................   ARG            32,249       230,304         0.8
    OIL
  Companhia Brasileira de Petroleo Ipiranga S.A. Preferred ...   BRZL       14,594,000       222,310         0.8
    OIL
  Compania Paulista de Forca e Luz ...........................   BRZL          430,000        56,640         0.2
    ELECTRICAL & GAS UTILITIES
                                                                                         -----------
                                                                                           6,965,469
                                                                                         -----------
Finance (12.7%)
  Unibanco Units-/- ..........................................   BRZL       10,522,500       716,586         2.5
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ...................................................   CHLE           33,100       564,768         2.0
    INVESTMENT MANAGEMENT
  Banco Rio de La Plata S.A. - ADR-/- {\/} ...................   ARG            28,800       403,200         1.4
    BANKS-MONEY CENTER
  Grupo Financiero Banorte "B"-/- ............................   MEX           201,000       350,280         1.2
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ...................................................   PAN             7,713       319,125         1.1
    OTHER FINANCIAL
  Banco de A. Edwards - ADR{\/} ..............................   CHLE           17,300       294,100         1.0
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ...........   ARG            10,400       284,700         1.0
    BANKS-MONEY CENTER
  Banco BHIF - ADR{\/} .......................................   CHLE           13,400       214,400         0.7
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} ...................................   PERU           11,900       214,200         0.7
    BANKS-MONEY CENTER
  Banco Provincial S.A. ......................................   VENZ           68,160       125,551         0.4
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} .......   ARG             3,217       121,040         0.4
    REAL ESTATE
  Banco Wiese - ADR{\/} ......................................   PERU           11,900        59,500         0.2
    BANKS-MONEY CENTER
  ARA, S.A. de C.V.-/- .......................................   MEX             4,600        22,350         0.1
    REAL ESTATE
                                                                                         -----------
                                                                                           3,689,800
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F14

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Materials/Basic Industry (12.6%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" .................   MEX           225,500   $ 1,104,022         3.8
    PAPER/PACKAGING
  Apasco, S.A. de C.V. .......................................   MEX           101,900       707,288         2.5
    CEMENT
  Companhia Vale do Rio Doce Preferred .......................   BRZL           22,300       448,598         1.6
    METALS - STEEL
  Grupo Mexico S.A. "L" ......................................   MEX           121,800       384,965         1.3
    METALS - NON-FERROUS
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ..........   CHLE            8,400       369,600         1.3
    CHEMICALS
  Industrias Penoles S.A. (CP) ...............................   MEX            68,200       308,540         1.1
    METALS - NON-FERROUS
  Siderca S.A. ...............................................   ARG            54,500       151,540         0.5
    METALS - STEEL
  Venezolana de Cementos, S.A.C.A.: ..........................   VENZ               --            --         0.3
    CEMENT
    "A" ......................................................   --             30,344        49,088          --
    "B" ......................................................   --             14,129        22,660          --
  Corcemar S.A. ..............................................   ARG            11,570        56,010         0.2
    CEMENT
  Angel Estrada S.A.-/- ......................................   ARG             4,029        11,485          --
    PAPER/PACKAGING
  Siderar S.A.I.C. "A" .......................................   ARG             1,900         8,077          --
    METALS - STEEL
                                                                                         -----------
                                                                                           3,621,873
                                                                                         -----------
Multi-Industry/Miscellaneous (9.4%)
  Grupo Carso, S.A. de C.V. "A1" .............................   MEX           118,000       789,787         2.7
    MULTI-INDUSTRY
  Alfa, S.A. de C.V. "A" .....................................   MEX            99,600       675,275         2.3
    CONGLOMERATE
  Sanluis Corporacion, S.A. de C.V. ..........................   MEX            52,700       433,070         1.5
    CONGLOMERATE
  Desc, S.A. de C.V. - ADR{\/} ...............................   MEX             8,100       303,750         1.1
    CONGLOMERATE
  Itausa Investimentos Itau S.A. Preferred ...................   BRZL          316,075       246,403         0.9
    MULTI-INDUSTRY
  Empresas La Moderna, S.A. de C.V. "A"-/- ...................   MEX            30,300       164,870         0.6
    MULTI-INDUSTRY
  Commercial Del Plata-/- ....................................   ARG            62,000        97,980         0.3
    CONGLOMERATE
                                                                                         -----------
                                                                                           2,711,135
                                                                                         -----------
Consumer Non-Durables (7.8%)
  Fomento Economico Mexicano, S.A. de C.V. "B" ...............   MEX           106,300       849,820         3.0
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Maseca, S.A. de C.V. "B" ..................   MEX           349,000       360,766         1.3
    FOOD
  Compania Cervecerias Unidas S.A. - ADR{\/} .................   CHLE           11,500       337,813         1.2
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                      F15

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Consumer Non-Durables (Continued)
  Vina Concha Y Toro S.A. - ADR{\/} ..........................   CHLE           11,500   $   290,375         1.0
    BEVERAGES - ALCOHOLIC
  Companhia Cervejaria Brahma Preferred ......................   BRZL          416,000       279,570         1.0
    BEVERAGES - ALCOHOLIC
  Mavesa S.A. - ADR{\/} ......................................   VENZ            4,480        28,560         0.1
    FOOD
  Embotelladora Andina S.A. - ADR{\/} ........................   CHLE            1,200        24,975         0.1
    BEVERAGES - NON-ALCOHOLIC
  Sudamtex de Venezuela "B" - ADR{\/} ........................   VENZ            2,100        18,900         0.1
    TEXTILES & APPAREL
  Cerveceria Backus & Johnston S.A. "T" ......................   PERU            5,419         4,975          --
    BEVERAGES - ALCOHOLIC
                                                                                         -----------
                                                                                           2,195,754
                                                                                         -----------
Consumer Durables (0.5%)
  Brasmotor S.A. Preferred ...................................   BRZL        1,567,800       154,532         0.5
    APPLIANCES & HOUSEHOLD
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $27,501,963) ..................                            27,768,692        96.5
                                                                                         -----------       -----

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Corporate Bonds (0.0%)
  Brazil (0.0%)
    Companhia Vale do Rio Doce - Non Convertible (cost $0) ...   BRL            20,000            --          --
                                                                                         -----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $900,000 U.S. Treasury Notes, 5.75% due
   12/31/98 (market value of collateral is $900,844, including
   accrued interest). (cost $881,000)  .......................                               881,000         3.0
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $28,382,963)  * ......................                            28,649,692        99.5
Other Assets and Liabilities .................................                               136,525         0.5
                                                                                         -----------       -----

NET ASSETS ...................................................                           $28,786,217       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        [.]  Each unit represents 3 "B" shares and 1 "C" share.
          * For Federal income tax purposes, cost is $28,399,188 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   2,687,612
                 Unrealized depreciation:            (2,437,108)
                                                  -------------
                 Net unrealized appreciation:     $     250,504
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F16

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS) ..................    8.7                   8.7
Brazil (BRZL/BRL) ....................   36.5                  36.5
Chile (CHLE/CLP) .....................   14.0                  14.0
Mexico (MEX/MXN) .....................   27.9                  27.9
Panama (PAN/PND) .....................    1.1                   1.1
Peru (PERU/PES) ......................    2.6                   2.6
United States (US/USD) ...............    1.4        3.5        4.9
Venezuela (VENZ/VEB) .................    4.3                   4.3
                                        ------     -----      -----
Total  ...............................   96.5        3.5      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $28,786,217.

    The accompanying notes are an integral part of the financial statements.

                                      F17

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Finance (28.1%)
  Schweizerischer Bankverein (Swiss Bank Corp.) ............   SWTZ              4,355   $ 1,353,670         2.7
    BANKS-MONEY CENTER
  First Tennessee National Corp. ...........................   US               16,700     1,114,723         2.2
    BANKS-REGIONAL
  Royal & Sun Alliance Insurance Group PLC .................   UK              108,531     1,092,438         2.2
    INSURANCE - MULTI-LINE
  Union Bank of Switzerland - Bearer .......................   SWTZ                744     1,075,810         2.1
    BANKS-MONEY CENTER
  CS Holding AG - Registered ...............................   SWTZ              6,520     1,008,846         2.0
    BANKS-MONEY CENTER
  AEGON N.V. ...............................................   NETH              8,742       778,380         1.5
    INSURANCE-LIFE
  ABN AMRO Holdings N.V. ...................................   NETH             38,342       747,094         1.5
    BANKS-MONEY CENTER
  Fortis Amev N.V. .........................................   NETH             16,990       740,882         1.5
    OTHER FINANCIAL
  American General Corp. ...................................   US               11,950       646,047         1.3
    INSURANCE-LIFE
  ING Groep N.V. ...........................................   NETH             14,000       589,779         1.2
    OTHER FINANCIAL
  Commonwealth Bank of Australia ...........................   AUSL             41,710       478,270         0.9
    BANKS-SUPER REGIONAL
  Deutsche Bank AG .........................................   GER               6,750       476,647         0.9
    BANKS-MONEY CENTER
  National Westminster Bank PLC ............................   UK               27,000       448,670         0.9
    BANKS-MONEY CENTER
  General Accident PLC .....................................   UK               23,766       411,710         0.8
    INSURANCE - PROPERTY-CASUALTY
  IKB Deutsche Industriebank AG ............................   GER              19,890       387,073         0.8
    BANKS-REGIONAL
  Generale de Banque S.A.: .................................   BEL                  --            --         0.7
    BANKS-MONEY CENTER
    Common .................................................   --                  829       361,033          --
    Strip VVPR-/- ..........................................   --                   75            20          --
  Lloyds TSB Group PLC .....................................   UK               26,571       343,372         0.7
    BANKS-REGIONAL
  Kredietbank N.V. .........................................   BEL                 680       285,583         0.6
    BANKS-REGIONAL
  Mercury Asset Management Group PLC .......................   UK               10,211       285,036         0.6
    INVESTMENT MANAGEMENT
  Commercial Union PLC .....................................   UK               17,682       246,503         0.5
    INSURANCE - MULTI-LINE
  Reinsurance Australia Corporation Ltd. ...................   AUSL             94,250       245,619         0.5
    INSURANCE - MULTI-LINE
  National Australia Bank Ltd. .............................   AUSL             17,375       242,587         0.5
    BANKS-REGIONAL
  General Property Trust ...................................   AUSL            127,000       225,057         0.4
    REAL ESTATE
  Commerzbank AG ...........................................   GER               5,400       212,577         0.4
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                      F18

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Finance (Continued)
  Infrastructure Trust of Australia Group ..................   AUSL            240,625   $   188,123         0.4
    OTHER FINANCIAL
  M & G Group PLC ..........................................   UK                5,000       115,558         0.2
    INVESTMENT MANAGEMENT
  Gerrard Group PLC ........................................   UK                7,080        38,946         0.1
    SECURITIES BROKER
                                                                                         -----------
                                                                                          14,140,053
                                                                                         -----------
Consumer Non-Durables (10.5%)
  Diageo PLC ...............................................   UK              113,500     1,042,746         2.1
    BEVERAGES - ALCOHOLIC
  Pernod Ricard ............................................   FR               12,570       739,350         1.5
    BEVERAGES - ALCOHOLIC
  Brown-Forman Corp. "B" ...................................   US               12,855       710,239         1.4
    BEVERAGES - ALCOHOLIC
  Cadbury Schweppes PLC ....................................   UK               64,208       646,824         1.3
    BEVERAGES - NON-ALCOHOLIC
  Philip Morris Cos., Inc. .................................   US               13,450       609,453         1.2
    TOBACCO
  Avon Products, Inc. ......................................   US                9,600       589,200         1.2
    PERSONAL CARE/COSMETICS
  Universal Corp. ..........................................   US               12,200       501,725         1.0
    TOBACCO
  Reckitt & Colman PLC .....................................   UK               26,140       409,913         0.8
    HOUSEHOLD PRODUCTS
                                                                                         -----------
                                                                                           5,249,450
                                                                                         -----------
Energy (9.5%)
  Royal Dutch Petroleum Co. ................................   NETH             14,200       779,627         1.5
    OIL
  Exxon Corp. ..............................................   US               11,940       730,579         1.4
    OIL
  VEBA AG ..................................................   GER               9,980       679,761         1.3
    ELECTRICAL & GAS UTILITIES
  Mobil Corp. ..............................................   US                7,300       526,969         1.0
    OIL
  RWE AG ...................................................   GER               8,170       438,368         0.9
    ELECTRICAL & GAS UTILITIES
  Electrabel S.A. ..........................................   BEL               1,880       435,143         0.9
    ELECTRICAL & GAS UTILITIES
  Elf Aquitaine ............................................   FR                2,980       346,598         0.7
    OIL
  Reunies Electrobel & Tractebel S.A. ......................   BEL               3,815       332,805         0.7
    ELECTRICAL & GAS UTILITIES
  Shell Transport & Trading Co., PLC .......................   UK               41,390       299,041         0.6
    OIL
  Groupe Bruxelles Lambert S.A. ............................   BEL               1,680       243,202         0.5
    OIL
                                                                                         -----------
                                                                                           4,812,093
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F19

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Services (8.4%)
  EMI Group PLC ............................................   UK               87,790   $   732,304         1.5
    LEISURE & TOURISM
  McGraw-Hill, Inc. ........................................   US                8,880       657,120         1.3
    BROADCASTING & PUBLISHING
  Telecom Corporation of New Zealand Ltd. ..................   NZ              133,160       645,245         1.3
    TELEPHONE NETWORKS
  Woolworths Ltd. ..........................................   AUSL            178,125       595,336         1.2
    RETAILERS-OTHER
  PMP Communications Ltd. ..................................   AUSL            228,950       507,154         1.0
    BROADCASTING & PUBLISHING
  Qantas Airways Ltd. ......................................   AUSL            244,500       432,642         0.9
    TRANSPORTATION - AIRLINES
  Royal PTT Nederland N.V. .................................   NETH              5,915       246,847         0.5
    TELEPHONE NETWORKS
  Telstra Corp. Ltd. .......................................   AUSL             89,800       189,558         0.4
    TELECOM - OTHER
  Dun & Bradstreet Corp. ...................................   US                4,800       148,500         0.3
    BROADCASTING & PUBLISHING
                                                                                         -----------
                                                                                           4,154,706
                                                                                         -----------
Capital Goods (4.3%)
  Lockheed Martin Corp. ....................................   US               16,566     1,631,751         3.2
    AEROSPACE/DEFENSE
  General Electric Co. PLC .................................   UK               75,600       489,724         1.0
    AEROSPACE/DEFENSE
  BICC PLC .................................................   UK               20,327        57,410         0.1
    INDUSTRIAL COMPONENTS
                                                                                         -----------
                                                                                           2,178,885
                                                                                         -----------
Materials/Basic Industry (3.8%)
  BASF AG ..................................................   GER              15,500       549,416         1.1
    CHEMICALS
  Akzo Nobel N.V. ..........................................   NETH              3,069       529,263         1.0
    CHEMICALS
  Solvay S.A. "A" ..........................................   BEL               7,510       472,595         0.9
    CHEMICALS
  Monsanto Co. .............................................   US                7,500       315,000         0.6
    CHEMICALS
  Aberfoyle Ltd. ...........................................   AUSL             53,130        86,537         0.2
    METALS - NON-FERROUS
                                                                                         -----------
                                                                                           1,952,811
                                                                                         -----------
Health Care (3.4%)
  Bristol Myers Squibb Co. .................................   US               13,450     1,272,706         2.5
    PHARMACEUTICALS
  Bayer AG .................................................   GER              12,500       467,056         0.9
    PHARMACEUTICALS
                                                                                         -----------
                                                                                           1,739,762
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F20

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Multi-Industry/Miscellaneous (1.8%)
  Mannesmann AG ............................................   GER                 770   $   389,174         0.8
    MULTI-INDUSTRY
  Siemens AG ...............................................   GER               4,270       252,852         0.5
    MULTI-INDUSTRY
  ICI Australia Ltd. .......................................   AUSL             34,300       240,227         0.5
    MULTI-INDUSTRY
                                                                                         -----------
                                                                                             882,253
                                                                                         -----------
Consumer Durables (0.4%)
  GKN PLC ..................................................   UK               10,400       212,952         0.4
    AUTO PARTS
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $24,935,945) ................                              35,322,965        70.2
                                                                                         -----------       -----

                                                                           PRINCIPAL        VALUE        % OF NET
FIXED INCOME INVESTMENTS                                      CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Government & Government Agency Obligations (24.6%)
  Australia (0.9%)
    Australian Government, 8.75% due 8/15/08 ...............   AUD             552,000       433,248         0.9
  Canada (1.1%)
    Canadian Government, 8.75% due 12/1/05 .................   CAD             657,000       551,976         1.1
  Denmark (0.6%)
    Kingdom of Denmark, 7% due 11/15/07 ....................   DKK           1,921,000       308,413         0.6
  Germany (3.4%)
    Deutschland Republic:
      6.75% due 4/22/03 ....................................   DEM           1,500,000       904,671         1.8
      6.25 due 1/4/24 ......................................   DEM             400,000       233,684         0.5
    Treuhandanstalt:
      6.375% due 7/1/99 ....................................   DEM             500,000       287,128         0.6
      6.625% due 7/9/03 ....................................   DEM             395,000       236,978         0.5
  Italy (1.6%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      6% due 2/15/00 .......................................   ITL       1,125,000,000       651,902         1.3
      10.5% due 9/1/05 .....................................   ITL         215,000,000       158,526         0.3
  New Zealand (0.3%)
    New Zealand Government, 8% due 4/15/04 .................   NZD             253,000       152,722         0.3
  Sweden (0.6%)
    Swedish Government, 8% due 8/15/07 .....................   SEK           2,000,000       288,074         0.6
  United Kingdom (3.1%)
    United Kingdom Treasury, 7.25% due 12/7/07 .............   GBP             902,000     1,586,184         3.1
  United States (13.0%)
    United States Treasury:
      6.5% due 8/15/05 .....................................   USD           3,840,000     4,007,700         7.9
      6% due 2/15/26 .......................................   USD           2,379,000     2,376,677         4.7

    The accompanying notes are an integral part of the financial statements.

                                      F21

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                           PRINCIPAL        VALUE        % OF NET
FIXED INCOME INVESTMENTS                                      CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Government & Government Agency Obligations (Continued)
    Federal National Mortgage Association, 6.375% due
     8/15/07 ...............................................   AUD             335,000   $   221,121         0.4
                                                                                         -----------
Total Government & Government Agency Obligations (cost
 $12,341,938) ..............................................                              12,399,004
                                                                                         -----------
Corporate Bonds (2.3%)
  Germany (1.5%)
    Commerzbank AG, Convertible Bond, 9.45% due
     12/31/00+ .............................................   DEM             187,000       343,119         0.7
    Siemens Capital Corp., 8% due 6/24/02+/+ ...............   USD             180,000       313,650         0.6
    Deutsche Bank AG, 9.00% due 12/31/02+/+ ................   DEM             175,000       119,051         0.2
    IKB Deutsche Industriebank, 6.45% due 3/31/06 ..........   DEM               1,500           863          --
  United Kingdom (0.8%)
    Daily Mail & General Trust, Convertible Bond, 5.75% due
     9/26/03 ...............................................   GBP             167,000       386,650         0.8
                                                                                         -----------
Total Corporate Bonds (cost $867,223) ......................                               1,163,333
                                                                                         -----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $13,209,161) ..........                              13,562,337        26.9
                                                                                         -----------       -----


                                                                            NO. OF          VALUE        % OF NET
WARRANTS                                                      COUNTRY      WARRANTS       (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
  Societe Generale Banque put warrants due 11/15/99
   Tractebel (cost $0) .....................................   BEL                 763         1,958          --
                                                                                         -----------       -----
    BANKS-MONEY CENTER

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
------------------------------------------------------------                             -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust
   Co., due January 2, 1998, for an effective yield of
   5.80%, collateralized by $1,735,000 U.S. Treasury Notes,
   7.875% due 11/15/07 (market value of collateral is
   $1,904,163, including accrued interest). (cost
   $1,864,000) .............................................                               1,864,000         3.7
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $40,009,106)  * ....................                              50,751,260       100.8
Other Assets and Liabilities ...............................                                (394,996)       (0.8)
                                                                                         -----------       -----

NET ASSETS .................................................                             $50,356,264       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $40,012,281 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  11,390,821
                 Unrealized depreciation:              (651,842)
                                                  -------------
                 Net unrealized appreciation:     $  10,738,979
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F22

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    6.9         0.9                       7.8
Belgium (BEL/BEF) ....................    4.3                                   4.3
Canada (CAN/CAD) .....................                1.1                       1.1
Denmark (DEN/DKK) ....................                0.6                       0.6
France (FR/FRF) ......................    2.2                                   2.2
Germany (GER/DEM) ....................    7.6         4.9                      12.5
Italy (ITLY/ITL) .....................                1.6                       1.6
Netherlands (NETH/NLG) ...............    8.7                                   8.7
New Zealand (NZ/NZD) .................    1.3         0.3                       1.6
Sweden (SWDN/SEK) ....................                0.6                       0.6
Switzerland (SWTZ/CHF) ...............    6.8                                   6.8
United Kingdom (UK/GBP) ..............   13.8         3.9                      17.7
United States (US/USD) ...............   18.6        13.0            2.9       34.5
                                        ------      -----          -----      -----
Total  ...............................   70.2        26.9            2.9      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $50,356,264.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
French Francs...........................        33,305         5.70223   2/6/98    $    (1,769)
                                          --------------                          --------------
  Total Contracts to Buy (Payable amount
   $35,074).............................        33,305                                  (1,769)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 0.07%.


CONTRACTS TO SELL:
----------------------------------------
French Francs...........................        33,305         5.72800   2/6/98          1,611
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $34,916)......................        33,305                                   1,611
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 0.07%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                           $      (158)
                                                                                  --------------
                                                                                  --------------

    The accompanying notes are an integral part of the financial statements.

                                      F23

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Telephone Networks (26.6%)
  Telecomunicacoes Brasileiras S.A. (Telebras) - ADR{\/} .....   BRZL           27,176   $ 3,164,306         4.6
  Telecom Italia SpA - Di Risp-/- ............................   ITLY          717,093     3,152,695         4.6
  WorldCom, Inc.-/- ..........................................   US             62,000     1,875,500         2.8
  SPT Telecom-/- .............................................   CZCH           16,570     1,773,679         2.6
  Cable & Wireless PLC - ADR-/- {\/} .........................   UK             60,000     1,631,250         2.4
  NTL, Inc.-/- {\/} ..........................................   UK             40,000     1,115,000         1.6
  Magyar Tavkozlesi Rt.: .....................................   HGRY               --            --         1.6
    ADR-/- {\/} ..............................................   --             22,400       582,400          --
    Common-/- ................................................   --            100,000       531,529          --
  Portugal Telecom S.A. - ADR{\/} ............................   PORT           22,000     1,034,000         1.5
  Carso Global Telecom "A1" ..................................   MEX           185,900       755,766         1.1
  France Telecom S.A.: .......................................   FR                 --            --         0.8
    ADR-/- {\/} ..............................................   --             12,000       432,000          --
    Common-/- ................................................   --              3,300       119,696          --
  Telstra Corp. Ltd. .........................................   AUSL          260,000       548,831         0.8
  Bell Canada International, Inc.: ...........................   CAN                --            --         0.8
    Common-/- ................................................   --             27,800       425,133          --
    Common-/- {\/} ...........................................   --              5,400        82,350          --
  Telefonica del Peru S.A. - ADR{\/} .........................   PERU           12,200       283,650         0.4
  TeleBermuda International Ltd.(.) -/- {\/} .................   BDA            33,200       273,900         0.4
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ...................................................   VENZ            6,400       266,400         0.4
  Ionica Group PLC-/- ........................................   UK             56,400       126,877         0.2
                                                                                         -----------
                                                                                          18,174,962
                                                                                         -----------
Telecom Equipment (23.7%)
  Nokia Oyj "A" - ADR{\/} ....................................   FIN            46,000     3,220,000         4.7
  ECI Telecommunications Ltd.{\/} ............................   ISRL          100,000     2,550,000         3.7
  Newbridge Networks Corp.-/- ................................   CAN            56,000     1,961,646         2.9
  L.M. Ericsson Telephone Co. - ADR{\/} ......................   SWDN           40,000     1,492,500         2.2
  DSC Communications Corp.-/- ................................   US             47,000     1,128,000         1.7
  Corning, Inc. ..............................................   US             30,000     1,113,750         1.6
  P-COM, Inc.-/- .............................................   US             57,000       983,250         1.4
  ANTEC Corp.-/- .............................................   US             50,000       781,250         1.1
  Tellabs, Inc.-/- ...........................................   US              9,000       475,875         0.7
  Alcatel Alsthom Compagnie Generale d'Electricite ...........   FR              3,700       470,300         0.7
  Tekelec-/- .................................................   US             14,300       436,150         0.6
  Champion Technology Holding Ltd. ...........................   HK          3,586,928       384,223         0.6
  Pairgain Technologies, Inc.-/- .............................   US             14,900       288,688         0.4
  Mitec Telecom, Inc.-/- .....................................   CAN            43,900       245,801         0.4
  Performance Technologies, Inc.-/- ..........................   US             15,000       217,500         0.3
  Allen Telecom, Inc.-/- .....................................   US             11,000       202,813         0.3
  Geotek Communications, Inc.-/- .............................   US            100,000       153,125         0.2
  Teledata Communications Ltd.-/- {\/} .......................   ISRL            8,000       146,000         0.2
                                                                                         -----------
                                                                                          16,250,871
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F24

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Wireless Communications (17.0%)
  Nextel Communications, Inc. "A"-/- .........................   US            106,000   $ 2,756,000         4.0
  Millicom International Cellular S.A.-/- {\/} ...............   LUX            46,000     1,730,750         2.5
  Vimpel-Communications - ADR-/- {\/} ........................   RUS            40,000     1,425,000         2.1
  Grupo Iusacell S.A. "L" - ADR-/- {\/} ......................   MEX            65,000     1,409,688         2.1
  Paging Network, Inc.-/- ....................................   US             85,000       913,750         1.3
  DDI Corp. ..................................................   JPN               327       864,483         1.3
  WinStar Communications, Inc.-/- ............................   US             25,000       623,438         0.9
  Western Wireless Corp. "A"-/- ..............................   US             29,600       514,300         0.8
  Clearnet Communications, Inc. "A"-/- .......................   CAN            40,700       448,646         0.7
  Vodafone Group PLC .........................................   UK             46,617       336,040         0.5
  Powertel, Inc.-/- ..........................................   US             15,000       251,250         0.4
  Microcell Telecommunications, Inc. "B"-/- {\/} .............   CAN            24,000       162,000         0.2
  China Telecom (Hong Kong) Ltd.-/- ..........................   HK             60,000       102,988         0.2
                                                                                         -----------
                                                                                          11,538,333
                                                                                         -----------
Telephone - Regional/Local (8.7%)
  ICG Communications, Inc.-/- ................................   US             60,500     1,648,625         2.4
  GTE Corp. ..................................................   US             30,000     1,567,500         2.3
  Intermedia Communications of Florida, Inc.-/- ..............   US             23,000     1,397,250         2.0
  Teleport Communications Group, Inc. "A"-/- .................   US             15,000       823,125         1.2
  ING Barings Russian Regional Telecommunications Basket
   Bridge Certificates-/ - {=} {\/} ..........................   RUS                66       444,453         0.7
  NEXTLINK Communications, Inc. "A"-/- .......................   US              2,900        61,806         0.1
                                                                                         -----------
                                                                                           5,942,759
                                                                                         -----------
Multi-Industry (6.4%)
  Mannesmann AG ..............................................   GER             5,900     2,981,985         4.4
  Grupo Carso, S.A. de C.V. "A1" .............................   MEX           150,000     1,003,966         1.5
  Hutchison Whampoa ..........................................   HK             49,000       307,337         0.5
                                                                                         -----------
                                                                                           4,293,288
                                                                                         -----------
Aerospace/Defense (2.9%)
  Orbital Sciences Corp.-/- ..................................   US             66,000     1,963,500         2.9
                                                                                         -----------
Cable Television (2.4%)
  Comcast UK Cable Partners Ltd. "A"{\/} .....................   UK             85,000       802,188         1.2
  Comcast Corp. "A" ..........................................   US             22,000       694,375         1.0
  United International Holdings, Inc. "A"-/- .................   US             12,000       138,000         0.2
                                                                                         -----------
                                                                                           1,634,563
                                                                                         -----------
Telephone - Long Distance (1.6%)
  Call-Net Enterprises, Inc. "B"-/- ..........................   CAN            61,300       963,175         1.4
  RSL Communications Ltd. "A"-/- .............................   US              5,100       112,200         0.2
                                                                                         -----------
                                                                                           1,075,375
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F25

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Telecom Technology (1.3%)
  Uniphase Corp.-/- ..........................................   US             21,000   $   868,871         1.3
                                                                                         -----------
Semiconductors (0.4%)
  DSP Communications, Inc.-/- ................................   US             23,400       280,800         0.4
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $53,078,512) ..................                            62,023,322        91.0
                                                                                         -----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $5,715,000 of U.S. Treasury Notes, 7.875%
   due 11/15/07 (market value of collateral is $6,272,213,
   including accrued interest). (cost $6,148,000)  ...........                             6,148,000         9.0
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $59,226,512)  * ......................                            68,171,322       100.0
Other Assets and Liabilities .................................                                14,821          --
                                                                                         -----------       -----

NET ASSETS ...................................................                           $68,186,143       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        (.) Restricted securities: At December 31, 1997 the Fund owned the following restricted security constituting less than 0.5% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1).

                                                                                                       VALUE
                                                                                                        PER
                                                                                                       SHARE
                                                                                         ACQUISITION   (NOTE
             DESCRIPTION                                      ACQUISITION DATE   SHARES     COST         1)
             -----------------------------------------------  -----------------  ------  -----------   ------
             TeleBermuda International Ltd..................       10/4/96       33,200  $  282,200    8.25

        {=} Issued by ING Barings, the value of which is linked to the underlying value of a basket of shares issued by Russian regional telephone companies.
          * For Federal income tax purposes, cost is $59,226,512 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  13,320,057
                 Unrealized depreciation:            (4,375,247)
                                                  -------------
                 Net unrealized appreciation:     $   8,944,810
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F26

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    0.8                   0.8
Bermuda (BDA/BMD) ....................    0.4                   0.4
Brazil (BRZL/BRL) ....................    4.6                   4.6
Canada (CAN/CAD) .....................    6.4                   6.4
Czech Republic (CZCH/CSK) ............    2.6                   2.6
Finland (FIN/FIM) ....................    4.7                   4.7
France (FR/FRF) ......................    1.5                   1.5
Germany (GER/DEM) ....................    4.4                   4.4
Hong Kong (HK/HKD) ...................    1.3                   1.3
Hungary (HGRY/HUF) ...................    1.6                   1.6
Israel (ISRL/ILS) ....................    3.9                   3.9
Italy (ITLY/ITL) .....................    4.6                   4.6
Japan (JPN/JPY) ......................    1.3                   1.3
Luxembourg (LUX/LUF) .................    2.5                   2.5
Mexico (MEX/MXN) .....................    4.7                   4.7
Peru (PERU/PES) ......................    0.4                   0.4
Portgual (PORT/PTE) ..................    1.5                   1.5
Russia (RUS/SUR) .....................    2.8                   2.8
Sweden (SWDN/SEK) ....................    2.2                   2.2
United Kingdom (UK/GBP) ..............    5.9                   5.9
United States (US/USD) ...............   32.5        9.0       41.5
Venezuela (VENZ/VEB) .................    0.4                   0.4
                                        ------     -----      -----
Total  ...............................   91.0        9.0      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $68,186,143.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                                                                         UNREALIZED
                                            MARKET VALUE                     DELIVERY   APPRECIATION
CONTRACTS TO BUY:                          (U.S. DOLLARS)    CONTRACT PRICE    DATE    (DEPRECIATION)
----------------------------------------  ----------------   --------------  --------  ---------------
Japanese Yen............................         115,680          127.15000  02/12/98   $     (2,292)
Japanese Yen............................         115,680          129.29000  02/12/98           (338)
Japanese Yen............................         115,680          126.69000  02/12/98         (2,719)
Swedish Kroner..........................         592,285            7.74600  01/21/98        (14,479)
                                          ----------------                             ---------------
  Total Contracts to Buy (Payable amount
   $959,153)............................         939,325                                     (19,828)
                                          ----------------                             ---------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 1.38%.


CONTRACTS TO SELL:
----------------------------------------
British Pounds..........................       1,312,454            0.61936  01/20/98        (20,798)
Deutsche Marks..........................         334,664            1.72492  02/23/98         13,178
Deutsche Marks..........................         446,311            1.73540  02/27/98         14,678
Finnish Markka..........................       1,561,461            5.28300  01/21/98         47,474
Italian Liras...........................       1,696,712         1730.40000  01/21/98         36,992
Japanese Yen............................         771,198          122.50500  02/12/98         45,094
Swedish Kroner..........................       1,764,257            7.61030  01/21/98         75,355
                                          ----------------                             ---------------
  Total Contracts to Sell (Receivable
   amount $8,099,030)...................       7,887,057                                     211,973
                                          ----------------                             ---------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 11.57%.

  Total Open Forward Foreign Currency
   Contracts, Net.......................                                                $    192,145
                                                                                       ---------------
                                                                                       ---------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F27

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (19.5%)
  Telecomunicacoes Brasileiras S.A. (Telebras): ..............   BRZL               --            --         4.5
    TELEPHONE NETWORKS
    ADR{\/} ..................................................   --              4,048   $   471,339          --
    Common ...................................................   --          2,534,538       257,769          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ............   MEX             5,118       286,928         1.7
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd.: ....................................   SAFR               --            --         1.4
    RETAILERS-OTHER
    Common ...................................................   --            130,231       189,831          --
    "N" ......................................................   --             21,100        28,631          --
  Magyar Tavkozlesi Rt. - ADR-/- {\/} ........................   HGRY            6,900       179,400         1.1
    TELEPHONE NETWORKS
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} ..........   CHLE            5,134       153,378         0.9
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V.: .......................................   MEX                --            --         0.9
    RETAILERS-OTHER
    "V" ......................................................   --             32,502        80,167          --
    "C" ......................................................   --             32,000        71,790          --
  Telefonica del Peru S.A. - ADR{\/} .........................   PERU            6,320       146,940         0.9
    TELEPHONE NETWORKS
  Mahanagar Telephone Nigam Ltd.: ............................   IND                --            --         0.9
    TELECOM - OTHER
    Common ...................................................   --             14,800        97,657          --
    GDR-/- {\/} ..............................................   --              3,100        48,081          --
  Telefonica de Argentina S.A. - ADR{\/} .....................   ARG             2,763       102,922         0.6
    TELEPHONE NETWORKS
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ....................................................   BRZL          416,633        98,932         0.6
    BUSINESS & PUBLIC SERVICES
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ...............   BRZL               --            --         0.6
    TELEPHONE NETWORKS
    Preferred ................................................   --            243,769        64,872          --
    Common-/- ................................................   --            143,100        32,568          --
  Vimpel-Communications - ADR-/- {\/} ........................   RUS             2,500        89,063         0.5
    WIRELESS COMMUNICATIONS
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ...................................................   VENZ            1,895        78,879         0.5
    TELEPHONE NETWORKS
  Carso Global Telecom "A1" ..................................   MEX            16,500        67,080         0.4
    TELEPHONE NETWORKS
  Nortel Inversora S.A. - ADR{\/} ............................   ARG             2,300        58,650         0.4
    TELEPHONE - REGIONAL/LOCAL
  Guangshen Railway Co., Ltd. ................................   HK            211,000        55,824         0.3
    TRANSPORTATION - ROAD & RAIL
  Guangnan Holdings ..........................................   HK             61,000        49,990         0.3
    WHOLESALE & INTERNATIONAL TRADE
  Indian Hotels Co., Ltd. - GDR{\/} ..........................   IND             2,600        48,913         0.3
    LEISURE & TOURISM
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} .................   MEX             1,100        42,556         0.3
    BROADCASTING & PUBLISHING
  Danubius Hotel and Spa Rt.-/- ..............................   HGRY            1,367        41,558         0.3
    LEISURE & TOURISM

    The accompanying notes are an integral part of the financial statements.

                                      F28

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (Continued)
  Telecom Argentina S.A. - ADR{\/} ...........................   ARG             1,100   $    39,325         0.2
    TELEPHONE - LONG DISTANCE
  Santa Isabel S.A. - ADR{\/} ................................   CHLE            2,052        35,910         0.2
    RETAILERS-FOOD
  PT Indosat .................................................   INDO           17,000        32,717         0.2
    TELECOM - OTHER
  Migros Turk T.A.S. .........................................   TRKY           30,500        27,627         0.2
    RETAILERS-FOOD
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} ........   PAK               400        27,000         0.2
    TELEPHONE NETWORKS
  PT Matahari Putra Prima ....................................   INDO          258,000        21,906         0.1
    RETAILERS-APPAREL
  Super Sol Ltd. .............................................   ISRL            7,688        21,814         0.1
    RETAILERS-FOOD
  Shanghai Hai Xing Shipping Co., Ltd. "H"-/- {*} ............   CHNA           78,000        19,932         0.1
    TRANSPORTATION - SHIPPING
  Telekom Malaysia Bhd. ......................................   MAL             6,000        17,761         0.1
    TELEPHONE NETWORKS
  Advanced Info. Service - Foreign ...........................   THAI            3,500        17,462         0.1
    WIRELESS COMMUNICATIONS
  Sonae Investimentos-Sociedade Gestora de Participacoes
   Sociais S.A. ..............................................   PORT              423        17,113         0.1
    RETAILERS-OTHER
  Genting Bhd. ...............................................   MAL             6,000        15,058         0.1
    LEISURE & TOURISM
  Tanjong PLC ................................................   MAL             9,000        14,942         0.1
    LEISURE & TOURISM
  PT Citra Marga Nusaphala Persada ...........................   INDO          130,000        14,717         0.1
    BUSINESS & PUBLIC SERVICES
  BEC World Public Co., Ltd. - Foreign .......................   THAI            2,200         9,131         0.1
    BROADCASTING & PUBLISHING
  TelecomAsia Corp. - Foreign-/- .............................   THAI           42,700         8,448         0.1
    TELEPHONE NETWORKS
  Jeronimo Martins, Sociedade Gestora de Participacoes Sociais
   S.A. ......................................................   PORT              221         6,998          --
    RETAILERS-OTHER
  Siam Makro Public Co., Ltd. - Foreign ......................   THAI            6,000         6,903          --
    RETAILERS-OTHER
  Investec-Consultoria Internacional S.A.-/- .................   PORT              204         6,042          --
    BROADCASTING & PUBLISHING
  Konsortium Perkapalan Bhd. .................................   MAL            12,000         5,560          --
    TRANSPORTATION - SHIPPING
                                                                                         -----------
                                                                                           3,210,084
                                                                                         -----------
Energy (15.8%)
  LUKoil Holding - ADR{\/} ...................................   RUS             3,550       324,825         2.0
    OIL
  Sasol Ltd. .................................................   SAFR           24,546       257,370         1.6
    ENERGY SOURCES
  Centrais Eletricas Brasileiras S.A.-Eletrobras "B" -
   ADR{\/} ...................................................   BRZL            8,816       228,112         1.4
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                      F29

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (Continued)
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} .....   BRZL            4,720   $   202,960         1.2
    ELECTRICAL & GAS UTILITIES
  Petroleo Brasileiro S.A. (Petrobras) Preferred .............   BRZL          801,780       187,513         1.1
    OIL
  Unified Energy Systems - Reg S GDR-/- {c} {\/} .............   RUS             6,100       183,000         1.1
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. .....................   BRZL          333,328       138,881         0.8
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. .................................   BRZL          461,507       138,535         0.8
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} .....................................   CHLE            4,583       132,907         0.8
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} .........................................   ARG             2,978       101,810         0.6
    OIL
  C.A. La Electricidad de Caracas ............................   VENZ           83,854       100,698         0.6
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. - ADR{\/} ...................................   CHLE            3,996        97,902         0.6
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR{\/} ...................................   RUS             7,960        80,635         0.5
    OIL
  Empresa Nacional de Electricidad S.A. - ADR{\/} ............   CHLE            4,377        77,418         0.5
    ELECTRICAL & GAS UTILITIES
  The Hub Power Co., Ltd. - GDR-/- {\/} ......................   PAK             2,000        61,500         0.4
    ENERGY SOURCES
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} .........   HGRY            2,200        53,460         0.3
    ENERGY SOURCES
  Pakistan State Oil Co., Ltd. ...............................   PAK             5,280        44,934         0.3
    OIL
  Bombay Suburban Electric Supply (BSES) Ltd. ................   IND             8,850        38,705         0.2
    ELECTRICAL & GAS UTILITIES
  Tenaga Nasional Bhd. .......................................   MAL            18,000        38,456         0.2
    ELECTRICAL & GAS UTILITIES
  Mosenergo - ADR-/- {\/} ....................................   RUS               942        34,760         0.2
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. "B" .....................................   ARG             4,526        32,322         0.2
    OIL
  Petronas Gas Bhd. ..........................................   MAL            11,000        25,058         0.2
    OIL
  Electricity Generating Public Co., Ltd. - Foreign ..........   THAI            8,200        15,871         0.1
    ELECTRICAL & GAS UTILITIES
  PTT Exploration and Production Public Co., Ltd. -
   Foreign ...................................................   THAI            1,100        13,105         0.1
    OIL
  Companhia Paranaense de Energia - Copel ....................   BRZL          504,000         5,645          --
    ELECTRICAL & GAS UTILITIES
  Banpu Public Co., Ltd. - Foreign ...........................   THAI              500         2,075          --
    ELECTRICAL & GAS UTILITIES
                                                                                         -----------
                                                                                           2,618,457
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F30

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Multi-Industry/Miscellaneous (14.8%)
  GT Taiwan Fund-/- +X+ {\/} .................................   TWN            49,751   $   627,861         3.8
    COUNTRY FUNDS
  Barlow Ltd. ................................................   SAFR           22,457       190,681         1.2
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" .............................   MEX            25,500       170,674         1.0
    MULTI-INDUSTRY
  ITC Ltd.: ..................................................   IND                --            --         0.9
    MULTI-INDUSTRY
    Common ...................................................   --              6,500       102,820          --
    GDR-/- {\/} ..............................................   --              2,100        42,210          --
  Anglo American Corporation of South Africa Ltd. ............   SAFR            3,403       137,547         0.8
    CONGLOMERATE
  Rembrandt Group Ltd. .......................................   SAFR           18,217       132,957         0.8
    CONGLOMERATE
  Shanghai Industrial Holdings Ltd. ..........................   HK             35,000       130,090         0.8
    MULTI-INDUSTRY
  China Resources Enterprise Ltd. ............................   HK             56,000       125,031         0.8
    CONGLOMERATE
  The Saudi Arabian Investment Fund Ltd.-/- {\/} .............   UK             12,000       100,500         0.6
    COUNTRY FUNDS
  Sanluis Corporacion, S.A. de C.V. ..........................   MEX            10,637        87,411         0.5
    CONGLOMERATE
  Delta Corporation Ltd. (subdivision) .......................   ZBBW          122,800        84,110         0.5
    MULTI-INDUSTRY
  NASR (El) City Company For Housing & Construction ..........   EGPT            1,250        81,001         0.5
    MISCELLANEOUS
  PT Gudang Garam ............................................   INDO           50,500        79,800         0.5
    MULTI-INDUSTRY
  John Keells Holdings Ltd.-/- ...............................   SLNKA          11,000        59,903         0.4
    MULTI-INDUSTRY
  PT Telekomunikasi Indonesia ................................   INDO           93,000        51,325         0.3
    MULTI-INDUSTRY
  Koc Holding AS .............................................   TRKY          174,600        40,909         0.2
    CONGLOMERATE
  Empresas La Moderna, S.A. de C.V. "A"-/- ...................   MEX             7,500        40,809         0.2
    MULTI-INDUSTRY
  Koor Industries Ltd. - ADR{\/} .............................   ISRL            1,345        29,506         0.2
    CONGLOMERATE
  Alfa, S.A. de C.V. "A" .....................................   MEX             4,000        27,119         0.2
    CONGLOMERATE
  PT Hanjaya Mandala Sampoerna ...............................   INDO           34,000        26,623         0.2
    MULTI-INDUSTRY
  YTL Corporation Bhd. .......................................   MAL            16,000        21,622         0.1
    MULTI-INDUSTRY
  Discount Investment Corp. ..................................   ISRL              732        20,480         0.1
    MULTI-INDUSTRY
  Quinenco S.A. - ADR-/- {\/} ................................   CHLE            1,700        19,550         0.1
    CONGLOMERATE
  PT Bimantara Citra .........................................   INDO           61,000        12,085         0.1
    MULTI-INDUSTRY

    The accompanying notes are an integral part of the financial statements.

                                      F31

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Multi-Industry/Miscellaneous (Continued)
  Sime Darby Bhd. ............................................   MAL             7,000   $     6,739          --
    MISCELLANEOUS
                                                                                         -----------
                                                                                           2,449,363
                                                                                         -----------
Finance (12.7%)
  ABSA Group Ltd. ............................................   SAFR           38,125       219,470         1.3
    BANKS-REGIONAL
  State Bank of India Ltd. - GDR{\/} .........................   IND             7,380       131,918         0.8
    BANKS-REGIONAL
  Unibanco Units-/- ..........................................   BRZL        1,845,564       125,684         0.8
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ...................................................   CHLE            7,022       119,813         0.7
    INVESTMENT MANAGEMENT
  Akbank T.A.S. ..............................................   TRKY        1,280,000       112,850         0.7
    BANKS-REGIONAL
  Commercial International Bank: .............................   EGPT               --            --         0.6
    BANKS-MONEY CENTER
    Common ...................................................   --              5,000       101,119          --
    144A GDR{.} {\/} .........................................   --                200         4,200          --
  Turkiye Is Bankasi (Isbank) "C" ............................   TRKY          542,800        98,333         0.6
    BANKS-MONEY CENTER
  Liberty Life Association of Africa Ltd. ....................   SAFR            3,400        87,377         0.5
    INSURANCE-LIFE
  Credicorp Ltd. - ADR{\/} ...................................   PERU            4,300        77,400         0.5
    BANKS-MONEY CENTER
  Global Menkul Degerler AS-/- ...............................   TRKY        3,540,026        75,247         0.5
    SECURITIES BROKER
  Banco Rio de La Plata S.A. - ADR-/- {\/} ...................   ARG             5,100        71,400         0.4
    BANKS-MONEY CENTER
  C.G. Smith Ltd. ............................................   SAFR           16,800        69,079         0.4
    INVESTMENT MANAGEMENT
  Egyptian American Bank SAE .................................   EGPT            2,100        65,567         0.4
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ...........   ARG             2,374        64,988         0.4
    BANKS-MONEY CENTER
  Haci Omer Sabanci Holding AS: ..............................   TRKY               --            --         0.4
    INVESTMENT MANAGEMENT
    Common-/- ................................................   --            829,000        51,062          --
    ADR Reg S-/- {c} {\/} ....................................   --                700        10,675          --
  Banco de A. Edwards - ADR{\/} ..............................   CHLE            3,463        58,871         0.4
    BANKS-MONEY CENTER
  Aksigorta AS ...............................................   TRKY          862,500        55,208         0.3
    INSURANCE - MULTI-LINE
  Nedcor Ltd. ................................................   SAFR            2,400        53,289         0.3
    BANKS-REGIONAL
  Golden Hope Plantations Bhd. ...............................   MAL            40,000        46,332         0.3
    INVESTMENT MANAGEMENT
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ....   ARG             1,400        36,050         0.2
    BANKS-MONEY CENTER
  Berjaya Sports Toto Bhd. ...................................   MAL            14,000        35,856         0.2
    REAL ESTATE

    The accompanying notes are an integral part of the financial statements.

                                      F32

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Finance (Continued)
  National Development Bank-/- ...............................   SLNKA           7,800   $    29,045         0.2
    BANKS-REGIONAL
  Muslim Commercial Bank Ltd.-/- .............................   PAK            32,100        28,813         0.2
    BANKS-MONEY CENTER
  Banco Santander Chile - ADR{\/} ............................   CHLE            2,000        28,250         0.2
    BANKS-REGIONAL
  Bank Hapoalim Ltd. .........................................   ISRL           11,434        27,462         0.2
    BANKS-REGIONAL
  Bank Leumi Le - Israel .....................................   ISRL           14,626        24,577         0.2
    BANKS-REGIONAL
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} .......   ARG               650        24,456         0.1
    REAL ESTATE
  Malayan Banking Bhd. .......................................   MAL             8,000        23,269         0.1
    BANKS-MONEY CENTER
  Kazkommertsbank Co. - GDR-/- {\/} ..........................   KAZ             1,070        21,400         0.1
    BANKS-REGIONAL
  Turkiye Garanti Bankasi AS .................................   TRKY          416,000        20,599         0.1
    BANKS-REGIONAL
  Bank Slaski S.A. ...........................................   POL               363        20,109         0.1
    BANKS-MONEY CENTER
  MISR International Bank SAE - GDR-/- {\/} ..................   EGPT            1,000        14,675         0.1
    BANKS-MONEY CENTER
  Yapi ve Kredi Bankasi AS ...................................   TRKY          299,645        11,436         0.1
    BANKS-REGIONAL
  Bangkok Bank Public Co., Ltd. - Foreign ....................   THAI            4,100        10,581         0.1
    BANKS-MONEY CENTER
  Thai Farmers Bank Public Co., Ltd. - Foreign ...............   THAI            5,600        10,538         0.1
    BANKS-REGIONAL
  F.I.B.I. Holdings Ltd. .....................................   ISRL               48         8,623         0.1
    BANKS-SUPER REGIONAL
  Malaysian Assurance Alliance Bhd. ..........................   MAL             5,900         6,773          --
    INSURANCE - MULTI-LINE
                                                                                         -----------
                                                                                           2,082,394
                                                                                         -----------
Materials/Basic Industry (11.2%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" .................   MEX            58,809       287,922         1.7
    PAPER/PACKAGING
  Suez Cement Co. - Reg S GDR{c} {\/} ........................   EGPT            9,963       203,494         1.2
    CEMENT
  Helwan Portland Cement Co.-/- ..............................   EGPT            6,500       131,149         0.8
    CEMENT
  SA Iron & Steel Industrial Corporation Ltd. (ISCOR) ........   SAFR          373,247       110,501         0.7
    METALS - STEEL
  Sappi Ltd. .................................................   SAFR           21,652       109,061         0.7
    FOREST PRODUCTS
  Industrias Penoles S.A. (CP) ...............................   MEX            23,240       105,139         0.6
    METALS - NON-FERROUS
  De Beers Centenary AG - Linked Unit{.:} ....................   SAFR            4,400        89,556         0.5
    MISC. MATERIALS & COMMODITIES

    The accompanying notes are an integral part of the financial statements.

                                      F33

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Materials/Basic Industry (Continued)
  Apasco, S.A. de C.V. .......................................   MEX            11,931   $    82,813         0.5
    CEMENT
  Torah Portland Cement Co. ..................................   EGPT            3,600        82,699         0.5
    CEMENT
  Pannonplast Rt. ............................................   HGRY            1,301        68,584         0.4
    MISC. MATERIALS & COMMODITIES
  Helioplis Housing ..........................................   EGPT              500        66,642         0.4
    BUILDING MATERIALS & COMPONENTS
  Turk Sise ve Cam Fabrikalari AS-/- .........................   TRKY          740,000        54,517         0.3
    GLASS
  Ameriyah Cement Co. ........................................   EGPT            2,000        46,834         0.3
    CEMENT
  Grupo Mexico S.A. "L" ......................................   MEX            14,200        44,881         0.3
    METALS - NON-FERROUS
  Siderca S.A. ...............................................   ARG            14,900        41,430         0.3
    METALS - STEEL
  Israel Chemicals Ltd. ......................................   ISRL           23,326        31,608         0.2
    CHEMICALS
  North Cairo Flour Mills ....................................   EGPT            1,000        28,571         0.2
    MISC. MATERIALS & COMMODITIES
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ..........   CHLE              600        26,400         0.2
    CHEMICALS
  Hindalco Industries Ltd.: ..................................   IND                --            --         0.1
    METALS - NON-FERROUS
    GDR{\/} ..................................................   --                800        15,750          --
    Common ...................................................   --                400         7,601          --
  HI Cement Corp. ............................................   PHIL          305,000        23,256         0.1
    CEMENT
  Maanshan Iron and Steel Co. "H"{*} .........................   CHNA          174,000        19,312         0.1
    METALS - STEEL
  Agros Holding S.A. "C"-/- ..................................   POL               766        15,886         0.1
    MISC. MATERIALS & COMMODITIES
  PT Indah Kiat Pulp & Paper Corp.Tbk ........................   INDO           85,000        15,637         0.1
    PAPER/PACKAGING
  PT Aneka Tambang-/- ........................................   INDO           60,500        15,125         0.1
    METALS - NON-FERROUS
  Engro Chemicals Pakistan Ltd. ..............................   PAK             5,800        15,045         0.1
    CHEMICALS
  Nampak Ltd. ................................................   SAFR            4,400        13,207         0.1
    PAPER/PACKAGING
  Cosco Pacific Ltd. .........................................   HK             16,000        13,009         0.1
    PAPER/PACKAGING
  Compania de Minas Buenaventura S.A. - ADR{\/} ..............   PERU              800        12,800         0.1
    METALS - NON-FERROUS
  IOI Corporation Bhd. .......................................   MAL            36,000        11,676         0.1
    MISC. MATERIALS & COMMODITIES
  Cahya Mata Sarawak Bhd. ....................................   MAL            16,000         9,843         0.1
    BUILDING MATERIALS & COMPONENTS
  Fauji Fertilizer Co., Ltd. .................................   PAK             5,100         9,764         0.1
    MISC. MATERIALS & COMMODITIES

    The accompanying notes are an integral part of the financial statements.

                                      F34

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Materials/Basic Industry (Continued)
  Makhteshim Chemical Works Ltd.-/- ..........................   ISRL            1,200   $     8,690         0.1
    CHEMICALS
  Shanghai Petrochemical Co., Ltd. "H" .......................   HK             39,000         6,090          --
    CHEMICALS
  The Siam Cement Public Co., Ltd. - Foreign .................   THAI              700         5,720          --
    CEMENT
  Yizheng Chemical Fibre Co., Ltd.{*} ........................   CHNA           20,000         3,614          --
    CHEMICALS
                                                                                         -----------
                                                                                           1,833,826
                                                                                         -----------
Consumer Non-Durables (7.2%)
  Fomento Economico Mexicano, S.A. de C.V. "B" ...............   MEX            26,334       210,528         1.3
    BEVERAGES - ALCOHOLIC
  South African Breweries Ltd. ...............................   SAFR            8,523       210,271         1.3
    BEVERAGES - ALCOHOLIC
  Gruma S.A. "B"-/- ..........................................   MEX            42,097       166,969         1.0
    FOOD
  Hindustan Lever Ltd. .......................................   IND             2,800        99,074         0.6
    PERSONAL CARE/COSMETICS
  Companhia Cervejaria Brahma Preferred ......................   BRZL          142,241        95,592         0.6
    BEVERAGES - ALCOHOLIC
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.} {\/} ............   EGPT            3,000        84,750         0.5
    BEVERAGES - ALCOHOLIC
  Eastern Tobacco Co. ........................................   EGPT            2,700        62,836         0.4
    TOBACCO
  Embotelladora Andina S.A. "B" - ADR{\/} ....................   CHLE            3,207        62,336         0.4
    BEVERAGES - NON-ALCOHOLIC
  Reliance Industries Ltd. - GDR{\/} .........................   IND             6,200        52,313         0.3
    TEXTILES & APPAREL
  Compania Cervecerias Unidas S.A. - ADR{\/} .................   CHLE            1,400        41,125         0.3
    BEVERAGES - ALCOHOLIC
  C.G. Smith Foods Ltd. ......................................   SAFR            2,000        28,783         0.2
    FOOD
  Ng Fung Hong Ltd. ..........................................   HK             22,000        23,140         0.1
    FOOD
  Kuala Lumpur Kepong Bhd. ...................................   MAL            10,000        21,493         0.1
    OTHER CONSUMER GOODS
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ..................   POL               215        18,080         0.1
    BEVERAGES - ALCOHOLIC
  Rothmans of Pall Mall Bhd. .................................   MAL               800         6,229          --
    TOBACCO
  Oriental Weavers "C"-/- ....................................   EGPT              350         6,082          --
    TEXTILES & APPAREL
                                                                                         -----------
                                                                                           1,189,601
                                                                                         -----------
Health Care (1.7%)
  Richter Gedeon Rt. - Reg S GDR{c} {\/} .....................   HGRY              805        92,474         0.6
    PHARMACEUTICALS
  Egypt International Pharmaceutical Industries Co.
   (EIPICO) ..................................................   EGPT            1,000        70,103         0.4
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                                      F35

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Health Care (Continued)
  Teva Pharmaceutical Industries Ltd. ........................   ISRL            1,238   $    58,767         0.4
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. ..................................   IND             3,000        54,035         0.3
    MEDICAL TECHNOLOGY & SUPPLIES
  PT Kalbe Farma - Foreign ...................................   INDO           31,000         5,703          --
    PHARMACEUTICALS
                                                                                         -----------
                                                                                             281,082
                                                                                         -----------
Consumer Durables (1.4%)
  Bajaj Auto Ltd. ............................................   IND             5,850        90,518         0.5
    AUTOMOBILES
  Arcelik AS .................................................   TRKY          566,466        53,363         0.3
    APPLIANCES & HOUSEHOLD
  Qingling Motors Co., Ltd.{*} ...............................   CHNA           78,000        38,253         0.2
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd. - GDR{\/} ........   IND             4,200        35,007         0.2
    AUTOMOBILES
  Mahindra & Mahindra Ltd. ...................................   IND             3,800        31,246         0.2
    AUTOMOBILES
                                                                                         -----------
                                                                                             248,387
                                                                                         -----------
Capital Goods (1.0%)
  Empresas ICA Sociedad Controladora, S.A. de C.V. -
   ADR{\/} ...................................................   MEX             2,300        37,806         0.2
    CONSTRUCTION
  Cheung Kong Infrastructure Holdings ........................   HK             12,000        33,916         0.2
    CONSTRUCTION
  New World Infrastructure Ltd.-/- ...........................   HK             13,000        29,277         0.2
    CONSTRUCTION
  Elektrim Spolka Akcyjna S.A. ...............................   POL             2,882        27,919         0.2
    ELECTRICAL PLANT/EQUIPMENT
  Irkutskenergo - ADR{\/} ....................................   RUS             1,898        18,031         0.1
    ELECTRICAL PLANT/EQUIPMENT
  ECI Telecommunications Ltd.{\/} ............................   ISRL              650        16,575         0.1
    TELECOM EQUIPMENT
  Arabian International Construction-/- ......................   EGPT              275         7,776          --
    CONSTRUCTION
  Sungmi Telecom Electronics Co. .............................   KOR                 1            28          --
    TELECOM EQUIPMENT
                                                                                         -----------
                                                                                             171,328
                                                                                         -----------
Technology (0.3%)
  Clal Electronics Industries Ltd. ...........................   ISRL              173        25,155         0.2
    SEMICONDUCTORS
  Tadiran Ltd. ...............................................   ISRL              500        17,851         0.1
    TELECOM TECHNOLOGY
                                                                                         -----------
                                                                                              43,006
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $15,806,682) ..................                            14,127,528        85.6
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F36

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Government & Government Agency Obligations (0.1%)
  Pakistan (0.1%)
    Republic of Pakistan, 6% due 2/26/02 - Reg S-/- {c} (cost
     $13,764) ................................................   USD            15,000   $    13,650         0.1
                                                                                         -----------       -----


                                                                             NO. OF
WARRANTS                                                        COUNTRY     WARRANTS
--------------------------------------------------------------  --------   -----------
  Belle Corp. Warrants, expire 2002 (cost $0) ................   PHIL           41,720            65          --
                                                                                         -----------       -----
    OIL

REPURCHASE AGREEMENT
--------------------------------------------------------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $2,475,000 U.S. Treasury Notes, 7.875%
   due 11/15/07 (market value of collateral is $2,716,313,
   including accrued interest). (cost $2,659,000)  ...........                             2,659,000        16.1
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $18,479,446)  * ......................                            16,800,243       101.8
Other Assets and Liabilities .................................                              (291,486)       (1.8)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $16,508,757       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {*}  Security denominated in Hong Kong Dollars.
        {.} Security exempt from registration under Rule144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A andadditional restrictions may apply in the resale of such securities.
       {.:} Each Centenary Linked Unit consists of 1registered deferred share of De Beers Consolidated Mine + 1 Centenary Depositary Receipt.
        +X+ The GT Global Variable Emerging Markets Fund (the"Fund") has invested in the GT Global Taiwan Fund, a fund managed by GT Asset Management Ltd. who is an affiliate of the Fund's manager, [Chancellor LGT] Asset Management, Inc.
          * For Federal income tax purposes, cost is $18,619,373 andappreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     745,251
                 Unrealized depreciation:            (2,564,381)
                                                  -------------
                 Net unrealized depreciation:     $  (1,819,130)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F37

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    3.4                                   3.4
Brazil (BRZL/BRL) ....................   12.4                                  12.4
Chile (CHLE/CLP) .....................    5.3                                   5.3
China (CHNA/RMB) .....................    0.4                                   0.4
Egypt (EGPT/EGP) .....................    6.3                                   6.3
Hong Kong (HK/HKD) ...................    2.8                                   2.8
Hungary (HGRY/HUF) ...................    2.7                                   2.7
India (IND/INR) ......................    5.3                                   5.3
Indonesia (INDO/IDR) .................    1.7                                   1.7
Israel (ISRL/ILS) ....................    2.0                                   2.0
Kazakhstan (KAZ/KTS) .................    0.1                                   0.1
Malaysia (MAL/MYR) ...................    1.7                                   1.7
Mexico (MEX/MXN) .....................   10.8                                  10.8
Pakistan (PAK/PKR) ...................    1.3         0.1                       1.4
Peru (PERU/PES) ......................    1.5                                   1.5
Philippines (PHIL/PHP) ...............    0.1                                   0.1
Poland (POL/PLZ) .....................    0.5                                   0.5
Portugal (PORT/PTE) ..................    0.1                                   0.1
Russia (RUS/SUR) .....................    4.4                                   4.4
South Africa (SAFR/ZAR) ..............   11.8                                  11.8
Sri Lanka (S LNKA/LKR) ...............    0.6                                   0.6
Taiwan (TWN/TWD) .....................    3.8                                   3.8
Thailand (THAI/THB) ..................    0.7                                   0.7
Turkey (TRKY/TRL) ....................    3.7                                   3.7
United Kingdom (UK/GBP) ..............    0.6                                   0.6
United States (US/USD) ...............                              14.3       14.3
Venezuela (VENZ/VEB) .................    1.1                                   1.1
Zimbabwe (ZBBW/ZWD) ..................    0.5                                   0.5
                                        ------      -----          -----      -----
Total  ...............................   85.6         0.1           14.3      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $16,508,757.

    The accompanying notes are an integral part of the financial statements.

                                      F38

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Electrical & Gas Utilities (29.7%)
  AES Corp.-/- ................................................   US              6,400   $  298,400         3.4
  Endesa S.A. - ADR{\/} .......................................   SPN            15,200      276,450         3.2
  Hub Power Co.-/- ............................................   PAK           204,000      265,627         3.0
  IES Industries, Inc. ........................................   US              6,900      254,006         2.9
  Edison S.p.A. ...............................................   ITLY           38,200      228,681         2.6
  Light - Participacoes S.A. ..................................   BRZL          650,000      195,116         2.2
  EVN Energie-Versorgung Niederoesterreich AG .................   ASTRI           1,400      184,021         2.1
  Light - Servicos de Electricidade S.A. ......................   BRZL          440,000      183,325         2.1
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ......   BRZL            3,600      154,800         1.8
  VEBA AG .....................................................   GER             2,000      136,225         1.6
  RWE AG ......................................................   GER             2,500      134,140         1.5
  Viag AG .....................................................   GER               200      107,756         1.2
  BSES Ltd. - 144A GDR{.} {\/} ................................   IND             6,000       99,000         1.1
  MetroGas S.A. - ADR{\/} .....................................   ARG             7,662       59,381         0.7
  Chilgener S.A. - ADR{\/} ....................................   CHLE              930       22,785         0.3
                                                                                          ----------
                                                                                           2,599,713
                                                                                          ----------
Telephone Networks (10.8%)
  Telecom Italia SpA - Di Risp-/- .............................   ITLY           50,900      223,782         2.6
  Telefonica de Espana - ADR{\/} ..............................   SPN             2,400      218,550         2.5
  Portugal Telecom S.A. - ADR{\/} .............................   PORT            3,700      173,900         2.0
  Magyar Tavkozlesi Rt. - ADR-/- {\/} .........................   HGRY            6,400      166,400         1.9
  SPT Telecom-/- ..............................................   CZCH            1,100      117,746         1.3
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ....................................................   VENZ            1,100       45,788         0.5
                                                                                          ----------
                                                                                             946,166
                                                                                          ----------
Metals - Steel (10.3%)
  Northwest Pipe Co.-/- .......................................   US             10,800      259,200         3.0
  IPSCO, Inc. .................................................   CAN             5,800      225,294         2.6
  Hylsamex, S.A. de C.V. - 144A ADR{.} {\/} ...................   MEX             4,800      170,400         1.9
  NS Group, Inc.-/- ...........................................   US              9,800      167,825         1.9
  EVI, Inc.-/- ................................................   US              1,500       77,625         0.9
                                                                                          ----------
                                                                                             900,344
                                                                                          ----------
Cement (5.6%)
  Giant Cement Holding, Inc.-/- ...............................   US             10,300      238,188         2.7
  La Cementos Nacional, C.A. - 144A GDR{.} {\/} ...............   ECDR              723      148,215         1.7
  Suez Cement Co. - Reg S GDR{c} {\/} .........................   EGPT            5,100      104,168         1.2
                                                                                          ----------
                                                                                             490,571
                                                                                          ----------
Transportation - Road & Rail (5.5%)
  Canadian National Railway Co. ...............................   CAN             5,200      244,933         2.8
  Tranz Rail Holdings Ltd. - ADR{\/} ..........................   NZ              9,000      103,500         1.2
  CNF Transportation, Inc. ....................................   US              2,000       76,750         0.9
  Brisa-Auto Estradas de Portugal S.A.-/- .....................   PORT            1,600       57,330         0.6
                                                                                          ----------
                                                                                             482,513
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F39

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Transportation - Airlines (4.0%)
  Aeroporti di Roma SpA-/- ....................................   ITLY           24,400   $  252,391         2.9
  Airborne Freight Corp. ......................................   US              1,500       93,188         1.1
                                                                                          ----------
                                                                                             345,579
                                                                                          ----------
Multi-Industry (3.5%)
  Mannesmann AG ...............................................   GER               600      303,253         3.5
                                                                                          ----------
Semiconductors (3.1%)
  EMCORE Corp.-/- .............................................   US              8,000      156,000         1.8
  DSP Communications, Inc.-/- .................................   US              9,600      115,200         1.3
                                                                                          ----------
                                                                                             271,200
                                                                                          ----------
Networking (2.9%)
  Cisco Systems, Inc.-/- ......................................   US              4,500      250,875         2.9
                                                                                          ----------
Telecom Equipment (2.8%)
  Nokia Oyj "A" - ADR{\/} .....................................   FIN             2,000      140,000         1.6
  Tadiran Ltd. - ADR{\/} ......................................   ISRL            3,100      109,663         1.2
                                                                                          ----------
                                                                                             249,663
                                                                                          ----------
Gas Production & Distribution (2.7%)
  Enron Corporation ...........................................   US              5,697      236,778         2.7
                                                                                          ----------
Machinery & Engineering (2.0%)
  Caterpillar, Inc. ...........................................   US              3,100      150,544         1.7
  United Engineers (Malaysia) Bhd.(::) ........................   MAL            23,000       19,181         0.2
  KCI Konecranes International ................................   FIN               300       10,272         0.1
                                                                                          ----------
                                                                                             179,997
                                                                                          ----------
Aerospace/Defense (1.9%)
  Doncasters PLC - ADR-/- {\/} ................................   UK              7,700      162,663         1.9
                                                                                          ----------
Wireless Communications (1.8%)
  Paging Network, Inc.-/- .....................................   US              9,000       96,750         1.1
  DDI Corp. ...................................................   JPN                18       47,586         0.5
  China Telecom (Hong Kong) Ltd.-/- ...........................   HK              8,000       13,732         0.2
                                                                                          ----------
                                                                                             158,068
                                                                                          ----------
Energy Equipment & Services (1.8%)
  The Shaw Group, Inc.-/- .....................................   US              6,800      156,400         1.8
                                                                                          ----------
Telecom Technology (1.4%)
  Tadiran Telecommunications Ltd.{\/} .........................   ISRL            6,500       90,188         1.0
  Asia Pacific Wire & Cable Corporation Ltd.-/- {\/} ..........   SING            4,600       33,063         0.4
                                                                                          ----------
                                                                                             123,251
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F40

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Transportation - Shipping (0.0%)
  International Container Terminal Services (ICTS)-/- .........   PHIL            6,768   $      846          --
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $7,192,094) ....................                            7,857,880        89.8
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $715,000 U.S. Treasury Notes, 7.875% due
   11/15/07 (market value of collateral is $784,713 including
   accrued interest). (cost $767,000)  ........................                              767,000         8.8
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $7,959,094)  * ........................                            8,624,880        98.6
Other Assets and Liabilities ..................................                              120,305         1.4
                                                                                          ----------       -----

NET ASSETS ....................................................                           $8,745,185       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
       (::) Valued in good faith at fair value using procedures approved by the Board of Directors (See Note 1 of Notes to Financial Statements).
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          * For Federal income tax purposes, cost is $7,959,094 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,252,732
                 Unrealized depreciation:              (586,946)
                                                  -------------
                 Net unrealized appreciation:     $     665,786
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F41

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                           PERCENTAGE OF NET ASSETS {D}
                                        -----------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER        TOTAL
--------------------------------------  ------   -------------   ----------
Argentina (ARG/ARS) ..................    0.7                           0.7
Austria (ASTRI/ATS) ..................    2.1                           2.1
Brazil (BRZL/BRL) ....................    6.1                           6.1
Canada (CAN/CAD) .....................    5.4                           5.4
Chile (CHLE/CLP) .....................    0.3                           0.3
Czech Republic (CZCH/CSK) ............    1.3                           1.3
Ecuador (ECDR/ECS) ...................    1.7                           1.7
Egypt (EGPT/EGP) .....................    1.2                           1.2
Finland (FIN/FIM) ....................    1.7                           1.7
Germany (GER/DEM) ....................    7.8                           7.8
Hong Kong (HK/HKD) ...................    0.2                           0.2
Hungary (HGRY/HUF) ...................    1.9                           1.9
India (IND/INR) ......................    1.1                           1.1
Israel (ISRL/ILS) ....................    2.2                           2.2
Italy (ITLY/ITL) .....................    8.1                           8.1
Japan (JPN/JPY) ......................    0.5                           0.5
Malaysia (MAL/MYR) ...................    0.2                           0.2
Mexico (MEX/MXN) .....................    1.9                           1.9
New Zealand (NZ/NZD) .................    1.2                           1.2
Pakistan (PAK/PKR) ...................    3.0                           3.0
Portgual (PORT/PTE) ..................    2.6                           2.6
Singapore (SING/SGD) .................    0.4                           0.4
Spain (SPN/ESP) ......................    5.7                           5.7
United Kingdom (UK/GBP) ..............    1.9                           1.9
United States (US/USD) ...............   30.1        10.2              40.3
Venezuela (VENZ/VEB) .................    0.5                           0.5
                                        ------      -----        ----------
Total  ...............................   89.8        10.2             100.0
                                        ------      -----        ----------
                                        ------      -----        ----------

--------------

{d}  Percentages indicated are based on net assets of $8,745,185.

    The accompanying notes are an integral part of the financial statements.

                                      F42

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy Equipment & Services (37.7%)
  Schlumberger Ltd. ..........................................   US              6,300   $   507,150         3.0
  Falcon Drilling Co., Inc.-/- ...............................   US             14,400       504,900         3.0
  Santa Fe International Corp. ...............................   US             11,500       467,906         2.8
  Helmerich & Payne, Inc. ....................................   US              6,800       461,550         2.8
  Diamond Offshore Drilling, Inc. ............................   US              8,700       418,688         2.5
  Nabors Industries, Inc.-/- .................................   US             13,300       418,119         2.5
  Patterson Energy, Inc.-/- ..................................   US             10,000       386,875         2.3
  Cliffs Drilling Co.-/- .....................................   US              7,400       369,075         2.2
  Pool Energy Services Co.-/- ................................   US             16,400       364,900         2.2
  Key Energy Group, Inc.-/- ..................................   US             16,800       364,350         2.2
  Veritas DGC, Inc.-/- .......................................   US              9,100       359,450         2.2
  Noble Drilling Corp.-/- ....................................   US             11,400       349,125         2.1
  UTI Energy Corp.-/- ........................................   US             12,000       310,500         1.9
  Smith International, Inc.-/- ...............................   US              4,800       294,600         1.8
  Fred Olsen Energy ASA-/- ...................................   NOR            11,900       238,839         1.4
  Computalog Ltd.-/- .........................................   CAN            10,400       174,692         1.0
  Bonus Resource Services Corp.-/- ...........................   CAN            41,674       172,086         1.0
  Bayard Drilling Technologies, Inc.-/- ......................   US              4,600        74,750         0.4
  IRI International Corp.-/- .................................   US              5,000        70,000         0.4
                                                                                         -----------
                                                                                           6,307,555
                                                                                         -----------
Construction (13.5%)
  National-Oilwell, Inc.-/- ..................................   US             14,600       499,138         3.0
  Global Industries Ltd.-/- ..................................   US             27,400       465,800         2.8
  Coflexip - ADR{\/} .........................................   FR              5,400       299,700         1.8
  Halter Marine Group, Inc.-/- ...............................   US              9,450       272,869         1.6
  Stolt Comex Seaway S.A.-/- .................................   US              5,300       265,000         1.6
  Cal Dive International, Inc.-/- ............................   US             10,700       262,150         1.6
  Bouygues Offshore S.A. - ADR{\/} ...........................   FR              5,100       110,925         0.7
  TransCoastal Marine Services, Inc.-/- ......................   US              5,100        72,675         0.4
                                                                                         -----------
                                                                                           2,248,257
                                                                                         -----------
Oil (12.1%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred .............   BRZL        2,000,000       467,742         2.8
  Remington Energy Ltd.-/- ...................................   CAN            27,000       453,527         2.7
  Canadian Fracmaster Ltd.-/- ................................   CAN            41,800       351,064         2.1
  Pinnacle Resources Ltd.-/- .................................   CAN            22,700       282,002         1.7
  Orogen Minerals Ltd. - 144A ADR{.} {\/} ....................   AUSL           13,500       263,860         1.6
  Black Sea Energy Ltd.-/- ...................................   CAN           157,800       208,736         1.2
                                                                                         -----------
                                                                                           2,026,931
                                                                                         -----------
Metals - Steel (10.1%)
  Tubos de Acero de Mexico S.A. - ADR-/- {\/} ................   MEX            23,600       510,350         3.1
  IPSCO, Inc. ................................................   CAN            12,500       485,547         2.9
  EVI, Inc.-/- ...............................................   US              8,700       450,225         2.7
  NS Group, Inc.-/- ..........................................   US              7,700       131,863         0.8

    The accompanying notes are an integral part of the financial statements.

                                      F43

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Metals - Steel (Continued)
  Maverick Tube Corp.-/- .....................................   US              4,000   $   101,250         0.6
                                                                                         -----------
                                                                                           1,679,235
                                                                                         -----------
Forest Products (5.0%)
  The TimberWest Timber Trust: ...............................   CAN                --            --         5.0
    Common ...................................................   --             61,000       441,874          --
    Installment Receipts .....................................   --            110,200       408,777          --
                                                                                         -----------
                                                                                             850,651
                                                                                         -----------
Coal (5.0%)
  Manalta Coal Income Trust Units ............................   CAN           137,500       413,809         2.5
  Luscar Coal Income Fund-/- .................................   CAN            65,600       218,085         1.3
  Westshore Terminals, Inc. - Installment Receipts ...........   CAN            76,600       193,001         1.2
                                                                                         -----------
                                                                                             824,895
                                                                                         -----------
Chemicals (3.9%)
  Giant Industries, Inc. .....................................   US             22,700       431,300         2.6
  ERG SpA-/- .................................................   ITLY           59,000       219,982         1.3
                                                                                         -----------
                                                                                             651,282
                                                                                         -----------
Gas Production & Distribution (3.3%)
  Berkley Petroleum Corp.-/- .................................   CAN            35,800       375,840         2.2
  Comstock Resources, Inc.-/- ................................   US             15,100       180,256         1.1
                                                                                         -----------
                                                                                             556,096
                                                                                         -----------
Paper/Packaging (3.0%)
  Fort James Corp. ...........................................   US             10,000       382,500         2.3
  Jefferson Smurfit Corp.-/- .................................   US              8,000       113,000         0.7
                                                                                         -----------
                                                                                             495,500
                                                                                         -----------
Machinery & Engineering (2.8%)
  Enerflex Systems Ltd. ......................................   CAN            20,900       475,399         2.8
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $16,229,109) ..................                            16,115,801        96.4
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F44

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $695,000 U.S. Treasury Notes, 5.75% due
   12/31/98 (market value of collateral is $695,652, including
   accrued interest). (cost $678,000)  .......................                           $   678,000         4.1
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $16,907,109)  * ......................                            16,793,801       100.5
Other Assets and Liabilities .................................                               (84,794)       (0.5)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $16,709,007       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $16,986,496 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,647,851
                 Unrealized depreciation:            (1,840,546)
                                                  -------------
                 Net unrealized depreciation:     $    (192,695)
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                           PERCENTAGE OF NET ASSETS {D}
                                        -----------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER        TOTAL
--------------------------------------  ------   -------------   ----------
Australia (AUSL/AUD) .................    1.6                           1.6
Brazil (BRZL/BRL) ....................    2.8                           2.8
Canada (CAN/CAD) .....................   27.6                          27.6
France (FR/FRF) ......................    2.5                           2.5
Italy (ITLY/ITL) .....................    1.3                           1.3
Mexico (MEX/MXN) .....................    3.1                           3.1
Norway (NOR/NOK) .....................    1.4                           1.4
United States (US/USD) ...............   56.1         3.6              59.7
                                        ------        ---        ----------
Total  ...............................   96.4         3.6             100.0
                                        ------        ---        ----------
                                        ------        ---        ----------

--------------

{d}  Percentages indicated are based on net assets of $16,709,007.

    The accompanying notes are an integral part of the financial statements.

                                      F45

                        GT GLOBAL VARIABLE AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (36.3%)
  Cendant Corp.-/- ...........................................   US             73,775   $ 2,536,017         5.8
    RETAILERS-OTHER
  Snyder Communications, Inc.-/- .............................   US             49,400     1,803,100         4.1
    CONSUMER SERVICES
  Outdoor Systems, Inc.-/- ...................................   US             45,200     1,734,550         3.9
    BUSINESS & PUBLIC SERVICES
  U.S. Office Products Co.-/- ................................   US             71,350     1,400,240         3.2
    CONSUMER SERVICES
  Signature Resorts, Inc.-/- .................................   US             63,600     1,391,250         3.2
    LEISURE & TOURISM
  Universal Outdoor Holdings, Inc.-/- ........................   US             25,700     1,336,400         3.0
    BUSINESS & PUBLIC SERVICES
  Hilton Hotels Corp. ........................................   US             42,400     1,261,400         2.9
    LEISURE & TOURISM
  Caribiner International, Inc.-/- ...........................   US             23,400     1,041,300         2.4
    CONSUMER SERVICES
  Mirage Resorts, Inc.-/- ....................................   US             39,800       905,450         2.1
    LEISURE & TOURISM
  Valassis Communications, Inc.-/- ...........................   US             20,800       769,600         1.7
    BROADCASTING & PUBLISHING
  Paychex, Inc. ..............................................   US             11,500       582,188         1.3
    CONSUMER SERVICES
  Service Corporation International ..........................   US             11,600       428,475         1.0
    CONSUMER SERVICES
  Nextel Communications, Inc. "A"-/- .........................   US             15,900       413,400         0.9
    WIRELESS COMMUNICATIONS
  Wolverine World Wide, Inc. .................................   US             16,500       373,313         0.8
    RETAILERS-APPAREL
                                                                                         -----------
                                                                                          15,976,683
                                                                                         -----------
Finance (15.2%)
  Conseco, Inc. ..............................................   US             29,200     1,326,775         3.0
    INSURANCE - MULTI-LINE
  GreenPoint Financial Corp. .................................   US             14,900     1,081,181         2.5
    BANKS-REGIONAL
  CMAC Investment Corp. ......................................   US             14,300       863,363         2.0
    INSURANCE - PROPERTY-CASUALTY
  National Commerce Bancorp. .................................   US             24,400       860,100         2.0
    OTHER FINANCIAL
  Exel Ltd. ..................................................   US             13,500       855,563         1.9
    INSURANCE - PROPERTY-CASUALTY
  The CIT Group, Inc. "A"-/- .................................   US             18,100       583,725         1.3
    CONSUMER FINANCE
  Consolidated Capital Corp.-/- ..............................   US             25,000       507,813         1.2
    INVESTMENT MANAGEMENT
  Student Loan Marketing Association .........................   US              2,800       389,550         0.9
    OTHER FINANCIAL
  Ace Ltd. ...................................................   US              1,600       154,400         0.4
    INSURANCE - PROPERTY-CASUALTY
                                                                                         -----------
                                                                                           6,622,470
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F46

                        GT GLOBAL VARIABLE AMERICA FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Health Care (11.5%)
  McKesson Corp. .............................................   US             11,100   $ 1,200,881         2.7
    HEALTH CARE SERVICES
  AmeriSource Health Corp. "A"-/- ............................   US             17,700     1,039,875         2.4
    HEALTH CARE SERVICES
  Quintiles Transnational Corp.-/- ...........................   US             23,800       910,350         2.1
    HEALTH CARE SERVICES
  HBO & Co. ..................................................   US             16,000       768,000         1.7
    HEALTH CARE SERVICES
  Covance, Inc.-/- ...........................................   US             36,800       731,400         1.7
    HEALTH CARE SERVICES
  Guidant Corp. ..............................................   US              6,500       404,625         0.9
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                         -----------
                                                                                           5,055,131
                                                                                         -----------
Materials/Basic Industry (10.4%)
  Crompton & Knowles Corp. ...................................   US             48,300     1,279,950         2.9
    CHEMICALS
  International Specialty Products, Inc.-/- ..................   US             82,400     1,230,850         2.8
    CHEMICALS
  J. Ray McDermott S.A.-/- ...................................   US             25,500     1,096,500         2.5
    BUILDING MATERIALS & COMPONENTS
  Sealed Air Corp.-/- ........................................   US             16,000       988,000         2.2
    PLASTICS & RUBBER
                                                                                         -----------
                                                                                           4,595,300
                                                                                         -----------
Technology (10.0%)
  Sterling Commerce, Inc.-/- .................................   US             34,700     1,333,781         3.0
    SOFTWARE
  Peoplesoft, Inc.-/- ........................................   US             31,400     1,224,600         2.8
    SOFTWARE
  Ciena Corp.-/- .............................................   US             13,200       806,850         1.8
    TELECOM TECHNOLOGY
  Pegasystems, Inc.-/- .......................................   US             29,600       597,550         1.4
    SOFTWARE
  CBT Group PLC - ADR-/- {\/} ................................   IRE             5,600       459,900         1.0
    COMPUTERS & PERIPHERALS
                                                                                         -----------
                                                                                           4,422,681
                                                                                         -----------
Energy (8.2%)
  Anadarko Petroleum Corp. ...................................   US             15,500       940,656         2.1
    OIL
  Cooper Cameron Corp.-/- ....................................   US             12,700       774,700         1.8
    ENERGY EQUIPMENT & SERVICES
  BJ Services Co.-/- .........................................   US             10,000       719,375         1.6
    ENERGY EQUIPMENT & SERVICES
  Santa Fe International Corp. ...............................   US             14,900       606,244         1.4
    ENERGY EQUIPMENT & SERVICES

    The accompanying notes are an integral part of the financial statements.

                                      F47

                        GT GLOBAL VARIABLE AMERICA FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (Continued)
  Smith International, Inc.-/- ...............................   US              9,500   $   583,063         1.3
    ENERGY EQUIPMENT & SERVICES
                                                                                         -----------
                                                                                           3,624,038
                                                                                         -----------
Consumer Durables (4.5%)
  Avis Rent A Car, Inc.-/- ...................................   US             27,500       878,281         2.0
    AUTOMOBILES
  Hertz Corp. "A" ............................................   US             17,000       684,250         1.6
    AUTOMOBILES
  Dollar Thrifty Automotive Group, Inc.-/- ...................   US             19,000       389,500         0.9
    AUTOMOBILES
                                                                                         -----------
                                                                                           1,952,031
                                                                                         -----------
Multi-Industry/Miscellaneous (2.7%)
  Corrections Corporation of America-/- ......................   US             32,200     1,193,413         2.7
                                                                                         -----------
    MISCELLANEOUS
Consumer Non-Durables (1.2%)
  International Home Foods, Inc.-/- ..........................   US             19,200       537,600         1.2
                                                                                         -----------
    FOOD
Capital Goods (1.2%)
  U.S. Filter Corp.-/- .......................................   US             17,400       520,913         1.2
    ENVIRONMENTAL
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $39,605,742) ..................                            44,500,260       101.2
                                                                                         -----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1997, with State Street Bank & Co., due
   January 2, 1998, for an effective yield of 5.80%,
   collateralized by $3,775,000 U.S. Treasury Notes, 7.875%
   due 11/15/07 (market value of collateral is $4,143,063,
   including accrued interest). (cost $4,057,000)  ...........                             4,057,000         9.2
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $43,662,742)  * ......................                            48,557,260       110.4
Other Assets and Liabilities .................................                            (4,580,436)      (10.4)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $43,976,824       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $43,764,519 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   5,422,864
                 Unrealized depreciation:              (630,123)
                                                  -------------
                 Net unrealized appreciation:     $   4,792,741
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F48

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (27.8%)
  Hong Kong Telecommunications Ltd. ..........................   HK            409,729   $   843,412         5.1
    TELEPHONE NETWORKS
  Woolworths Ltd. ............................................   AUSL          206,000       688,501         4.2
    RETAILERS-OTHER
  Brambles Industries Ltd. ...................................   AUSL           28,600       567,379         3.5
    BUSINESS & PUBLIC SERVICES
  Telekom Malaysia Bhd. ......................................   MAL           146,000       432,175         2.6
    TELEPHONE NETWORKS
  Qantas Airways Ltd. ........................................   AUSL          186,000       329,126         2.0
    TRANSPORTATION - AIRLINES
  China Telecom (Hong Kong) Ltd.-/- ..........................   HK            178,000       305,530         1.9
    WIRELESS COMMUNICATIONS
  Singapore Press Holdings Ltd. - Foreign ....................   SING           24,000       300,891         1.8
    BROADCASTING & PUBLISHING
  Guangnan Holdings ..........................................   HK            300,000       245,854         1.5
    WHOLESALE & INTERNATIONAL TRADE
  Philippine Long Distance Telephone Co. .....................   PHIL           10,590       232,980         1.4
    TELEPHONE - LONG DISTANCE
  Telstra Corp. Ltd. .........................................   AUSL          106,100       223,965         1.4
    TELECOM - OTHER
  Genting Bhd. ...............................................   MAL            73,000       183,205         1.1
    LEISURE & TOURISM
  Resorts World Bhd. .........................................   MAL            70,000       118,018         0.7
    LEISURE & TOURISM
  Mahanagar Telephone Nigam Ltd. - GDR-/- {\/} ...............   IND             6,300        97,713         0.6
    TELECOM - OTHER
                                                                                         -----------
                                                                                           4,568,749
                                                                                         -----------
Finance (20.8%)
  Australia & New Zealand Banking Group Ltd. .................   AUSL          158,000     1,043,794         6.3
    BANKS-REGIONAL
  Overseas-Chinese Banking Corp., Ltd. - Foreign .............   SING           83,000       483,304         2.9
    BANKS-REGIONAL
  Development Bank of Singapore - Foreign ....................   SING           56,000       479,144         2.9
    BANKS-MONEY CENTER
  HSBC Holdings PLC ..........................................   HK             16,000       394,399         2.4
    BANKS-MONEY CENTER
  Hysan Development Co., Ltd. ................................   HK            150,000       299,090         1.8
    REAL ESTATE
  United Overseas Bank Ltd. - Foreign ........................   SING           46,000       255,556         1.6
    BANKS-MONEY CENTER
  City Developments Ltd. .....................................   SING           42,000       194,652         1.2
    REAL ESTATE
  Hang Seng Bank .............................................   HK             16,030       154,642         0.9
    BANKS-MONEY CENTER
  Keppel Land Ltd. ...........................................   SING          100,000       137,849         0.8
    REAL ESTATE
                                                                                         -----------
                                                                                           3,442,430
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F49

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Multi-Industry/Miscellaneous (14.7%)
  Hutchison Whampoa ..........................................   HK            175,000   $ 1,097,632         6.7
    MULTI-INDUSTRY
  Pacific Dunlop Ltd. ........................................   AUSL          270,000       571,698         3.5
    MULTI-INDUSTRY
  Citic Pacific Ltd. .........................................   HK            105,000       417,371         2.5
    CONGLOMERATE
  China Resources Enterprise Ltd. ............................   HK            148,000       330,438         2.0
    CONGLOMERATE
                                                                                         -----------
                                                                                           2,417,139
                                                                                         -----------
Materials/Basic Industry (10.1%)
  Leighton Holdings Ltd. .....................................   AUSL          150,000       523,813         3.2
    BUILDING MATERIALS & COMPONENTS
  Broken Hill Proprietary Co., Ltd. ..........................   AUSL           43,000       399,212         2.4
    MISC. MATERIALS & COMMODITIES
  Pasminco Ltd. ..............................................   AUSL          290,000       332,530         2.0
    METALS - NON-FERROUS
  QNI Ltd. ...................................................   AUSL          315,000       209,330         1.3
    METALS - NON-FERROUS
  Cosco Pacific Ltd. .........................................   HK            250,000       203,265         1.2
    PAPER/PACKAGING
                                                                                         -----------
                                                                                           1,668,150
                                                                                         -----------
Consumer Durables (7.8%)
  Henderson Land Development Co., Ltd. .......................   HK            125,000       588,824         3.6
    HOUSING
  New World Development Co., Ltd. ............................   HK            125,000       432,342         2.6
    HOUSING
  Cheung Kong (Holdings) Ltd. ................................   HK             40,000       261,986         1.6
    HOUSING
                                                                                         -----------
                                                                                           1,283,152
                                                                                         -----------
Energy (5.2%)
  China Light & Power Co., Ltd. ..............................   HK             98,000       543,847         3.3
    ELECTRICAL & GAS UTILITIES
  Manila Electric Co. "B" ....................................   PHIL           78,670       263,545         1.6
    ELECTRICAL & GAS UTILITIES
  YTL Power International Bhd.-/- ............................   MAL            72,000        55,413         0.3
    ENERGY SOURCES
                                                                                         -----------
                                                                                             862,805
                                                                                         -----------
Capital Goods (3.9%)
  Cheung Kong Infrastructure Holdings ........................   HK            229,000       647,235         3.9
    CONSTRUCTION
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $17,371,716) ..................                            14,889,660        90.3
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F50

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%
   collateralized by $3,110,000 U.S. Treasury Notes, 7.875%
   due 11/15/07 (market value of collateral is $3,413,225,
   including accrued interest). (cost $3,341,000)  ...........                           $ 3,341,000        20.3
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $20,712,716)  * ......................                            18,230,660       110.6
Other Assets and Liabilities .................................                            (1,740,576)      (10.6)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $16,490,084       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $20,800,974 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     578,668
                 Unrealized depreciation:            (3,148,982)
                                                  -------------
                 Net unrealized depreciation:     $  (2,570,314)
                                                  -------------
                                                  -------------

    Abbreviation:
    GDR--Global Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................   29.8                  29.8
Hong Kong (HK/HKD) ...................   41.0                  41.0
India (IND/INR) ......................    0.6                   0.6
Malaysia (MAL/MYR) ...................    4.7                   4.7
Philippines (PHIL/PHP) ...............    3.0                   3.0
Singapore (SING/SGD) .................   11.2                  11.2
United States (US/USD) ...............               9.7        9.7
                                        ------     -----      -----
Total  ...............................   90.3        9.7      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $16,490,084.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Australian Dollars......................     1,702,630         1.44937   2/24/98   $    98,158
Singapore Dollars.......................       855,479         1.67140   3/17/98        12,057
                                          --------------                          --------------
Total Contracts to Sell (Receivable
 amount $2,668,324).....................     2,558,109                                 110,215
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 15.51%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $   110,215
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F51

                         GT GLOBAL VARIABLE EUROPE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Finance (32.8%)
  Schweizerischer Bankverein (Swiss Bank Corp.) ..............   SWTZ            3,670   $ 1,140,751         4.2
    BANKS-MONEY CENTER
  ING Groep N.V. .............................................   NETH           23,850     1,004,731         3.7
    OTHER FINANCIAL
  Axa - UAP ..................................................   FR             11,400       882,110         3.2
    INSURANCE - MULTI-LINE
  Safra Republic Holdings S.A.{\/} ...........................   LUX             6,800       724,200         2.6
    OTHER FINANCIAL
  General Accident PLC .......................................   UK             40,700       705,066         2.6
    INSURANCE - PROPERTY-CASUALTY
  ForeningsSparbanken AB .....................................   SWDN           29,711       675,641         2.5
    BANKS-REGIONAL
  Banque Nationale de Paris ..................................   FR             12,000       637,833         2.3
    BANKS-MONEY CENTER
  National Westminster Bank PLC ..............................   UK             37,000       614,844         2.2
    BANKS-MONEY CENTER
  Unidanmark AS "A" ..........................................   DEN             7,900       580,026         2.1
    BANKS-REGIONAL
  Nordbanken Holding AB ......................................   SWDN           94,665       535,498         2.0
    OTHER FINANCIAL
  Lloyds TSB Group PLC .......................................   UK             40,560       524,150         1.9
    BANKS-REGIONAL
  Svenska Handelsbanken, Inc. "A" Free .......................   SWDN           14,900       515,288         1.9
    BANKS-MONEY CENTER
  Abbey National PLC .........................................   UK             23,999       429,933         1.6
    BANKS-SUPER REGIONAL
                                                                                         -----------
                                                                                           8,970,071
                                                                                         -----------
Energy (15.8%)
  Total S.A. "B" .............................................   FR             10,000     1,088,311         4.0
    OIL
  Petroleum Geo-Services ASA-/- ..............................   NOR            13,830       871,174         3.2
    ENERGY EQUIPMENT & SERVICES
  Shell Transport & Trading Co., PLC .........................   UK             86,000       621,346         2.3
    OIL
  Viag AG ....................................................   GER             1,110       598,048         2.2
    ELECTRICAL & GAS UTILITIES
  Ente Nazionale Idrocarburi (ENI) S.p.A. ....................   ITLY           99,530       568,695         2.1
    OIL
  Coflexip - ADR{\/} .........................................   FR             10,000       555,000         2.0
    ENERGY EQUIPMENT & SERVICES
                                                                                         -----------
                                                                                           4,302,574
                                                                                         -----------
Services (13.5%)
  VNU (Verenigde Nederlandse Uitgeversbedrijven Verenigd
   Bezit) ....................................................   NETH           32,500       917,028         3.3
    BROADCASTING & PUBLISHING
  Telecel - Comunicacaoes Pessoais S.A.-/- ...................   PORT            8,107       864,012         3.1
    WIRELESS COMMUNICATIONS
  Telecom Italia SpA .........................................   ITLY          123,900       793,016         2.9
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                                      F52

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (Continued)
  Vodafone Group PLC .........................................   UK             90,000   $   648,768         2.4
    WIRELESS COMMUNICATIONS
  Koninklijke Ahold N.V. .....................................   NETH           19,367       505,384         1.8
    RETAILERS-FOOD
                                                                                         -----------
                                                                                           3,728,208
                                                                                         -----------
Health Care (12.4%)
  Roche Holding AG ...........................................   SWTZ               90       893,777         3.3
    PHARMACEUTICALS
  Nycomed Amersham PLC .......................................   UK             18,800       698,286         2.5
    PHARMACEUTICALS
  Genset: ....................................................   FR                 --            --         2.2
    BIOTECHNOLOGY
    ADR-/- {\/} ..............................................   --             27,204       537,279          --
    Common-/- ................................................   --                900        53,834          --
  Glaxo Wellcome PLC .........................................   UK             20,397       482,294         1.8
    PHARMACEUTICALS
  Schering AG ................................................   GER             4,160       401,312         1.5
    PHARMACEUTICALS
  Incentive AB "A" ...........................................   SWDN            1,950       175,656         0.6
    MEDICAL TECHNOLOGY & SUPPLIES
  Nearmedic Ltd.-/- ..........................................   ASTRI          71,100       146,377         0.5
    PHARMACEUTICALS
                                                                                         -----------
                                                                                           3,388,815
                                                                                         -----------
Consumer Non-Durables (8.8%)
  Nestle S.A. - Registered ...................................   SWTZ              600       899,219         3.3
    FOOD
  Cadbury Schweppes PLC ......................................   UK             63,500       639,692         2.3
    BEVERAGES - NON-ALCOHOLIC
  Gucci Group - NY Registered Shares{\/} .....................   NETH           10,800       452,250         1.6
    TEXTILES & APPAREL
  OY Hartwall AB "A" .........................................   FIN             5,300       437,880         1.6
    BEVERAGES - ALCOHOLIC
                                                                                         -----------
                                                                                           2,429,041
                                                                                         -----------
Technology (7.6%)
  Baan Company N.V.-/- {\/} ..................................   NETH           26,000       858,000         3.1
    SOFTWARE
  Misys PLC ..................................................   UK             25,714       772,687         2.8
    SOFTWARE
  TT Tieto Oy "B" ............................................   FIN             4,129       464,699         1.7
    COMPUTERS & PERIPHERALS
                                                                                         -----------
                                                                                           2,095,386
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F53

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Materials/Basic Industry (6.8%)
  Ciba Specialty Chemicals AG-/- .............................   SWTZ            9,000   $ 1,072,162         3.9
    CHEMICALS
  Akzo Nobel N.V. ............................................   NETH            4,600       793,291         2.9
    CHEMICALS
                                                                                         -----------
                                                                                           1,865,453
                                                                                         -----------
Capital Goods (6.4%)
  Nokia AB "A" ...............................................   FIN            14,500     1,014,284         3.7
    TELECOM EQUIPMENT
  Alcatel Alsthom Compagnie Generale d'Electricite ...........   FR              5,800       737,227         2.7
    TELECOM EQUIPMENT
                                                                                         -----------
                                                                                           1,751,511
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $23,991,189) ..................                            28,531,059       104.1
                                                                                         -----------       -----

                                                                             NO. OF         VALUE        % OF NET
WARRANTS                                                        COUNTRY     WARRANTS      (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
  Union Bank of Switzerland Roche Warrants "C", expire 7/98
   (cost $185,238) ...........................................   SWTZ           26,100       197,457         0.7
                                                                                         -----------       -----
    PHARMACEUTICALS

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $2,505,000 U.S. Treasury Notes, 7.875%
   due 11/15/07 (market value of collateral is $2,749,238,
   including accrued interest). (cost $2,694,000) ............                             2,694,000         9.8
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $26,870,427)  * ......................                            31,422,516       114.6
Other Assets and Liabilities .................................                            (4,012,766)      (14.6)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $27,409,750       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $26,870,427 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   4,646,796
                 Unrealized depreciation:               (94,707)
                                                  -------------
                 Net unrealized appreciation:     $   4,552,089
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F54

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Austria (ASTRI/ATS) ..................    0.5                                   0.5
Denmark (DEN/DKK) ....................    2.1                                   2.1
Finland (FIN/FIM) ....................    7.0                                   7.0
France (FR/FRF) ......................   16.4                                  16.4
Germany (GER/DEM) ....................    3.7                                   3.7
Italy (ITLY/ITL) .....................    5.0                                   5.0
Luxembourg (LUX/LUF) .................    2.6                                   2.6
Netherlands (NETH/NLG) ...............   16.4                                  16.4
Norway (NOR/NOK) .....................    3.2                                   3.2
Portugal (PORT/PTE) ..................    3.1                                   3.1
Sweden (SWDN/SEK) ....................    7.0                                   7.0
Switzerland (SWTZ/CHF) ...............   14.7         0.7                      15.4
United Kingdom (UK/GBP) ..............   22.4                                  22.4
United States (US/USD) ...............                              (4.8)      (4.8)
                                        ------        ---            ---      -----
Total  ...............................  104.1         0.7           (4.8)     100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $27,409,750.

    The accompanying notes are an integral part of the financial statements.

                                      F55

                          GT GLOBAL MONEY MARKET FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                               MATURITY    PRINCIPAL      VALUE       % OF NET
SHORT-TERM INVESTMENTS                                               YIELD       DATE       AMOUNT      (NOTE 1)       ASSETS
-----------------------------------------------------------------  ---------   ---------  -----------  -----------  -------------
Commercial Paper - Discounted (48.6%)
  Pitney Bowes Credit Corp. .....................................    6.02%     14-Jan-98    1,000,000  $   997,832        3.7
  AIG Funding, Inc. .............................................    5.73%     30-Jan-98    1,000,000      995,425        3.7
  Motorola, Inc. ................................................    5.59%     09-Feb-98    1,000,000      994,042        3.7
  Bellsouth Telecommunications, Inc. ............................    5.78%     25-Feb-98    1,000,000      991,261        3.7
  General Electric Capital Corp. ................................    5.71%     11-Mar-98    1,000,000      989,363        3.7
  John Deere Capital Corp. ......................................    5.73%     19-Mar-98    1,000,000      987,915        3.7
  Walt Disney Co. ...............................................    5.59%     14-Apr-98    1,000,000      984,407        3.6
  3M Corp. ......................................................    5.68%     24-Apr-98    1,000,000      982,485        3.6
  American Express Credit Corp. .................................    5.71%     21-May-98    1,000,000      978,339        3.6
  The Procter & Gamble Co. ......................................    5.72%     11-Jun-98    1,000,000      975,090        3.6
  Kingdom of Sweden .............................................    5.62%     26-Jan-98      750,000      747,141        2.8
  E.I. DuPont de Nemours & Co. ..................................    5.62%     09-Feb-98      750,000      745,556        2.8
  Ford Motor Credit Corp. .......................................    5.63%     13-Feb-98      750,000      745,091        2.8
  Emerson Electric Co. ..........................................    5.66%     05-Jan-98      500,000      499,694        1.8
  AT&T Corp. ....................................................    5.58%     15-Jan-98      500,000      498,942        1.8
                                                                                                       -----------      -----
Total Commercial Paper - Discounted (amortized cost
 $13,112,583) ...................................................                                       13,112,583       48.6
                                                                                                       -----------      -----
Government & Government Agency Obligations (3.7%)
  Federal Home Loan Bank (amortized cost $990,329) ..............    5.59%     06-Mar-98    1,000,000      990,329        3.7
                                                                                                       -----------      -----
TOTAL SHORT-TERM INVESTMENTS (amortized cost $14,102,912)  * ....                                       14,102,912       52.3
                                                                                                       -----------      -----


REPURCHASE AGREEMENT
-----------------------------------------------------------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $3,175,000 U.S. Treasury Notes, 7.875% due
   11/15/07 (market value of collateral is $3,484,563, including
   accrued interest). (cost $3,413,000) .........................                                        3,413,000       12.7
                                                                                                       -----------      -----
TOTAL INVESTMENTS (cost $17,515,912)  * .........................                                       17,515,912       65.0
Other Assets and Liabilities ....................................                                        9,448,295       35.0
                                                                                                       -----------      -----
NET ASSETS ......................................................                                      $26,964,207      100.0
                                                                                                       -----------      -----
                                                                                                       -----------      -----

--------------

          *  For Federal income tax purposes, cost is $17,515,912

    The accompanying notes are an integral part of the financial statements.

                                      F56

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Finance (26.4%)
  Australia & New Zealand Banking Group Ltd. ..................   AUSL           22,700   $  149,963         2.5
    BANKS-REGIONAL
  HSBC Holdings PLC ...........................................   HK              5,100      125,715         2.1
    BANKS-MONEY CENTER
  Nordbanken Holding AB-/- ....................................   SWDN           21,330      120,659         2.0
    OTHER FINANCIAL
  M & G Group PLC .............................................   UK              5,100      117,869         2.0
    INVESTMENT MANAGEMENT
  Royal & Sun Alliance Insurance Group PLC ....................   UK             11,000      110,722         1.9
    INSURANCE - MULTI-LINE
  ING Groep N.V. ..............................................   NETH            2,243       94,491         1.6
    OTHER FINANCIAL
  Abbey National PLC ..........................................   UK              4,800       85,990         1.5
    BANKS-SUPER REGIONAL
  ForeningsSparbanken AB ......................................   SWDN            3,710       84,367         1.4
    BANKS-REGIONAL
  National Westminster Bank PLC ...............................   UK              4,900       81,425         1.4
    BANKS-MONEY CENTER
  Lloyds TSB Group PLC ........................................   UK              6,000       77,537         1.3
    BANKS-REGIONAL
  Axa Group ...................................................   FR                860       66,545         1.1
    INSURANCE - MULTI-LINE
  Unidanmark AS "A" ...........................................   DEN               900       66,079         1.1
    BANKS-REGIONAL
  Schroders PLC ...............................................   UK              2,100       65,966         1.1
    BANKS-MONEY CENTER
  Nichiei Co., Ltd. ...........................................   JPN               600       63,908         1.1
    OTHER FINANCIAL
  Banque Nationale de Paris ...................................   FR              1,051       55,864         0.9
    BANKS-MONEY CENTER
  State Bank of India Ltd. - GDR{\/} ..........................   IND             3,000       53,625         0.9
    BANKS-REGIONAL
  Schweizerischer Bankverein (Swiss Bank Corp.)-/- ............   SWTZ              170       52,841         0.9
    BANKS-MONEY CENTER
  United Overseas Bank Ltd. - Foreign .........................   SING            6,000       33,333         0.6
    BANKS-MONEY CENTER
  Cheung Kong (Holdings) Ltd. .................................   HK              5,000       32,748         0.6
    REAL ESTATE
  PSIL Bangkok Bank Co., Ltd. (Entitlement Certificates){\/}
   {=} ........................................................   THAI            8,000       14,720         0.2
    OTHER FINANCIAL
  Union Bank of Switzerland - Bearer ..........................   SWTZ                8       11,568         0.2
    BANKS-MONEY CENTER
                                                                                          ----------
                                                                                           1,565,935
                                                                                          ----------
Services (20.9%)
  EMI Group PLC ...............................................   UK             17,400      145,143         2.4
    LEISURE & TOURISM
  Woolworths Ltd. .............................................   AUSL           38,500      128,676         2.2
    RETAILERS-OTHER

    The accompanying notes are an integral part of the financial statements.

                                      F57

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Services (Continued)
  Telecomunicacoes Brasileiras S.A. (Telebras) - ADR{\/} ......   BRZL            1,000   $  116,438         2.0
    TELEPHONE NETWORKS
  Telecom Italia SpA ..........................................   ITLY           16,340      104,583         1.8
    TELEPHONE NETWORKS
  Telecom Corporation of New Zealand Ltd. .....................   NZ             19,000       92,067         1.6
    TELEPHONE NETWORKS
  Reuters Holdings PLC ........................................   UK              8,400       91,724         1.5
    BROADCASTING & PUBLISHING
  Koninklijke Ahold N.V. ......................................   NETH            3,216       83,922         1.4
    RETAILERS-FOOD
  EMAP PLC ....................................................   UK              5,000       74,507         1.3
    BROADCASTING & PUBLISHING
  Great Universal Stores PLC ..................................   UK              5,700       71,788         1.2
    RETAILERS-OTHER
  Portugal Telecom S.A. - Registered ..........................   PORT            1,270       58,945         1.0
    TELEPHONE NETWORKS
  Amway Japan Ltd. ............................................   JPN             2,900       55,556         0.9
    RETAILERS-OTHER
  Ezaki Glico Co., Ltd. .......................................   JPN             8,000       51,678         0.9
    RETAILERS-FOOD
  Telecel - Comunicacaoes Pessoais S.A.-/- ....................   PORT              480       51,157         0.9
    WIRELESS COMMUNICATIONS
  Vendex International N.V. ...................................   NETH              815       44,987         0.8
    RETAILERS-OTHER
  Vodafone Group PLC ..........................................   UK              4,764       34,341         0.6
    WIRELESS COMMUNICATIONS
  Telstra Corp. Ltd.-/- .......................................   AUSL           12,300       25,964         0.4
    TELECOM - OTHER
  Fast Retailing Co., Ltd. ....................................   JPN                44          705          --
    RETAILERS-APPAREL
                                                                                          ----------
                                                                                           1,232,181
                                                                                          ----------
Health Care (8.4%)
  Roche Holding AG ............................................   SWTZ               18      178,755         3.0
    PHARMACEUTICALS
  Novartis AG .................................................   SWTZ               46       74,641         1.3
    PHARMACEUTICALS
  Schering AG .................................................   GER               680       65,599         1.1
    PHARMACEUTICALS
  Astra AB "B" ................................................   SWDN            3,463       58,245         1.0
    MEDICAL TECHNOLOGY & SUPPLIES
  Richter Gedeon Rt. - Reg S GDR{c} {\/} ......................   HGRY              500       57,438         1.0
    PHARMACEUTICALS
  Takeda Chemical Industries ..................................   JPN             2,000       57,011         1.0
    PHARMACEUTICALS
  M.L. Laboratories PLC-/- ....................................   UK                630          853          --
    PHARMACEUTICALS
                                                                                          ----------
                                                                                             492,542
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F58

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Energy (8.2%)
  Shell Transport & Trading Co., PLC ..........................   UK             12,900   $   93,202         1.6
    OIL
  Viag AG .....................................................   GER               168       90,515         1.5
    ELECTRICAL & GAS UTILITIES
  Petroleo Brasileiro S.A. (Petrobras) - ADR{\/} ..............   BRZL            3,600       85,950         1.5
    GAS PRODUCTION & DISTRIBUTION
  Total S.A. "B" ..............................................   FR                760       82,712         1.4
    OIL
  Petroleum Geo-Services ASA-/- ...............................   NOR             1,250       78,739         1.3
    ENERGY EQUIPMENT & SERVICES
  Ente Nazionale Idrocarburi (ENI) S.p.A. .....................   ITLY            9,500       54,281         0.9
    OIL
                                                                                          ----------
                                                                                             485,399
                                                                                          ----------
Materials/Basic Industry (6.6%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ..................   MEX            23,300      114,074         1.9
    PAPER/PACKAGING
  Ciba Specialty Chemicals AG-/- ..............................   SWTZ              860      102,451         1.7
    CHEMICALS
  Akzo Nobel N.V. .............................................   NETH              420       72,431         1.2
    CHEMICALS
  BOC Group PLC ...............................................   UK              4,100       67,391         1.1
    CHEMICALS
  CRH PLC .....................................................   UK              3,600       41,675         0.7
    BUILDING MATERIALS & COMPONENTS
                                                                                          ----------
                                                                                             398,022
                                                                                          ----------
Technology (4.7%)
  Alcatel Alsthom Compagnie Generale d'Electricite ............   FR                840      106,771         1.8
    TELECOM TECHNOLOGY
  Cap Gemini N.V. .............................................   NETH            1,850       63,060         1.1
    COMPUTERS & PERIPHERALS
  Baan Company N.V.-/- {\/} ...................................   NETH            1,840       60,720         1.0
    SOFTWARE
  Matsushita-Kotobuki Electronics Ltd. ........................   JPN             2,000       50,268         0.8
    COMPUTERS & PERIPHERALS
                                                                                          ----------
                                                                                             280,819
                                                                                          ----------
Consumer Non-Durables (4.4%)
  Nestle S.A. - Registered ....................................   SWTZ               51       76,434         1.3
    FOOD
  Asahi Breweries Ltd. ........................................   JPN             5,000       72,797         1.2
    BEVERAGES - ALCOHOLIC
  Diageo PLC ..................................................   UK              6,500       59,717         1.0
    BEVERAGES - ALCOHOLIC
  Benckiser N.V. "B"-/- .......................................   NETH              700       28,971         0.5
    HOUSEHOLD PRODUCTS

    The accompanying notes are an integral part of the financial statements.

                                      F59

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Consumer Non-Durables (Continued)
  South African Breweries Ltd. ................................   SAFR            1,000   $   24,671         0.4
    BEVERAGES - ALCOHOLIC
                                                                                          ----------
                                                                                             262,590
                                                                                          ----------
Capital Goods (3.5%)
  Canon, Inc. .................................................   JPN             3,000       69,885         1.2
    OFFICE EQUIPMENT
  Nokia AB "A" ................................................   FIN               900       62,956         1.1
    TELECOM EQUIPMENT
  Coflexip - ADR{\/} ..........................................   FR                890       49,395         0.8
    CONSTRUCTION
  Kurita Water Industries Ltd. ................................   JPN             2,200       22,421         0.4
    ENVIRONMENTAL
                                                                                          ----------
                                                                                             204,657
                                                                                          ----------
Multi-Industry/Miscellaneous (3.1%)
  Shanghai Industrial Holdings Ltd. ...........................   HK             20,000       74,337         1.3
    MULTI-INDUSTRY
  BBA Group PLC ...............................................   UK             11,000       73,695         1.2
    MULTI-INDUSTRY
  Hutchison Whampoa ...........................................   HK              6,000       37,633         0.6
    MULTI-INDUSTRY
                                                                                          ----------
                                                                                             185,665
                                                                                          ----------
Consumer Durables (2.1%)
  Futuris Corp., Ltd. .........................................   AUSL           63,700       69,722         1.2
    AUTO PARTS
  Uny Co., Ltd. ...............................................   JPN             4,000       54,866         0.9
    APPLIANCES & HOUSEHOLD
                                                                                          ----------
                                                                                             124,588
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $4,979,064) ....................                            5,232,398        88.3
                                                                                          ----------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F60

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%
   collateralized by $755,000 U.S. Treasury Bills, 5.75% due
   12/31/98 (market value of collateral is 755,708 including
   accrued interest). (cost $737,000)  ........................                           $  737,000        12.4
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $5,716,064)  * ........................                            5,969,398       100.7
Other Assets and Liabilities ..................................                              (40,219)       (0.7)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $5,929,179       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {=} Each share of Entitlement Certificates represents one local share of PSIL Bangkok Bank Co., Ltd.
          * For Federal income tax purposes, cost is $5,742,779 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     550,414
                 Unrealized depreciation:              (323,795)
                                                  -------------
                 Net unrealized appreciation:     $     226,619
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F61

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS {D}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Australia (AUSL/AUD) .................    6.3                      6.3
Brazil (BRZL/BRL) ....................    3.5                      3.5
Denmark (DEN/DKK) ....................    1.1                      1.1
Finland (FIN/FIM) ....................    1.1                      1.1
France (FR/FRF) ......................    6.0                      6.0
Germany (GER/DEM) ....................    2.6                      2.6
Hong Kong (HK/HKD) ...................    4.6                      4.6
Hungary (HGRY/HUF) ...................    1.0                      1.0
India (IND/INR) ......................    0.9                      0.9
Italy (ITLY/ITL) .....................    2.7                      2.7
Japan (JPN/JPY) ......................    8.4                      8.4
Mexico (MEX/MXN) .....................    1.9                      1.9
Netherlands (NETH/NLG) ...............    7.6                      7.6
New Zealand (NZ/NZD) .................    1.6                      1.6
Norway (NOR/NOK) .....................    1.3                      1.3
Portugal (PORT/PTE) ..................    1.9                      1.9
Singapore (SING/SGD) .................    0.6                      0.6
South Africa (SAFR/ZAR) ..............    0.4                      0.4
Sweden (SWDN/SEK) ....................    4.4                      4.4
Switzerland (SWTZ/CHF) ...............    8.4                      8.4
Thailand (THAI/THB) ..................    0.2                      0.2
United Kingdom (UK/GBP) ..............   21.8                     21.8
United States (US/USD) ...............               11.7         11.7
                                        ------      -----        -----
Total  ...............................   88.3        11.7        100.0
                                        ------      -----        -----
                                        ------      -----        -----

--------------

{d}  Percentages indicated are based on net assets of $5,929,179.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................       103,209         1.73540   2/27/98   $     3,394
French Francs...........................       109,074         5.72800    2/6/98         5,276
French Francs...........................        58,284         5.77490    2/6/98         2,323
Japanese Yen............................        71,264       120.70000    1/7/98         5,786
Japanese Yen............................        77,032       118.82300    2/4/98         7,127
Japanese Yen............................       185,089       122.20000   2/12/98        11,312
Swiss Francs............................       141,640         1.42180   3/19/98         2,544
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $783,354).....................       745,592                                  37,762
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 12.57%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $    37,762
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F62

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                      F63

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                               December 31, 1997

--------------------------------------------------------------------------------

                                                             GT GLOBAL
                                          ------------------------------------------------
                                                       VARIABLE     VARIABLE
                                           VARIABLE     GLOBAL        U.S.       VARIABLE
                                          STRATEGIC   GOVERNMENT   GOVERNMENT     LATIN
                                            INCOME      INCOME       INCOME      AMERICA
                                             FUND        FUND         FUND         FUND
                                          ----------  -----------  -----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $26,107,023  $7,297,293   $6,740,169  $27,501,963
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
    At value............................  $26,190,001  $7,209,750   $6,891,579  $27,768,692
  Repurchase Agreement, at value and
   cost (Note 1)........................   2,721,000      55,000    1,031,000      881,000
  U.S. currency.........................         787         689          673          333
  Foreign currencies (cost $11,696; $0;
   $0; $366,104; $927,628; $5,078;
   $144,519; $29,071; $386; $0;
   $137,665; $442,937; $0; $129,665,
   respectively)........................      11,612          --           --      366,083
  Dividends and dividend withholding tax
   reclaims receivable..................          --          --           --       38,108
  Interest and interest withholding tax
   reclaims receivable..................     641,631     129,185       96,042          142
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................      22,808          --           --           --
  Receivable for Fund shares sold.......      60,753      17,673       69,470       74,881
  Receivable for open forward foreign
   currency contracts, net (Note 1).....     324,236     861,247           --           --
  Receivable for securities sold........      85,997       1,021           --      104,354
  Unamortized organizational costs (Note
   1)...................................         720         720          720          720
  Miscellaneous receivable..............       7,942          --           --           --
                                          ----------  -----------  -----------  ----------
    Total assets........................  30,067,487   8,275,285    8,089,484   29,234,313
                                          ----------  -----------  -----------  ----------
Liabilities:
  Distribution payable (Note 1).........          --          --           --           --
  Payable for custodian fees............       5,647       1,400          499        1,464
  Payable for fund accounting fees (Note
   2)...................................         382         109          141          364
  Payable for Fund shares repurchased...         175          --       39,093      417,685
  Payable for investment management and
   administration fees (Note 2).........       8,042         104        1,833        2,743
  Payable for open forward foreign
   currency contracts, net (Note 1).....          --          --           --           --
  Payable for printing and postage
   expenses.............................       7,954       9,458       11,676       10,604
  Payable for professional fees.........       5,391       8,142        7,947       11,409
  Payable for registration and filing
   fees.................................         791         986          973          974
  Payable for securities purchased......   1,538,668          --      652,860           --
  Payable for Trustees' fees and
   expenses (Note 2)....................       2,193       2,896        1,806        1,005
  Other accrued expenses................       1,552       1,163           20        1,848
                                          ----------  -----------  -----------  ----------
    Total liabilities...................   1,570,795      24,258      716,848      448,096
                                          ----------  -----------  -----------  ----------
Net assets..............................  $28,496,692  $8,251,027   $7,372,636  $28,786,217
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
Shares outstanding......................   2,128,526     738,630      629,899    1,697,887
Net asset value per share...............  $    13.39   $   11.17    $   11.70   $    16.95
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $28,211,677  $9,025,361   $7,168,948  $28,083,619
  Undistributed/Accumulated net
   investment income (loss).............     397,677      98,996       70,621      304,812
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................    (511,122) (1,643,521)     (18,343)     130,952
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     315,482     857,734           --          105
  Net unrealized appreciation
   (depreciation) of investments........      82,978     (87,543)     151,410      266,729
                                          ----------  -----------  -----------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $28,496,692  $8,251,027   $7,372,636  $28,786,217
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------

    The accompanying notes are an integral part of the financial statements.

                                      F64

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                            AND LIABILITIES  (cont'd)
                               December 31, 1997

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                           VARIABLE    VARIABLE    VARIABLE                 VARIABLE                VARIABLE
                                           GROWTH &    TELECOM-    EMERGING    VARIABLE     NATURAL     VARIABLE      NEW
                                            INCOME    MUNICATIONS  MARKETS    INFRASTRUCTURE RESOURCES  AMERICA     PACIFIC
                                             FUND        FUND        FUND        FUND         FUND        FUND        FUND
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $38,145,106 $53,078,512 $15,820,446  $7,192,094  $16,229,109 $39,605,742 $17,371,716
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    At value............................  $48,887,260 $62,023,322 $14,141,243  $7,857,880  $16,115,801 $44,500,260 $14,889,660
  Repurchase Agreement, at value and
   cost (Note 1)........................   1,864,000   6,148,000   2,659,000     767,000      678,000   4,057,000   3,341,000
  U.S. currency.........................         419      27,840         622         237          653         745         894
  Foreign currencies (cost $11,696; $0;
   $0; $366,104; $927,628; $5,078;
   $144,519; $29,071; $386; $0;
   $137,665; $442,937; $0; $129,665,
   respectively)........................     918,800       4,993     144,328      28,443          583          --     133,271
  Dividends and dividend withholding tax
   reclaims receivable..................      69,481      22,431      29,371       6,871       57,073      11,542      49,059
  Interest and interest withholding tax
   reclaims receivable..................     301,826         991         741         124          109         654         538
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................          --          --          --          --           --          --          --
  Receivable for Fund shares sold.......         522      15,989      40,934       3,769       21,811     128,089       3,873
  Receivable for open forward foreign
   currency contracts, net (Note 1).....          --     192,145          --          --           --          --     110,215
  Receivable for securities sold........      24,586          --     314,868     128,096       49,242     780,668     586,144
  Unamortized organizational costs (Note
   1)...................................         720       5,009          --          --           --         720         720
  Miscellaneous receivable..............       2,771          --         802          --           --          --       1,279
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total assets........................  52,070,385  68,440,720  17,331,909   8,792,420   16,923,272  49,479,678  19,116,653
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Liabilities:
  Distribution payable (Note 1).........          --          --          --          --           --          --          --
  Payable for custodian fees............       1,759       3,652       4,187       1,631        6,278       3,860       3,811
  Payable for fund accounting fees (Note
   2)...................................         779       2,005         165         182          356         629         160
  Payable for Fund shares repurchased...   1,650,561      92,027     742,945      26,066      165,416     941,221   2,500,744
  Payable for investment management and
   administration fees (Note 2).........       8,813      56,704       3,824       3,461       20,687      27,168         340
  Payable for open forward foreign
   currency contracts, net (Note 1).....         158          --          --          --           --          --          --
  Payable for printing and postage
   expenses.............................      11,234      18,205       9,964       9,855        9,994      10,799       8,697
  Payable for professional fees.........       9,207      11,747      16,597       2,479        9,089      13,746      12,378
  Payable for registration and filing
   fees.................................         849         647         868         718          718         971         786
  Payable for securities purchased......      26,672      51,615      39,171          --           --   4,501,419      97,962
  Payable for Trustees' fees and
   expenses (Note 2)....................       2,229       1,529       2,175       1,541        1,626       2,101         789
  Other accrued expenses................       1,860      16,446       3,256       1,302          101         940         902
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total liabilities...................   1,714,121     254,577     823,152      47,235      214,265   5,502,854   2,626,569
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets..............................  $50,356,264 $68,186,143 $16,508,757  $8,745,185  $16,709,007 $43,976,824 $16,490,084
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Shares outstanding......................   2,706,781   3,705,691   1,426,915     534,970      827,133   2,028,716   1,569,858
Net asset value per share...............  $    18.60  $    18.40  $    11.57   $   16.35   $    20.20  $    21.68  $    10.50
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $38,305,805 $53,343,304 $17,488,167  $8,207,422  $14,901,974 $33,148,647 $19,282,058
  Undistributed/Accumulated net
   investment income (loss).............     643,714          --     168,757      77,503           --          --     351,912
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................     678,335   5,705,968     537,424    (203,730)   1,919,773   5,933,659    (767,156)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     (13,744)    192,061      (6,388)     (1,796)         568          --     105,326
  Net unrealized appreciation
   (depreciation) of investments........  10,742,154   8,944,810  (1,679,203)    665,786     (113,308)  4,894,518  (2,482,056)
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $50,356,264 $68,186,143 $16,508,757  $8,745,185  $16,709,007 $43,976,824 $16,490,084
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------


                                           VARIABLE     MONEY      VARIABLE
                                            EUROPE      MARKET    INTERNATIONAL
                                             FUND        FUND        FUND
                                          ----------  ----------  -----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $24,176,427 $14,102,912  $4,979,064
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
    At value............................  $28,728,516 $14,102,912  $5,232,398
  Repurchase Agreement, at value and
   cost (Note 1)........................   2,694,000   3,413,000     737,000
  U.S. currency.........................         829         846         266
  Foreign currencies (cost $11,696; $0;
   $0; $366,104; $927,628; $5,078;
   $144,519; $29,071; $386; $0;
   $137,665; $442,937; $0; $129,665,
   respectively)........................     431,337          --     128,171
  Dividends and dividend withholding tax
   reclaims receivable..................      18,956          --       8,741
  Interest and interest withholding tax
   reclaims receivable..................         434         550         119
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................          --          --          --
  Receivable for Fund shares sold.......       6,680   9,660,958          --
  Receivable for open forward foreign
   currency contracts, net (Note 1).....          --          --      37,762
  Receivable for securities sold........      17,598          --      14,957
  Unamortized organizational costs (Note
   1)...................................         720         720          --
  Miscellaneous receivable..............          --          --          --
                                          ----------  ----------  -----------
    Total assets........................  31,899,070  27,178,986   6,159,414
                                          ----------  ----------  -----------
Liabilities:
  Distribution payable (Note 1).........          --     122,689          --
  Payable for custodian fees............       4,021       3,495       4,421
  Payable for fund accounting fees (Note
   2)...................................         420         619          84
  Payable for Fund shares repurchased...   3,513,563      74,045     170,125
  Payable for investment management and
   administration fees (Note 2).........       2,409         847          71
  Payable for open forward foreign
   currency contracts, net (Note 1).....          --          --          --
  Payable for printing and postage
   expenses.............................       9,992       6,519      13,050
  Payable for professional fees.........      11,840       5,049      17,293
  Payable for registration and filing
   fees.................................       1,670         603         793
  Payable for securities purchased......     943,185          --      21,762
  Payable for Trustees' fees and
   expenses (Note 2)....................         636         479       1,434
  Other accrued expenses................       1,584         434       1,202
                                          ----------  ----------  -----------
    Total liabilities...................   4,489,320     214,779     230,235
                                          ----------  ----------  -----------
Net assets..............................  $27,409,750 $26,964,207  $5,929,179
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Shares outstanding......................   1,216,931  26,964,207     466,276
Net asset value per share...............  $    22.52  $     1.00   $   12.72
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Net assets consist of:
  Paid in capital (Note 4)..............  $18,882,870 $26,964,207  $5,176,835
  Undistributed/Accumulated net
   investment income (loss).............      60,949          --      56,757
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................   3,916,409          --     406,239
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      (2,567)         --      36,014
  Net unrealized appreciation
   (depreciation) of investments........   4,552,089          --     253,334
                                          ----------  ----------  -----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $27,409,750 $26,964,207  $5,929,179
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F65

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            STATEMENTS OF OPERATIONS

                          Year ended December 31, 1997

--------------------------------------------------------------------------------

                                                            GT GLOBAL
                                          ----------------------------------------------
                                                      VARIABLE     VARIABLE
                                          VARIABLE     GLOBAL        U.S.      VARIABLE
                                          STRATEGIC  GOVERNMENT   GOVERNMENT     LATIN
                                           INCOME      INCOME       INCOME      AMERICA
                                            FUND        FUND         FUND        FUND
                                          ---------  -----------  -----------  ---------
Investment income:  * (Note 1)
  Dividend income.......................         --          --           --   $ 648,017
  Interest income.......................  $2,424,904  $ 679,758    $ 368,795     131,839
                                          ---------  -----------  -----------  ---------
    Total investment income.............  2,424,904     679,758      368,795     779,856
                                          ---------  -----------  -----------  ---------
Expenses:
  Amortization of organization costs
   (Note 1).............................      6,264       6,264        6,264       6,264
  Custodian fees........................     28,036      16,723        1,595      45,522
  Fund accounting fees (Note 2).........      7,516       2,342        1,448       7,491
  Investment management and
   administration fees (Note 2).........    224,634      70,010       42,280     298,692
  Printing and postage expenses.........     12,717       9,887        9,600      15,520
  Professional fees.....................     31,733      29,227       28,677      32,866
  Registration and filing fees..........        718          13           --          --
  Trustees' fees and expenses (Note
   2)...................................      1,825       1,825        1,325         625
  Other expenses (Note 1)...............      7,412       7,203           34      10,295
                                          ---------  -----------  -----------  ---------
    Total expenses before reimbursements
     and reductions.....................    320,855     143,494       91,223     417,275
                                          ---------  -----------  -----------  ---------
      Expenses reimbursed by [Chancellor
       LGT] Asset Management, Inc. (Note
       2)...............................    (16,129)    (43,130)     (34,816)    (33,765)
      Expense reductions (Notes 1 &
       5)...............................    (36,222)    (12,000)          --      (8,037)
                                          ---------  -----------  -----------  ---------
    Total net expenses..................    268,504      88,364       56,407     375,473
                                          ---------  -----------  -----------  ---------
Net investment income (loss)............  2,156,400     591,394      312,388     404,383
                                          ---------  -----------  -----------  ---------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................  1,498,322    (367,088)      (2,569)  3,622,656
  Net realized gain (loss) on foreign
   currency transactions................    119,922    (371,086)       1,093     (52,834)
                                          ---------  -----------  -----------  ---------
    Net realized gain (loss) during the
     year...............................  1,618,244    (738,174)      (1,476)  3,569,822
                                          ---------  -----------  -----------  ---------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities
   in foreign currencies................    271,762     803,351       (2,603)      2,156
  Net change in unrealized appreciation
   (depreciation) of investments........  (1,968,623)   (292,630)    153,207    (244,181)
                                          ---------  -----------  -----------  ---------
    Net unrealized appreciation
     (depreciation) during the year.....  (1,696,861)    510,721     150,604    (242,025)
                                          ---------  -----------  -----------  ---------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................    (78,617)   (227,453)     149,128   3,327,797
                                          ---------  -----------  -----------  ---------
Net increase (decrease) in net assets
 resulting from operations..............  $2,077,783  $ 363,941    $ 461,516   $3,732,180
                                          ---------  -----------  -----------  ---------
                                          ---------  -----------  -----------  ---------
 *Net of foreign withholding tax of:....  $      --   $      --    $      --   $  14,936
                                          ---------  -----------  -----------  ---------
                                          ---------  -----------  -----------  ---------

    The accompanying notes are an integral part of the financial statements.

                                      F66

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                          Year ended December 31, 1997

--------------------------------------------------------------------------------

                                                                             GT GLOBAL
                                          --------------------------------------------------------------------------------
                                          VARIABLE    VARIABLE    VARIABLE                VARIABLE               VARIABLE
                                          GROWTH &    TELECOM-    EMERGING    VARIABLE     NATURAL   VARIABLE      NEW
                                           INCOME    MUNICATIONS   MARKETS   INFRASTRUCTURE RESOURCES  AMERICA   PACIFIC
                                            FUND        FUND        FUND        FUND        FUND       FUND        FUND
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
Investment income:  * (Note 1)
  Dividend income.......................  $ 800,518   $ 330,336   $ 399,980   $ 105,232   $ 120,162  $ 148,233  $  617,672
  Interest income.......................    881,543     371,303      79,108      77,168      69,213     77,101     101,060
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
    Total investment income.............  1,682,061     701,639     479,088     182,400     189,375    225,334     718,732
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
Expenses:
  Amortization of organization costs
   (Note 1).............................      6,264       6,264          --          --          --      6,264       6,264
  Custodian fees........................     35,997      27,145      36,387       8,467      28,249     17,611      42,871
  Fund accounting fees (Note 2).........     10,587      17,340       5,281       2,161       4,696     10,211       6,939
  Investment management and
   administration fees (Note 2).........    421,575     691,109     207,464      84,074     182,720    305,132     276,947
  Printing and postage expenses.........     17,157      24,875      12,871       8,831       9,893     17,011      16,811
  Professional fees.....................     34,776      34,085      37,323      19,540      27,635     29,664      31,924
  Registration and filing fees..........        711         305         717          13          12         12         711
  Trustees' fees and expenses (Note
   2)...................................      1,996       1,325         417         417         365      2,190         873
  Other expenses (Note 1)...............      5,028       2,568      13,587       1,326       6,706      8,575      13,233
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
    Total expenses before reimbursements
     and reductions.....................    534,091     805,016     314,047     124,829     260,276    396,670     396,573
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
      Expenses reimbursed by [Chancellor
       LGT] Asset Management, Inc. (Note
       2)...............................     (5,189)         --     (38,322)    (19,594)    (26,931)        --     (39,729)
      Expense reductions (Notes 1 &
       5)...............................    (52,486)    (35,043)    (18,243)     (6,093)    (14,139)   (28,418)    (53,740)
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
    Total net expenses..................    476,416     769,973     257,482      99,142     219,206    368,252     303,104
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
Net investment income (loss)............  1,205,645     (68,334)    221,606      83,258     (29,831)  (142,918)    415,628
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................  1,354,147   5,547,017     691,815    (203,137)  2,089,325  6,277,204     (51,464)
  Net realized gain (loss) on foreign
   currency transactions................    276,305     259,544    (199,511)     (3,279)    (55,031)        --     (49,256)
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
    Net realized gain (loss) during the
     year...............................  1,630,452   5,806,561     492,304    (206,416)  2,034,294  6,277,204    (100,720)
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities
   in foreign currencies................    (54,835)    167,417      (9,023)     (1,800)      2,250         --     105,422
  Net change in unrealized appreciation
   (depreciation) of investments........  3,876,889   2,996,284   (2,699,474)    442,473  (1,935,169)  (372,530) (10,613,599)
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
    Net unrealized appreciation
     (depreciation) during the year.....  3,822,054   3,163,701   (2,708,497)    440,673  (1,932,919)  (372,530) (10,508,177)
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................  5,452,506   8,970,262   (2,216,193)    234,257    101,375  5,904,674  (10,608,897)
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
Net increase (decrease) in net assets
 resulting from operations..............  $6,658,151  $8,901,928  $(1,994,587)  $ 317,515 $  71,544  $5,761,756 $(10,193,269)
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
 *Net of foreign withholding tax of:....  $  90,398   $  26,632   $  22,039   $   7,094   $  14,701  $      --  $   27,707
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------
                                          ---------  -----------  ---------  -----------  ---------  ---------  ----------


                                          VARIABLE     MONEY     VARIABLE
                                           EUROPE     MARKET    INTERNATIONAL
                                            FUND       FUND        FUND
                                          ---------  ---------  -----------
Investment income:  * (Note 1)
  Dividend income.......................  $ 339,608         --   $  93,804
  Interest income.......................     57,835  $1,196,522     40,255
                                          ---------  ---------  -----------
    Total investment income.............    397,443  1,196,522     134,059
                                          ---------  ---------  -----------
Expenses:
  Amortization of organization costs
   (Note 1).............................      6,264      6,264          --
  Custodian fees........................     32,466     12,482      20,499
  Fund accounting fees (Note 2).........      7,002      5,575       1,421
  Investment management and
   administration fees (Note 2).........    279,058    108,454      56,606
  Printing and postage expenses.........     13,381     12,099      14,658
  Professional fees.....................     33,807     22,907      34,523
  Registration and filing fees..........        711         12         718
  Trustees' fees and expenses (Note
   2)...................................      1,677      1,825         413
  Other expenses (Note 1)...............     19,604      1,721       2,114
                                          ---------  ---------  -----------
    Total expenses before reimbursements
     and reductions.....................    393,970    171,339     130,952
                                          ---------  ---------  -----------
      Expenses reimbursed by [Chancellor
       LGT] Asset Management, Inc. (Note
       2)...............................    (27,622)    (8,673)    (60,092)
      Expense reductions (Notes 1 &
       5)...............................    (31,687)        --      (6,300)
                                          ---------  ---------  -----------
    Total net expenses..................    334,661    162,666      64,560
                                          ---------  ---------  -----------
Net investment income (loss)............     62,782  1,033,856      69,499
                                          ---------  ---------  -----------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................  4,020,416         --     452,351
  Net realized gain (loss) on foreign
   currency transactions................     64,152         --      49,164
                                          ---------  ---------  -----------
    Net realized gain (loss) during the
     year...............................  4,084,568         --     501,515
                                          ---------  ---------  -----------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities
   in foreign currencies................     (4,948)        --      19,339
  Net change in unrealized appreciation
   (depreciation) of investments........    417,896         --     (52,826)
                                          ---------  ---------  -----------
    Net unrealized appreciation
     (depreciation) during the year.....    412,948         --     (33,487)
                                          ---------  ---------  -----------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................  4,497,516         --     468,028
                                          ---------  ---------  -----------
Net increase (decrease) in net assets
 resulting from operations..............  $4,560,298 $1,033,856  $ 537,527
                                          ---------  ---------  -----------
                                          ---------  ---------  -----------
 *Net of foreign withholding tax of:....  $  48,612  $      --   $  12,924
                                          ---------  ---------  -----------
                                          ---------  ---------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F67

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      For the year ended December 31, 1997

--------------------------------------------------------------------------------

                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE      VARIABLE
                                            VARIABLE        GLOBAL         U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT    GOVERNMENT       LATIN
                                             INCOME         INCOME        INCOME        AMERICA
                                              FUND           FUND          FUND          FUND
                                          -------------  ------------  ------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   2,156,400  $    591,394  $    312,388  $     404,383
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      1,618,244      (738,174)       (1,476)     3,569,822
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        271,762       803,351        (2,603)         2,156
  Net change in unrealized appreciation
   (depreciation) of investments........     (1,968,623)     (292,630)      153,207       (244,181)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...      2,077,783       363,941       461,516      3,732,180
                                          -------------  ------------  ------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (2,041,389)     (616,309)     (262,504)            --
  From net realized gain on
   investments..........................             --            --       (42,460)            --
  In excess of net investment income....             --            --            --             --
                                          -------------  ------------  ------------  -------------
    Total distributions.................     (2,041,389)     (616,309)     (304,964)            --
                                          -------------  ------------  ------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     37,352,357     4,845,991     6,057,200     50,446,691
  Decrease from capital shares
   repurchased..........................    (40,609,980)   (6,739,965)   (4,324,042)   (48,320,307)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) from capital
     share transactions.................     (3,257,623)   (1,893,974)    1,733,158      2,126,384
                                          -------------  ------------  ------------  -------------
Total increase (decrease) in net
 assets.................................     (3,221,229)   (2,146,342)    1,889,710      5,858,564
Net assets:
  Beginning of year.....................     31,717,921    10,397,369     5,482,926     22,927,653
                                          -------------  ------------  ------------  -------------
  End of year  *........................  $  28,496,692  $  8,251,027  $  7,372,636  $  28,786,217
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------
   *Includes undistributed/accumulated
   net investment income (loss) of:.....  $     397,677  $     98,996  $     70,621  $     304,812
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------

                                                    For the year ended December 31, 1996
                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE      VARIABLE
                                            VARIABLE        GLOBAL         U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT    GOVERNMENT       LATIN
                                             INCOME         INCOME        INCOME        AMERICA
                                              FUND           FUND          FUND          FUND
                                          -------------  ------------  ------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   2,081,768  $    683,201  $    272,902  $     435,954
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      1,924,934      (141,142)       26,233      1,989,181
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        137,267       120,434         2,603          5,649
  Net change in unrealized appreciation
   (depreciation) of investments........      1,136,746       (38,711)     (183,973)     2,060,350
                                          -------------  ------------  ------------  -------------
    Net increase in net assets resulting
     from operations....................      5,280,715       623,782       117,765      4,491,134
                                          -------------  ------------  ------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (1,851,306)     (706,141)     (262,014)      (613,467)
  From net realized gain on
   investments..........................       (153,457)           --            --             --
  In excess of net investment income....             --            --            --        (11,459)
                                          -------------  ------------  ------------  -------------
    Total distributions.................     (2,004,763)     (706,141)     (262,014)      (624,926)
                                          -------------  ------------  ------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     45,166,146     7,375,614     4,065,030     29,173,781
  Decrease from capital shares
   repurchased..........................    (42,069,061)   (8,839,632)   (4,430,300)   (29,883,182)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) from capital
     share transactions.................      3,097,085    (1,464,018)     (365,270)      (709,401)
                                          -------------  ------------  ------------  -------------
Total increase (decrease) in net
 assets.................................      6,373,037    (1,546,377)     (509,519)     3,156,807
Net assets:
  Beginning of year.....................     25,344,884    11,943,746     5,992,445     19,770,846
                                          -------------  ------------  ------------  -------------
  End of year  * *......................  $  31,717,921  $ 10,397,369  $  5,482,926  $  22,927,653
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------
   * *Includes undistributed/accumulated
   net investment income (loss) of:.....  $     461,426  $    427,910  $     21,121  $          --
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F68

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                      For the year ended December 31, 1997

--------------------------------------------------------------------------------

                                                                                  GT GLOBAL
                                          -----------------------------------------------------------------------------------------
                                            VARIABLE       VARIABLE       VARIABLE                       VARIABLE
                                            GROWTH &       TELECOM-       EMERGING        VARIABLE        NATURAL       VARIABLE
                                             INCOME       MUNICATIONS      MARKETS     INFRASTRUCTURE    RESOURCES       AMERICA
                                              FUND           FUND           FUND            FUND           FUND           FUND
                                          -------------  -------------  -------------  --------------  -------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   1,205,645  $     (68,334) $     221,606  $       83,258  $     (29,831) $    (142,918)
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      1,630,452      5,806,561        492,304        (206,416)     2,034,294      6,277,204
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        (54,835)       167,417         (9,023)         (1,800)         2,250             --
  Net change in unrealized appreciation
   (depreciation) of investments........      3,876,889      2,996,284     (2,699,474)        442,473     (1,935,169)      (372,530)
                                          -------------  -------------  -------------  --------------  -------------  -------------
    Net increase in net assets resulting
     from operations....................      6,658,151      8,901,928     (1,994,587)        317,515         71,544      5,761,756
                                          -------------  -------------  -------------  --------------  -------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (1,300,804)            --        (84,900)        (47,833)            --       (196,399)
  From net realized gain on
   investments..........................        (90,528)    (7,777,355)    (1,283,734)       (431,226)      (762,160)    (1,554,377)
  In excess of net investment income....             --             --             --              --             --             --
                                          -------------  -------------  -------------  --------------  -------------  -------------
    Total distributions.................     (1,391,332)    (7,777,355)    (1,368,634)       (479,059)      (762,160)    (1,750,776)
                                          -------------  -------------  -------------  --------------  -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     80,082,075     53,743,901     65,386,565       6,628,609     42,957,139     51,554,136
  Decrease from capital shares
   repurchased..........................    (71,425,393)   (49,940,160)   (63,118,511)     (3,775,850)   (41,865,469)   (53,234,901)
                                          -------------  -------------  -------------  --------------  -------------  -------------
    Net increase (decrease) from capital
     share transactions.................      8,656,682      3,803,741      2,268,054       2,852,759      1,091,670     (1,680,765)
                                          -------------  -------------  -------------  --------------  -------------  -------------
Total increase (decrease) in net
 assets.................................     13,923,501      4,928,314     (1,095,167)      2,691,215        401,054      2,330,215
Net assets:
  Beginning of year.....................     36,432,763     63,257,829     17,603,924       6,053,970     16,307,953     41,646,609
                                          -------------  -------------  -------------  --------------  -------------  -------------
  End of year...........................  $  50,356,264  $  68,186,143  $  16,508,757  $    8,745,185  $  16,709,007  $  43,976,824
                                          -------------  -------------  -------------  --------------  -------------  -------------
                                          -------------  -------------  -------------  --------------  -------------  -------------
   *Includes undistributed/accumulated
   net investment income (loss) of:.....  $     643,714  $          --  $     168,757  $       77,503  $          --  $          --
                                          -------------  -------------  -------------  --------------  -------------  -------------
                                          -------------  -------------  -------------  --------------  -------------  -------------


                                             VARIABLE
                                               NEW          VARIABLE         MONEY         VARIABLE
                                             PACIFIC         EUROPE          MARKET      INTERNATIONAL
                                               FUND           FUND            FUND           FUND
                                          --------------  -------------  --------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $      415,628  $      62,782  $    1,033,856  $      69,499
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................        (100,720)     4,084,568              --        501,515
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................         105,422         (4,948)             --         19,339
  Net change in unrealized appreciation
   (depreciation) of investments........     (10,613,599)       417,896              --        (52,826)
                                          --------------  -------------  --------------  -------------
    Net increase in net assets resulting
     from operations....................     (10,193,269)     4,560,298       1,033,856        537,527
                                          --------------  -------------  --------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............        (178,145)       (69,048)     (1,033,856)        (7,912)
  From net realized gain on
   investments..........................        (128,263)    (2,404,127)             --             --
  In excess of net investment income....              --             --              --             --
                                          --------------  -------------  --------------  -------------
    Total distributions.................        (306,408)    (2,473,175)     (1,033,856)        (7,912)
                                          --------------  -------------  --------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     181,437,283    147,172,457     524,518,140     35,266,039
  Decrease from capital shares
   repurchased..........................    (187,117,722)  (146,386,879)   (517,347,993)   (34,648,323)
                                          --------------  -------------  --------------  -------------
    Net increase (decrease) from capital
     share transactions.................      (5,680,439)       785,578       7,170,147        617,716
                                          --------------  -------------  --------------  -------------
Total increase (decrease) in net
 assets.................................     (16,180,116)     2,872,701       7,170,147      1,147,331
Net assets:
  Beginning of year.....................      32,670,200     24,537,049      19,794,060      4,781,848
                                          --------------  -------------  --------------  -------------
  End of year...........................  $   16,490,084  $  27,409,750  $   26,964,207  $   5,929,179
                                          --------------  -------------  --------------  -------------
                                          --------------  -------------  --------------  -------------
   *Includes undistributed/accumulated
   net investment income (loss) of:.....  $      351,912  $      60,949  $           --  $      56,757
                                          --------------  -------------  --------------  -------------
                                          --------------  -------------  --------------  -------------

                                                                    For the year ended December 31, 1996
                                                                                 GT GLOBAL
                                          ----------------------------------------------------------------------------------------
                                            VARIABLE       VARIABLE       VARIABLE                      VARIABLE
                                            GROWTH &       TELECOM-       EMERGING       VARIABLE        NATURAL       VARIABLE
                                             INCOME       MUNICATIONS      MARKETS     INFRASTRUCTURE   RESOURCES       AMERICA
                                              FUND           FUND           FUND           FUND           FUND           FUND
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   1,137,133  $    (159,179) $     132,940  $     47,274   $     (45,203) $     201,092
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................        584,240      8,082,167      2,583,937       432,860         732,622      1,558,532
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................         20,456          3,633          2,710           145          (2,282)            --
  Net change in unrealized appreciation
   (depreciation) of investments........      3,228,349      1,763,783        826,703       211,063       1,760,818      4,688,367
                                          -------------  -------------  -------------  -------------  -------------  -------------
    Net increase in net assets resulting
     from operations....................      4,970,178      9,690,404      3,546,290       691,342       2,445,955      6,447,991
                                          -------------  -------------  -------------  -------------  -------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............       (736,222)       (70,025)            --        (9,314 )            --       (526,781)
  From net realized gain on
   investments..........................       (103,267)    (6,373,965)            --       (17,455 )            --     (4,953,885)
  In excess of net investment income....             --             --             --            --              --             --
                                          -------------  -------------  -------------  -------------  -------------  -------------
    Total distributions.................       (839,489)    (6,443,990)            --       (26,769 )            --     (5,480,666)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     29,950,604     43,828,906     32,771,217     7,252,525      33,416,057     60,951,545
  Decrease from capital shares
   repurchased..........................    (28,213,931)   (34,595,566)   (27,696,344)   (3,457,346 )   (20,919,006)   (57,915,239)
                                          -------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from capital
     share transactions.................      1,736,673      9,233,340      5,074,873     3,795,179      12,497,051      3,036,306
                                          -------------  -------------  -------------  -------------  -------------  -------------
Total increase (decrease) in net
 assets.................................      5,867,362     12,479,754      8,621,163     4,459,752      14,943,006      4,003,631
Net assets:
  Beginning of year.....................     30,565,401     50,778,075      8,982,761     1,594,218       1,364,947     37,642,978
                                          -------------  -------------  -------------  -------------  -------------  -------------
  End of year  * *......................  $  36,432,763  $  63,257,829  $  17,603,924  $  6,053,970   $  16,307,953  $  41,646,609
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------  -------------  -------------
   * *Includes undistributed/accumulated
   net investment income (loss) of:.....  $     745,652  $          --  $      83,731  $     45,357   $          --  $     196,399
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------  -------------  -------------


                                             VARIABLE
                                               NEW          VARIABLE         MONEY         VARIABLE
                                             PACIFIC         EUROPE          MARKET      INTERNATIONAL
                                               FUND           FUND            FUND           FUND
                                          --------------  -------------  --------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $      256,226  $      71,331  $      717,755  $      21,621
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................       1,248,081      3,075,019              --        218,360
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................          (2,246)       (10,428)             --          3,152
  Net change in unrealized appreciation
   (depreciation) of investments........       7,190,989      2,087,986              --        130,577
                                          --------------  -------------  --------------  -------------
    Net increase in net assets resulting
     from operations....................       8,693,050      5,223,908         717,755        373,710
                                          --------------  -------------  --------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............        (329,817)      (155,793)       (717,755)          (526)
  From net realized gain on
   investments..........................              --             --              --        (14,157)
  In excess of net investment income....              --             --              --             --
                                          --------------  -------------  --------------  -------------
    Total distributions.................        (329,817)      (155,793)       (717,755)       (14,683)
                                          --------------  -------------  --------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     177,020,035     77,988,956     316,808,464      9,136,580
  Decrease from capital shares
   repurchased..........................    (175,737,852)   (74,160,899)   (311,904,996)    (8,376,359)
                                          --------------  -------------  --------------  -------------
    Net increase (decrease) from capital
     share transactions.................       1,282,183      3,828,057       4,903,468        760,221
                                          --------------  -------------  --------------  -------------
Total increase (decrease) in net
 assets.................................       9,645,416      8,896,172       4,903,468      1,119,248
Net assets:
  Beginning of year.....................      23,024,784     15,640,877      14,890,592      3,662,600
                                          --------------  -------------  --------------  -------------
  End of year  * *......................  $   32,670,200  $  24,537,049  $   19,794,060  $   4,781,848
                                          --------------  -------------  --------------  -------------
                                          --------------  -------------  --------------  -------------
   * *Includes undistributed/accumulated
   net investment income (loss) of:.....  $      163,089  $      67,215  $           --  $       6,759
                                          --------------  -------------  --------------  -------------
                                          --------------  -------------  --------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F69

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------
                                                               VARIABLE STRATEGIC INCOME FUND
                                          ------------------------------------------------------------------------
                                                                                                    FEBRUARY 10,
                                                                                                        1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  13.38      $  11.86      $  10.82      $  14.57      $      12.00
                                          -----------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........      1.00(a)       0.95(b)       1.07(c)       1.71(d)           0.61(e)
  Net realized and unrealized gain
   (loss) on investments................     (0.07)         1.50          0.93         (4.17)             2.57
                                          -----------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      0.93          2.45          2.00         (2.46)             3.18
                                          -----------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.92)        (0.85)        (0.96)        (0.79)            (0.61)
  From net realized gain on
   investments..........................        --         (0.08)           --         (0.45)               --
  In excess of net realized gain on
   investments..........................        --            --            --            --                --
  In excess of net investment income....        --            --            --            --                --
  Return of capital.....................        --            --            --         (0.05)               --
                                          -----------   -----------   -----------   -----------   ----------------
    Total distributions.................     (0.92)        (0.93)        (0.96)        (1.29)            (0.61)
                                          -----------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $  13.39      $  13.38      $  11.86      $  10.82      $      14.57
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........      7.14%        21.58%        19.50%       (17.09)%            27.5%
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 28,497      $ 31,718      $ 25,345      $ 23,367      $     18,089
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      7.20%         7.74%         9.59%         7.58%              6.6%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      7.03%         7.59%         9.35%         7.43%              6.3%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%              5.2%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      0.90%         0.99%         1.00%         1.00%              0.5%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      1.07%         1.14%         1.24%         1.15%              0.9%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%              1.9%
Portfolio turnover ++...................       185%          210%          193%          313%              245%
Average commission rate per share paid
 on portfolio transactions..............       N/A           N/A           N/A           N/A               N/A

--------------------------------------------------------------------------------

                                                                      GT GLOBAL
                                          -----------------------------------------------------------------
                                                             VARIABLE LATIN AMERICA FUND
                                          -----------------------------------------------------------------
                                                                                             FEBRUARY 10,
                                                                                                 1993
                                                                                           (COMMENCEMENT OF
                                                     YEAR ENDED DECEMBER 31,                OPERATIONS) TO
                                          ----------------------------------------------     DECEMBER 31,
                                          1997      1996          1995          1994             1993
                                          ----   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $14.80 $  12.42      $  19.17      $  17.68      $      12.00
                                          ----   -----------   -----------   -----------       --------
  Net investment income (loss)..........  0.24(a)     0.27(b)      0.51(c)       0.11(d)           0.04(e)
  Net realized and unrealized gain
   (loss) on investments................  1.91       2.49         (5.10)         1.49              5.64
                                          ----   -----------   -----------   -----------       --------
    Net increase (decrease) resulting
     from operations....................  2.15       2.76         (4.59)         1.60              5.68
                                          ----   -----------   -----------   -----------       --------
Distributions to shareholders:
  From net investment income............  --        (0.37)        (0.16)        (0.04)               --
  From net realized gain on
   investments..........................  --           --         (2.00)        (0.07)               --
  In excess of net investment income....  --        (0.01)           --            --                --
  Return of capital.....................  --           --            --            --                --
                                          ----   -----------   -----------   -----------       --------
    Total distributions.................  --        (0.38)        (2.16)        (0.11)               --
                                          ----   -----------   -----------   -----------       --------
Net asset value, end of period..........  $16.95 $  14.80      $  12.42      $  19.17      $      17.68
                                          ----   -----------   -----------   -----------       --------
                                          ----   -----------   -----------   -----------       --------
Total investment return  (g) +..........  14.53%    22.48%       (24.14)%        9.14%             47.3%
                                          ----   -----------   -----------   -----------       --------
                                          ----   -----------   -----------   -----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $28,786 $ 22,928     $ 19,771      $ 26,631      $      8,240
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................  1.36%      1.94%         4.43%         0.82%              1.0%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......  1.21%      1.69%         3.92%         0.49%              0.4%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............  --%          --%           --%           --%             (2.5)%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................  1.25%      1.17%         1.18%         1.25%              0.7%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......  1.40%      1.42%         1.69%         1.58%              1.3%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............  --%          --%           --%           --%              4.2%
Portfolio turnover ++...................  141%        102%          140%          185%               78%
Average commission rate per share paid
 on portfolio transactions..............  $0.0004 $ 0.0002          N/A           N/A               N/A

------------------------

 (a) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.01 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government, $0.06 for Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.00 for the Variable Growth & Income Fund (Note 2).
 (b) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.02 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.08 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.01 for the Variable Growth & Income Fund (Note
     2).
 (c) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.07 for the Variable Global Government Income Fund, $0.14 for the Variable U.S. Government Income Fund, $0.06 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).
 (d) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.04 for the Variable Strategic Income Fund, $0.08 for the Variable Global Government Income Fund, $0.48 for the Variable U.S. Government Income Fund, $0.04 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.01 for the Variable Telecommunications Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F70

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                                         GT GLOBAL
                                          -----------------------------------------------------------------------
                                                          VARIABLE GLOBAL GOVERNMENT INCOME FUND
                                          -----------------------------------------------------------------------
                                                                                                   FEBRUARY 10,
                                                                                                       1993
                                                                                                 (COMMENCEMENT OF
                                                        YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          ----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994            1993
                                          -----------   -----------   -----------   ----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  11.43      $  11.51      $  10.63      $ 12.53      $      12.00
                                          -----------   -----------   -----------   ----------       --------
  Net investment income (loss)..........      0.82(a)       0.72(b)       0.79(c)      0.77(d)           0.57(e)
  Net realized and unrealized gain
   (loss) on investments................     (0.34)        (0.06)         0.84        (1.85)             0.52
                                          -----------   -----------   -----------   ----------       --------
    Net increase (decrease) resulting
     from operations....................      0.48          0.66          1.63        (1.08)             1.09
                                          -----------   -----------   -----------   ----------       --------
Distributions to shareholders:
  From net investment income............     (0.74)        (0.74)        (0.75)       (0.73)            (0.56)
  From net realized gain on
   investments..........................        --            --            --           --                --
  In excess of net realized gain on
   investments..........................        --            --            --           --                --
  In excess of net investment income....        --            --            --           --                --
  Return of capital.....................        --            --            --        (0.09)               --
                                          -----------   -----------   -----------   ----------       --------
    Total distributions.................     (0.74)        (0.74)        (0.75)       (0.82)            (0.56)
                                          -----------   -----------   -----------   ----------       --------
Net asset value, end of period..........  $  11.17      $  11.43      $  11.51      $ 10.63      $      12.53
                                          -----------   -----------   -----------   ----------       --------
                                          -----------   -----------   -----------   ----------       --------
Total investment return  (g) +..........      4.37%         6.17%        15.85%       (8.70)%             9.5%
                                          -----------   -----------   -----------   ----------       --------
                                          -----------   -----------   -----------   ----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  8,251      $ 10,397      $ 11,944      $ 9,654      $      6,136
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      6.33%         6.32%         7.03%        6.89%              6.1%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      5.74%         5.80%         6.37%        6.21%              5.5%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%          --%              2.4%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      0.95%         0.95%         1.00%        1.00%              0.5%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      1.54%         1.47%         1.66%        1.68%              1.1%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%          --%              4.2%
Portfolio turnover ++...................       235%          235%          394%         350%              298%
Average commission rate per share paid
 on portfolio transactions..............       N/A           N/A           N/A          N/A               N/A

                                                                       GT GLOBAL
                                          --------------------------------------------------------------------

                                                          VARIABLE U.S. GOVERNMENT INCOME FUND
                                          --------------------------------------------------------------------
                                                                                                FEBRUARY 10,
                                                                                                    1993
                                                                                                (COMMENCEMENT
                                                                                                     OF
                                                       YEAR ENDED DECEMBER 31,                 OPERATIONS) TO
                                          --------------------------------------------------    DECEMBER 31,
                                             1997          1996         1995         1994           1993
                                          -----------   ----------   ----------   ----------   ---------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  11.41      $ 11.74      $ 10.79      $ 12.23      $      12.00
                                          -----------   ----------   ----------   ----------   ---------------
  Net investment income (loss)..........      0.63(a)      0.60(b)      0.62(c)      0.63(d)           0.53(e)
  Net realized and unrealized gain
   (loss) on investments................      0.29        (0.35)        0.93        (1.39)             0.23
                                          -----------   ----------   ----------   ----------   ---------------
    Net increase (decrease) resulting
     from operations....................      0.92         0.25         1.55        (0.76)             0.76
                                          -----------   ----------   ----------   ----------   ---------------
Distributions to shareholders:
  From net investment income............     (0.54)       (0.58)       (0.60)       (0.62)            (0.53)
  From net realized gain on
   investments..........................     (0.09)          --           --        (0.06)               --
  In excess of net realized gain on
   investments..........................        --           --           --           --                --
  In excess of net investment income....        --           --           --           --                --
  Return of capital.....................        --           --           --           --                --
                                          -----------   ----------   ----------   ----------   ---------------
    Total distributions.................     (0.63)       (0.58)       (0.60)       (0.68)            (0.53)
                                          -----------   ----------   ----------   ----------   ---------------
Net asset value, end of period..........  $  11.70      $ 11.41      $ 11.74      $ 10.79      $      12.23
                                          -----------   ----------   ----------   ----------   ---------------
                                          -----------   ----------   ----------   ----------   ---------------
Total investment return  (g) +..........      8.30%        2.23%       14.73%       (6.27)%             6.4%
                                          -----------   ----------   ----------   ----------   ---------------
                                          -----------   ----------   ----------   ----------   ---------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  7,373      $ 5,483      $ 5,992      $ 2,415      $        974
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      5.54%        5.24%        5.43%        5.53%              5.3%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      4.92%        4.49%        3.87%        1.29%              3.4%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%          --%          --%          --%             (6.9)%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.00%        1.00%        1.00%        0.38%              0.0%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      1.62%        1.75%        2.56%        4.63%              1.9%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%          --%          --%          --%             12.3%
Portfolio turnover ++...................       143%          49%         186%          34%               81%
Average commission rate per share paid
 on portfolio transactions..............       N/A          N/A          N/A          N/A               N/A

--------------------------------------------------------------------------------

                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------
                                                               VARIABLE GROWTH & INCOME FUND
                                          ------------------------------------------------------------------------
                                                                                                    FEBRUARY 10,
                                                                                                        1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  16.51      $  14.57      $  12.99      $  13.77      $      12.00
                                          -----------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........      0.41(a)       0.53(b)       0.52(c)       0.46(d)           0.31(e)
  Net realized and unrealized gain
   (loss) on investments................      2.23          1.81          1.46         (0.85)             1.79
                                          -----------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      2.64          2.34          1.98         (0.39)             2.10
                                          -----------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.51)        (0.35)        (0.40)        (0.39)            (0.28)
  From net realized gain on
   investments..........................     (0.04)        (0.05)           --            --             (0.05)
  In excess of net investment income....        --            --            --            --                --
  Return of capital.....................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------   ----------------
    Total distributions.................     (0.55)        (0.40)        (0.40)        (0.39)            (0.33)
                                          -----------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $  18.60      $  16.51      $  14.57      $  12.99      $      13.77
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........     16.22%        16.33%        15.49%        (2.85)%            17.8%
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 50,356      $ 36,433      $ 30,565      $ 25,580      $     11,677
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      2.86%         3.58%         3.87%         3.69%              3.2%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      2.72%         3.48%         3.66%         3.45%              2.7%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%              1.1%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.13%         1.20%         1.23%         1.25%              0.6%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      1.27%         1.30%         1.44%         1.49%              1.2%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%              2.8%
Portfolio turnover ++...................        60%           57%           73%           53%               17%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0141      $ 0.0147           N/A           N/A               N/A


                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------

                                                              VARIABLE TELECOMMUNICATIONS FUND
                                          ------------------------------------------------------------------------
                                                                                                  OCTOBER 18, 1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  18.14      $  16.87      $  13.98      $  13.07      $      12.00
                                          -----------   -----------   -----------   -----------       --------
  Net investment income (loss)..........     (0.02)        (0.05)         0.02(c)       0.01(d)           0.04(e)
  Net realized and unrealized gain
   (loss) on investments................      2.59          3.31          3.26          0.92              1.03
                                          -----------   -----------   -----------   -----------       --------
    Net increase (decrease) resulting
     from operations....................      2.57          3.26          3.28          0.93              1.07
                                          -----------   -----------   -----------   -----------       --------
Distributions to shareholders:
  From net investment income............        --         (0.02)        (0.03)        (0.02)               --
  From net realized gain on
   investments..........................     (2.31)        (1.97)        (0.36)           --                --
  In excess of net investment income....        --            --            --            --                --
  Return of capital.....................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------       --------
    Total distributions.................     (2.31)        (1.99)        (0.39)        (0.02)               --
                                          -----------   -----------   -----------   -----------       --------
Net asset value, end of period..........  $  18.40      $  18.14      $  16.87      $  13.98      $      13.07
                                          -----------   -----------   -----------   -----------       --------
                                          -----------   -----------   -----------   -----------       --------
Total investment return  (g) +..........     14.56%        19.34%        23.66%         7.15%              8.9%
                                          -----------   -----------   -----------   -----------       --------
                                          -----------   -----------   -----------   -----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 68,186      $ 63,258      $ 50,778      $ 36,029      $      7,903
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................     (0.10)%       (0.26)%        0.16%         0.31%              2.5%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......     (0.15)%       (0.31)%        0.10%         0.07%              2.3%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%              1.6%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.11%         1.12%         1.20%         1.25%              0.9%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      1.16%         1.17%         1.26%         1.49%              1.1%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%              1.8%
Portfolio turnover ++...................        91%           77%           70%           81%               20%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0092      $ 0.0068           N/A           N/A               N/A

------------------------

 (e) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.19 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, $0.05 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).
 (f) During the period ended December 31, 1993, [Chancellor LGT] Asset Management, Inc. voluntarily assumed certain expenses for the Funds (Note 2).
 (g) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F71

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                  GT GLOBAL
                                          ---------------------------------------------------------
                                                       VARIABLE EMERGING MARKETS FUND
                                          ---------------------------------------------------------
                                                                                     JULY 5, 1994
                                                                                   (COMMENCEMENT OF
                                                 YEAR ENDED DECEMBER 31,            OPERATIONS) TO
                                          --------------------------------------     DECEMBER 31,
                                             1997          1996          1995            1994
                                          -----------   -----------   ----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  14.26      $  10.88      $ 11.89      $      12.00
                                          -----------   -----------   ----------       --------
  Net investment income (loss)..........      0.15(a)       0.11(b)      0.14(c)           0.07(d)
  Net realized and unrealized gain
   (loss) on investments................     (1.89)         3.27        (1.04)            (0.05)
                                          -----------   -----------   ----------       --------
    Net increase (decrease) resulting
     from operations....................     (1.74)         3.38        (0.90)             0.02
                                          -----------   -----------   ----------       --------
Distributions to shareholders:
  From net investment income............     (0.06)           --        (0.09)            (0.07)
  From net realized gain on
   investments..........................     (0.89)           --           --                --
  In excess of net realized gain on
   investments..........................        --            --           --             (0.06)
  Return of capital.....................        --            --        (0.02)               --
                                          -----------   -----------   ----------       --------
    Total distributions.................     (0.95)           --        (0.11)            (0.13)
                                          -----------   -----------   ----------       --------
Net asset value, end of period..........  $  11.57      $  14.26      $ 10.88      $      11.89
                                          -----------   -----------   ----------       --------
                                          -----------   -----------   ----------       --------
Total investment return  (g) +..........    (13.76)%       31.07%       (7.54)%            0.12%
                                          -----------   -----------   ----------       --------
                                          -----------   -----------   ----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 16,509      $ 17,604      $ 8,983      $      7,267
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.05%         0.89%        1.55%             4.10%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      0.78%         0.39%        0.51%            (0.20)%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%          --%               --%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.22%         1.18%        1.18%             0.00%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      1.49%         1.68%        2.22%             4.30%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%          --%               --%
Portfolio turnover ++...................       212%          216%         210%              117%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0013      $ 0.0021          N/A               N/A

--------------------------------------------------------------------------------

                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------
                                                                   VARIABLE AMERICA FUND
                                          ------------------------------------------------------------------------
                                                                                                    FEBRUARY 10,
                                                                                                        1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  19.71      $  19.46      $  15.81      $  13.75      $      12.00
                                          -----------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........     (0.07)         0.12(b)       0.21(c)       0.48(d)           1.11(e)
  Net realized and unrealized gain
   (loss) on investments................      2.88          3.18          3.80          2.08              0.64
                                          -----------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      2.81          3.30          4.01          2.56              1.75
                                          -----------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.09)        (0.30)        (0.07)        (0.50)               --
  From net realized gain on
   investments..........................     (0.75)        (2.75)        (0.29)           --                --
  In excess of net realized gain on
   investments..........................        --            --            --            --                --
  Return of capital.....................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------   ----------------
    Total distributions.................     (0.84)        (3.05)        (0.36)        (0.50)               --
                                          -----------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $  21.68      $  19.71      $  19.46      $  15.81      $      13.75
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........     14.88%        18.55%        25.37%        18.88%             14.7%
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 43,977      $ 41,647      $ 37,643      $ 15,257      $      1,700
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................     (0.35)%        0.52%         1.66%         1.83%             14.1%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......     (0.42)%        0.46%         1.60%         0.76%             12.8%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%              7.6%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      0.91%         0.95%         1.00%         0.98%              0.0%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      0.98%         1.01%         1.06%         2.05%              1.3%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%              6.5%
Portfolio turnover ++...................       210%          248%           79%          139%              831%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0552      $ 0.0531           N/A           N/A               N/A

------------------------

 (a) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Emerging Markets Fund, $0.04 for the Variable Infrastructure Fund, $0.03 for the Variable Natural Resources Fund, $0.02 for the Variable New Pacific Fund, and $0.02 for the Variable Europe Fund (Note 2).
 (b) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.05 for the Variable Emerging Markets Fund, $0.19 for the Variable Infrastructure Fund, $0.11 for the Variable Natural Resources Fund, $0.00 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).
 (c) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.09 for the Variable Emerging Markets Fund, $0.42 for the Variable Infrastructure Fund, $0.47 for the Variable Natural Resources Fund, $0.01 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, and $0.08 for the Variable Europe Fund (Note 2).
 (d) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.07 for the Variable Emerging Markets Fund, $0.28 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F72

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                           GT GLOBAL
                                          --------------------------------------------
                                                  VARIABLE INFRASTRUCTURE FUND
                                          --------------------------------------------
                                                                      JANUARY 31, 1995
                                                 YEAR ENDED           (COMMENCEMENT OF
                                                DECEMBER 31,           OPERATIONS) TO
                                          -------------------------     DECEMBER 31,
                                             1997          1996             1995
                                          -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  16.47      $  13.27      $      12.00
                                          -----------   -----------   ----------------
  Net investment income (loss)..........      0.12(a)       0.11(b)           0.07(c)
  Net realized and unrealized gain
   (loss) on investments................      0.74          3.19              1.20
                                          -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      0.86          3.30              1.27
                                          -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.10)        (0.03)               --
  From net realized gain on
   investments..........................     (0.88)        (0.07)               --
  In excess of net realized gain on
   investments..........................        --            --                --
  Return of capital.....................        --            --                --
                                          -----------   -----------   ----------------
    Total distributions.................     (0.98)        (0.10)               --
                                          -----------   -----------   ----------------
Net asset value, end of period..........  $  16.35      $  16.47      $      13.27
                                          -----------   -----------   ----------------
                                          -----------   -----------   ----------------
Total investment return  (g) +..........      5.00%        24.88%            10.58%
                                          -----------   -----------   ----------------
                                          -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  8,745      $  6,054      $      1,594
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      0.99%         1.35%             1.24%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      0.68%         0.03%            (6.11)%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%               --%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.18%         1.21%             1.22%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      1.49%         2.53%             8.57%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%               --%
Portfolio turnover ++...................        46%           76%               38%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0077      $ 0.0101               N/A

                                                           GT GLOBAL
                                          --------------------------------------------

                                                VARIABLE NATURAL RESOURCES FUND
                                          --------------------------------------------
                                                                      JANUARY 31, 1995
                                                 YEAR ENDED           (COMMENCEMENT OF
                                                DECEMBER 31,           OPERATIONS) TO
                                          -------------------------     DECEMBER 31,
                                             1997          1996             1995
                                          -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  20.98      $  13.88      $      12.00
                                          -----------   -----------   ----------------
  Net investment income (loss)..........     (0.03) (a)    (0.06) (b)         0.73(c)
  Net realized and unrealized gain
   (loss) on investments................      0.18          7.16              1.91
                                          -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      0.15          7.10              2.64
                                          -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............        --            --             (0.71)
  From net realized gain on
   investments..........................     (0.93)           --                --
  In excess of net realized gain on
   investments..........................        --            --             (0.05)
  Return of capital.....................        --            --                --
                                          -----------   -----------   ----------------
    Total distributions.................     (0.93)           --             (0.76)
                                          -----------   -----------   ----------------
Net asset value, end of period..........  $  20.20      $  20.98      $      13.88
                                          -----------   -----------   ----------------
                                          -----------   -----------   ----------------
Total investment return  (g) +..........      1.29%        51.15%            22.20%
                                          -----------   -----------   ----------------
                                          -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 16,709      $ 16,308      $      1,365
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................     (0.16)%       (0.60)%           10.87%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......     (0.38)%       (1.30)%            2.94%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%               --%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.20%         1.19%             1.14%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      1.42%         1.89%             9.07%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%               --%
Portfolio turnover ++...................       315%          199%              875%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0123      $ 0.0164               N/A

--------------------------------------------------------------------------------

                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------
                                                                 VARIABLE NEW PACIFIC FUND
                                          ------------------------------------------------------------------------
                                                                                                    FEBRUARY 10,
                                                                                                        1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  18.02      $  13.92      $  14.01      $  16.07      $      12.00
                                          -----------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........      0.26(a)       0.13(b)       0.20(c)       0.08(d)           0.04(e)
  Net realized and unrealized gain
   (loss) on investments................     (7.61)         4.16         (0.23)        (2.08)             4.03
                                          -----------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................     (7.35)         4.29         (0.03)        (2.00)             4.07
                                          -----------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.10)        (0.19)        (0.06)        (0.06)               --
  From net realized gain on
   investments..........................     (0.07)           --            --            --                --
  In excess of net realized gain on
   investments..........................        --            --            --            --                --
  Return of capital.....................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------   ----------------
    Total distributions.................     (0.17)        (0.19)        (0.06)        (0.06)               --
                                          -----------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $  10.50      $  18.02      $  13.92      $  14.01      $      16.07
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........    (41.11)%       30.97%        (0.21)%      (12.47)%            33.9%
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 16,490      $ 32,670      $ 23,025      $ 19,391      $      7,945
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.50%         0.88%         1.27%         0.83%              0.9%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      1.16%         0.60%         1.74%         0.48%              0.3%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%             (2.0)%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.09%         1.12%         1.14%         1.25%              0.6%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      1.43%         1.40%         1.61%         1.60%              1.3%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%              3.6%
Portfolio turnover ++...................        93%           70%           67%           30%               15%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0064      $ 0.0071           N/A           N/A               N/A

                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------

                                                                    VARIABLE EUROPE FUND
                                          ------------------------------------------------------------------------
                                                                                                    FEBRUARY 10,
                                                                                                        1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  21.34      $  16.52      $  15.22      $  15.33      $      12.00
                                          -----------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........      0.05(a)       0.05(b)       0.18(c)       0.16(d)           0.05(e)
  Net realized and unrealized gain
   (loss) on investments................      3.10          4.93          1.28         (0.25)             3.28
                                          -----------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      3.15          4.98          1.46         (0.09)             3.33
                                          -----------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.06)        (0.16)        (0.16)           --                --
  From net realized gain on
   investments..........................     (1.91)           --            --         (0.02)               --
  In excess of net realized gain on
   investments..........................        --            --            --            --                --
  Return of capital.....................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------   ----------------
    Total distributions.................     (1.97)        (0.16)        (0.16)        (0.02)               --
                                          -----------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $  22.52      $  21.34      $  16.52      $  15.22      $      15.33
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........     15.15%        30.25%         9.66%        (0.59)%            27.8%
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 27,410      $ 24,537      $ 15,641      $ 15,020      $      5,410
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      0.22%         0.36%         1.12%         1.48%              1.1%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      0.01%         0.09%         0.60%         1.07%              0.4%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%             (2.8)%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.20%         1.20%         1.20%         1.25%              0.7%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      1.41%         1.47%         1.72%         1.66%              1.4%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%              4.6%
Portfolio turnover ++...................       117%           56%          123%           61%               27%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0626      $ 0.0313           N/A           N/A               N/A

------------------------

 (e) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.10 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, and $0.03 for the Variable Europe Fund (Note 2).
 (f) During the period ended December 31, 1993, [Chancellor LGT] Asset Management, Inc. voluntarily assumed certain expenses for the Funds (Note 2).
 (g) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F73

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------
                                                                     MONEY MARKET FUND
                                          ------------------------------------------------------------------------
                                                                                                    FEBRUARY 10,
                                                                                                        1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   1.00      $   1.00      $   1.00      $   1.00      $       1.00
                                          -----------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........      0.05(a)       0.05(b)       0.05(c)       0.03(d)           0.03(e)
  Net realized and unrealized gain
   (loss) on investments................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      0.05          0.05          0.05          0.03              0.03
                                          -----------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.05)        (0.05)        (0.05)        (0.03)            (0.03)
  From net realized gain on
   investments..........................        --            --            --            --                --
  In excess of net realized gain on
   investments..........................        --            --            --            --                --
  Return of capital.....................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------   ----------------
    Total distributions.................     (0.05)        (0.05)        (0.05)        (0.03)            (0.03)
                                          -----------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $   1.00      $   1.00      $   1.00      $   1.00      $       1.00
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........      4.96%         4.75%         5.26%         3.48%              2.6%
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 26,964      $ 19,794      $ 14,891      $ 19,474      $      3,775
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      4.77%         4.67%         5.15%         3.70%              2.9%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      4.73%         4.57%         4.85%         3.64%              2.1%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%             (2.6)%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      0.75%         0.75%         0.75%         0.75%              0.2%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      0.79%         0.85%         1.05%         0.81%              1.0%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%           --%           --%              5.7%
Portfolio turnover ++...................       N/A           N/A           N/A           N/A               N/A
Average commission rate per share paid
 on portfolio transactions..............       N/A           N/A           N/A           N/A               N/A

--------------------------------------------------------------------------------

                                                                  GT GLOBAL
                                          ---------------------------------------------------------
                                                         VARIABLE INTERNATIONAL FUND
                                          ---------------------------------------------------------
                                                                                     JULY 5, 1994
                                                                                   (COMMENCEMENT OF
                                                 YEAR ENDED DECEMBER 31,            OPERATIONS) TO
                                          --------------------------------------     DECEMBER 31,
                                             1997          1996          1995            1994
                                          -----------   -----------   ----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  11.91      $  11.01      $ 11.25      $      12.00
                                          -----------   -----------   ----------       --------
  Net investment income (loss)..........      0.15(a)       0.05(b)      0.09(c)           0.06(d)
  Net realized and unrealized gain
   (loss) on investments................      0.68          0.89        (0.22)            (0.76)
                                          -----------   -----------   ----------       --------
    Net increase (decrease) resulting
     from operations....................      0.83          0.94        (0.13)            (0.70)
                                          -----------   -----------   ----------       --------
Distributions to shareholders:
  From net investment income............     (0.02)           --        (0.09)            (0.05)
  From net realized gain on
   investments..........................        --         (0.04)       (0.02)               --
  In excess of net realized gain on
   investments..........................        --            --           --                --
  Return of capital.....................        --            --           --                --
                                          -----------   -----------   ----------       --------
    Total distributions.................     (0.02)        (0.04)       (0.11)            (0.05)
                                          -----------   -----------   ----------       --------
Net asset value, end of period..........  $  12.72      $  11.91      $ 11.01      $      11.25
                                          -----------   -----------   ----------       --------
                                          -----------   -----------   ----------       --------
Total investment return  (g) +..........      6.93%         8.52%       (1.14)%           (5.81)%
                                          -----------   -----------   ----------       --------
                                          -----------   -----------   ----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  5,929      $  4,782      $ 3,663      $      2,229
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.22%         0.48%        0.93%             3.33%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      0.05%        (0.86)%      (1.35)%           (2.56)%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%          --%               --%
Ratio of expenses to average net assets:
  With reimbursement by [Chancellor LGT]
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.14%         1.15%        1.25%             0.69%
  Without reimbursement by [Chancellor
   LGT] and expense reductions ++.......      2.31%         2.49%        3.53%             6.58%
  Without expenses assumed by
   [Chancellor LGT]  (f) ++.............        --%           --%          --%               --%
Portfolio turnover ++...................       112%           92%         107%               17%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0225      $ 0.0156          N/A               N/A

------------------------

 (a) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.00 for the Money Market Fund and $0.06 for the Variable International Fund (Note 2).
 (b) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.00 for the Money Market Fund and $0.14 for the Variable International Fund (Note 2).
 (c) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.00 for the Money Market Fund and $0.22 for the Variable International Fund (Note 2).
 (d) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.00 for the Money Market Fund and $0.11 for the Variable International Fund (Note 2).
 (e) Includes reimbursement by [Chancellor LGT] Asset Management, Inc. of Fund operating expenses of $0.01 for the Money Market Fund (Note 2).
 (f) During the period ended December 31, 1993, [Chancellor LGT] Asset Management, Inc. voluntarily assumed certain expenses for the Funds (Note 2).
 (g) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F74

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Variable Investment Series and GT Global Variable Investment Trust ("Companies") were organized as Massachusetts business trusts on May 26, 1992 and September 17, 1992, respectively. The Companies are registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. The GT Global Variable Investment Series operates as a series company currently issuing five classes of shares of beneficial interest:
GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Variable America Fund, GT Global Variable International Fund and GT Global Money Market Fund. GT Global Variable Investment Trust operates as a series company currently issuing nine classes of shares of beneficial interest: GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Telecommunications Fund, GT Global Variable Infrastructure Fund, and GT Global Variable Natural Resources Fund. (The classes of shares of of beneficial interest for the two companies are referred to herein collectively as the "Funds".) Each of the Funds is classified as a diversified management investment company, except for GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund and GT Global Variable Global Government Income Fund, which are each registered as a non-diversified management investment company under the 1940 Act.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by [Chancellor LGT] Asset Management, Inc. (the "Sub-adviser") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Sub-adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by, or under the direction of, each of the Companies' Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by, or under the direction of, the Companies' Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

                                      F75

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Funds under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the Forward Contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Funds' "Statements of Assets and Liabilities." The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Funds may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statements of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium received. A Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Funds may use options to manage their exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If a Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund may use futures contracts to manage its exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to the collection of withholding tax rebate, income is recorded net of all withholding tax with any rebate recorded when received. A Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. For the Money Market Fund, dividends are declared daily and

                                      F76

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

paid monthly from net investment income. The Variable Strategic Income Fund, Variable Global Government Income Fund and Variable U.S. Government Income Fund declare and pay dividends from net investment income, if any, monthly. The Variable Growth & Income Fund declares and pays dividends from net investment income, if any, quarterly. The Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Europe Fund, Variable Emerging Markets Fund, Variable International Fund, Variable America Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund declare and pay dividends from net investment income, if any, annually. With respect to each Fund, dividends from net realized capital gains, if any, are normally declared and paid annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(I) TAXES
It is the policy of the Funds to continue to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or for excise tax on income and capital gains. The following funds have capital loss carryforwards.

                                                              CAPITAL LOSS   EXPIRES IN
GT GLOBAL FUNDS                                               CARRYFORWARD      YEAR
------------------------------------------------------------  ------------   ----------
Variable Strategic Income...................................   $  190,054       2003
Variable Global Government Income...........................      823,063       2002
Variable U.S. Government Income.............................       10,233       2005
Variable Infrastructure.....................................      203,730       2005
Variable New Pacific........................................      562,115       2003
                                                                   18,626       2005

(J) DEFERRED ORGANIZATIONAL EXPENSES
Costs incurred by GT Global Variable Investment Series and Trust in connection with their organization, which aggregated $125,333 and $188,000, respectively, are being amortized on a straight-line basis for a five year period. While the Sub-adviser has advanced certain of the Companies' organizational costs incurred to date, the Companies may reimburse the Sub-adviser for the amount of these advances. In the event that the Sub-adviser redeems any of the initial 2,083.333 shares of each of the Variable New Pacific Fund, Variable Europe Fund and Variable America Fund; or the initial 25,000 shares of Money Market Fund; or the initial 1,666.667 shares of each of the Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund, Variable Latin America Fund and the Variable Growth & Income Fund; or the initial 1.000 share of the Variable Telecommunications Fund, within the five year amortization period, the respective Fund's unamortized organizational expenses allocable to the shares redeemed will be deducted from the Sub-adviser's redemption proceeds.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Funds' investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Funds may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
Certain of the Funds are permitted to invest in a limited amount of privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments for each Fund, if any.

(N) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Portfolio of Investments. The Variable Strategic Income Fund and the Variable U.S. Government Income Fund have set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

                                      F77

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(O) PORTFOLIO SECURITIES LOANED
At December 31, 1997, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Fund:

                                                                                              YEAR
                                                                                             ENDED
                                                                                            DECEMBER
                                                                                              31,
                                                                   DECEMBER 31, 1997          1997
                                                              ----------------------------  --------
                                                              AGGREGATE VALUE      CASH       FEES
GT GLOBAL                                                         ON LOAN       COLLATERAL  RECEIVED
------------------------------------------------------------  ---------------   ----------  --------
Variable Strategic Income Fund..............................    $3,371,001      $3,681,498  $36,222
Variable Global Government Income Fund......................       576,311         641,875   12,000
Variable U.S. Government Income Fund........................            --              --       --
Variable Latin America Fund.................................       369,503         389,106    7,788
Variable Growth & Income Fund...............................     2,325,612       2,530,994   48,450
Variable Telecommunications Fund............................     4,645,435       4,851,350   31,993
Variable Emerging Markets Fund..............................       446,562         484,389   11,778
Variable Infrastructure Fund................................       420,669         440,240    5,851
Variable Natural Resources Fund.............................       529,754         535,011    5,664
Variable America Fund.......................................     3,351,238       3,396,950   22,847
Variable New Pacific Fund...................................       448,248         502,500   28,835
Variable Europe Fund........................................       514,800         546,000   24,456
Money Market Fund...........................................            --              --       --
Variable International Fund.................................       223,510         238,538    5,349

For international securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' custodian and administrative expenses.

(P) LINE OF CREDIT
Certain Funds, along with other funds ("GT Funds") advised or administered by the Sub-adviser, have a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Funds and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Funds are limited to borrowing up to 33 1/3% of the value of the Fund's total assets. There were no outstanding loans at December 31, 1997.

For the year ended December 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding), the weighted average interest rate, and interest expense which are included in "Other expenses" on the Statement of Operations are as follows:

                                                                                  YEAR ENDED DECEMBER 31, 1997
                                                              --------------------------------------------------------------------
                                                                     WEIGHTED AVERAGE
GT GLOBAL                                                       OUTSTANDING DAILY BALANCE      INTEREST RATE    INTEREST EXPENSE
------------------------------------------------------------  ------------------------------  ---------------  -------------------
Variable Strategic Income Fund..............................         $      1,499,059              6.39%           $     4,524
Variable Global Government Income Fund......................                  290,048              6.30%                 5,332
Variable U.S. Government Income Fund........................                   19,600              6.26%                    34
Variable Latin America Fund.................................                2,142,519              6.25%                10,037
Variable Growth & Income Fund...............................                  329,448              6.36%                 1,686
Variable Telecommunications Fund............................                       --               --                      --
Variable Emerging Markets Fund..............................                  453,975              6.31%                 9,701
Variable Infrastructure Fund................................                       --               --                      --
Variable Natural Resources Fund.............................                  931,071              6.36%                 4,609
Variable America Fund.......................................                  567,407              6.35%                 5,904
Variable New Pacific Fund...................................                  832,551              6.31%                10,075
Variable Europe Fund........................................                  934,061              6.32%                16,243
Money Market Fund...........................................                       --               --                      --
Variable International Fund.................................                       --               --                      --

                                      F78

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

2. RELATED PARTIES
[Chancellor LGT] Asset Management, Inc. is the Fund's investment manager and administrator. The Money Market Fund pays the Sub-adviser an investment management and administration fee at the annualized rate of 0.50% of that Fund's average daily net assets. The Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund and Variable America Fund each pays the Sub-adviser an investment management and administration fee at the annualized rate of 0.75% of the Fund's average daily net assets. The Variable Growth & Income Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Europe Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund each pays the Sub-adviser an investment management and administration fee at the annualized rate of 1.00% of its average daily net assets. All fees are computed daily and paid monthly.

The Sub-adviser has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable New Pacific Fund, Variable Europe Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Infrastructure Fund, Variable Natural Resources Fund, and the Variable Growth & Income Fund to 1.25% of their respective average daily net assets. In addition, the Sub-adviser has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable Strategic Income Fund, The Variable Global Government Income Fund, the Variable U.S. Government Income Fund, and the Variable America Fund to 1.00% of their respective average daily net assets. Likewise, the Sub-adviser has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of the Money Market Fund to 0.75% of its average daily net assets. From time to time, the Sub-adviser in its sole discretion may waive its fees and/or voluntarily assume certain Fund expenses.

All general expenses of the Companies and joint expenses of the Funds are allocated among the Funds on a basis deemed fair and equitable.

GT Global, Inc., ("GT Global") an affiliate of the Sub-adviser, is the Funds' distributor. GT Global Investor Services, Inc.("GT Services"), an affiliate of the Sub-adviser and GT Global, is the Funds' transfer agent.

GT Global is the principal underwriter of the Variable Annuity Contracts. Underwriting commissions retained by GT Global are as follows:

                                                                 YEAR ENDED
GT GLOBAL                                                     DECEMBER 31, 1997
------------------------------------------------------------  -----------------
Variable Strategic Income Fund..............................       $13,549
Variable Global Government Income Fund......................         3,882
Variable U.S. Government Income Fund........................         4,354
Variable Latin America Fund.................................        11,573
Variable Growth & Income Fund...............................        21,810
Variable Telecommunications Fund............................        28,956
Variable Emerging Markets Fund..............................        14,926
Variable Infrastructure Fund................................        12,446
Variable Natural Resources Fund.............................        21,834
Variable America Fund.......................................        13,032
Variable New Pacific Fund...................................        16,290
Variable Europe Fund........................................        14,224
Money Market Fund...........................................        71,614
Variable International Fund.................................         4,428

The Sub-adviser is the pricing and accounting agent for the Funds. The monthly fee for these services to the Sub-adviser is a percentage, not to exceed 0.03% annually, of each of the Funds' average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Sub-adviser and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Companies pay each of their Trustees who is not an employee, officer or director of the Sub-adviser, GT Global or GT Services $5,000 per year.

                                      F79

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by Fund, for the year ended December 31, 1997:

                       PURCHASES AND SALES OF SECURITIES

                                                                        PURCHASES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $6,435,577      $ 41,738,763
Variable Global Government Income Fund......................     3,328,157        15,724,583
Variable U.S. Government Income Fund........................     8,249,846            64,860
Variable Latin America Fund.................................            --        42,098,900
Variable Growth & Income Fund...............................     8,233,743        24,158,405
Variable Telecommunications Fund............................            --        56,320,805
Variable Emerging Markets Fund..............................            --        41,171,271
Variable Infrastructure Fund................................            --         5,463,341
Variable Natural Resources Fund.............................            --        54,632,416
Variable America Fund.......................................            --        83,753,841
Variable New Pacific Fund...................................            --        22,967,706
Variable Europe Fund........................................            --        30,630,552
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         5,557,105

                                                                          SALES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $5,727,377      $ 45,079,434
Variable Global Government Income Fund......................     3,367,455        16,416,966
Variable U.S. Government Income Fund........................     6,671,306           851,841
Variable Latin America Fund.................................            --        39,537,437
Variable Growth & Income Fund...............................     4,472,480        19,070,750
Variable Telecommunications Fund............................            --        65,725,114
Variable Emerging Markets Fund..............................            --        40,343,287
Variable Infrastructure Fund................................            --         3,170,949
Variable Natural Resources Fund.............................            --        52,541,044
Variable America Fund.......................................            --        83,403,217
Variable New Pacific Fund...................................            --        29,392,630
Variable Europe Fund........................................            --        31,082,670
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         5,333,436

The Funds' written options activity for the year ended December 31, 1997, was as follows:

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND
                          COVERED CALL OPTIONS WRITTEN

                                                                 UNDERLYING
                                                              PRINCIPAL AMOUNT    PREMIUMS
                                                              -----------------   --------
Options outstanding at December 31, 1996....................     $       --       $    --
Options written.............................................      5,070,000        29,339
Options cancelled in closing purchase transactions..........       (400,000)       (2,587 )
Options expired prior to exercise...........................     (4,670,000)      (26,752 )
Options exercised...........................................             --            --
                                                              -----------------   --------
Options outstanding at December 31, 1997....................     $       --       $    --
                                                              -----------------   --------
                                                              -----------------   --------

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND
                          COVERED CALL OPTIONS WRITTEN

                                                                 UNDERLYING
                                                              PRINCIPAL AMOUNT    PREMIUMS
                                                              -----------------   --------
Options outstanding at December 31, 1996....................     $       --       $    --
Options written.............................................        348,000        20,149
Options cancelled in closing purchase transactions..........             --            --
Options expired prior to exercise...........................             --            --
Options exercised...........................................       (348,000)      (20,149 )
                                                              -----------------   --------
Options outstanding at December 31, 1997....................     $       --       $    --
                                                              -----------------   --------
                                                              -----------------   --------

                                      F80

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

4. CAPITAL SHARES
At December 31, 1997, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

                                                                        YEAR ENDED                        YEAR ENDED
                                                                     DECEMBER 31, 1997                DECEMBER 31, 1996
                                                              -------------------------------  --------------------------------
GT GLOBAL VARIABLE STRATEGIC INCOME FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,611,339  $    35,310,968        3,455,994  $    43,161,383
Shares issued in connection with reinvestment of
  distributions.............................................         151,821        2,041,389          161,635        2,004,763
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,763,160       37,352,357        3,617,629       45,166,146
Shares repurchased..........................................      (3,005,617)     (40,609,980)      (3,384,466)     (42,069,061)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (242,457) $    (3,257,623)         233,163  $     3,097,085
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND                  SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         380,383  $     4,229,682          595,260  $     6,669,492
Shares issued in connection with reinvestment of
  distributions.............................................          55,693          616,309           63,372          706,122
                                                              --------------  ---------------  ---------------  ---------------
                                                                     436,076        4,845,991          658,632        7,375,614
Shares repurchased..........................................        (606,738)      (6,739,965)        (787,028)      (8,839,632)
                                                              --------------  ---------------  ---------------  ---------------
Net decrease................................................        (170,662) $    (1,893,974)        (128,396) $    (1,464,018)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         498,606  $     5,752,236          333,844  $     3,803,016
Shares issued in connection with reinvestment of
  distributions.............................................          26,692          304,964           23,060          262,014
                                                              --------------  ---------------  ---------------  ---------------
                                                                     525,298        6,057,200          356,904        4,065,030
Shares repurchased..........................................        (375,888)      (4,324,042)        (386,658)      (4,430,300)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         149,410  $     1,733,158          (29,754) $      (365,270)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE LATIN AMERICA FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,970,336  $    50,446,691        2,062,574  $    28,548,855
Shares issued in connection with reinvestment of
  distributions.............................................              --               --           45,515          624,926
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,970,336       50,446,691        2,108,089       29,173,781
Shares repurchased..........................................      (2,821,639)     (48,320,307)      (2,151,334)     (29,883,182)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         148,697  $     2,126,384          (43,245) $      (709,401)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE GROWTH & INCOME FUND                           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       4,454,366  $    78,690,743        1,910,536  $    29,111,115
Shares issued in connection with reinvestment of
  distributions.............................................          78,960        1,391,332           55,274          839,489
                                                              --------------  ---------------  ---------------  ---------------
                                                                   4,533,326       80,082,075        1,965,810       29,950,604
Shares repurchased..........................................      (4,032,695)     (71,425,393)      (1,857,484)     (28,213,931)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         500,631  $     8,656,682          108,326  $     1,736,673
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND                        SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,426,702  $    45,966,546        2,031,581  $    37,384,916
Shares issued in connection with reinvestment of
  distributions.............................................         435,369        7,777,355          354,065        6,443,990
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,862,071       53,743,901        2,385,646       43,828,906
Shares repurchased..........................................      (2,644,456)     (49,940,160)      (1,908,080)     (34,595,566)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         217,615  $     3,803,741          477,566  $     9,233,340
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EMERGING MARKETS FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       4,408,199  $    64,017,931        2,518,560  $    32,771,217
Shares issued in connection with reinvestment of
  distributions.............................................          90,221        1,368,634               --               --
                                                              --------------  ---------------  ---------------  ---------------
                                                                   4,498,420       65,386,565        2,518,560       32,771,217
Shares repurchased..........................................      (4,305,787)     (63,118,511)      (2,109,935)     (27,696,344)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         192,633  $     2,268,054          408,625  $     5,074,873
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F81

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                        YEAR ENDED                        YEAR ENDED
                                                                     DECEMBER 31, 1997                DECEMBER 31, 1996
                                                              -------------------------------  --------------------------------
GT Global Variable Infrastructure Fund                            Shares          Amount           Shares           Amount
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         361,007  $     6,149,550          469,810  $     7,225,756
Shares issued in connection with reinvestment of
  distributions.............................................          28,498          479,059            1,715           26,769
                                                              --------------  ---------------  ---------------  ---------------
                                                                     389,505        6,628,609          471,525        7,252,525
Shares repurchased..........................................        (222,095)      (3,775,850)        (224,095)      (3,457,346)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         167,410  $     2,852,759          247,430  $     3,795,179
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE NATURAL RESOURCES FUND                         SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,023,682  $    42,194,979        1,819,670  $    33,416,057
Shares issued in connection with reinvestment of
  distributions.............................................          42,776          762,160               --               --
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,066,458       42,957,139        1,819,670       33,416,057
Shares repurchased..........................................      (2,016,632)     (41,865,469)      (1,140,721)     (20,919,006)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................          49,826  $     1,091,670          678,949  $    12,497,051
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE AMERICA FUND                                   SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,483,444  $    49,803,360        2,859,324  $    55,470,879
Shares issued in connection with reinvestment of
  distributions.............................................          93,176        1,750,776          303,755        5,480,666
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,576,620       51,554,136        3,163,079       60,951,545
Shares repurchased..........................................      (2,660,773)     (53,234,901)      (2,984,751)     (57,915,239)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         (84,153) $    (1,680,765)         178,328  $     3,036,306
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE NEW PACIFIC FUND                               SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................      11,514,400  $   181,130,875       10,835,385  $   176,690,218
Shares issued in connection with reinvestment of
  distributions.............................................          17,420          306,408           20,259          329,817
                                                              --------------  ---------------  ---------------  ---------------
                                                                  11,531,820      181,437,283       10,855,644      177,020,035
Shares repurchased..........................................     (11,774,960)    (187,117,722)     (10,696,698)    (175,737,852)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (243,140) $    (5,680,439)         158,946  $     1,282,183
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EUROPE FUND                                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       6,563,342  $   144,699,282        4,041,258  $    77,833,163
Shares issued in connection with reinvestment of
  distributions.............................................         115,031        2,473,175            7,876          155,793
                                                              --------------  ---------------  ---------------  ---------------
                                                                   6,678,373      147,172,457        4,049,134       77,988,956
Shares repurchased..........................................      (6,610,990)    (146,386,879)      (3,846,425)     (74,160,899)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................          67,383  $       785,578          202,709  $     3,828,057
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL MONEY MARKET FUND                                       SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................     523,529,726  $   523,529,726      316,100,021  $   316,100,051
Shares issued in connection with reinvestment of
  distributions.............................................         988,414          988,414          708,413          708,413
                                                              --------------  ---------------  ---------------  ---------------
                                                                 524,518,140      524,518,140      316,808,434      316,808,464
Shares repurchased..........................................    (517,347,993)    (517,347,993)    (311,904,996)    (311,904,996)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................       7,170,147  $     7,170,147        4,903,438  $     4,903,468
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE INTERNATIONAL FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,840,820  $    35,258,127          804,796  $     9,121,897
Shares issued in connection with reinvestment of
  distributions.............................................             621            7,912            1,276           14,683
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,841,441       35,266,039          806,072        9,136,580
Shares repurchased..........................................      (2,776,796)     (34,648,323)        (737,004)      (8,376,359)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................          64,645  $       617,716           69,068  $       760,221
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F82

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

5. EXPENSE REDUCTIONS
The Sub-adviser has directed certain portfolio trades to brokers who paid a portion of the Funds' expenses. The Funds' expenses were reduced as follows under these arrangements:

                                                                                                         YEAR ENDED
GT GLOBAL                                                                                             DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------  -----------------
Variable Strategic Income Fund......................................................................       $   --
Variable Global Government Income Fund..............................................................           --
Variable U.S. Government Income Fund................................................................           --
Variable Latin America Fund.........................................................................          249
Variable Growth & Income Fund.......................................................................        4,036
Variable Telecommunications Fund....................................................................        3,050
Variable Emerging Markets Fund......................................................................        6,465
Variable Infrastructure Fund........................................................................          242
Variable Natural Resources Fund.....................................................................        8,475
Variable America Fund...............................................................................        5,571
Variable New Pacific Fund...........................................................................       24,905
Variable Europe Fund................................................................................        7,231
Money Market Fund...................................................................................           --
Variable International Fund.........................................................................          951

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by a Fund or Portfolio are defined in the Investment Company Act of 1940 as an affiliated company. There were no investments in affiliated companies at December 31, 1997.

Transactions during the year with companies that were affiliates for the GT Global Variable Latin America Fund are as follows:

                                                                                                NET REALIZED
                                                              PURCHASES COST  SALES PROCEEDS     GAIN (LOSS)    DIVIDEND INCOME
                                                              --------------  ---------------  ---------------  ---------------
Industrias J B Duarte S.A. Preferred........................  $    --         $       33,192   $     (735,270 ) $     --

7. SUBSEQUENT EVENT
On January 30, 1998, Liechtenstein Global Trust ("GT") and AMVESCAP PLC ("AMVESCAP") entered into an agreement by which AMVESCAP will acquire GT's Asset Management Division, including [Chancellor LGT] Asset Management, Inc. AMVESCAP is the holding company of the A I M and INVESCO asset management businesses.

--------------
FEDERAL TAX INFORMATION (UNAUDITED)
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended December 31, 1997:

                                                              CAPITAL GAIN
FUND                                                            DIVIDEND
------------------------------------------------------------  ------------
GT Global Variable U.S. Government Income Fund..............   $    6,894
GT Global Variable Growth & Income Fund.....................       90,528
GT Global Variable Telecommunications Fund..................    5,278,871
GT Global Variable Emerging Markets Fund....................      158,163
GT Global Variable Infrastructure Fund......................      130,229
GT Global Variable Natural Resources Fund...................       24,522
GT Global Variable America Fund.............................    1,541,102
GT Global Variable Europe Fund..............................    1,883,128

                                      F83

                      GT GLOBAL VARIABLE INVESTMENT TRUST
                           PART C: OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


    (a) FINANCIAL STATEMENTS -- The following audited financial statements as of December 31, 1997, and for the fiscal year then ended, for the Funds are included in the Funds' Statement of Additional Information and are filed herewith:



    --  Reports of Independent Accountants



    --  Portfolios of Investments



    --  Statements of Assets and Liabilities



    --  Statements of Operations



    --  Statements of Changes in Net Assets



    --  Financial Highlights



    --  Notes to Financial Statements


    (b) EXHIBITS REQUIRED BY PART C, ITEM 24 OF FORM N-1A.


         (1) Registrant's Agreement and Declaration of Trust dated May 7, 1998 -- Filed herewith.
         (2)        Registrant's By-Laws dated May 7, 1998 -- Filed herewith.
         (3)        Not Applicable.
         (4) Provisions of instruments defining the rights of holders of Registrant's securities are contained in the Agreement and Declaration of Trust Articles II, VI, VII, VIII and IX and By-laws Articles IV, V, VI, VII and VIII included as part of Exhibits (b)(1) and (2) of this Registration Statement.
         (5)(a) Form of Investment Management and Administration Contract -- Filed herewith.
         (5)(b) Form of Investment Sub-Advisory and Sub-Administration Contract -- Filed herewith.
         (6)        Not Applicable.
         (7)        Not Applicable.
         (8)(a) Custodian Agreement between Registrant and State Street Bank and Trust Company (2).
         (8)(b) Letter Agreement assigning Custodian Agreement -- Filed herewith.
         (9)(a) Transfer Agency Contract between Registrant and GT Global Investor Services, Inc. (1).
         (9)(b) Letter Agreement assigning Transfer Agency Contract -- Filed herewith.
         (9)(c) Form of Fund Accounting and Pricing Agent Agreement -- Filed herewith.
        (10)(a)     Opinion and Consent of Counsel -- Filed herewith.
        (10)(b)     Opinion and Consent of Delaware Counsel -- Filed herewith.
        (11) Consent of Coopers & Lybrand L.L.P., Independent Accountants -- Filed herewith.
        (12)        Not Applicable.
        (13)        Not Applicable.

        (14)(a)     IRA Application -- Filed herewith.
        (14)(b)     SEP and SARSEP IRA Adoption Agreement -- Filed herewith.
        (14)(c) Profit Sharing/Money Purchase Pension Plan -- Filed herewith.
        (14)(d)     403(b) Plan -- Filed herewith.
        (14)(e)     SIMPLE IRA Application -- Filed herewith.
        (14)(f)     Roth IRA Application -- Filed herewith.
        (15)        Not Applicable.
        (16) Schedules of Computation of Performance Quotations relating to the shares of:



                  (i) GT Global Variable Strategic Income Fund (5).



                  (ii) GT Global Variable Global Government Income Fund (5).



                 (iii) GT Global Variable U.S. Government Income Fund (5).



                 (iv) GT Global Variable Latin America Fund (5).



                  (v) GT Global Variable Growth & Income Fund (5).



                 (vi) GT Global Variable Telecommunications Fund (5).



                 (vii) GT Global Variable Emerging Markets Fund (5).



                (viii) GT Global Variable Infrastructure Fund (5).



                 (ix) GT Global Variable Natural Resources Fund (5).



        (17)        Financial Data Schedules (4).

Other Exhibits:
        (a) Power of Attorney for Helge K. Lee and Michael A. Silver for GT Global Variable Investment Trust, a Delaware business trust -- Filed herewith.
        (b) Power of Attorney for Helge K. Lee and Michael A. Silver for G.T. Global Variable Investment Trust, a Massachusetts business trust (3).


------------------------

(1) Incorporated by reference to the identically enumerated Exhibit of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on September 28, 1995.



(2) Incorporated by reference to the identically enumerated Exhibit of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 28, 1997.



(3) Incorporated by reference to the identically enumerated Exhibit of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 29, 1998.



(4) Incorporated by reference to the identically enumerated Exhibit of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on March 10, 1998.



(5) Incorporated by reference to the identically enumerated Exhibit of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on July 31, 1995.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

    None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


    As of May 7, 1998:



                                                                               NUMBER OF
TITLE OF CLASS                                                               RECORD HOLDERS
--------------------------------------------------------------------------  ----------------
Shares of Beneficial Interest, no par value, of:
  GT Global Variable Latin America Fund...................................              8
  GT Global Variable Growth & Income Fund.................................              6
  GT Global Variable Strategic Income Fund................................              5
  GT Global Variable Global Government Income Fund........................              4
  GT Global Variable U.S. Government Income Fund..........................              5
  GT Global Variable Telecommunications Fund..............................              6
  GT Global Variable Emerging Markets Fund................................              5
  GT Global Variable Infrastructure Fund..................................              5
  GT Global Variable Natural Resources Fund...............................              7


ITEM 27. INDEMNIFICATION


    The Registrant's Agreement and Declaration of Trust dated May 7, 1998, provides, among other things, (1) that a Trustee shall not be liable for any act, omission, or obligation of the Registrant or any Trustee (except for liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Trustee's duties); (2) that the Trustees and Officers shall be indemnified by the Registrant to the fullest extent permitted by the Delaware Business Trust Act and other applicable law; and (3) that the shareholders and former shareholders of the Registrant shall be held harmless by the Registrant (or applicable portfolio or class) from personal liability arising from their status as such, and shall be indemnified by the Registrant (or applicable portfolio or class) against all loss and expense arising from such personal liability in accordance with the Registrant's By-Laws and applicable law.



ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISER



    See the material under the heading "Management" included in Part A (Prospectus) of this Amendment and the material appearing under the headings "Trustees and Officers" and "Management" included in Part B (Statement of Additional Information) of this Amendment. Information as to the Directors and Officers of A I M Advisors, Inc. and INVESCO (NY), Inc. is included in Schedule A and Schedule D of Part I of each entity's Form ADV (File No. 801-12313 and File No. 801-10254, respectively), filed with the Securities and Exchange Commission, which are incorporated herein by reference thereto.


ITEM 29. PRINCIPAL UNDERWRITER


    (a) GT Global, Inc. is also the principal underwriter for the following other investment company: GT Global Variable Investment Series (which includes five funds: GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Variable America Fund, GT Global Variable International Fund and GT Global Money Market Fund).



    (b) Directors and Officers of GT Global, Inc.



    Unless otherwise indicated, the business address of each person listed is 50 California Street, 27th Floor, San Francisco, CA 94111.



                                              POSITIONS AND OFFICES               POSITIONS AND OFFICES
NAME                                          WITH UNDERWRITER                    WITH REGISTRANT
--------------------------------------------  ----------------------------------  ----------------------------------
William J. Guilfoyle                          President and Chairman of the       Chairman of the Board of Directors
                                                Board                               and President

                                              POSITIONS AND OFFICES               POSITIONS AND OFFICES
NAME                                          WITH UNDERWRITER                    WITH REGISTRANT
--------------------------------------------  ----------------------------------  ----------------------------------
Raymond R. Cunningham                         Senior Vice President -- Director   None
                                                of Sales and Director
Richard W. Healey                             Senior Vice President -- Director   None
                                                of Marketing and Director
David P. Hess                                 Secretary and Director of San       Assistant Secretary
                                                Francisco Compliance
Michael A. Silver                             Assistant Secretary and Assistant   Assistant Secretary
                                                General Counsel
Philip D. Edelstein                           Senior Vice President -- Regional   None
9 Huntly Circle                                 Sales Manager
Palm Beach Gardens, FL 33418
Stephen A. Maginn                             Senior Vice President -- Regional   None
519 S. Juanita                                  Sales Manager
Redondo Beach, CA 90277
Peter J. Wolfert                              Senior Vice President --            None
                                                Information Technology
Christine M. Pallatto                         Senior Vice President -- Director   None
                                                of Human Resources
Earle A. Malm II                              Chief Operating Officer             None
Margo A. Tammen                               Vice President -- Finance &         None
                                                Administration
Gary M. Castro                                Assistant Treasurer & Controller    None
Dennis W. Reichert                            Assistant Treasurer & Budget        Assistant Treasurer
                                                Director
Kenneth W. Chancey                            Senior Vice President -- Fund       Vice President, Principal
                                                Accounting                          Accounting Officer and (Acting)
                                                                                    CFO
Hallie L. Baron                               Vice President -- Public Relations  None
                                                & Shareholder Communications
Claus te Wildt                                Vice President -- Director of       None
                                                Strategy and Business Planning
Pamela Ruddock                                Vice President -- Fund              None
                                                Administration
Paul Wozniak                                  Vice President -- Fund Accounting   None
Christine C. Mangan                           Vice President -- Dealer Marketing  None

                                              POSITIONS AND OFFICES               POSITIONS AND OFFICES
NAME                                          WITH UNDERWRITER                    WITH REGISTRANT
--------------------------------------------  ----------------------------------  ----------------------------------
Donna B. Abrahamson                           Vice President -- Account           None
                                                Management
Jon Burke                                     Vice President                      None
31 Darlene Drive
Southboro, MA 01772
Phil Christopher                              Vice President                      None
3621 59th Avenue, SW
Seattle, WA 98116
Anthony DiBacco                               Vice President                      None
30585 Via Lindosa
Laguna Niguel, CA 92677
Stephen Duffy                                 Vice President                      None
1120 Gables Drive
Atlanta, GA 30319
Glen R. Farinacci                             Vice President                      None
86 University Place
Staten Island, NY 10301
Richard Kashnowski                            Vice President                      None
1368 South Ridge Drive
Mandeville, LA 70448
Allen M. Kuhn                                 Vice President                      None
19655 Red Maple Lane
Jupiter, FL 33458
Steven C. Manns                               Vice President                      None
1941 West Wolfram
Chicago, IL 60657
Wayne F. Meyer                                Vice President                      None
2617 Sun Meadow Drive
Chesterfield, MO 63005
Dean Phillips                                 Vice President                      None
3406 Bishop Park Drive, #428
Winter Park, FL 32792
Philip Schertz                                Vice President                      None
25 Ivy Place
Wayne, NJ 07470
Peter Sykes                                   Vice President                      None
1655 E. Sherman Ave.
Salt Lake City, UT 84105
Lance Vetter                                  Vice President                      None
10915 Las Salinas Circle
Boca Raton, FL 33428
Tommy D. Wells                                Vice President                      None
25 Crane Drive
San Anselmo, CA 94960
Todd H. Westby                                Vice President                      None
3405 Goshen Road
Newtown Square, PA 19073

                                              POSITIONS AND OFFICES               POSITIONS AND OFFICES
NAME                                          WITH UNDERWRITER                    WITH REGISTRANT
--------------------------------------------  ----------------------------------  ----------------------------------
Eric T. Zeigler                               Vice President                      None
437 - 30th Street
Manhattan Beach, CA 90266



    (c) None.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


    Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant, and its sub-adviser, INVESCO (NY), Inc., 50 California Street, 27th Floor, San Francisco, CA 94111, and its custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.


    Records covering shareholder accounts are maintained and kept by the Registrant's Transfer Agent, GT Global Investor Services, Inc., 2121 N. California Boulevard, Suite 450, Walnut Creek, CA 94596, and records covering portfolio transactions are maintained and kept by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

ITEM 31. MANAGEMENT SERVICES

    None.

ITEM 32. UNDERTAKINGS

    None.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, GT Global Variable Investment Trust, a Delaware business trust, hereby certifies that it meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, and the State of California, on the 28th day of May, 1998.



                                          GT GLOBAL VARIABLE INVESTMENT TRUST


                                          By:  William J. Guilfoyle*
                                               President


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on the 28th day of May, 1998.



                                          President, Trustee and
William J. Guilfoyle*                     Chairman of the Board
                                          (Principal Executive Officer)

  /s/  KENNETH W. CHANCEY
----------------------------------------  Vice President and Principal
Kenneth W. Chancey                        Accounting Officer

C. Derek Anderson*                        Trustee
Arthur C. Patterson*                      Trustee
Frank S. Bayley*                          Trustee
Ruth H. Quigley*                          Trustee




*By:   /s/  MICHAEL A. SILVER
     -----------------------------------
     Michael A. Silver
     Attorney-in-Fact, pursuant to
     Power of Attorney filed herewith

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, G.T. Global Variable Investment Trust, a Massachusetts business trust, hereby certifies that it meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, and State of California, on the 28th day of May, 1998.



                                          G.T. GLOBAL VARIABLE INVESTMENT TRUST



                                          By:  William J. Guilfoyle*
                                               President



    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on the 28th day of May, 1998.



                                          President, Trustee and
William J. Guilfoyle*                     Chairman of the Board
                                          (Principal Executive Officer)

  /s/  KENNETH W. CHANCEY
----------------------------------------  Vice President and Principal
Kenneth W. Chancey                        Accounting Officer

C. Derek Anderson*                        Trustee
Arthur C. Patterson*                      Trustee
Frank S. Bayley*                          Trustee
Ruth H. Quigley*                          Trustee
Robert G. Wade, Jr.*                      Trustee




*By:   /s/  MICHAEL A. SILVER
     -----------------------------------
     Michael A. Silver
     Attorney-in-Fact, pursuant to
     Power of Attorney previously filed